                                 SCHEDULE 14(A)
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

[X]  Filed by the Registrant


[_]  Filed by a Party other than the Registrant


Check the appropriate box:                 [_]  Confidential For Use Of The
[ ]  Preliminary Proxy Statement                Commission Only (As Permitted By
                                                Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        SALIENT 3 COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:
               N/A

     (2) Aggregate number of securities to which transaction applies:
               N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               The fee is calculated at 1/50th of one percent of $160,000,000
               --------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
               $160,000,000
               ------------

     (5) Total fee paid:
               $32,000
               -------


[X]  Fee paid previously with preliminary materials.


[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                        SALIENT 3 COMMUNICATIONS, INC.
                                 P.O. Box 1498
                         Reading, Pennsylvania  19603

                       _________________________________


          NOTICE OF ANNUAL MEETING OF HOLDERS OF CLASS B COMMON STOCK
                           To Be Held July 21, 2000


                      __________________________________


         We have scheduled the annual meeting of holders of our Class B common stock at The Philadelphia Airport Marriott, 1 Arrivals Road, Philadelphia International Airport, Philadelphia, Pennsylvania, on Friday, July 21, 2000 at 9:00 a.m. (local time) for the following purposes:


     . To approve the sale of all of the outstanding stock of GAI-Tronics Corporation, a wholly-owned subsidiary of Salient;

     . To approve the sale of all of the outstanding stock of SAFCO Technologies, Inc., a wholly-owned subsidiary of Salient;

     .   To approve the dissolution and a plan of liquidation for Salient;

     . To approve a special incentive plan to pay sale and stay bonuses to Salient employees;

     .   To elect three directors;

     . To ratify the board of directors' selection of Arthur Andersen LLP as Salient's independent auditors for fiscal year 2000; and

to transact such other business as may properly come before the meeting or any adjournment of the meeting.


     Only holders of record of issued and outstanding shares of Class B common stock of Salient at the close of business on June 20, 2000, are entitled to notice of, and to vote at, the meeting.



                                    By order of the Board of Directors,

                                    Thomas F. Hafer
                                    Secretary

Reading, Pennsylvania
June 30, 2000



     Please promptly complete, sign and return the enclosed proxy card in the envelope provided. You may revoke your proxy at any time before it is exercised by sending written notice of revocation to the Secretary of Salient before the meeting. Alternately, you may revoke your proxy by attending the meeting and voting your shares in person.

                               TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
GENERAL.....................................................................................    1

SUMMARY TERM SHEET..........................................................................    2
   The Stock Sale of GAI-Tronics............................................................    2
   The Stock Sale of SAFCO..................................................................    4
   The Dissolution and Plan of Liquidation..................................................    6

FORWARD LOOKING STATEMENTS MAY PROVE INACCURATE.............................................    8

RISK FACTORS................................................................................    9
   Risks Relating to the Sale of GAI-Tronics................................................    9
   Risks Relating to the Sale of SAFCO......................................................   10
   Risks Relating to the Dissolution and Plan of Liquidation................................   11

THE MEETING.................................................................................   12
   Date, Time, Place and Purpose of the Meeting.............................................   12
   Record Date, Shares Entitled to Vote and Quorum..........................................   13
   Vote Required............................................................................   13
   Voting and Revocation of Proxies.........................................................   14
   Solicitation of Proxies..................................................................   14

THE BUSINESS................................................................................   14

BACKGROUND AND REASONS FOR THE PROPOSED SALES AND DISSOLUTION AND PLAN OF LIQUIDATION.......   15

COMPENSATION ASPECTS OF TRANSACTIONS........................................................   17
   Changes to Outstanding Options...........................................................   17
   Accelerated Vesting of Restricted Stock..................................................   18
   Acceleration of Payments Under the Benefit Equalization Plan.............................   19
   Employment Contracts.....................................................................   19
   Special Incentive Plan...................................................................   22

PROPOSAL NO. 1: APPROVAL OF SALE OF GAI-TRONICS.............................................   22
   Background and Reasons for the Sale......................................................   22
   Risk Factors.............................................................................   22
   Fairness Opinion.........................................................................   22
   The Purchaser............................................................................   28
   The Stock Purchase Agreement.............................................................   29
   Shares Committed.........................................................................   33
   Use of Proceeds..........................................................................   33
   Accounting Treatment of the Sale.........................................................   33
   No Appraisal Rights......................................................................   33
   Regulatory Matters.......................................................................   34

   Certain Federal Income Tax Consequences..................................................   34

PROPOSAL NO. 2: APPROVAL OF SALE OF SAFCO...................................................   34
   Background and Reasons for the Sale......................................................   34
   Risk Factors.............................................................................   34
   Fairness Opinion.........................................................................   35
   The Purchaser............................................................................   41
   The Stock Purchase Agreement.............................................................   41
   Shares Committed.........................................................................   50
   Use of Proceeds..........................................................................   50
   Accounting Treatment of the Sale.........................................................   51
   No Appraisal Rights......................................................................   51
   Regulatory Matters.......................................................................   51
   Certain Federal Income Tax Consequences..................................................   51

PROPOSAL NO. 3: APPROVAL OF THE DISSOLUTION AND PLAN OF LIQUIDATION.........................   51
   General..................................................................................   51
   Background and Reasons for the Dissolution and Plan of Liquidation.......................   52
   Risk Factors.............................................................................   52
   Dissolution and Liquidation Procedure....................................................   52
   Abandonment of the Dissolution and Plan of Liquidation...................................   52
   Conduct of Salient Following Dissolution.................................................   53
   Sale of Remaining Assets.................................................................   53
   Payment of Claims and Obligations........................................................   53
   Distributions to Stockholders............................................................   54
   Liquidating Trust........................................................................   54
   Delisting and Trading of the Common Stock after Dissolution..............................   55
   Continuing Liability of Stockholders After Dissolution...................................   55
   No Appraisal Rights......................................................................   55
   Regulatory Matters.......................................................................   55
   Accounting Treatment.....................................................................   55
   Certain Federal Income Tax Consequences..................................................   56

CONSOLIDATED CONDENSED UNAUDITED PRO FORMA STATEMENT OF NET ASSETS IN LIQUIDATION...........   58

PROPOSAL NO. 4: APPROVAL OF SPECIAL INCENTIVE PLAN..........................................   61
   Background and Reasons for the Special Incentive Plan....................................   61
   Summary of the Special Incentive Plan....................................................   61
   Certain Federal Income Tax Consequences..................................................   63

PROPOSAL NO. 5: ELECTION OF DIRECTORS.......................................................   65
   Nominees for Director....................................................................   65

MEETINGS AND COMMITTEES OF DIRECTORS........................................................   68

SECURITY OWNERSHIP OFCERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............................   69

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................................   70

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS............................................   70
   Board Committee Report on Executive Compensation.........................................   70
   Summary Compensation Table...............................................................   73
   Stock Options............................................................................   74
   Aggregated Option Exercises and Fiscal Year-End Option Value Table.......................   74
   Compensation Committee Interlocks and Insider Participation in Compensation Decisions....   75
   Director Compensation....................................................................   75
   Performance Graph........................................................................   75

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS.............................................   76
   Named Executive Officers.................................................................   76
   Directors................................................................................   77

PROPOSAL NO. 6: APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT  AUDITORS FOR FISCAL
  YEAR 2000.................................................................................   77

STOCKHOLDER PROPOSALS.......................................................................   77

OTHER MATTERS...............................................................................   78

WHERE YOU CAN FIND MORE INFORMATION.........................................................   78

Annexes

GAI-Tronics Stock Purchase Agreement......................................................Annex A

GAI-Tronics Stock Voting Agreement........................................................Annex B

SAFCO Stock Purchase Agreement............................................................Annex C

SAFCO form of Escrow Agreement............................................................Annex D

SAFCO form of Stock Voting Agreement......................................................Annex E

Plan of Dissolution and Liquidation.......................................................Annex F

Opinion of Robert W. Baird & Co. Incorporated regarding sale of GAI-Tronics...............Annex G

Opinion of Robert W. Baird & Co. Incorporated regarding sale of SAFCO.....................Annex H

Special Incentive Plan....................................................................Annex I

                        SALIENT 3 COMMUNICATIONS, INC.
                                 P.O. Box 1498
                         Reading, Pennsylvania  19603
                                (610) 856-5500

              PROXY STATEMENT ON BEHALF OF THE BOARD OF DIRECTORS

                       _________________________________


                                ANNUAL MEETING
                                 July 21, 2000


                       _________________________________

                                    GENERAL


     We are first mailing this proxy statement and form of proxy to stockholders on or about June 30, 2000. Our board of directors is soliciting your proxy to vote your shares at our annual meeting of holders of our Class B common stock or any adjournment or postponement of the annual meeting. The annual meeting will be held at The Philadelphia Airport Marriott, 1 Arrivals Road, Philadelphia International Airport, Philadelphia, Pennsylvania, at 9:00 a.m. (local time) on Friday, July 21, 2000. In this proxy statement, "we," "us," "our" and
"Salient" refer to Salient 3 Communications, Inc. and "you" refers to the Class B stockholders of Salient.


     At the meeting you will consider and vote upon proposals to:

     1. approve the sale of all of the outstanding stock of GAI-Tronics Corporation, a wholly-owned subsidiary of Salient;

     2. approve the sale of all of the outstanding stock of SAFCO Technologies, Inc., a wholly-owned subsidiary of Salient;

     3.  approve the dissolution and plan of liquidation for Salient;

     4. approve a special incentive plan to pay sale and stay bonuses to Salient employees;

     5.  elect three directors;

     6. ratify the selection of Arthur Andersen LLP as Salient's independent auditors for fiscal year 2000; and

transact such other business as may properly come before the meeting or any adjournment.


     Class B stockholders of record as of June 20, 2000 are entitled to vote at the meeting. The affirmative vote of a majority of outstanding shares of Class B common stock is necessary to approve proposals 1, 2, and 3. An affirmative vote of a majority of the shares of Class B common stock present in person or by proxy and entitled to vote is required for approval of proposals 4 and 6. With respect to proposal 5, directors are elected by the affirmative vote of a plurality of the shares of Class B common stock present in person or represented by proxy.


     Your vote is very important. Even if you plan to attend the meeting, please sign and return your proxy card. Any proxy may be revoked by the person giving it at any time before it is voted. You may revoke your proxy by either filing with us a written notice of revocation or by attending the meeting and voting your shares in person.

     Our board of directors recommends that you vote FOR proposals 1 through 6.

                              SUMMARY TERM SHEET

     This summary term sheet highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the transactions fully and for a more complete description of the legal terms of the transactions, you should read carefully this entire proxy statement and the other documents to which we refer you.

The Stock Sale of GAI-Tronics

The Parties to the Stock Sale

     Salient 3 Communications, Inc....  Organized as a holding company in 1984,
     P.O. Box 1498                      we manufacture and provide
     Reading, Pennsylvania 19603        telecommunications equipment and
     (610) 856-5500                     services to the industrial, access
                                        products and wireless communication
                                        markets. See "The Business" and "Where
                                        You Can Find More Information."

     Hubbell Incorporated.............  Incorporated in 1905, Hubbell is
     584 Derby Milford Road             primarily engaged in the engineering,
     Orange, Connecticut 06477-         manufacture and sale of electrical and
     4024                               electronic products for a broad range of
     (203) 799-4100                     commercial, industrial,
                                        telecommunications and utility
                                        applications. See "Proposal No. 1:
                                        Approval of the Sale of GAI-Tronics--The
                                        Purchaser."

The Stock Sale.......................   Hubbell will pay Salient $40 million in
                                        cash, subject to certain adjustments, to acquire all of the outstanding common stock of GAI-Tronics. See "Proposal No.
                                        1: Approval of the Sale of GAI-Tronics--
                                        The Stock Purchase Agreement." The stock purchase agreement is attached to this proxy statement as Annex A.

Conditions to Closing.................  The stock purchase agreement contains conditions to closing, including:
                                        .  receipt of regulatory approval; and
                                        .  approval of the stock purchase
                                           agreement by a majority of the
                                           outstanding shares of Class B common
                                           stock.
                                        See "Proposal No. 1: Approval of the
                                        Sale of GAI-Tronics--The Stock Purchase
                                        Agreement."

Indemnification.......................  The parties have agreed to indemnify each other for certain events, including losses resulting from a party's breach of its representations and warranties or covenants in the stock purchase agreement. The amount of the indemnification is limited to $20 million. The minimum aggregate dollar threshold for indemnification is $500,000, and indemnification applies to all losses in excess of $500,000. See "Proposal No. 1: Approval of the Sale of GAI-Tronics--The Stock Purchase
                                        Agreement."

Termination...........................  The stock purchase agreement may be terminated before the closing for
                                        reasons including:
                                        .  failure of the closing to occur by
                                           August 31, 2000, subject to certain
                                           exceptions;
                                        .  failure of holders of Class B common
                                           stock to approve the stock purchase
                                           agreement; or
                                        .  mutual agreement of the parties.
                                        See "Proposal No. 1: Approval of the
                                        Sale of GAI-Tronics--The Stock Purchase
                                        Agreement."

Voting Agreement......................  Seven stockholders who together control more than 51% of the issued and
                                        outstanding Class B common stock have
                                        signed a voting agreement granting
                                        Hubbell proxies to vote their shares in
                                        favor of the stock sale. See "Proposal
                                        No. 1: Approval of the Sale of GAI-
                                        Tronics--Shares Committed." The voting
                                        agreement is attached to this proxy
                                        statement as Annex B.

Accounting Treatment..................  The sale will be treated as a sale of assets and liabilities for accounting
                                        purposes. See "Proposal No. 1: Approval
                                        of the Sale of GAI-Tronics--Accounting
                                        Treatment of the Sale."

Federal Income Tax Consequences.......  The sale will not result in any federal income tax consequences to our
                                        stockholders, but the sale will be a
                                        taxable transaction to Salient for
                                        federal income tax purposes. See
                                        "Proposal No. 1: Approval of the Sale of
                                        GAI-Tronics--Certain Federal Income Tax
                                        Consequences."

Regulatory Matters....................  We must comply with the information furnishing and waiting period
                                        requirements of the Hart-Scott-Rodino
                                        Antitrust Improvements Act of 1976. See
                                        "Proposal No. 1: Approval of the Sale of
                                        GAI-Tronics--Regulatory Matters."

Appraisal Rights......................  Stockholders have no appraisal rights in connection with the sale of GAI-Tronics.
                                        See "Proposal No. 1: Approval of the
                                        Sale of GAI-Tronics--No Appraisal
                                        Rights."

The Stock Sale of SAFCO

The Parties to the Stock Sale

     Salient 3 Communications, Inc....  See "The Business" and "Where You Can
                                        Find More Information."

     Agilent Technologies, Inc.......   Agilent is a global, diversified
     395 Page Mill Road                 technology company which operates four
     Palo Alto, California 94306        businesses:
     (650) 752-5000                       .  test and measurement;
                                          .  semiconductor products;
                                          .  healthcare solutions; and
                                          .  chemical analysis.
                                        See "Proposal No. 2: Approval of the
                                        Sale of SAFCO--The Purchaser."

The Stock Sale........................  Agilent will pay $120 million, subject to certain adjustments, in cash to
                                        acquire all of the outstanding common
                                        stock of SAFCO. See "Proposal No. 2:
                                        Approval of the Sale of SAFCO." The
                                        stock purchase agreement is attached to
                                        this proxy statement as Annex C.

Escrow Agreement......................  At closing, we will place $11 million of the purchase price into escrow for
                                        payment of Agilent indemnification
                                        claims. The escrow fund will be
                                        terminated on the first anniversary of
                                        the escrow agreement. See "Proposal No.
                                        2: Approval of the Sale of SAFCO--The
                                        Stock Purchase Agreement." The form of
                                        escrow agreement is attached to this
                                        proxy statement as Annex D.

Conditions to Closing.................  The stock purchase agreement contains conditions to closing, including:
                                          .  the receipt of regulatory approval;
                                             and
                                          .  approval of the stock purchase
                                             agreement by a majority of the
                                             outstanding shares of Class B
                                             common stock.
                                        See "Proposal No. 2: Approval of the
                                        Sale of SAFCO--The Stock Purchase
                                        Agreement."

Indemnification.......................  The parties have agreed to indemnify each other for certain events, including losses resulting from a party's breach of its representations and warranties or covenants in the stock purchase agreement. The maximum amount for which each party is indemnified may not exceed the amount placed in escrow. See "Proposal No. 2: Approval of the Sale of SAFCO--The Stock Purchase Agreement."

Termination...........................  The stock purchase agreement may be terminated before the closing for
                                        reasons including:
                                        .  mutual agreement of the parties;
                                        .  termination by Agilent, if the
                                           closing has not occurred by July 31,
                                           2000, subject to certain exceptions,
                                           including an extension to August 31,
                                           2000 if the closing is delayed beyond
                                           July 31, 2000 because of Hart-Scott-
                                           Rodino Antitrust Improvements Act
                                           matters; or
                                        .  on or after June 19, 2000, if the
                                           number of shares eligible to approve
                                           the stock purchase agreement which
                                           are covered by voting agreements, a
                                           form of which is attached to this
                                           proxy statement as Annex E, do not
                                           constitute at least 51% of the shares
                                           eligible to vote on the matter.
                                        See "Proposal No. 2: Approval of the
                                        Sale of SAFCO--The Stock Purchase
                                        Agreement."

Voting Agreements.....................  Seven stockholders who together control more than 51% of the issued and
                                        outstanding Class B common stock have
                                        signed voting agreements pursuant to
                                        which they each executed proxies
                                        appointing Agilent to vote their shares
                                        in favor of the stock sale.
                                        See "Proposal No. 2: Approval of the
                                        Sale of SAFCO--Shares Committed." The
                                        form of the voting agreement is attached to this proxy statement as Annex E.

Accounting Treatment..................  The sale will be treated as a sale of assets and liabilities for accounting
                                        purposes. See "Proposal No. 2: Approval
                                        of the Sale of SAFCO--Accounting
                                        Treatment of the Sale."

Federal Income Tax Consequences.......  The sale will not result in any federal income tax consequences to our
                                        stockholders, but the sale will be a
                                        taxable transaction to Salient for
                                        federal income tax purposes. See
                                        "Proposal No. 2: Approval of the Sale of
                                        SAFCO--Certain Federal Income Tax
                                        Consequences."

Regulatory Matters....................  We must comply with the information furnishing and waiting period
                                        requirements of the Hart-Scott-Rodino
                                        Antitrust Improvements Act. See
                                        "Proposal No. 2: Approval of the Sale of
                                        SAFCO--Regulatory Matters."

Appraisal Rights......................  Stockholders have no appraisal rights in connection with the sale of SAFCO. See
                                        "Proposal No. 2: Approval of the Sale of
                                        SAFCO--No Appraisal Rights."

The Dissolution and Plan of
Liquidation

Timing................................  We intend to file a certificate of dissolution after the stockholders
                                        approve the dissolution and plan of
                                        liquidation. However, our board of
                                        directors may delay the filing until
                                        after the sale of GAI-Tronics and/or
                                        SAFCO. See "Proposal No. 3: Approval of
                                        the Dissolution and Plan of
                                        Liquidation--Timing of the Dissolution
                                        and Liquidation."

Post-dissolution Salient..............  After the dissolution, we will continue to exist for three years solely for the
                                        purpose of winding up our affairs. Our
                                        board of directors and officers will
                                        continue to oversee our liquidation. We
                                        will not continue our business. We will:
                                        .  settle and close our business;
                                        .  convert our non-cash assets to cash;
                                        .  withdraw from jurisdictions where we
                                           are qualified to do business;
                                        .  pay or make provision to pay all our
                                           expenses and liabilities;
                                        .  prosecute and defend lawsuits, if
                                           any;
                                        .  distribute our remaining assets to
                                           our stockholders; and
                                        .  do any other acts necessary to wind
                                           up and liquidate our business and
                                           affairs.
                                        See "Proposal No. 3: Approval of the
                                        Dissolution and Plan of Liquidation--
                                        Conduct of Salient Following
                                        Dissolution"; "Proposal No. 3: Approval
                                        of the Dissolution and Plan of
                                        Liquidation--Sale of Remaining Assets";
                                        "Proposal No. 3: Approval of the
                                        Dissolution and Plan of Liquidation--
                                        Payment of Claims and Obligations"; and
                                        "Proposal No. 3: Approval of the
                                        Dissolution and Plan of Liquidation--
                                        Distribution to Stockholders." The plan
                                        of liquidation is attached to this proxy statement as Annex F.

Distributions to Stockholders.........  All of our assets will be distributed pro rata to holders of our Class A and
                                        Class B common stock in one or more
                                        distributions, provided adequate
                                        provisions have been made for
                                        satisfaction of all of our liabilities
                                        and obligations. Uncertainties regarding the net value of our assets and the ultimate amount of our liabilities make it impossible to predict with certainty the aggregate amount which we will ultimately distribute to our stockholders. We currently estimate we will distribute approximately $15.30 per share to our stockholders. We anticipate that the initial distribution would occur as early as the third quarter of 2000. See "Proposal No. 3: Approval of the Dissolution and Plan of
                                        Liquidation--Distribution to
                                        Stockholders."

Liquidating Trust.....................  The board of directors may, in its absolute discretion, transfer our assets to a liquidating trust after our dissolution. See "Proposal No. 3:
                                        Approval of the Dissolution and Plan of
                                        Liquidation--Liquidating Trust."

Delisting the Class A common stock....  The board of directors will determine when to voluntarily delist our Class A
                                        common stock from the Nasdaq Stock
                                        Market's National Market System after
                                        our dissolution. See "Proposal No. 3:
                                        Approval of the Dissolution and Plan of
                                        Liquidation--Delisting and Trading of
                                        the Common Stock after Dissolution."

Abandonment of the Dissolution........  Notwithstanding stockholder approval of the dissolution and plan of liquidation, the board of directors may abandon the dissolution without further stockholder action, in accordance with Delaware law. See "Proposal No. 3: Approval of the Dissolution and Plan of Liquidation-- Abandonment of the Dissolution and Plan of Liquidation."

Continuing Liability of Stockholders..  Under Delaware law, a stockholder's maximum liability for any claim against
                                        Salient not provided for by us will not
                                        exceed the amount that was actually
                                        distributed to the stockholder in
                                        dissolution. See "Proposal No. 3:
                                        Approval of the Dissolution and Plan of
                                        Liquidation--Continuing Liability of
                                        Stockholders After Dissolution."

Accounting Treatment..................  Upon our dissolution we will change to a liquidation basis of accounting. See
                                        "Proposal No. 3: Approval of Dissolution and Plan of Liquidation--Accounting Treatment."

Federal Income Tax Consequences......   Until the winding up of our affairs is
                                        completed and we cease to exist, we will continue to be subject to tax on our taxable income. Each stockholder will recognize a capital gain to the extent that liquidating distributions from
                                        Salient exceed such stockholder's tax
                                        basis in his or her shares. If the
                                        liquidating distributions do not exceed
                                        such stockholder's tax basis in his or
                                        her shares, the stockholder will
                                        recognize a capital loss when the final
                                        liquidating distribution is made. See
                                        "Proposal No. 3: Approval of Dissolution and Plan of Liquidation--Certain Federal
                                        Income Tax Consequences."

Regulatory Matters....................  Following stockholder approval, Salient is not subject to any federal or state
                                        regulatory requirements in dissolving
                                        other than the requirement to file a
                                        certificate of dissolution with the
                                        Secretary of State of Delaware. See
                                        "Proposal No. 3: Approval of Dissolution and Plan of Liquidation--Regulatory Matters."

Appraisal Rights......................  Stockholders have no appraisal rights in connection with the dissolution and plan of liquidation. See "Proposal No. 3:
                                        Approval of Dissolution and Plan of
                                        Liquidation--No Appraisal Rights."


                FORWARD LOOKING STATEMENTS MAY PROVE INACCURATE

  We have made forward-looking statements in this document. These are statements that relate to future events and time periods or our expectations, including information concerning the sale of our assets, our dissolution and plans for distribution of our assets. Also, when used in this proxy statement, the words "believes," "estimates," "anticipates," "expects," "intends" and similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements will contain such expressions. Such statements are not guarantees and involve risks and uncertainties. For forward-looking statements in this document, we claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995.

  Actual results or events in the future relating to our proposed sales of subsidiaries may differ materially from those described in the forward-looking statements for a number of reasons, including:

     .   the timing of the sales may be different than expected;
     .   the conditions to closing may not be satisfied;
     . the costs of the transaction and reserve adjustments or the purchase price may be different than expected; and
     .   we may incur indemnification obligations.

Additionally, important factors relating to our proposed plan of liquidation that could cause actual events to differ materially from those indicated in the related forward-looking statements include:

     .   fees and expenses associated with our dissolution;
     . the amount of our liabilities which must be satisfied or reserved as part of the dissolution;
     .   the amount and nature of any unknown contingent liabilities of Salient;
     .   the market value of our remaining assets; and
     .   the timing of the sale of our remaining assets.

This list of factors is not exclusive. Other reasons for a material difference between actual results or events in the future and those described in or implied by the forward-looking statements are described in the risk factors listed below. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

                                 RISK FACTORS

     In addition to the information included elsewhere in this proxy statement, you should consider the following risk factors carefully before you decide whether to vote in favor of the proposals to approve the sales and the dissolution and plan of liquidation. Keep these risk factors in mind when you read forward-looking statements elsewhere in this proxy statement. Future events and circumstances could differ significantly from those anticipated in the forward-looking statements.

Risks Relating to the Sale of GAI-Tronics.

The ultimate purchase price paid by Hubbell in the stock purchase of GAI-Tronics may be less than $ 40 million.

     The agreed upon purchase price of $40 million for GAI-Tronics is based on the assumption that the net worth of GAI-Tronics as of the closing date is $33,655,841. The purchase price will be reduced, on a dollar for dollar basis, to the extent that the net worth of GAI-Tronics as of the closing date is determined to be less than $33,655,841.

We may be liable to Hubbell for breaches of representations and warranties.

     Under the stock purchase agreement with Hubbell, we have made extensive representations and warranties about us and GAI-Tronics. The representations and warranties are required to be reaffirmed as of the closing, and our inability to reaffirm them will entitle Hubbell to terminate the agreement. Our representations and warranties survive for 12 months following the closing, subject to the following exceptions:

     . representations and warranties regarding the following survive without limitation as to time:

         - our and GAI-Tronics' existence, good standing and corporate authority to execute and perform the stock purchase agreement;
         -    GAI-Tronics' capital stock; and
         -    GAI-Tronics' subsidiaries;

     . representations and warranties with respect to taxes survive the closing until 30 days after the expiration of the applicable statute of limitations.

The representations and warranties are listed in "Proposal No. 1: Approval of the Sale of GAI-Tronics--The Stock Purchase Agreement."

We have agreed to indemnify Hubbell in connection with the sale of GAI-Tronics.

We have agreed to indemnify Hubbell, up to a limit of $20 million in the aggregate, for:

     . losses which it may incur as a result of our breach of representations and warranties in the stock purchase agreement;
     . losses which it may incur as a result of our nonperformance or breach of covenants or agreements in the stock purchase agreement; and
     . payment of any and all of GAI-Tronics' taxes with respect to the pre-closing period, exceeding those accrued on GAI-Tronics' balance sheet.

Risks Relating to the Sale of SAFCO.

The ultimate price paid by Agilent in the stock purchase of SAFCO may be less than $120 million.

     Agilent will pay $120 million, less the amount of the escrow fund, in cash at closing. After the closing, Agilent will prepare a balance sheet of SAFCO as of the closing date. We may dispute the closing date balance sheet and, if the dispute cannot be resolved, it will be referred to neutral experts mutually acceptable to us and Agilent for final resolution. If the audited March 31, 2000 net asset value of SAFCO is greater than the net asset value as of the closing date, we will be required to pay Agilent a post-closing purchase price adjustment for the amount of such excess, on a dollar-for-dollar basis.

We may be liable to Agilent for breaches of representations and warranties.

     Under the stock purchase agreement with Agilent, we have made extensive representations and warranties about us and SAFCO. The representations and warranties are required to be reaffirmed as of the closing, and our inability to reaffirm them will (if, disregarding any materiality limitations therein, it could reasonably be expected to result in a material adverse effect) entitle Agilent to terminate the stock purchase agreement. Our representations and warranties will survive for one year following the closing date, and if breached could result in liability to us. The representations and warranties are listed in "Proposal No. 2: Approval of the Sale of SAFCO--The Stock Purchase Agreement."

We have agreed to indemnify Agilent in connection with the sale of SAFCO.

     We have agreed to indemnify Agilent for losses which it may incur as a result of our breach of representations and warranties or covenants in the stock purchase agreement. At the closing, $11 million of the purchase price will be delivered into escrow as a source of recovery for Agilent for indemnification claims under the stock purchase agreement. The maximum amount which we must pay in connection with any and all indemnification claims of Agilent is limited to the amount held in escrow, except to the extent that a portion of the escrow amount is used to pay Agilent a purchase price adjustment. The escrow fund will be terminated on the first anniversary of the date of the escrow agreement.

Risks Relating to the Dissolution and Plan of Liquidation.

The stockholders could be liable if the contingency reserve is insufficient to satisfy our liabilities.

     We will pay our expenses and fixed or other known liabilities. We will set aside assets in a contingency reserve which we believe to be adequate for payment of any remaining liabilities. There can be no assurance that the contingency reserve will, in fact, be sufficient. Under Delaware law, our stockholders could be held liable for payment to our creditors for their pro rata share of a deficiency, to the extent of any distribution received, if:

     . we fail to create an adequate contingency reserve for payment of our expenses and liabilities; or

     . in the event that we transfer our assets to a liquidating trust, the contingency reserve and assets held in the liquidating trust are less than the amount ultimately payable for expenses and liabilities.

The amount of cash that stockholders receive in the distribution could be less than that expected and/or the distribution could be delayed.

     Once we have paid or made provision for payment of all of our expenses and liabilities, we intend to distribute our remaining funds to you as promptly as practicable. A creditor of Salient might obtain an injunction against our making distributions to you under the dissolution and plan of liquidation on the grounds that the amounts to be distributed are needed to provide for the payment of our expenses and liabilities, if:

     . a court holds that we have failed to make adequate provision for our expenses and liabilities; or

     . the amount ultimately required to be paid in respect of our expenses and liabilities exceeds the amount available from the contingency reserve and the assets of any liquidating trust.

Any such action could delay and/or substantially diminish the distributions to be made to you under the dissolution and plan of liquidation.

We may lose the ability to deduct certain parachute payments for federal income tax purposes and may be liable for certain tax gross-up payments in respect of such parachute payments.

     We may become obligated to pay certain transaction bonuses to our executive officers in the event of our dissolution and liquidation. See "Proposal No. 4:
Approval of Special Incentive Plan." A portion of these payments would constitute "parachute payments" for purposes of Section 280G of the Internal Revenue Code. However, we do not believe that any portion of these payments would constitute "excess parachute payments" which trigger an excise tax on such payments pursuant to Section 4999 of the Internal Revenue Code. The Internal Revenue Service could take a different view of these payments and conclude that a portion of the payments are "excess parachute payments." If the IRS successfully challenges our position, we may be obligated to pay additional tax "gross-up" payments to our executive officers to offset any excise taxes incurred by the executive officers by virtue of the payments. See "Compensation Aspects of Transactions." In that event, we would also lose the ability to deduct a portion of the parachute payments for federal income tax purposes, and we would not be able to deduct any of the tax "gross-up" payments made to our executive officers.

                                  THE MEETING

Date, Time, Place and Purpose of the Meeting.


     We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the annual meeting of our holders of Class B common stock to be held at The Philadelphia Airport Marriott, 1 Arrivals Road, Philadelphia International Airport, Philadelphia, Pennsylvania, at 9:00 a.m. on Friday July 21, 2000, and at any adjournment thereof. This proxy statement and form of proxy are first being sent or given to stockholders on or about June 30, 2000.


     At the annual meeting, Class B stockholders will be asked to consider and vote upon the following proposals:

     1. Approval of the sale of all of the outstanding stock of GAI-Tronics Corporation, a wholly-owned subsidiary of Salient;

     2. Approval of the sale of all of the outstanding stock of SAFCO Technologies, Inc., a wholly-owned subsidiary of Salient;

     3.  Approval of the dissolution and plan of liquidation for Salient;

     4. Approval of a special incentive plan to pay sale and stay bonuses to Salient employees;

     5.  Election of three directors;

     6. Ratification of the selection of Arthur Andersen LLP, by the board of directors, as Salient's independent auditors for fiscal year 2000; and

consideration of any other matter that may properly come before the meeting or any adjournment thereof.

Record Date, Shares Entitled to Vote and Quorum.


     Only holders of record at the close of business on June 20, 2000, the record date, of the outstanding shares of Salient's Class B common stock are entitled to vote at the meeting. Such eligible stockholders are entitled on all matters to cast one vote for each share held of record. Only directors of Salient, "active employees" of Salient and our subsidiaries in which we own, directly or indirectly, 100% of the voting shares, and certain trusts for the benefit of such employees are entitled to hold Class B common stock. On June 20, 2000, there were outstanding of record 508,964 shares of Salient's Class B common stock. In addition, there were outstanding of record on such date 5,642,115 shares of Salient's Class A common stock, excluding treasury shares. Holders of Class A common stock are not eligible to vote at the meeting.


     The holders of a majority of the Class B common stock issued and outstanding and present in person or represented by proxy at the meeting shall be requisite for and shall constitute a quorum.

Vote Required.

     An affirmative vote of a majority of the outstanding shares of Class B common stock is required for approval of proposals 1, 2 and 3. Seven stockholders, who together control more than 51% of the issued and outstanding Class B common shares, have executed voting agreements in favor of proposals 1 and 2. See "Proposal No. 1: Approval of Sale of GAI-Tronics--Shares Committed" and "Proposal No. 2: Approval of Sale of SAFCO--Shares Committed."

     An affirmative vote of a majority of the shares of Class B common stock present in person or by proxy and entitled to vote is required for approval of proposals 4 and 6.

     Directors are elected by the affirmative vote of a plurality of the votes of the shares of Class B common stock present in person or represented by proxy and entitled to vote. With respect to proposal 5, votes may be cast in favor of or withheld from a nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect thereon. There is no cumulative voting in the election of directors.

     Abstentions and broker non-votes are counted in determining whether a quorum is present. Abstentions are considered entitled to vote and broker non-votes are treated as not entitled to vote. Broker non-votes occur with respect to a given proposal when a broker holding shares in street name returns an executed proxy indicating that the broker does not have discretionary authority to vote on a proposal. Abstentions and broker non-votes will have the effect of votes against proposals 1, 2 and 3 because an affirmative vote of a majority of the outstanding voting shares is required for their approval. Further, abstentions will have the effect of a vote against proposals 4 and 6, but will have no effect on the outcome of proposal 5. Broker non-votes will have no effect on the outcome of proposals 4, 5 and 6 because they are not entitled to vote on such proposals.

Voting and Revocation of Proxies.

     If the enclosed proxy is appropriately marked, signed and returned in time to be voted at the meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies which are not marked to the contrary will be voted:

     .   FOR proposals 1 through 6; and
     . as the proxy holders may, in their discretion, determine on any other matter which may properly come before the meeting or any adjournment thereof.

     You may revoke your proxy at any time before it is exercised by sending written notice of revocation to the secretary of Salient before the meeting. Alternately, you may revoke your proxy by attending the meeting and voting your shares in person.

Solicitation of Proxies.

     Salient will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and other employees of Salient may also solicit proxies by telephone, telecopy or personal interview.

                                 THE  BUSINESS

     We are a leading telecommunications equipment and services company with subsidiaries that support public, private and wireless network operators. We changed our name, effective April 30, 1997, from Gilbert Associates, Inc., to distinguish our focus on telecommunications equipment and services. Previously, we had operated technical services and real estate businesses as well as the telecommunications equipment business.

     We were organized as a holding company in 1984. Prior to forming the holding company, we were an operating company and owner of several subsidiaries. Our holding company structure separates our administrative and financing activities from the activities of our operating subsidiaries.

     We manufacture and provide telecommunications equipment and services to the industrial, access products and wireless communication markets. Our primary subsidiaries consist of:

     .   SAFCO Technologies, Inc., our wireless segment;
     .   GAI-Tronics Corporation, our industrial segment; and
     .   XEL Communications, Inc., our access products segment.

SAFCO, based in Chicago, Illinois, provides products and services which focus on measurement, analysis and predictive tools and engineering and technical services used by the wireless communication industry. GAI-Tronics, based in Reading, Pennsylvania, is principally engaged in the development, assembly and marketing of communications systems for industrial operations. XEL, based in Aurora, Colorado, designs and sells transmission products to the access products market. XEL's products are used by its customers in the telecommunications network to provide customer access for voice and data services.

                          BACKGROUND AND REASONS FOR
          THE PROPOSED SALES AND DISSOLUTION AND PLAN OF LIQUIDATION

         We have continually monitored and reviewed the telecommunications industry and general economic conditions, with the objective of enhancing our stockholders' value. Our shares have for some time been trading at a significant discount to our book value and the board of directors' perceived actual value of our shares.

     We have also continued to review our dual share structure to determine its possible negative effect on our share price. After a detailed review of a possible reclassification of our share structure, and consideration of preliminary value analyses of our operating subsidiaries in connection therewith, we engaged Robert W. Baird & Co. Incorporated as our financial advisor to assist us in reviewing and analyzing strategic options for the enhancement of stockholder value. We engaged Baird in October 1999 to assist us in determining the most appropriate course of action to increase stockholder value and, in the event we decided to sell Salient or our operating subsidiaries, to:

     .   identify and contact potential acquirors;

     . assist us in negotiating the financial aspects of any resulting transactions; and

     . render an opinion regarding the fairness to us, from a financial point of view, of the consideration to be received by us in any transaction.

     In November 1999, in consultation with representatives of Baird, we reviewed various alternatives to achieve enhanced stockholder value. After consideration of these alternatives, the board of directors decided that the most appropriate course of action to enhance stockholder value would be to explore the possible sale of Salient and/or our operating subsidiaries.

     In consultation with representatives of Baird, we determined that a sale exploration process offered the best means of finding purchasers that would offer the highest value for our businesses. This sale exploration process involved:

     .   identifying and contacting potential acquirors;

     .   evaluating their preliminary interest; and

     .   facilitating their due diligence review of our businesses.

     Representatives of Baird conducted an extensive process to identify and solicit potential buyers for our businesses. Beginning in January 2000, Baird distributed confidential information memoranda on Salient and our subsidiaries to potential buyers who had executed a confidentiality agreement. Baird contacted a total of approximately 180 parties, of whom approximately 60 received a confidential information memorandum regarding us and our businesses. The confidential information memorandum indicated that our principal objective was to maximize the after-tax proceeds to our stockholders and that we were willing to consider the sale of Salient as a whole or independent transactions involving the sale of each of our subsidiaries.

     On January 21, 2000, representatives of Baird made a presentation to our board of directors, advising it that as of that date they had made significant progress in contacting both strategic and financial potential buyers as well as negotiating confidentiality agreements and distributing confidential information memoranda to a number of these parties. On February 11, 2000, Baird received preliminary indications of interest from potential buyers based on their review of the confidential information memorandum. After review of these indications of interest, we made the preliminary assessment that we would most likely not achieve the highest return to our stockholders by selling the entire corporation. We decided preliminarily that the best and most efficient method to maximize stockholder value would likely be to sell the individual subsidiaries and liquidate and dissolve Salient.

     On March 23, 2000, representatives of Baird again provided an update on the potential sale process to our board of directors. Representatives of Baird reported that as of that date 40 potential strategic buyers had been contacted with respect to SAFCO, 36 with respect to GAI-Tronics, and 54 with respect to XEL. In addition, 45 potential financial buyers had been contacted with respect to Salient as a whole or any of its subsidiaries. Baird also reported that 13 confidential information memoranda had been distributed with respect to potential strategic buyers of SAFCO, 11 with respect to GAI-Tronics and nine with respect to XEL. In addition, 25 memoranda had been distributed to potential financial buyers. Of those who had received memoranda, nine potential buyers had submitted preliminary indications of interest for SAFCO, five for GAI-Tronics and three for XEL.

     During March and April, 2000, representatives of management and Baird continued to discuss potential transactions with selected parties who had submitted preliminary indications of interest, and continued to facilitate the due diligence review process for these parties. This process included meeting with the management of our subsidiaries and conducting a detailed review of the books and records of our subsidiaries. Baird requested final proposals from the remaining interested parties on April 12, 2000.

     At the meeting of the board of directors on April 17, 2000, representatives of Baird and members of our management provided an overview of the entire sale process. This review included an update on all contacts for the individual subsidiaries as well as the prospects for the purchase of Salient as a whole. This review also summarized all offers which we had received and the merits of these offers. At this meeting, the board of directors concluded that there was no prospective purchaser for the entire company who would be willing to provide adequate value, and, therefore, the operating subsidiaries should be sold individually. The board of directors additionally discussed the possibility of selling one or more of our subsidiaries and continuing to operate the remaining businesses. Given the significant reduction in the size of Salient which would result from the sale of any of our subsidiaries, the board of directors concluded that, should this alternative be pursued,

Salient would not be large enough to attract sufficient investor interest to increase the share price to an acceptable level. After considering these alternatives, the board of directors authorized management to continue negotiating with Agilent for the sale of SAFCO and with Hubbell for the sale of GAI-Tronics and to continue to explore alternatives with respect to XEL.

     The board of directors further determined that our common stock continued to trade at market prices less than the estimated per share value of Salient's underlying assets, net of estimated liabilities, that would result from the sale of its subsidiaries. As a result, the board of directors determined that the dissolution and liquidation of Salient and the distribution of the proceeds from the sale of its assets would be of significant benefit to our stockholders. Based on these considerations, the board of directors adopted the dissolution and plan of liquidation.

     During late April and early May, representatives of management and Baird engaged in detailed negotiations with Agilent for the sale of SAFCO. On May 10, 2000, the board of directors approved a draft of the stock purchase agreement, in substantially final form, after it received Baird's opinion that the consideration was fair, from a financial point of view, to us. The SAFCO stock purchase agreement is included in this proxy statement as Annex C.

     Representatives of management and Baird negotiated the terms of the GAI-Tronics stock sale with Hubbell through the month of May. A draft of the resulting stock purchase agreement, in substantially final form, was approved by the board of directors at its June 1, 2000 meeting after it received Baird's opinion that the consideration was fair, from a financial point of view, to us. The GAI-Tronics stock purchase agreement is included in this proxy statement as Annex A.

                     COMPENSATION ASPECTS OF TRANSACTIONS

Changes to Outstanding Options.

     The board of directors has determined that, upon the closing of our sale of GAI-Tronics, SAFCO or XEL, whichever occurs first, all options outstanding under the Gilbert Associates, Inc.1989 Stock Option Plan and the Gilbert Associates, Inc. Long-Term Incentive Plan will become immediately and fully vested and exercisable. We decided to provide for this acceleration of vesting in conjunction with the plan of liquidation in order to prevent the loss of employees' stock options as a result of either the sale of the stock of a subsidiary or our dissolution.

     Delaware law provides that stock options to purchase stock of a corporation may not be exercised following the corporation's dissolution. To prevent the loss of our employees' value in their stock options as a result of the dissolution, our board of directors has amended each of the 1989 Stock Option Plan and the Long-Term Incentive Plan. Such amendments will be effective upon our dissolution. Each plan was amended to provide that each stock option issued under one of those plans that is outstanding when we dissolve will be converted into a limited stock appreciation right. This right will entitle the holder to receive, for every share subject to the converted stock option, a cash payment or payments from us equal to the difference between the aggregate per share liquidating distribution payable to our stockholders upon liquidation and the per share exercise price applicable to the converted option. Each plan was also amended to provide that in the event an optionholder's employment with us is terminated solely by virtue of our sale of the stock of the subsidiary that employs the optionholder, termination of employment with us will not be considered a termination of employment for purposes of the applicable option plan.

     In the absence of these changes, an optionholder who otherwise would not have been vested in his or her stock options may have forfeited his or her unvested stock options upon our sale of the stock of the subsidiary that employs the optionholder and, in any event, would have forfeited his or her stock options upon our dissolution. Therefore, in the absence of these changes, there may have been fewer stockholders among which to divide the proceeds of our liquidation and dissolution. However, we believe that the protection of the value of employees' stock options is necessary in order to continue to motivate our employees throughout the liquidation and dissolution process, and, therefore, have decided to accelerate the vesting of those stock options and to convert them to limited stock appreciation rights to enable employees to participate in the benefits of the liquidation and dissolution rather than being forced to forfeit their options.

     Neither the optionholder nor we will experience any tax consequences due to either the acceleration of vesting of an outstanding option or the conversion of a stock option into a limited stock appreciation right. Upon payment in respect of a limited stock appreciation right, however, the optionholder will recognize ordinary income equal to the amount received, and we will be entitled to a corresponding deduction. This will be the tax effect whether the option that was converted into the limited stock appreciation right was an incentive stock option or a non-qualified stock option.

     Upon the acceleration of vesting, a new measurement date will be established for determining whether or not compensation expense will be required to be recognized for financial accounting purposes. At the measurement date, we will recognize as compensation expense the intrinsic value measured at the measurement date in excess of the original intrinsic value ($0) for the estimated number of awards that, absent the modification, would have expired unexercisable. Any subsequent changes in the estimated number of awards that, absent the modifications, would have expired unexercisable will result in an adjustment of compensation expense. In addition, the conversion of each stock option to a limited stock appreciation right will cause us to recognize compensation expense equal to the increase in the quoted market price since the later of the date of grant of the option or the option's new measurement date, if any, multiplied by the total number of shares or rights outstanding.

Accelerated Vesting of Restricted Stock.

     Effective April 17, 2000, the board of directors accelerated the lapse of restrictions applicable to all shares of restricted stock held by Timothy S. Cobb, Thomas F. Hafer and Paul H. Snyder, our named executive officers. The board of directors took this action in light of the named executive officers' engagement in the implementation of strategic plans for the sale of our business(-es). Following successful completion of these sales, it may be unnecessary for us to continue to employ all the named executive officers and, therefore, those officers may not all have the opportunity to fulfill the service conditions that would otherwise have resulted in the lapse of the stock restrictions. Therefore, the board of directors accelerated the lapse of restrictions to eliminate any distraction of executives that might otherwise exist regarding the vesting of their restricted stock and thereby ensure the executives' continued focus on the successful completion of our strategic plans.

Acceleration of Payments Under the Benefit Equalization Plan.

     Messrs. Cobb, Hafer and Snyder participate in our benefit equalization plan, a plan that provides supplemental income upon retirement to certain current and former officers of Salient and its subsidiaries. Payments under the plan are made to participants only to the extent that income from Social Security, the Salient-paid portions of Salient retirement plans, and the value of any restricted stock which has vested by the passage of time do not equal 50% of an individual's average annual salary for the three highest paid years. The plan is unfunded and terminates for a participant upon termination of employment for any reason other than retirement, death or disability. However, if a participant is terminated for any reason within three years following a change in control (as defined in the plan) then he will be entitled to receive a lump sum payment, in lieu of any other benefit under the plan, equal to the actuarial present value of the payment to which he would have otherwise become entitled had he retired upon the date of such termination. That lump sum payment will not be reduced to reflect its commencement prior to the participant's normal retirement date under the plan (age 65). Pursuant to Mr. Hafer's employment agreement with Salient, upon termination of his employment with us for any reason following a change in control, Mr. Hafer will be entitled to a benefit under the plan equal to the benefit that would be payable to Mr. Snyder under the plan if he were terminated at the time of Mr. Hafer's termination.

Employment Contracts.

     Through the end of fiscal 1999, we had no formal contracts of employment with our named executive officers. Effective January 1, 2000, our three named executive officers each have entered individual employment agreements with us under which:

     . Mr. Cobb serves as our president and chief executive officer at an initial base salary of $390,000 per year;
     . Mr. Hafer serves as a senior vice president, our general counsel and our secretary at an initial base salary of $215,000 per year; and
     . Mr. Snyder serves as a senior vice president and our chief financial officer at an initial base salary of $220,000 per year.

In addition, each of Messrs Hafer, Snyder and Cobb are eligible to receive target annual incentive compensation equal to 35%, 35% and 75%, respectively, of his base salary, with the maximum annual incentive compensation to be equal to 70%, 70% and 150%, respectively, of his base salary.

     The initial term of each executive's employment agreement is two years and is automatically extended for successive one-year periods, beginning on January 1, 2002, and each January 1 thereafter, unless:

     . we terminate the agreement by written notice to the executive at least 90 days beforehand; or

     . there is a change in control, in which case the term is automatically extended for two years beginning on the date of the change in control.

A change in control is defined in the employment agreements to include a sale of substantially all of our assets which would occur by virtue of the sale of our subsidiaries proposed in this proxy statement or your approval of our dissolution and the plan of liquidation proposed in this proxy statement.

     Under each of the employment agreements, the executive, or his estate or legal representative as appropriate, will be entitled to receive any unpaid base salary through his date of termination and any other compensation or benefits owed under his employee agreement or any of our plans and programs if:

     .   his employment period is terminated as a result of his death or disability;
     .   we terminate his employment for cause; or
     .   he voluntarily terminates his employment.

     If we terminate any of these three executives' employment without cause, other than due to death or disability and other than in the two years following a change in control, or the executive terminates his employment for good reason, we will provide him with:

     . a cash lump sum payment of any unpaid base salary through his termination date;
     . as a non-compete payment, an amount equal to two times his base salary payable in 24 equal monthly installments starting as soon as practicable after his termination date;
     . for Mr. Cobb only, as severance payment, an amount equal to his base salary payable in 12 equal monthly installments beginning upon the expiration of the two-year non-compete period;
     . continuing benefits under our welfare benefit plans and programs for two years following termination, plus an additional year for Mr.Cobb; and
     . any other compensation or benefits owed under his employee agreement or any of our plans and programs.

     Within two years after a change in control, if we terminate any of the three executives without cause, other than due to a death or disability, or the executive terminates his employment for good reason, we will provide him with:

     .   a cash lump sum payment of:

         -    any unpaid base salary through his termination date;
         - for Mr. Cobb only, as severance payment, an amount equal to the sum of his base salary plus his target annual bonus for the year of termination;

     . as a non-compete payment, an amount equal to two times his base salary plus his target annual bonus, each for the year of termination, payable in 24 equal monthly installments starting as soon as practicable after his termination date;
     . continuing benefits under our welfare benefit plans and programs for two years following termination, plus an additional year for Mr. Cobb;
     . outplacement services for 12 months, not to exceed 15% of his base salary; and

     . any other compensation or benefits owed under his employee agreement or any of our plans and programs, including for Mr. Hafer, a benefit under the benefit equalization plan equal to the benefit that would be payable to Mr. Snyder if his employment were terminated at such time.

The consummation of the sale of either GAI-Tronics or SAFCO and/or the liquidation and dissolution of Salient, each as proposed in this proxy statement, would likely constitute good reason for the executives to terminate their employment with Salient for purposes of the employment agreements.

     The employment agreements also provide that, if any payment(s) we make to an executive, whether under his employment agreement or otherwise, cause that executive to incur an excise tax under Section 4999 of the Internal Revenue Code (relating to parachute payments made in connection with a change in control), we will make an additional tax "gross-up" payment to him such that, after payment of all taxes due with respect to both the initial payment(s) and the tax "gross-up" payment (including any related penalties or interest), the executive receives a net payment equal to the amount he would have received had the excise tax under Section 4999 of the Internal Revenue Code not applied.

     In the event of the sale of SAFCO or our liquidation and dissolution as proposed in this proxy statement, we will be obligated to pay to each of the three executives upon his termination of employment the payments described above under his employment agreement and the benefit equalization plan and payments pursuant to the special incentive plan as described in "Proposal No. 4: Approval of the Special Incentive Plan." In addition, each executive will realize value in his stock options and his restricted stock. We do not believe that any portion of the payments from the employment agreements and the benefit equalization plan and the value from the stock options and restricted stock constitute "excess parachute payments" for purposes of Section 280G of the Internal Revenue Code which trigger an excise tax on such amounts pursuant to
Section 4999 of the Internal Revenue Code. However, the Internal Revenue Service could take a different view of these amounts and conclude that a portion of them are "excess parachute payments." If the IRS successfully challenges our position, we may be obligated to pay the additional tax "gross-up" payments described above.

     Each executive originally agreed in his employment agreement not to compete with Salient for one year after his termination date in any geographic area where our businesses are operated. Additionally, each executive has agreed not to solicit our employees for one year after his termination date and to maintain the confidentiality of our information. Effective as of June 1, 2000, the employment agreements were amended, with the consent of each of the three executives. The amendments extend the promises not to compete and not to solicit employees to two years following termination of the executive's employment and expand them to prohibit competition with, and solicitation of the employees of, Salient and the businesses of Salient's subsidiaries, whether or not such subsidiaries continue to be subsidiaries of Salient.

Special Incentive Plan.

     If both the special incentive plan and the sale of our subsidiaries as proposed in this proxy statement are approved, the named executive officers and other employees will become eligible to receive sale bonus awards under the special incentive plan. See "Proposal No. 4: Approval of Special Incentive Plan."


                PROPOSAL NO. 1: APPROVAL OF SALE OF GAI-TRONICS

Background and Reasons for the Sale.

     After an extensive sale exploration and negotiation process which included substantial involvement of our financial advisors, the board of directors entered into a stock purchase agreement for the sale of GAI-Tronics. The board of directors believes that the sale of GAI-Tronics would enhance stockholder value and is in the best interests of Salient and our stockholders. See "Background and Reasons for the Proposed Sales and Dissolution and Plan of Liquidation."

     The board of directors recommends that you vote FOR the approval of the sale of all of the outstanding stock of GAI-Tronics.

Risk Factors.

     Before deciding whether to vote in favor of this proposal to sell GAI-Tronics, you should consider certain risk factors, including:

     .   the possible adjustment of the purchase price;
     . our possible liability for breaches of the representations and warranties in the stock sale agreement; and
     . our possible liability for certain contingencies for which we have indemnified Hubbell.

See "Risk Factors."

Fairness Opinion.

     In October 1999, we retained Robert W. Baird & Co. Incorporated to act as our financial advisor in connection with the potential sale of all or part of Salient, including GAI-Tronics, and to render an opinion as to the fairness, from a financial point of view, of the cash consideration to us from these transactions. Baird, as part of its investment banking business, is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. Salient retained Baird because of its reputation and substantial experience and expertise in the valuation of businesses and their securities in connection with mergers and acquisitions.

     On June 1, 2000, Baird rendered its opinion to the board of directors to the effect that, as of such date, and based upon and subject to the various considerations described in the opinion, the cash consideration for GAI-Tronics was fair, from a financial point of view, to Salient.

     The full text of Baird's opinion, dated June 1, 2000, which describes the assumptions made, general procedures followed, matters considered and limitations on the scope of review undertaken by Baird in rendering its opinion, is attached as Annex G to this proxy statement and is incorporated in this document by reference. Baird's opinion is directed only to the fairness, as of the date of the opinion and from a financial point of view, of the cash consideration to be received by Salient in the proposed sale of GAI-Tronics and does not constitute a recommendation to you as to how you should vote with respect to the proposed sale of GAI-Tronics. The summary of Baird's opinion set forth below is qualified in its entirety by reference to the full text of Baird's opinion. We urge you to read the opinion carefully and in its entirety.

     In conducting its investigation and analysis and in arriving at its opinion, Baird reviewed information and took into account financial and economic factors it deemed relevant under the circumstances. In rendering its fairness opinion, Baird, among other things:

     . reviewed internal information, primarily financial in nature, including projections concerning the business and operations of GAI-Tronics furnished to Baird for purposes of its analysis;

     . reviewed publicly available information including, but not limited to, Salient's recent filings with the SEC;

     . reviewed the draft of the stock purchase agreement dated May 30, 2000, in the form presented to the board of directors on June 1, 2000;

     . compared the financial position and operating results of GAI-Tronics with those of certain publicly traded companies Baird deemed relevant;

     . compared the financial terms of the proposed sale of GAI-Tronics with the financial terms of certain other business combinations Baird deemed relevant;

     . held discussions with members of Salient's and GAI-Tronics' senior management concerning GAI-Tronics' historical and current financial condition and operating results, as well as the future prospects of GAI-Tronics; and

     . considered other information, financial studies, analyses and investigations and financial, economic and market criteria which Baird deemed relevant for the preparation of its opinion.

     At our request, Baird solicited third party indications of interest in acquiring GAI-Tronics. See "Background and Reasons for the Proposed Sales and Dissolution and Plan of Liquidation." We did not place any limitation on Baird with respect to the procedures followed, factors considered by Baird or the scope of Baird's investigation in rendering its opinion. Salient and Hubbell determined in arms-length negotiations the cash consideration to be paid for GAI-Tronics.

     In arriving at its opinion, Baird assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided to Baird by or on behalf of Salient and GAI-Tronics. Baird was not engaged, and did not assume any responsibility, to independently verify any of this information. Baird assumed, with our consent, that:

     . all material assets and liabilities, contingent or otherwise, known or unknown, of GAI-Tronics were as set forth in the financial statements of GAI-Tronics provided to Baird by GAI-Tronics and Salient;

     . the financial projections examined by Baird were reasonably prepared on bases reflecting the best available estimates and good faith judgments of GAI-Tronics' and Salient's senior management as to the future performance of GAI-Tronics;

     . the representations and warranties of each party to the stock purchase agreement were true and correct and that each party would perform in accordance with the terms of the stock purchase agreement; and

     . the proposed sale of GAI-Tronics will be consummated in accordance with the terms of the draft of the stock purchase agreement dated May 30, 2000, in the form presented to the board of directors on June 1, 2000, without any material amendment and without waiver by any of the parties to their respective obligations under the stock purchase agreement.

     In conducting its review, Baird did not undertake nor obtain an independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of GAI-Tronics nor did Baird make a physical inspection of the properties or facilities of GAI-Tronics. Baird's opinion necessarily was based upon economic, monetary and market conditions as they existed and could be evaluated on the date of its opinion, and does not predict or take into account any changes which may occur, or information which may become available, after the date of Baird's opinion.

     The following is a summary of the material financial analyses performed by Baird in connection with rendering its opinion.

     Analysis of Implied GAI-Tronics Transaction Multiples. For purposes of Baird's analysis, Baird assumed that the cash consideration of $40 million to be paid to Salient represented both the "implied equity value" and the "implied enterprise value." In performing its analysis, Baird used, among other items, operating statistics for GAI-Tronics' calendar 1999 and latest twelve months, or LTM, ended April 28, 2000, as provided by GAI-Tronics' and Salient's management. Baird calculated multiples of the implied enterprise value to GAI-Tronics' calendar 1999 and LTM revenue, earnings before interest, taxes, depreciation and amortization, or EBITDA, and earnings before interest and taxes, or EBIT. Baird also calculated multiples of the implied equity value to GAI-Tronics' calendar 1999, LTM and projected calendar 2000 net income. GAI-Tronics' net income represents EBIT tax-effected at tax rates deemed appropriate by Salient management. The table below summarizes the results of this analysis and is qualified in its entirety by reference to the other disclosures contained in this section and Baird's opinion attached as Annex G to this proxy statement.

                                                     Implied GAI-
                                                       Tronics
                                                     Transaction
                                                      Multiples
                                                  ----------------
Enterprise Value / Calendar 1999 Revenue                 0.7x
Enterprise Value / Calendar 1999 EBITDA                  5.9x
Enterprise Value / Calendar 1999 EBIT                    9.7x
Enterprise Value / LTM Revenue                           0.7x
Enterprise Value / LTM EBITDA                            9.4x
Enterprise Value / LTM EBIT                             24.3x
Equity Value / Calendar 1999 Net Income                 16.1x
Equity Value / LTM Net Income                           40.0x
Equity Value / Projected Calendar 2000 Net Income       19.7x

     Analysis of Selected Publicly Traded Companies. Baird reviewed certain publicly available financial information as of the most recently reported period and stock market information as of May 31, 2000, for six publicly traded companies that Baird deemed relevant. The group of selected publicly traded companies is listed below:

 .  Badger Meter, Inc.                             .  Federal Signal Corporation
 .  Bogen Communications International, Inc.       .  Hubbell Incorporated
 .  Detection Systems, Inc.                        .  Vicon Industries, Inc.

     Baird chose these companies based on its review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the industry in which GAI-Tronics operates. Baird noted that none of the companies reviewed is identical to GAI-Tronics and that, accordingly, the analysis of these companies necessarily involves complex considerations and judgments concerning differences in the business, financial and operating characteristics of each company and other factors that affect the market values of these companies.

     For each selected company, Baird calculated the implied equity value by multiplying the closing stock price of each company as of May 31, 2000, by the total number of outstanding shares on a diluted basis. In addition, Baird calculated enterprise value for each selected company by adding the book value of outstanding total debt, preferred stock and minority interests to, and subtracting cash and cash equivalents from, equity value. Baird then calculated multiples of the implied enterprise value to each selected company's LTM revenue, LTM EBITDA and LTM EBIT as of the most recently reported period. Baird also calculated multiples of each selected company's equity value to its net income for the most recently reported LTM period and calendar 2000 based on each company's stock price and earnings per share data. Calendar 2000 net income for the selected companies was based on median consensus earnings per share estimates provided by First Call Corporation. Baird then compared the trading multiples for the selected companies to the relevant GAI-Tronics transaction multiples implied in the proposed sale of GAI-Tronics based on GAI-Tronics' operating results for the LTM period ended April 28, 2000, and projected calendar 2000. The table below summarizes the results of this analysis and is qualified in its entirety by reference to the other disclosures contained in this section and Baird's opinion attached as Annex G to this proxy statement.

                                            Implied GAI-
                                              Tronics
                                            Transaction    Implied Selected Public Company
                                           Multiples (1)        Trading Multiples (2)
                                           -------------   -------------------------------
                                                            Low    Median    Mean    High
                                                           ------  -------  ------  ------
Enterprise Value / LTM Revenue                  0.7x         0.3x     1.0x    0.9x    1.3x
Enterprise Value / LTM EBITDA                   9.4x         3.4x     7.2x    6.7x    8.5x
Enterprise Value / LTM EBIT                    24.3x         4.0x     9.5x    8.8x   12.1x
Equity Value / LTM Net Income                  40.0x         4.1x    12.0x   12.2x   18.9x
Equity Value / Calendar 2000 Net Income        19.7x        10.4x    10.7x   11.4x   13.1x

(1) Implied GAI-Tronics LTM transaction multiples based on GAI-Tronics' operating results for the LTM period ended April 28, 2000.
(2) Implied selected public company LTM trading multiples based on operating results for the most recently reported LTM period.

     Analysis of Selected Comparable Acquisition Transactions. Baird reviewed seven completed acquisition transactions which Baird deemed relevant. The seven transactions reviewed were (acquiror/target company):

 .  Honeywell International Inc / Pittway    .  Robbins & Meyers, Inc. / Flow
   Corporation                                 Control Equipment, Inc.

 .  Tyco International Ltd. / Central        .  Advanced Lighting Technologies,
   Sprinkler Corporation                       Inc. / Ruud Lighting, Inc.

 .  Emerson Electric Co. / Daniel            .  Durco International, Inc. /
   Industries, Inc.                            BW/IP, Inc.

 .  Thomas & Betts Corporation / Ocal, Inc.

     Baird chose these transactions based on its review of acquisition transactions involving companies that possessed general business, operating and financial characteristics representative of companies in the industry in which GAI-Tronics operates. Baird noted that none of the selected transactions or target companies reviewed was identical to the proposed sale of GAI-Tronics. Accordingly, Baird noted that the analysis of selected transactions necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of GAI-Tronics and each target company and each acquisition transaction and other factors that would affect the acquisition value of selected transactions including, among others, the general market conditions prevailing in the equity capital markets at the time of that transaction.

     For each of the selected transactions, Baird calculated the implied equity value as well as the implied enterprise value, defined as the equity value plus the book value of outstanding total debt, preferred stock and minority interest less cash and cash equivalents. Baird then calculated the multiples of implied enterprise value to each target company's LTM revenue, LTM EBITDA and LTM EBIT and calculated multiples of implied equity value to LTM net income based on financial information available as of the respective transaction announcement dates. Baird then compared those multiples to the relevant GAI-Tronics transaction multiples implied in the proposed sale of GAI-Tronics based on GAI-Tronics' operating results for the LTM period ended April 28, 2000. The table below summarizes the results of this analysis and is qualified in its entirety by reference to the other disclosures contained in this section and Baird's opinion attached as Annex G to this proxy statement.

                                    Implied
                                  GAI-Tronics
                                  Transaction   Implied Selected Acquisition
                                   Multiples       Transaction Multiples
                                   ---------    ----------------------------
                                                 Low    Median  Mean   High
                                                ------  ------  -----  -----
Enterprise Value / LTM Revenue        0.7x        0.6x    1.4x   1.3x   1.8x
Enterprise Value / LTM EBITDA         9.4x        6.2x    8.3x   9.6x  13.6x
Enterprise Value / LTM EBIT          24.3x        7.3x   12.8x  13.2x  20.5x
Equity Value / LTM Net Income        40.0x       13.9x   21.9x  27.1x  58.3x

     Discounted Cash Flow Analysis. Baird performed a discounted cash flow analysis using projections for calendar 2000 through 2004 as provided by Salient's and GAI-Tronics' management. In that analysis, Baird assumed terminal value multiples ranging from 7.0x to 9.0x EBIT in projected calendar 2004 and discount rates ranging from 14.0% to 17.0%. That analysis produced implied enterprise values ranging from $38.3 million to $51.3 million.

     The foregoing is only a summary of the analyses performed by Baird and its presentation to the board of directors and does not purport to be a complete description. The preparation of financial analyses and a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Baird believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of those analyses and of the factors considered by Baird, without considering all analyses and factors, would create an incomplete view of the processes underlying those analyses conducted by Baird and its opinion. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth in Baird's analysis. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because these estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.

     In the ordinary course of business, Baird may from time to time trade in securities, including the securities of Salient or Hubbell, for its own account or for accounts of its customers and, accordingly, may at any time hold a long or short position in these securities. Pursuant to Salient's engagement letter agreement with Baird dated October 19, 1999, Salient agreed to:

     . pay Baird a fee of $175,000 payable upon delivery of its opinion, regardless of the conclusions reached by Baird in its opinion, and fully credited against any transaction fee paid with regard to the sale of GAI-Tronics;

     . pay Baird a transaction fee of $500,000, payable upon consummation of the sale of GAI-Tronics;

     . pay Baird fees related to the potential sale of other assets of Salient;

     .   reimburse Baird for its reasonable out-of-pocket expenses; and

     . indemnify Baird, its affiliates and their respective directors, officers, partners, employees, agents and controlling persons against certain liabilities relating to or arising out of its engagement, including liabilities under the federal securities laws.

     As part of its engagement, Baird has provided in the past, and will provide in the future, investment banking services to Salient in connection with the sale of other assets of Salient, including SAFCO.

The Purchaser.

     Incorporated in 1905, Hubbell Incorporated is primarily engaged in the engineering, manufacture and sale of electrical and electronic products. For management reporting and control, the businesses are divided into four operating segments:

     . The electrical segment is comprised of businesses that primarily sell through distributors, lighting showrooms, and home centers and represents stock items including standard and special application wiring device products, lighting fixtures, fittings, switches and outlet boxes, enclosures and wire management products. The products are typically used in industrial, commercial, and institutional facilities by electrical contractors, maintenance personnel and electricians.

     . The power segment operations are comprised of a wide variety of construction, switching and protection products, hot line tools, grounding equipment, cover ups, fittings and fasteners, cable accessories, insulators, arresters, cutouts, sectionalizers, connectors and compression tools for the building and maintenance of overhead and underground power and telephone lines, as well as applications in the industrial, construction and pipeline industries.

     . The telecommunications segment operations design and manufacture voice and data signal processing components primarily used by telephone and telecommunications companies and consists of channel cards and banks for loop and trunk carriers and racks and cabinets.

     . The other industry segment consists of operations that design and manufacture test and measurement equipment, high voltage power supplies and variable transformers, industrial controls including motor speed controls, pendant-type push-button stations, overhead crane controls, and Gleason(R) electric cable and hose reels. Products are sold primarily to steel mills, industrial complexes, seaports, and cable and electronic equipment manufacturers.

For its 1999 fiscal year, ended December 31, 1999, Hubbell had net income of $145.8 million.

The Stock Purchase Agreement.

     On June 1, 2000, the board of directors approved the stock sale, and on June 6, 2000, the parties executed the stock purchase agreement. The following is a description of the more significant terms of the stock purchase agreement. We urge you to read the entire stock purchase agreement which we have included in this proxy statement as Annex A.

     Purchase Price. On the closing date, Hubbell will pay us, in cash, $40 million plus or minus a dollar-for-dollar adjustment equal to our good faith estimate of the amount by which the net worth of GAI-Tronics as of the closing date is more or less than $33,655,841.

     Within 90 days after the closing, Hubbell will deliver a proposed closing statement and calculation of a proposed final adjustment of the purchase price. We may disagree with the proposed closing statement and purchase price adjustment. Any disagreement which we can not resolve will be referred to a neutral expert, mutually agreeable to both of us, for final resolution. If the price paid by Hubbell at the closing is more than the final adjusted purchase price, we will pay Hubbell the amount of the excess, together with interest. Alternately, if the price paid by Hubbell at the closing is less than the final adjusted purchase price, Hubbell will pay us the amount of the deficiency, together with interest.

     Stock Purchased. We are selling Hubbell 100 shares of GAI-Tronics common stock, par value $.01, constituting all the issued and outstanding shares of capital stock of GAI-Tronics.

     Salient's Representations and Warranties. We make representations and warranties in the stock purchase agreement, related to our existence, good standing and corporate authority to execute and perform the stock purchase agreement and, as to GAI-Tronics, related to the following matters:

     . existence, good standing and corporate authority to execute and perform the stock purchase agreement;
     .   capital stock;
     .   subsidiaries;
     .   financial statements;
     .   books and records;
     .   title to property;
     .   leases;
     .   material contracts;
     .   restrictive documents;
     .   actions pending or threatened;
     .   tax matters;

     .   liabilities;
     .   insurance policies;
     .   intellectual property;
     .   compliance with laws;
     .   working capital and accounts receivable;
     .   employment relations;
     .   employee benefit plans;
     .   pension arrangements for employees in the United Kingdom;
     .   employees in Italy;
     .   bank accounts;
     .   environmental matters;
     .   persons holding powers of attorney;
     .   compensation of employees;
     .   changes since March 31, 2000;
     .   ownership of assets and property required to conduct the business;
     .   claims for product liability;
     .   brokers or finders fees; and
     .   year 2000 compliance.

     Hubbell's Representations and Warranties. Hubbell makes representations and warranties in the stock purchase agreement related to the following:

     . existence, good standing and corporate authority to execute and perform the stock purchase agreement;
     .   no restrictive documents;
     .   no brokers or finders fees;
     .   Hubbell's intention in operating the GAI-Tronics business; and
     .   no intention of Hubbell to distribute or sell GAI-Tronics shares.

     Additional Agreements.

     .   Salient's Operating Covenant.  We agree to cause GAI-Tronics to conduct its business in the ordinary course, consistent with past practice through the closing date.

     .   Access and Investigation.  We agree to give Hubbell reasonable access to the books and records of GAI-Tronics, through the closing date.

     .   Salient Stockholder Meeting.  We agree to hold a stockholder meeting and prepare a related proxy statement including our board of directors' recommendation of approval of the stock purchase agreement.

     .   No Solicitation.  We agree not to solicit any other inquiries or proposals for the acquisition of or a business combination with GAI-Tronics.

     .   Non-Compete; Non-Solicitation. For three years from the closing, neither we nor our affiliates will engage in any business which competes with the business of GAI-Tronics on the closing date. Further, we will not solicit or offer employment to any person who has been employed by GAI-Tronics any time during the 12 months before such solicitation.

     .   Employee Benefits.  After the closing, Hubbell will provide GAI-Tronics employees with base salary and overall employee benefits at a level comparable with similarly situated employees within Hubbell's control group. We are responsible for severance costs in connection with the stock sale. Subject to exception, we retain all obligations under any employment, retention or sale bonus programs.

     Conditions to Hubbell's Obligations. The obligation of Hubbell to consummate the stock purchase agreement is subject to conditions set forth in the stock purchase agreement, including the following:

     .   our representations and warranties are true;
     . we shall have performed our obligations which are due to be performed before the closing;
     .   compliance with the Hart-Scott-Rodino Antitrust Improvements Act;
     .   all necessary consents are given;
     . approval of the stock purchase agreement by a majority of the outstanding shares of Class B common stock;
     .   no injunction restricting the stock sale;
     .   execution of amendment to the Mohnton lease;
     .   we have provided Hubbell with certain audited financial statements.

     Conditions to Salient's Obligations. Our obligation to consummate the stock purchase agreement is subject to conditions set forth in the stock purchase agreement, including the following:

     .   Hubbell's representations and warranties are true;
     . Hubbell shall have performed its obligations which are due to be performed before the closing;
     .   compliance with the Hart-Scott-Rodino Antitrust Improvements Act;
     .   no injunction restricting the stock sale; and
     . approval of the stock purchase agreement by the majority of the outstanding shares of Class B common stock.

     Termination.  The stock purchase agreement may be terminated:

     . by Hubbell, if we breach the stock purchase agreement and the breach is not cured within 30 days after Hubbell gives us notice of the breach;
     . by us, if Hubbell breaches the stock purchase agreement and the breach is not cured within 30 days after we give Hubbell notice of the breach;
     .   by either party, if a court issues an order prohibiting the stock sale;
     . by Hubbell, if the closing date has not occurred by August 31, 2000, unless the failure to close is due to a breach of the stock purchase agreement by Hubbell;

     . by either party, if the Class B common stockholders do not approve the stock purchase agreement;
     . by us, if the closing date has not occurred on or before the later of August 31, 2000, and the date the holders of Class B common stock vote regarding the stock purchase agreement, unless the failure to close is due to a breach of the stock purchase agreement by us; and
     .   by mutual written consent of Hubbell and us.


     Survival of Representations and Warranties. The representations and warranties survive for one year after the closing date, except:

     . the following representations and warranties survive without limitation as to time:

         - our representations regarding: 1) our and GAI-Tronics' existence, good standing and corporate authority to execute and perform the stock purchase agreement; 2) GAI-Tronics' capital stock; and 3) GAI-Tronics' subsidiaries; and
         - Hubbell's representations regarding its existence, good standing and corporate authority to execute and perform the stock purchase agreement; and

     . representations and warranties with respect to taxes survive the closing until 30 days after the expiration of the applicable statute of limitations.

     Indemnification. We and Hubbell agree to indemnify each other for any losses resulting from:

     .   any and all of our breaches of a representation or warranty; and
     .   our nonperformance or breach of covenants.

     The amount of the indemnification is limited to $20 million. The minimum aggregate dollar threshold for indemnification is $500,000, and indemnification applies to all of the losses in excess of $500,000. No indemnification claim may be made regarding a representation or warranty after the expiration of its survival period.

     Tax Matters. We will file all GAI-Tronics' returns for income and franchise tax for periods ending prior to and including the closing date. Additionally, we will pay, and hold Hubbell harmless from, any tax liability related to such returns to the extent such liability exceeds taxes accrued. Hubbell will refund to us any amount we have overpaid for income or franchise tax for periods ending prior to and including the closing date.

     We have agreed to pay and indemnify Hubbell for any losses with respect to taxes for or in respect of the following:

     . any GAI-Tronics taxes for any taxable period or portion thereof ending on or before the closing date to the extent the taxes are not reflected as a liability in determining GAI-Tronics' closing date net worth;
     . any taxes of any member of a consolidated, combined or unitary group of which GAI-Tronics was a member on or before the closing date;

     . any taxes arising from our breach of our representations and warranties related to tax matters; and
     . any payments under any tax sharing, tax indemnity or tax allocation contracts under which GAI-Tronics was obligated on or before the closing date.

     Hubbell, GAI-Tronics and we will jointly make a deemed asset sale election, as described in Section 338(h)(10) of the Internal Revenue Code, with respect to the sale of the GAI-Tronics shares under the stock purchase agreement.

 Shares Committed.

     Timothy S. Cobb, Thomas F. Hafer, Maurice D. James, Jamie P. McConaty, Fredric T. Myers, Timothy J. O'Keefe and Paul H. Snyder, who together control more than 51% of the issued and outstanding Class B common shares, have each executed a voting agreement in which they agree to vote their shares in favor of the stock purchase agreement and against any action which would materially adversely affect the contemplated economic benefit to Hubbell of the stock purchase agreement. Additionally, under the voting agreement, each of these stockholders has also granted an irrevocable proxy to Hubbell to vote his shares in accordance with the voting agreement. The affirmative vote of these stockholders will be sufficient to approve and adopt the stock sale. The voting agreement terminates upon the termination of the stock purchase agreement according to its terms. The voting agreement is included in this proxy as Annex B.

Use of Proceeds.

     We intend to use a portion of the proceeds from the sale of GAI-Tronics to pay for the transaction expenses related to the sale. Assuming that the dissolution and plan of liquidation will also be approved, we will dissolve and, after making adequate provision for the payment of all of our obligations and claims, we will distribute the remainder of the net proceeds from the sale to our stockholders on a pro rata basis.

 Accounting Treatment of the Sale.

     The sale will be treated as a sale of assets and liabilities for accounting purposes. As a result, a gain will be recognized in the statement of operations and the related balance sheet accounts will be removed from our balance sheet. Statements of operations for future periods will not include results of operations of GAI-Tronics after the effective date of the sale. See "Proposal No. 3: Approval of the Dissolution and Plan of Liquidation--Accounting Treatment" for a discussion of other accounting changes.

No Appraisal Rights.

     Under Delaware law, Salient stockholders have no right in connection with the sale to dissent and seek appraisal of their common shares.

Regulatory Matters.

     The Hart-Scott-Rodino Antitrust Improvements Act and the related rules and regulations prohibit us from consummating the stock sale until:

     . we and Hubbell have notified and furnished information to the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice; and
     . the specified waiting period requirements under the Act expire or terminate.

On June 9, 2000, in connection with the stock sale, we and Hubbell each filed with the Federal Trade Commission and Antitrust Division a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act.

Certain Federal Income Tax  Consequences.

     We have agreed with Hubbell to elect, under section 338(h)(10) of the Internal Revenue Code, to treat the sale of the GAI-Tronics stock as a sale of GAI-Tronics' assets for federal income tax purposes. We anticipate that the sale will result in a significant gain for tax purposes. We will be responsible for any such tax liability resulting from the sale. The sale will not result in any federal income tax consequences to our stockholders.


                   PROPOSAL NO. 2: APPROVAL OF SALE OF SAFCO

Background and Reasons for the Sale.

     After an extensive sale exploration and negotiation process which included substantial involvement of our financial advisors, the board of directors entered into a stock purchase agreement for the sale of SAFCO. The board of directors believes that the sale of SAFCO would enhance stockholder value and is in the best interests of Salient and our stockholders. See "Background and Reasons for the Proposed Sales and Dissolution and Plan of Liquidation."

     The board of directors recommends that you vote FOR the approval of the sale of all of the outstanding stock of SAFCO.

Risk Factors.

     Before deciding whether to vote in favor of this proposal to sell SAFCO, you should consider certain risk factors, including:

     .    the possible adjustment of the purchase price;
     . our possible liability for breaches of the representations and warranties in the stock sale agreement;
     . our possible liability for certain contingencies for which we have indemnified Agilent; and

     .    our possible liability for tax "gross-up" payments to our executives.

See "Risk Factors."

Fairness Opinion.

     In October 1999, we retained Robert W. Baird & Co. Incorporated to act as our financial advisor in connection with the potential sale of all or part of Salient, including SAFCO, and to render an opinion as to the fairness, from a financial point of view, of the cash consideration to Salient from these transactions. On May 10, 2000, Baird rendered its opinion to the board of directors to the effect that, as of such date, and based upon and subject to the various considerations described in the opinion, the cash consideration for SAFCO was fair, from a financial point of view, to Salient.

     The full text of Baird's opinion, dated May 10, 2000, which describes the assumptions made, general procedures followed, matters considered and limitations on the scope of review undertaken by Baird in rendering its opinion, is attached as Annex H to this proxy statement and is incorporated in this document by reference. Baird's opinion is directed only to the fairness, as of the date of the opinion and from a financial point of view, of the cash consideration to be received by Salient in the proposed sale of SAFCO and does not constitute a recommendation to you as to how you should vote with respect to the proposed sale of SAFCO. The summary of Baird's opinion set forth below is qualified in its entirety by reference to the full text of Baird's opinion. We urge you to read the opinion carefully and in its entirety.

     In conducting its investigation and analysis and in arriving at its opinion, Baird reviewed information and took into account financial and economic factors it deemed relevant under the circumstances. In rendering its fairness opinion, Baird, among other things:

     . reviewed internal information, primarily financial in nature, including projections concerning the business and operations of SAFCO furnished to Baird for purposes of its analysis;

     . reviewed publicly available information including, but not limited to, Salient's recent filings with the SEC;

     . reviewed the draft of the stock purchase agreement dated May 5, 2000, in the form presented to the board of directors on May 10, 2000;

     . compared the financial position and operating results of SAFCO with those of certain publicly traded companies Baird deemed relevant;

     . compared the financial terms of the proposed sale of SAFCO with the financial terms of certain other business combinations Baird deemed relevant;

     . held discussions with members of Salient's and SAFCO's senior management concerning SAFCO's historical and current financial condition and operating results, as well as the future prospects of SAFCO; and

     . considered other information, financial studies, analyses and investigations and financial, economic and market criteria which Baird deemed relevant for the preparation of its opinion.

     At our request, Baird solicited third party indications of interest in acquiring SAFCO. See "Background and Reasons for the Proposed Sales and Dissolution and Plan of Liquidation." We did not place any limitation on Baird with respect to the procedures followed, factors considered by Baird or the scope of Baird's investigation in rendering its opinion. Salient and Agilent determined in arms-length negotiations the cash consideration to be paid for SAFCO.

     In arriving at its opinion, Baird assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided to Baird by or on behalf of Salient and SAFCO. Baird was not engaged, and did not assume any responsibility, to independently verify any of this information. Baird assumed, with our consent, that:

     . all material assets and liabilities, contingent or otherwise, known or unknown, of SAFCO were as set forth in the financial statements of SAFCO provided to Baird by SAFCO and Salient;

     . the financial projections examined by Baird were reasonably prepared on bases reflecting the best available estimates and good faith judgments of SAFCO's and Salient's senior management as to the future performance of SAFCO;

     . the representations and warranties of each party to the stock purchase agreement were true and correct and that each party would perform in accordance with the terms of the stock purchase agreement; and

     . the proposed sale of SAFCO will be consummated in accordance with the terms of the draft of the stock purchase agreement dated May 5, 2000, in the form presented to the board of directors on May 10, 2000, without any material amendment and without waiver by any of the parties to their respective obligations under the stock purchase agreement.

     In conducting its review, Baird did not undertake nor obtain an independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of SAFCO nor did Baird make a physical inspection of the properties or facilities of SAFCO. Baird's opinion necessarily was based upon economic, monetary and market conditions as they existed and could be evaluated on the date of its opinion, and does not predict or take into account any changes which may occur, or information which may become available, after the date of Baird's opinion.

     The following is a summary of the material financial analyses performed by Baird in connection with rendering its opinion.

     Analysis of Implied SAFCO Transaction Multiples. For purposes of Baird's analysis, Baird assumed that the cash consideration of $120 million to be paid to Salient represented both the "implied equity value" and the "implied enterprise value." In performing its analysis, Baird used, among other items, operating statistics for SAFCO's calendar 1999 and latest twelve months, or LTM, ended March 31, 2000, as provided by SAFCO's and Salient's management. Baird calculated multiples of the implied enterprise value to SAFCO's calendar 1999 and LTM revenue, earnings before interest, taxes, depreciation and amortization, or EBITDA, and earnings before interest and taxes, or EBIT. Baird also calculated multiples of the implied equity value to SAFCO's calendar 1999, LTM and projected calendar 2000 net income. SAFCO's net income represents EBIT tax-effected at tax rates deemed appropriate by Salient management. The table below summarizes the results of this analysis and is qualified in its entirety by reference to the other disclosures contained in this section and Baird's opinion attached as Annex H to this proxy statement.

                                                Implied SAFCO
                                                 Transaction
                                                  Multiples
                                               ---------------
     Enterprise Value / Calendar 1999 Revenue         3.5x

     Enterprise Value / Calendar 1999 EBITDA         16.9x

     Enterprise Value / Calendar 1999 EBIT           35.2x

     Enterprise Value / LTM Revenue                   3.3x

     Enterprise Value / LTM EBITDA                   14.2x

     Enterprise Value / LTM EBIT                     28.4x

     Equity Value / Calendar 1999 Net Income         58.6x

     Equity Value / LTM Net Income                   46.9x

     Equity Value / Calendar 2000 Net Income         34.1x

     Analysis of Selected Publicly Traded Companies. Baird reviewed certain publicly available financial information as of the most recently reported period and stock market information as of May 4, 2000, for eight publicly traded companies that Baird deemed relevant. The group of selected publicly traded companies is listed below:

     . Agilent Technologies, Inc.                . IFR Systems, Inc.
     . Allen Telecom Inc.                        . LCC International, Inc.
     . COMARCO, Inc.                             . ORBIT/FR, Inc.
     . Dynatech Corporation                      . Tektronix, Inc.

     Baird chose these companies based on its review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the industry in which SAFCO operates. Baird noted that none of the companies reviewed is identical to SAFCO and that, accordingly, the analysis of these companies necessarily involves complex considerations and judgments concerning differences in the business, financial and operating characteristics of each company and other factors that affect the market values of these companies.

     For each selected company, Baird calculated the implied equity value by multiplying the closing stock price of each company as of May 4, 2000, by the total number of outstanding shares on a diluted basis. In addition, Baird calculated enterprise value for each selected company by adding the book value of outstanding total debt, preferred stock and minority interests to, and subtracting cash and cash equivalents from, equity value. Baird then calculated multiples of the implied enterprise value to each selected company's LTM revenue, LTM EBITDA and LTM EBIT as of the most recently reported period. Baird also calculated multiples of each selected company's equity value to its net income for the most recently reported LTM period and calendar 2000 based on each company's stock price and earnings per share data. Calendar 2000 net income for the selected companies was based on median consensus earnings per share estimates provided by First Call Corporation. Baird then compared the trading multiples for the selected companies to the relevant SAFCO transaction multiples implied in the proposed sale of SAFCO based on SAFCO's operating results for calendar 1999 and projected calendar 2000. The table below summarizes the results of this analysis and is qualified in its entirety by reference to the other disclosures contained in this section and Baird's opinion attached as Annex H to this proxy statement.

                                                 Implied
                                                  SAFCO               Implied Selected Public
                                               Transaction                   Company
                                              Multiples (1)            Trading Multiples (2)
                                              -------------            ---------------------
                                                               Low       Median       Mean         High
                                                               ---       ------       ----         ----
Enterprise Value / LTM Revenue                      3.5x       1.0x        2.4x        2.7x         4.5x
Enterprise Value /  LTM EBITDA                     16.9x       8.4x       15.5x       17.1x        31.7x
Enterprise Value / LTM EBIT                        35.2x      18.5x       31.0x       33.7x        50.7x
Equity Value / LTM Net Income                      58.6x      43.8x       55.3x       56.8x        72.7x
Equity Value / Calendar 2000 Net Income            34.1x      25.0x       48.9x       52.7x        91.9x

(1) Implied SAFCO transaction multiples based on SAFCO's operating results for calendar 1999.
(2) Implied selected public company LTM trading multiples based on operating results for the most recently reported LTM period.

     Analysis of Selected Comparable Acquisition Transactions. Baird reviewed seven pending or completed acquisition transactions which Baird deemed relevant. The seven transactions reviewed were (acquiror/target company):

     . Marconi plc / Metapath Software . Bowthorpe plc / Netcom Systems, Inc. International, Ltd.

     .   Dynatech Corporation / Wavetek   . Mobile Systems International, Inc./
         Wandel Goltermann, Inc.            Metapath Software Corporation

     .   Dynatech Corporation / Applied   . IFR Systems, Inc. / Marconi
         Digital Access, Inc.               Instruments Limited

     .   Ericsson Radio Systems AB /
         Products Businesses of LCC
         International, Inc.

     Baird chose these transactions based on its review of acquisition transactions involving companies that possessed general business, operating and financial characteristics representative of companies in the industry in which SAFCO operates. Baird noted that none of the selected transactions or target companies reviewed was identical to the proposed sale of SAFCO. Accordingly, Baird noted that the analysis of selected transactions necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of SAFCO and each target company and each acquisition transaction and other factors that would affect the acquisition value of selected transactions including, among others, the general market conditions prevailing in the equity capital markets at the time of that transaction.

     For each of the selected transactions, Baird calculated the implied equity value as well as the implied enterprise value, defined as the equity value plus the book value of outstanding total debt, preferred stock and minority interests less cash and cash equivalents. Baird then calculated the multiples of implied enterprise value to each target company's LTM revenue, LTM EBITDA and LTM EBIT and calculated multiples of implied equity value to LTM net income based on financial information available as of the respective transaction announcement dates. Baird then compared those multiples to the relevant SAFCO transaction multiples implied in the proposed sale of SAFCO based on SAFCO's operating results for the LTM period ended March 31, 2000. The table below summarizes the results of this analysis and is qualified in its entirety by reference to the other disclosures contained in this section and Baird's opinion attached as Annex H to this proxy statement.

                                    Implied
                                     SAFCO
                                  Transaction   Implied Selected Acquisition
                                   Multiples       Transaction Multiples
                                   ---------     ---------------------------
                                                 Low    Median  Mean   High
                                                 ---    ------  ----   ----
Enterprise Value / LTM Revenue        3.3x        0.7x    2.2x   3.0x   6.6x
Enterprise Value / LTM EBITDA        14.2x       10.0x   13.1x  13.1x  16.1x
Enterprise Value / LTM EBIT          28.4x       15.1x   16.5x  18.8x  24.8x
Equity Value / LTM Net Income        46.9x       15.0x   21.2x  21.2x  27.3x

     Discounted Cash Flow Analysis. While discounted cash flow analysis is a commonly used valuation analysis, Baird did not employ such an analysis for the purposes of its opinion. Discounted cash flow analysis is most appropriate for companies which exhibit relatively steady or somewhat predictable streams of future cash flow. Baird considered a discounted cash flow analysis inappropriate for valuing SAFCO, given:

 .   the substantial expected growth in SAFCO's cash flows;
 . the difficulty in preparing accurate long-term cash flow projections as a result of such growth;
 . the difficulty in selecting an appropriate terminal valuation methodology which reflects substantial near-term growth; and
 . the extreme sensitivity of the terminal value as a result of the above factors.

     The foregoing is only a summary of the analyses performed by Baird and its presentation to the board of directors and does not purport to be a complete description. The preparation of financial analyses and a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Baird believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of those analyses and of the factors considered by Baird, without considering all analyses and factors, would create an incomplete view of the processes underlying those analyses conducted by Baird and its opinion. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth in Baird's analysis. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because these estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.

     In the ordinary course of business, Baird may from time to time trade in securities, including the securities of Salient or Agilent, for its own account or for accounts of its customers and, accordingly, may at any time hold a long or short position in these securities. Pursuant to our engagement letter agreement with Baird, dated October 19, 1999, we agreed to:

     . pay Baird a fee of $175,000 payable upon delivery of its opinion, regardless of the conclusions reached by Baird in its opinion, and fully credited against any transaction fee paid with regard to the sale of SAFCO;
     . pay Baird a transaction fee of approximately $3.5 million, payable upon consummation of the sale of SAFCO;
     .    pay Baird fees related to the potential sale of other assets of
          Salient;
     .    reimburse Baird for its reasonable out-of-pocket expenses; and
     . indemnify Baird, its affiliates and their respective directors, officers, partners, employees, agents and controlling persons against certain liabilities relating to or arising out of its engagement, including liabilities under the federal securities laws.

As part of its engagement, Baird has provided in the past, and will provide in the future, investment banking services to Salient in connection with the sale of other assets of Salient, including GAI-Tronics.

The Purchaser.

Agilent Technologies, Inc. is a global, diversified technology company focusing on high-growth markets in the communications, electronics, life sciences and healthcare industries. On June 2, 2000, it was fully separated from Hewlett-Packard Company as part of a corporate realignment. Agilent operates four primary businesses:

     . Test and Measurement, which provides test instruments, standard and customized test, measurement and monitoring instruments and systems for the design, manufacture and support of electronics and communications devices and software for the design of high-frequency electronic and communications devices;

     . Semiconductor Products, which provides fiber optic communications devices and assemblies, integrated circuits for wireless applications, application-specific integrated circuits, optoelectronics and image sensors;

     . Healthcare Solutions, which provides patient monitoring, ultrasound imaging and cardiology products and systems; and

     . Chemical Analysis, which provides analytical instruments, systems and services for chromatography, spectroscopy and bio-instrumentation.

For its 1999 fiscal year, ended October 31, 1999, Agilent had net revenue of $8.3 billion.

The Stock Purchase Agreement

     On May 10, 2000, the board of directors approved the stock sale, and on May 11, 2000, the parties executed the stock purchase agreement. The following is a description of the more significant terms of the stock purchase agreement. We urge you to read carefully the entire stock purchase agreement which we have included in this proxy statement as Annex C.

     Purchase Price. Agilent will pay us $120 million on the closing date, subject to a future reduction for the following payments payable by us but not yet paid at the closing:

     . expenses accruing to Agilent from any existing SAFCO stay-put arrangements; and
     . expenses accruing to Agilent arising from SAFCO agreements to pay employees additional compensation or other benefits which are available due to the stock sale, subject to an exception for certain enumerated retention bonus amounts and other amounts payable.

Agilent will pay the purchase price, less an amount to be placed in escrow, to us by wire transfer of immediately available funds.

     Within 60 days of the closing, Agilent will deliver a balance sheet for SAFCO as of the closing date for the purpose of calculating SAFCO's final net asset value. We may disagree with the balance sheet, and any disagreement which we can not resolve will be referred to a neutral expert, mutually agreeable to both of us, for final resolution. If the final net asset value of SAFCO is less than the comparable amount calculated from the audited balance sheet dated March 31, 2000, we will be required to pay Agilent a post-closing purchase price adjustment equal to the amount of the deficiency. Alternately, if the final net asset value of SAFCO is more than the comparable amount calculated from the audited balance sheet dated March 31, 2000, Agilent will pay us a post-closing purchase price adjustment equal to 50% of the excess, up to a total cost of $1.5 million to Agilent.

     Escrow Agreement. The following is a brief summary of the escrow agreement. The form of escrow agreement is included in this proxy statement as Annex D and we urge you to read the entire agreement.

     At closing, $11 million of the purchase price will be delivered into an escrow account established under an escrow agreement to be entered into among Salient, Agilent, and an escrow agent, who is expected to be Chase Manhattan Bank and Trust Company, National Association. The escrowed funds will be used to satisfy indemnification claims of Agilent relating to losses suffered by Agilent, its affiliates and SAFCO arising out of:

     . any inaccuracy in or breach of any of our representations and warranties; or
     . any breach of any covenants or other agreements we made in the stock purchase agreement.

     Agilent may, at any time up until 30 days after the first anniversary of the escrow agreement, give written claim to us and the escrow agent to reimburse Agilent for an indemnifiable loss. If we do not timely object to Agilent's claim, Agilent is entitled to the amount of its claim, taken from the escrow funds, along with any escrow earnings on that amount since the date of the escrow agreement. If we timely dispute an Agilent claim, or portion of a claim, the escrow agent will hold the disputed amount until the dispute is resolved.

     The escrow account terminates on the first anniversary of the date of the escrow agreement, which is to be executed at or before the closing of the stock purchase agreement. Thirty-five days after the escrow termination date, we are entitled to a final distribution of all remaining cash in the escrow fund, less:

     . any funds withheld for unresolved indemnification claims which arose or accrued before the escrow termination date; and
     . $613,000, plus applicable employment taxes, which represents the maximum amount of retention bonuses and other amounts which Agilent may pay to SAFCO employees at the closing of the stock purchase agreement and for which we agreed to reimburse Agilent.

Following the final resolution of any outstanding indemnification claims which exist at the time of the final distribution, the escrow funds reserved for the claims will be paid to the proper party, along with any escrow earnings since the date of the escrow agreement. The $613,000 payable to Agilent in the final distribution of the escrow fund may be reduced if:

     . we give timely notice to the escrow agent and Agilent of any amount which should be distributed to us rather than Agilent, and
     .    Agilent does not object to our notice.

Otherwise, if Agilent objects to our notice, the escrow agent will hold the disputed amount until the dispute is resolved and then distribute it to the proper party.

     Stock Purchased. We are selling Agilent 1,000 shares of SAFCO common stock, par value $1.00, constituting all of the issued and outstanding shares of capital and voting stock of SAFCO.

     Salient's Representations and Warranties. We make representations and warranties in the stock purchase agreement related to the following matters:

     . incorporation and corporate authority to execute and perform the stock purchase agreement and ancillary agreements;
     .    our capital stock and the capital stock of SAFCO;
     .    subsidiaries of SAFCO;
     . no conflict with or breach of instruments, including the certificate of incorporation, by-laws, any applicable law or order, or other agreements to which we or SAFCO are a party;
     .    required governmental approvals;
     .    accuracy of our financial statements;
     .    absence of changes at SAFCO;
     .    tax matters;
     .    no outstanding orders or pending or threatened legal proceedings;
     .    compliance with applicable laws and orders;
     .    employee contracts;
     .    employee benefit matters;
     .    real property matters;
     .    adequacy of assets;
     .    tangible personal property;
     .    intellectual property rights;
     .    existing contracts;
     .    permits and approvals;
     .    no amounts owing under contracts between SAFCO and Agilent;
     .    environmental matters;
     .    accounts receivable and inventory;
     .    insurance policies;
     .    disclosure of material facts;
     .    no product liability claims;
     .    brokers or finders fees;
     .    no questionable payments; and
     .    compliance with regulations of the United States Customs Service.

     Agilent's Representations and Warranties. Agilent makes representations and warranties in the stock purchase agreement related to the following matters:

     . incorporation and authority to execute and perform the stock purchase agreement and ancillary agreements;
     . no conflict with or breach of instruments, including its certificate of incorporation, by-laws or any applicable law or order;
     .    required governmental approvals;
     . no outstanding order or pending or threatened legal proceedings which would impair Agilent's ability to perform obligations;
     .    SAFCO shares acquired for investment purposes; and
     .    sufficient financing.

     Salient's Covenants. We have agreed that, until closing, unless Agilent has otherwise consented in writing, we will:

     . proceed diligently to obtain all consents and give all notices to governmental or regulatory authorities as required to consummate the stock sale;
     . prepare and file a proxy statement with the SEC in which the board of directors recommend the approval of the stock purchase agreement;
     . give Agilent and its representatives access during normal business hours to information about our business and operations as Agilent may reasonably request, except where it would violate any law, order, contract or approval which applies to us or SAFCO;
     . cause SAFCO and its subsidiaries to conduct business only in the ordinary course;
     . cause SAFCO and its subsidiaries to refrain from taking certain actions, including:
          - recapitalizing, reorganizing, liquidating, dissolving or amending their certificates of incorporation or by-laws;
          - disposing of any shares of, or rights with respect to, capital stock of SAFCO or modifying rights of stockholders or option holders of SAFCO or any of its subsidiaries;
          -    acquiring, disposing of or incurring encumbrances on any assets;
          - modifying any contract that exceeds $100,000 or has a term longer than six months, subject to certain exceptions;
          - incurring a draw on any indebtedness or, except as agreed upon, discharging any indebtedness in advance of a scheduled payment or waiving any right under any indebtedness;
          -    engaging in a business combination;
          - making capital commitments or entering into operating leases in the aggregate in excess of $100,000;
          - except to the extent required by applicable law, making any material change in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or tax practice or policy, or (B) any method of calculating any bad debt, contingency or other reserve for accounting, financial reporting or tax purposes;
          - becoming bound by or modifying any material employee benefit plan, employment-related contract, or collective bargaining agreement, except to the extent required by applicable law;
          -    changing its fiscal year;

          - causing the damage or loss of any property other than dispositions in the ordinary course of business;
          - making a loan to any director, officer or employee, except cash advances in the ordinary course of business;
          - increasing the base compensation of a director or, except in the ordinary course of business, any officer or employee;
          - changing employment terms that will be in force on the closing date for any director, officer, or employee, outside the ordinary course of business;
          -    initiating a lawsuit except in the ordinary course of business;
               or
          -    entering into a contract to do any of the foregoing;
     . promptly notify Agilent of any investigations, lawsuits, claims or notices of proceedings that are commenced or threatened against SAFCO or its subsidiaries;
     .    maintain insurance policies;
     . not solicit or encourage, participate in discussion regarding, furnish any information with respect to or facilitate any proposals to acquire SAFCO stock or other SAFCO assets, subject to certain exceptions related to director and employee stock options and contractual obligations;
     .    terminate certain employee benefit plans;
     . pay or forgive all SAFCO's long term debt prior to the closing date, excluding any capital leases;
     . use our best efforts to satisfy each condition to Agilent's obligations in the stock purchase agreement, and give Agilent notice of any event that would cause our representations and warranties to become untrue in any material respect or constitute a material breach of the stock purchase agreement;
     . effective as of the closing, assign to SAFCO all leasehold interests held by us or Gilbert Associates, Inc. in the lease with LaSalle National Trust, as lessor, for real property located at 6010-6060 Northwest Highway, Chicago, Illinois, and obtain lessor's consent thereto;
     . prior to and effective as of the closing, resolve certain matters in writing through the written consent of the parties involved, and subject to written approval of Agilent, regarding:
          - our guaranty of the lease between Sutton Properties, as landlord, and TEC Cellular, a division of SAFCO, as tenant, for real property located at 600 Atlantis Road, Melbourne, Florida; and
          -    the irrevocable standby letter of credit for $1,000,000 which we, as applicant, caused to be issued by Corestates Bank, N.A. in favor of The Bank Brevard, as beneficiary, as a requirement of the lease for the Melbourne property;
     . if we transfer the shares of SAFCO stock to be sold to Agilent to a wholly-owned subsidiary of Salient before the closing, cause the subsidiary to become a party to the stock purchase agreement and the obligations thereunder and to sell the shares of SAFCO stock to Agilent; and
     . if, at any time prior to closing, the holders of Class B common stock who have entered into voting agreements to vote for the stock sale do not hold at least 51% of the shares of Class B common stock eligible to vote, we will use our best efforts to have holders of at least 51% of our Class B common stock enter into voting agreements.

     Agilent's Covenants. Agilent has agreed that, until closing, unless we have otherwise consented in writing, it will:

     . proceed diligently to obtain all consents and give all notices to governmental or regulatory authorities as required to consummate the stock sale;
     . immediately prior to the closing, offer employment to substantially all SAFCO employees at that time, on terms substantially equivalent to those under which each of them was entitled as an employee before the closing, provided the employee has executed an invention assignment agreement provided by Agilent;
     . perform, and, after the closing, cause SAFCO and its subsidiaries to perform, all of their obligations under the employment, severance and stay-put agreements and all change-in-control and acceleration provisions in all employee benefit plans, all in accordance with their terms and at our expense;
     . from and after the closing, Agilent will cause SAFCO to provide a package of standard employee benefits for all persons employed by SAFCO immediately before the closing, notwithstanding Agilent's right to terminate any employee or amend any of the employee benefits at any time; and
     . for the purpose of determining vacation accrual, recognize service time of employees as previously recognized by us, SAFCO or its subsidiary; and
     . not impose pre-existing condition exclusions or waiting periods on employees under Agilent's employee welfare benefit plans.

     Other Covenants.

     Certain Actions.  We and Agilent will act diligently to obtain any
     ----------------
government clearances required for the consummation of the stock purchase agreement, including compliance with the Hart-Scott-Rodino Antitrust Improvements Act.

     Non-solicitation.  For three years after the closing, neither we nor any of
     -----------------
our affiliates will solicit any employee of SAFCO or its subsidiaries for employment.

     Non-compete.  For two years from the closing, neither we nor any of our
     ------------
affiliates or representatives will:

     .    engage in the wireless network hardware, software and services field;
          or
     . solicit any customer or supplier of SAFCO or any of its subsidiaries to cease doing business with SAFCO or its subsidiaries.

This non-compete restriction is effective in all cities, counties and states of the United States and all other countries in which SAFCO or its subsidiaries have engaged in licensing or sales activities or otherwise conducted business or selling or licensing efforts during the two years before the closing date.

     Assumption of Various Employment Arrangements.  At the closing, we will
     ----------------------------------------------
assume or reimburse Agilent for the cost of obligations resulting from:

     .    any existing stay-put arrangements between SAFCO and its employees;
          and
     . provisions of employment agreements with SAFCO providing for certain benefits triggered by the stock sale.

Notwithstanding the above, Agilent will pay one half of the total costs of retention bonus amounts and certain other amounts payable to individuals, up to a maximum cost of $613,000 to Agilent. One year from the closing date, we will pay or reimburse Agilent for one half of the total costs of retention bonus amounts, first from any amounts available for distribution to Agilent from the escrow account and with any excess amounts over the amounts remaining in escrow to be paid directly by us.

     Conditions to Closing.

     Mutual Obligations.   The obligation of us and Agilent to consummate the
     -------------------
stock sale is subject to the conditions set forth in the stock purchase agreement, including the following:

     . no order or law in effect on the closing date which would prohibit the consummation of the stock sale;
     .    all necessary governmental approvals must have been obtained;
     . expiration or termination of waiting periods imposed by governmental authorities, including under the Hart-Scott-Rodino Antitrust Improvements Act; and
     . approval of the stock sale by a majority of the outstanding shares of Class B common stock.

     Additional Conditions to Obligations of Agilent.  The obligation of Agilent
     ------------------------------------------------
to consummate the stock purchase agreement is subject to additional conditions set forth in the stock purchase agreement, including the following:

     . our representations and warranties must be true and correct where such inaccuracy would reasonably be expected to have a material adverse effect on SAFCO, disregarding any additional materiality or material adverse effect limitations therein;
     . we have complied with the agreements, covenants and obligations required by the stock purchase agreement;
     .    certain officers' certificates are executed by us;
     .    enumerated consents have been obtained;
     .    receipt of a legal opinion from our outside counsel;
     . receipt of voting agreements approving the stock sale from persons holding, in the aggregate, at least 51% of the Class B common stock;
     .    receipt of certain financial statements;
     . directors and officers of SAFCO and our directors must each execute a general release of any claims against SAFCO and its subsidiaries, subject to certain exceptions;
     . directors of SAFCO and its subsidiaries must resign, and each of the officers of SAFCO and its subsidiaries must resign if so requested by Agilent;
     . stock being sold to Agilent must constitute all the issued and outstanding capital stock of SAFCO;

     . release of SAFCO from a loan agreement with First Union National Bank and discharge all related liens against SAFCO;
     .    escrow agreement must be executed by us;
     . SAFCO or its relevant subsidiary must terminate all employee plans, effective immediately before the closing, except SAFCO's vacation and health plans which shall terminate as soon as coverage begins under Agilent's vacation and health plans;
     . we must pay or forgive all SAFCO's long term debt, excluding capital leases;
     . the net asset value determined from the SAFCO unaudited March 31, 2000 balance sheet shall not vary by more than 10% from that determined from SAFCO's audited March 31, 2000 balance sheet;
     . assignment to SAFCO of all leasehold interest held by us and/or Gilbert Associates, Inc., as lessee, with respect to the lease for real property at 6010-6060 Northwest Highway, Chicago, Illinois, and the written consent thereto by the landlord;
     . resolution of certain matters through the written consent of the parties involved, and subject to prior written approval of Agilent, regarding:
          - our guaranty of the lease between Sutton Properties, as landlord, and TEC Cellular, a division of SAFCO, as tenant, for real property located at 600 Atlantis Road, Melbourne, Florida; and
          - the irrevocable standby letter of credit for an initial sum of $1,000,000 which we, as applicant, caused to be issued by Corestates Bank, N.A. in favor of The Bank Brevard, as beneficiary, as a requirement of the lease for the Melbourne property;
     . action taken by us to assign certain intellectual property to our subsidiary; and
     . if we transfer the SAFCO stock to a wholly-owned subsidiary with Agilent's consent before the closing, the subsidiary must become a party to the stock purchase agreement.

     Additional Conditions to Obligations of Salient.  Our obligation to
     ------------------------------------------------
consummate the stock purchase agreement is subject to additional conditions set forth in the stock purchase agreement, including the following:

     . Agilent's representations and warranties must be true and correct where such inaccuracy would reasonably be expected to have a material adverse effect on SAFCO, disregarding any additional materiality or material adverse effect limitations therein;
     . Agilent has complied with the agreements, covenants and obligations required by the stock purchase agreement;
     .    officer's certificate executed by Agilent; and
     .    escrow agreement must be executed by Agilent.

     Indemnification. We and Agilent have agreed to indemnify each other for losses sustained by breaches of representations, warranties and covenants contained in the stock purchase agreement. The representations and warranties survive the closing for a period of one year from the closing date. Additionally, Agilent has agreed to indemnify us for losses sustained in the operation of the business of SAFCO after the closing. The indemnification provisions in the stock purchase agreement are the sole and exclusive remedy for a breach of the stock purchase agreement.

     The maximum amount we must pay Agilent for all indemnification claims under the stock purchase agreement may not exceed the escrow amount, excluding any adjustment to purchase price which may have been made under the stock purchase agreement. The escrow fund is the sole source of recovery for indemnification claims against us, except if the claims constitute a purchase price adjustment provided for in the stock purchase agreement. No indemnification amount is owed to Agilent unless the aggregate amount of its claims exceeds $200,000. Once the threshold is reached, all losses above $100,000 are subject to the indemnity and withdrawal from the escrow fund. The maximum amount Agilent must pay for all indemnification claims under the stock purchase agreement may not exceed the escrow amount.

     We must reimburse Agilent for any amount that it, or SAFCO after the closing, incurs related to certain voluntary disclosure with the Department of State Office of Defense Trade Controls specified in the stock purchase agreement.

     Termination.  The stock purchase agreement may be terminated:

     .    by mutual written consent of us and Agilent;
     . by either us or Agilent, if at any time before the closing, an order or law becomes effective which prohibits the consummation of the stock sale or related transactions;
     . by Agilent, at any time after July 31, 2000, if the closing has not occurred by then, provided the failure of the closing to occur is not caused by Agilent's material breach of the stock purchase agreement, and also provided that the date upon which Agilent may terminate is extended to August 31, 2000, if the closing has failed to occur because:
          - the waiting period has not expired or been terminated or clearance has not been obtained under the Hart-Scott-Rodino Antitrust Improvements Act; or
          -    the SEC has not cleared the filing of the proxy statement;
     . by us, if Agilent breaches the stock purchase agreement so that, uncured, the breach would cause a condition of closing not to be satisfied, and the breach remains uncured for ten days after we give Agilent notice thereof;
     . by Agilent, if we breach the stock purchase agreement so that, uncured, the breach would cause a condition of closing not to be satisfied, and the breach remains uncured for ten days after Agilent gives us notice thereof;
     . by Agilent, if by June 19, 2000, less than 51% of the Class B common stock is covered by voting agreements with holders of Class B common stock to vote for the stock purchase agreement.

     Tax Matters. If Agilent so requests within 180 days of the closing date, we, along with any applicable subsidiaries, will join with Agilent in making an election under Section 338(h)(10) of the Internal Revenue Code with respect to the sale of SAFCO shares under the stock purchase agreement.

     We have also agreed to pay directly or promptly reimburse Agilent for, and hold Agilent harmless against and from, the following taxes:

     . taxes of SAFCO for all taxable periods which end on or before the closing date;

     . taxes of all members or subsidiaries of any affiliated, unitary or combined group of which SAFCO is or has been a member before the closing date for all taxable periods; and
     . with respect to taxable periods beginning before the closing date and ending after the closing date, all taxes of SAFCO which are attributable to the portion of such period ending on, and including the closing date, to the extent such taxes are not deducted in calculating the net asset value of SAFCO as reflected in the closing balance sheet.

All refunds or credits of taxes for taxable periods of SAFCO ending on or before the closing date which are not reflected in the closing balance sheet belong to us. All other refunds or credits of taxes for SAFCO belong to Agilent.

     Expenses. Agilent will pay its own costs and expenses, and we will pay our and SAFCO's costs and expenses incurred in connection with the stock purchase agreement, any ancillary agreements and the transactions contemplated thereby, including regulatory filings and proceedings.

Shares Committed.

     Timothy S. Cobb, Thomas F. Hafer, Maurice D. James, Jamie P. McConaty, Fredric T. Myers, Timothy J. O'Keefe and Paul H. Snyder, who together control more than 51% of the issued and outstanding Class B common shares, have each executed a voting agreement with us and Agilent. In each voting agreement, the respective stockholder agrees to vote, and also to execute a proxy appointing Agilent's board of directors to vote, his shares:

     .    in favor of the stock purchase agreement; and
     . against any proposal which would oppose or compete with the stock purchase agreement.

The affirmative vote of these stockholders will be sufficient to approve the stock sale.

     The voting agreements and proxies were executed concurrently. The voting agreements and proxies terminate on the earlier of the expiration or termination of the stock purchase agreement or immediately after the closing of the stock purchase agreement. A form of the voting agreement and proxy are included in this proxy statement as Annex E.

Use of Proceeds.

     After payment of taxes, we intend to initially use proceeds from the sale of SAFCO to pay off our outstanding long-term debt and lines of credit, currently approximately $18.3 million, and certain other corporate obligations, including fees, management incentives and taxes specifically related to the sale, which we anticipate will be no less than $34 million.

     Assuming that the dissolution and plan of liquidation will also be approved, we will dissolve and, after making adequate provision for the payment of all of our obligations and claims, we will distribute the remainder of the net proceeds from the sale to our stockholders on a pro rata basis.

Accounting Treatment of the Sale.

     The sale will be treated as a sale of assets and liabilities for accounting purposes. As a result, a gain will be recognized in the statement of operations and the related balance sheet accounts will be removed from our balance sheet. Statements of operations for future periods will not include results of operations of SAFCO after the effective date of the sale. See "Proposal No. 3:
Approval of the Dissolution and Plan of Liquidation--Accounting Treatment" for a discussion of other accounting changes.

No Appraisal Rights.

     Under Delaware law, Salient stockholders have no right in connection with the sale to dissent and seek appraisal of their common shares.

Regulatory Matters.

     The Hart-Scott-Rodino Antitrust Improvements Act and the related rules and regulations prohibit us from consummating the stock sale until:

     . we and Agilent have notified and furnished information to the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice; and
     . the specified waiting period requirements under the Hart-Scott-Rodino Antitrust Improvements Act expire or terminate.

On May 12, 2000, in connection with the stock sale, we and Agilent each filed with the Federal Trade Commission and Antitrust Division a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act. On May 26, 2000, the Federal Trade Commission granted early termination of the review period under the Hart-Scott-Rodino Antitrust Improvements Act.

Certain Federal Income Tax  Consequences.

     We have agreed with Agilent to elect, under section 338(h)(10) of the Internal Revenue Code, to treat the sale of the SAFCO stock as a sale of SAFCO's assets for federal income tax purposes. We anticipate that the sale will result in a significant gain for tax purposes. We will be responsible for any such tax liability resulting from the sale. The sale will not result in any federal income tax consequences to our stockholders.


PROPOSAL NO. 3: APPROVAL OF THE DISSOLUTION AND PLAN OF LIQUIDATION

General.

     The board of directors adopted the dissolution and plan of liquidation on April 17, 2000, subject to approval by the Class B stockholders at the annual meeting. Certain material features of the plan of liquidation are summarized below. A copy of the plan of liquidation is attached as Annex F to this proxy statement. You should carefully read the plan of liquidation in its entirety.

     The board of directors recommends that you vote FOR approval of the dissolution and plan of liquidation.

Background and Reasons for the Dissolution and Plan of Liquidation.

     After an extensive exploration and evaluation of various strategic alternatives which would enhance our stockholder value, the board of directors adopted the dissolution and plan of liquidation. The board of directors believes that the dissolution and liquidation of Salient would enhance stockholder value and is in the best interests of our stockholders. See "Background and Reasons for the Proposed Sales and Dissolution and Plan of Liquidation."

Risk Factors.

          Before deciding whether to vote in favor of this proposal to dissolve and liquidate Salient, you should consider certain risk factors, including:


     . your possible liability if the contingency reserve is insufficient to satisfy our liabilities; and
     .    the distribution you receive may be delayed or less than projected.


See "Risk Factors" for considerations you should take into account before deciding whether to vote in favor of this proposal to dissolve and liquidate Salient.

Dissolution and Liquidation Procedure.

     Following approval of the dissolution and the plan of liquidation by the holders of a majority of the Class B common stock, we will file a certificate of dissolution with the Secretary of State of the State of Delaware and the dissolution will be effective; provided, however, that the board of directors may, in its absolute discretion, postpone the filing of the certificate of dissolution and effective date of the dissolution until after the sale of all of the outstanding stock of GAI-Tronics or SAFCO or both of them. Once the certificate of dissolution is filed and the plan of liquidation is effective, the steps taken to wind up our affairs as described below will be completed at such times as the board of directors, in its absolute discretion, deems necessary, appropriate or advisable to maximize the value of our assets upon liquidation; provided that such steps may not be delayed longer than is permitted by applicable law.

Abandonment of the Dissolution and Plan of Liquidation.

     By approving the dissolution and plan of liquidation, you are also granting the board of directors the authority, notwithstanding your consent to the proposed dissolution and plan of liquidation, to abandon the dissolution and plan of liquidation without further stockholder action, to the extent permitted by Delaware law, if the board of directors determines that dissolution and liquidation are not in the best interests of Salient and its stockholders.

Conduct of Salient Following Dissolution.

     Once our certificate of dissolution is filed and effective, we will cease to exist for the purpose of continuing our business, but will nevertheless continue, for a term of three years or such longer period as the Delaware Court of Chancery directs, for the purpose of winding up our affairs. Thus, we will:

     . settle and close our business;
     . convert to cash, by sales, as much of our non-cash assets as possible; . withdraw from any jurisdiction where we are qualified to do business; . pay or make provision for the payment of all of our expenses and liabilities;
     . prosecute and defend lawsuits, if any;
     . distribute our remaining assets, which should be primarily cash, but which may consist of other financial assets, to our stockholders; and . do any other act necessary to wind up and liquidate our business and affairs.

The board of directors and officers of Salient will continue to oversee our liquidation and dissolution.

Sale of Remaining Assets.

     The plan of liquidation gives the board of directors, to the fullest extent permitted by law, the authority to sell all of our assets. Your approval of the dissolution and plan of liquidation will constitute, to the fullest extent permitted by law, approval of our sale of any and all of our assets remaining following our dissolution, on such terms and conditions as the board of directors, in its absolute discretion and without further stockholder approval, may determine. Notwithstanding the separate approval we are seeking at this meeting for the sale of GAI-Tronics, under proposal no. 1, and the sale of SAFCO, under proposal no. 2, the board of directors will have the authority to sell these subsidiaries in alternate transactions after our dissolution pursuant to your approval of the dissolution and plan of liquidation, without further stockholder approval, even if:

     . you fail to approve the sale of GAI-Tronics and/or SAFCO; or . the proposed sales of GAI-Tronics and/or SAFCO are not consummated as contemplated.

Payment of Claims and Obligations.

     In accordance with Delaware law, before distributing any of our assets to our stockholders, we will pay and discharge, or make provisions as will be reasonably likely to provide sufficient compensation for:

     . all claims and obligations, including all contingent, conditional or unmatured contractual claims known to us;
     . any claim against Salient which is the subject of a pending action, suit or proceeding to which Salient is a party; and

     . claims that have not been made known to Salient or that have not arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the certificate of dissolution becomes effective.

Distributions to Stockholders.

     Claims, liabilities and expenses from operations, including operating costs, salaries, income taxes, payroll and local taxes and miscellaneous office expenses, will continue to occur following approval of the plan of liquidation. We anticipate that expenses for professional fees and other expenses of liquidation will be significant. These expenses will reduce the amount of assets available for ultimate distribution to our stockholders. Before making any distribution to our stockholders, the board of directors must first make adequate provision for the payment, satisfaction and discharge of all our known, unascertained or contingent debts and liabilities, including costs and expenses incurred and anticipated to be incurred in connection with the sale of any assets remaining after the dissolution.

       The board of directors will determine, in its sole discretion and in accordance with applicable law, the timing of, the amount, the kind of and the record dates for all distributions made to stockholders. Liquidating distributions will be made to stockholders on a pro rata basis. We are not required to pay all of our liabilities and obligations prior to making distributions to our stockholders, but instead, will reserve assets in a contingency reserve deemed by management and the board of directors to be adequate to provide for such liabilities and obligations when due. Although the board of directors has not established a firm timetable for distributions to stockholders, after the dissolution has become effective, the board of directors will, subject to exigencies inherent in winding up our business, make such distributions as promptly as practicable.

     Uncertainties as to the precise net value of our assets and the ultimate amount of our liabilities make it impossible to predict with certainty the aggregate net values which will ultimately be distributed to stockholders or the timing of distributions. Based on information presently available to us, we estimate we will distribute an aggregate of $15.30 per share, in one or more distributions, to our holders of Class A and Class B common stock. We anticipate that the initial distribution to our stockholders would occur as early as the third quarter of 2000. See "Consolidated Condensed Unaudited Pro Forma Statement of Net Assets in Liquidation."

     You should not send your stock certificates with the enclosed proxy. Following our dissolution, you will receive instructions for receiving your distributions.

Liquidating Trust.

     If deemed advisable by the board of directors for any reason, we may, following our dissolution, transfer any of our assets to a trust established for the benefit of stockholders, subject to the claims of creditors, which property would thereafter be sold or distributed on terms approved by its trustees. However, if all of our assets are not distributed within three years after we dissolve, we will transfer all of our remaining assets to the liquidating trust. The board of directors is authorized to appoint one or more trustees of the liquidating trust and to cause Salient to enter into a liquidating trust agreement with the trustee(s) on such terms and conditions as may be approved by the board of directors. Your approval of the plan of liquidation will also constitute your approval of any such appointment and any liquidating trust agreement.

Delisting and Trading of the Common Stock after Dissolution.

     Only our Class A common stock is listed for public trading on the Nasdaq Stock Market's National Market System. The board of directors will determine the appropriate time to delist the Class A common stock from the Nasdaq National Market System following our dissolution. Thereafter, trading, if any, in the Class A common stock would be conducted in the over-the-counter market in the so-called "pink sheets" or the NASD's "Electronic Bulletin Board." As a consequence of such delisting, an investor would likely find it more difficult to dispose of, or obtain quotations as to the price of, the Class A common stock. Delisting of the Class A common stock may result in lower prices for the Class A common stock than would otherwise prevail.

Continuing Liability of Stockholders After Dissolution.

     Following the dissolution and liquidation of Salient, it is possible that some claims may still exist which could be asserted against us. Delaware law provides that, if the assets of a corporation are distributed in connection with the dissolution of a corporation, a stockholder may be liable for claim(s) against the corporation. Your potential liability for any such claim against Salient would be limited to the lesser of :

     . your pro rata share of such claim; or
     . the actual amount distributed to you in connection with the dissolution.

Your aggregate liability for any claims against Salient, after it is dissolved, will not exceed the amount actually distributed to you in the dissolution.

No Appraisal Rights.

     Under Delaware law, you are not entitled to dissenters' or appraisal rights with respect to the plan of liquidation.

Regulatory Matters.

     Except for our filing of the certificate of dissolution with the Secretary of State of the State of Delaware, Salient is not subject to any federal or state regulatory requirements nor is it required to obtain any federal or state approval in order to consummate the dissolution.

Accounting Treatment.

     Upon our dissolution, we will change our basis of accounting from the going-concern basis to the liquidation basis. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their anticipated settlement amounts. Recorded liabilities will include the estimated costs associated with carrying out the plan of liquidation. For periodic reporting, a statement of net assets in liquidation will summarize the estimated asset and liability amounts and will present the estimated net assets in liquidation per outstanding share of common stock. Valuations presented in the statement will represent management's estimates, based on present facts and circumstances, of the net realizable values of assets and costs required to carry out the plan of liquidation.

     The valuation of assets and liabilities will necessarily require many estimates and assumptions and there will be substantial uncertainties in carrying out the provisions of the plan of liquidation. Ultimate values of assets and settlement amounts for liabilities are expected to differ from estimates recorded in interim statements. Accordingly, it is not possible to predict with certainty the aggregate net values ultimately distributable to stockholders.

Certain Federal Income Tax Consequences.

     General. The following discussion is a general summary of the federal income tax consequences that may result from the dissolution and liquidation of Salient and the distribution of its assets to its stockholders pursuant to the plan of liquidation. This summary is based on the provisions of the Internal Revenue Code as currently in force, but which is subject to change. Any such change may be applied retroactively.

     This summary does not discuss all aspects of federal income taxation that may be relevant to a particular stockholder or to certain types of persons subject to special treatment under federal income tax laws, such as corporations and non-US persons, nor does it address any aspects of state, local or foreign tax laws. Because any distributions made pursuant to the plan of liquidation may occur at various times and in more than one tax year, no assurances can be given that the tax treatment described herein will continue to apply unchanged at the time of later distributions.

     We have not requested a ruling from the IRS or obtained an opinion of counsel with respect to the anticipated tax treatment of the plan of liquidation. If any of the conclusions stated under "Certain Federal Income Tax Consequences" proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to the creditors and possibly stockholders and Salient from the liquidation. This summary does not address tax consequences which may vary with, or are contingent on, individual circumstances. Accordingly, this summary does not constitute legal advice to any stockholder.

     We recommend that each stockholder consult his or her personal tax advisor regarding the specific federal, state and local tax consequences of the plan of liquidation.

     Consequences to Salient. After the plan of liquidation becomes effective and until the liquidation is completed, we will continue to be subject to income tax on our taxable income. We will recognize gain or loss on sales of our property pursuant to the plan of liquidation. Upon distributions, if any, of property, other than cash, to stockholders pursuant to the plan of liquidation, we will recognize gain or loss as if such property was sold to stockholders at its fair market value, unless certain exceptions to the recognition of loss apply. As it is anticipated that no such exception will apply, we should recognize gain or loss on any distribution of property to you pursuant to the plan of liquidation.

     We may discharge our liabilities at less than the face amount of such liabilities. Our discharge of liabilities, at less than face amount, may result in our realization of income to the extent of the excess of the face amount of the liabilities over the amount paid in satisfaction thereof.

     Consequences to Stockholders. As a result of our liquidation, stockholders will recognize gain or loss equal to the difference between (A) the sum of the amount of cash distributed to them and the fair market value (at the time of distribution) of property distributed to them, and (B) their adjusted tax basis for their shares. The adjusted tax basis in a stockholder's shares will depend upon various factors, including the cost of the shares and the amount and nature of any distributions received from us with respect to the stock.

     Salient may make more than one liquidating distribution, each of which will be allocated proportionately to each share of stock owned by stockholders. Gain will be recognized as a result of a liquidating distribution only to the extent that the aggregate value of the distribution and any prior liquidating distribution(s) received by a stockholder with respect to a share exceeds his or her tax basis for that share. Any loss generally will be recognized only when the final distribution from Salient has been received and then only if the aggregate value of all of the liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss, provided the shares are held as capital assets. Capital gains are long term if the stock is held for more than twelve months. For individuals, the maximum federal income tax rate applicable to long term capital gains is generally 20%. Deductions for capital losses, whether short or long term, are subject to various limitations.

     In the unlikely event that we make any distribution of property other than cash, a stockholder's tax basis in such property immediately after the distribution will be the fair market value of such property as of the time of distribution. The gain or loss realized upon a stockholder's future sale of that property will be measured by the difference between the stockholder's tax basis in the property at the time of such sale and the sales proceeds.

     After the close of our taxable year, we will provide stockholders and the IRS with a statement of the amount of cash distributed to them and our best estimate as to the value of the property, if any, distributed to stockholders during that year. In the case of property, we will determine the fair market value based upon reports by independent appraisers or such other evidence as we shall elect. There is no assurance that the IRS will not challenge such valuation. As a result of such a challenge, the amount of gain or loss recognized by a stockholder might be changed. Distributions of property other than cash to a stockholder could result in a stockholder's tax liability exceeding the amount of cash he or she received, requiring him or her to meet the tax obligations from other sources.

     If we transfer assets to a liquidating trust, beneficial ownership in the trust will be distributed to the stockholders. For federal income tax purposes, stockholders would be treated at the time of transfer as having received their pro rata share of assets transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the assets are subject. The liquidating trust itself should not be subject to tax. After formation of the liquidating trust, the stockholders must take into account, for federal income tax purposes each year, their allocable portion of any income, expense, gain or loss recognized by the trust. As a result of the transfer of property to the trust and ongoing operations of the trust, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay the tax.

            CONSOLIDATED CONDENSED UNAUDITED PRO FORMA STATEMENT OF
                           NET ASSETS IN LIQUIDATION

     The following Consolidated Condensed Unaudited Pro Forma Statement of Net Assets in Liquidation assumes that Salient has adopted the liquidation basis of accounting as of March 31, 2000. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their anticipated settlement amounts.

     The valuation of assets and liabilities necessarily requires many estimates and assumptions and there are substantial uncertainties in carrying out the provisions of the plan of liquidation. The actual value of any liquidating distributions will depend upon a variety of factors including, but not limited to:

     .   the actual proceeds from the sale of our subsidiaries and other assets;
     . the ultimate settlement amounts of our liabilities and obligations, including indemnifications provided in connection with subsidiary sale transactions;
     . actual costs incurred in connection with carrying out the plan of liquidation, including administrative costs during the liquidation period; and
     .   the actual timing of distributions.

     The valuations presented in the accompanying Consolidated Condensed Unaudited Pro Forma Statement of Net Assets in Liquidation represent estimates, based on present facts and circumstances, of the net realizable values of assets and the costs associated with carrying out the provisions of the plan of liquidation based on the assumptions set forth in the accompanying notes. The actual values and costs are expected to differ from the amounts shown herein and could be higher or lower than the amounts recorded. Accordingly, it is not possible to predict with certainty the aggregate net values ultimately distributable to stockholders and no assurance can be given that the amount to be received in liquidation will equal or exceed the price or prices at which the Class A common stock has generally traded or is expected to trade in the future.

                SALIENT 3 COMMUNICATIONS, INC. AND SUBSIDIARIES
            CONSOLIDATED CONDENSED UNAUDITED PRO FORMA STATEMENT OF
                           NET ASSETS IN LIQUIDATION
                                March 31, 2000
              (000's, except for share and per share information)

                                                                                   Other
                                             Historical     To Deconsolidate     Pro-Forma          Pro-Forma
                                           March 31, 2000   Subsidiaries (a)    Adjustments       March 31, 2000
                                         ----------------  -----------------  --------------     ----------------
ASSETS
Current assets:
Cash and cash equivalents                  $        2,031      $     (1,895)      $        -          $       136
Accounts receivable, net of allowance
  for doubtful accounts of $1,964                  23,080            (23,472)            392 (b)                -
Inventories                                        18,372            (18,372)                                   -
Deferred income taxes                               4,940               (570)         (4,370)(b)                -
Other current assets                                8,146             (2,278)         (5,868)(b)                -
                                         ----------------  -----------------  --------------
  Total current assets                             56,569            (46,587)         (9,846)

Investments in liquidation                                            84,515          79,080 (c)          163,595

Property, plant and equipment, net                 17,321            (15,942)         (1,379)(b)                -

Deferred income taxes                               6,470               (730)         (5,740)(b)                -
Other assets                                        2,850                             14,613 (b)
                                                                                     (10,587)(d)            6,876
Software development costs                          5,108             (5,108)                                   -
Goodwill                                           34,606            (34,606)                                   -
                                         ----------------  -----------------  --------------    - ---------------
  Total Assets                             $      122,924      $     (18,458)     $   66,141          $   170,607
                                         ================  =================  ==============    = ===============

LIABILITIES & STOCKHOLDERS'
 EQUITY
Current liabilities:
Notes payable                              $        3,197      $           -      $   (3,197)(b)      $
Accounts payable                                    7,534             (7,675)            141 (b)                -
Salaries and wages                                  1,698             (1,617)            (81)(b)                -
Income taxes, currently payable                       317                 97            (414)(b)                -
Deferred revenue                                    2,577             (2,577)                                   -
Other accrued liabilities                           9,581             (4,471)         (5,110)(b)                -
                                         ----------------  -----------------  --------------
  Total current liabilities                        24,904            (16,243)         (8,661)

Accrued and other liabilities                           -                  -          23,857 (b)
                                                                                      25,233 (d)
                                                                                       5,532 (f)           54,622
Long-term debt                                     13,343               (601)        (12,742)(b)                -
Other long-term liabilities                         6,795             (1,614)         (5,181)(b)                -
Income taxes                                                                          22,000 (e)           22,000
                                         ----------------  -----------------  --------------
                                                   45,042            (18,458)         50,038
                                         ----------------  -----------------  --------------

Stockholders' equity:
Common stock                                        8,985                             (8,985)(b)                -
Capital in excess of par value                     36,969                            (36,969)(b)                -
Warrants outstanding                                1,755                             (1,755)(b)                -
Retained earnings                                  72,829                            (72,829)(b)                -
Foreign currency translation adjustment               (77)                                77 (b)                -
Deferred compensation-restricted stock             (1,373)                             1,373 (b)                -
Treasury stock                                    (41,206)                            41,206 (b)                -
                                         ----------------  -----------------  --------------
                                                   77,882                            (77,882)                   -
                                         ----------------  -----------------  --------------     ----------------
  Total Liabilities and
      Stockholders' Equity                 $      122,924      $     (18,458)     $  (27,844)         $    76,622
                                         ================  =================  ==============     ================
Net assets in liquidation                                                                             $    93,985
                                                                                                 ================
Number of common shares outstanding             6,141,111                                  0            6,141,111
                                         ================                     ==============     ================
Net book value per outstanding share               $12.68
                                         ================
Net assets in liquidation per outstanding share                                                       $     15.30
                                                                                                 ================

Notes to Consolidated Condensed Unaudited Pro Forma Statement of Net Assets in Liquidation

     (a) To deconsolidate GAI-Tronics, SAFCO and XEL Communications, Inc. from Salient.

     (b) To reclassify the balance sheet from a going-concern basis to the liquidation basis of accounting. The reclassification adjustments reflect the absence of both stockholders' equity and the distinction between long-term and short-term classifications.

     (c) To record investments in subsidiaries at their estimated net realizable value in liquidation. For GAI-Tronics and SAFCO, where a definitive sale contract has been negotiated, the estimated liquidation value represents the gross proceeds identified in the sale contract, less estimated costs incurred in closing the sale. The estimate for XEL, for which no sale contract has been negotiated, is based on preliminary bid values submitted by potential acquirers, less estimated costs to be incurred in closing the sale.

          These valuations may not be reflective of actual amounts obtained when and if the investments are sold. Because of the inherent uncertainty in closing potential sale contracts, the amounts shown may materially differ from actual amounts which may be received in the future.

     (d) To adjust assets, other than cash and investments, and liabilities other than income taxes to estimated liquidation values. Accrued liabilities include estimates of costs to be incurred in carrying out the plan of liquidation and provisions for known liabilities. The estimated costs include legal and accounting fees and salaries and related expenses of officers and employees who will be assigned to complete the liquidation and dissolution.

          The actual costs incurred could vary significantly from the related provisions due to uncertainty related to the length of time required to complete the plan of liquidation, the timing of sales of subsidiaries, and complexities which may arise in disposing of the remaining assets and settling certain contingencies. Interest income on the company's cash and short-term investments through the final liquidation date has not been reflected.

     (e) To record the estimated amount of income taxes which would become payable if the assets were realized and liabilities settled at the amounts shown. All income tax accounts have been restated to reflect the liquidation basis of accounting. The estimate is subject to significant variation if, among other things, the actual values of assets sold varies from current estimates.

     (f) To record the net liability for settlement of limited stock appreciation rights. Immediately prior to filing the certificate of dissolution, all outstanding stock options will be converted to limited stock appreciation rights. The recorded liability represents the net assets in liquidation per outstanding share of common stock for each limited stock appreciation right less the exercise price of the underlying stock options. Options with an exercise price in excess of the liquidating value per share are excluded from the determination. The liability will be payable in cash to limited stock appreciation right holders when liquidating distributions are paid to stockholders.

              PROPOSAL NO. 4: APPROVAL OF SPECIAL INCENTIVE PLAN

Background and Reasons for the Special Incentive Plan.

     The board of directors is proposing the special incentive plan for approval by the Class B stockholders at the annual meeting. On December 7, 1999, the board of directors adopted the special incentive plan. With the consent of the eligible participants, the plan was amended on May 16, 2000 in order to qualify for an exemption from the limitations of Section 162(m) of the Internal Revenue Code. As part of this amendment, the effectiveness of the special incentive plan has been conditioned on your approval. If the special incentive plan is not approved by the you, no payments will be made under the plan.

     The special incentive plan has been adopted in order to provide incentives for our executives who are in positions to contribute materially to the successful sale of our business. The terms of the special incentive plan are summarized below. This summary is qualified by reference to the complete text of the special incentive plan which is attached as Annex I to this proxy statement. You should carefully read the special incentive plan in its entirety.

     The board of directors recommends that you vote FOR approval of the special incentive plan.

Summary of the Special Incentive Plan.

     In General and Eligibility. The special incentive plan provides for the award of both sale bonus awards and stay bonus awards, each payable to an eligible employee in the event:

     .   we sell or otherwise dispose of all of our assets; and
     . the employee either remains employed by us through the closing date of the sale of the last of the three subsidiaries or is terminated by us without cause prior to that closing date.

Timothy S. Cobb, Paul H. Snyder and Thomas F. Hafer and other employees of Salient are eligible to receive sale bonus awards. All full-time employees of Salient, other than Messrs. Cobb, Snyder and Hafer, are eligible to receive stay bonus awards. As discussed further below, the amount of each type of award is determined based on the net proceeds we derive from the sale of our three operating subsidiaries.

     Administration. The special incentive plan is administered by the Executive Development Committee of our board of directors. The committee has the power, among other things:

     . to determine the amount of the sale bonus awards and of the stay bonus awards that are payable to participants;
     .   to construe, interpret and implement the plan;
     .   to prescribe, amend and rescind rules relating to the plan; and
     . to make all other determinations necessary or advisable in administering the plan.

The actions and determinations of the committee on all matters relating to the special incentive plan are final and conclusive.

     Sale Bonus Awards. The special incentive plan establishes a sale bonus pool from which sale bonus awards are payable. The size of the sale bonus pool is determined in accordance with the aggregate net proceeds we receive from the sales of our subsidiaries as follows:

-------------------------------------------------------------------------------------------------------
If the Net Proceeds are:                          The Sale Bonus Pool (before reduction for Stay
                                                               Bonus Awards) is:
-------------------------------------------------------------------------------------------------------
Not over $80 million                             $0
-------------------------------------------------------------------------------------------------------
Over $80 million but not over $90 million        5% of the excess over $80 million
-------------------------------------------------------------------------------------------------------
Over $90 million but not over $100 million       $500,000 plus 6% of the excess over $90 million
-------------------------------------------------------------------------------------------------------
Over $100 million but not over $110 million      $1,100,000 plus 7% of the excess over $100 million
-------------------------------------------------------------------------------------------------------
Over $110 million but not over $120 million      $1,800,000 plus 8% of the excess over $110 million
-------------------------------------------------------------------------------------------------------
Over $120 million                                $2,600,000 plus 10% of the excess over $120 million
-------------------------------------------------------------------------------------------------------

The net proceeds received upon the sale of our assets will be determined by adding the dollar amounts, or dollar amount equivalents in the case of an exchange of stock, we realize on the sale of our assets and subtracting from that amount:

     .   SAFCO indebtedness in the amount of $10,000,000;
     .   all of our indebtedness from lines of credit and other liabilities; and
     . the aggregate cost of retention and sale bonuses payable to executives of our subsidiaries in connection with the sales of our subsidiaries.

     Sale bonus awards are payable to each eligible employee following the completion of the sale of each of our three operating subsidiaries if the employee remains employed with us through the closing date of the sale of the last of the three subsidiaries or if we terminate him without cause prior to such closing date. If they individually meet the requirements to be paid a sale bonus award, Timothy Cobb will be paid 40% of the sale bonus pool, and each of Paul Snyder and Thomas Hafer will be paid 25% of the pool. The remaining 10% of the sale bonus pool may be awarded to other key employees of Salient as selected by the chief executive officer.

     Stay Bonus Awards. Stay bonus awards are payable to each eligible employee following the completion of the sale of each of our three operating subsidiaries if the employee remains employed with us through the closing date of the sale of the last of the three subsidiaries (or substantially all of its assets) or if we terminate the employee without cause prior to such closing date. The amount of each eligible employee's stay bonus award is determined based on:

     . his or her monthly base salary as of the closing date of the sale of the last of the three subsidiaries (or substantially all of its assets);
     . the net proceeds we realize on the sale or other disposition of all or substantially all of our assets; and
     . the employee's length of service to Salient as of the closing date of the last sale.

The employee's monthly base salary is multiplied by a number of months as follows:

---------------------------------------------------------------------------------------
 Participant's Service as of                         Net Proceeds
 the Closing Date of Sale of   --------------------------------------------------------
 Last Subsidiary
                                $80 million or less  $110 million  $140 million or more
---------------------------------------------------------------------------------------
      Less than 10 years             6 months           9 months         12 months
---------------------------------------------------------------------------------------
      10 years or more               9 months          15 months         24 months
---------------------------------------------------------------------------------------

     For net proceeds received that are between $110 million and $140 million, the number of months will be pro-rated, with fractional months rounded up to the next month. Net proceeds are determined in the same way that they are determined for the sale bonus pool.

     Amendment and Termination. The board of directors may amend or terminate the special incentive plan at any time; however no amendment or termination may impair the rights of an employee once he or she has been selected as an eligible employee under the plan.

Certain Federal Income Tax Consequences.

     The statements pertaining to the federal income tax treatment of the special incentive plan are based upon the Internal Revenue Code, regulations promulgated by the Internal Revenue Service thereunder, published revenue rulings issued by the IRS, and case law as of the date of this proxy statement. Such laws and regulations are subject to change. Such statements reflect existing law and reasonable interpretations thereof and do not, in any instance, purport to indicate the trend of the law in the future. As a result, no assurance can be given that there will be no statutory, judicial or administrative changes that would modify these summaries and/or statements. No ruling from the IRS or any state agency has been requested and no ruling has been issued with respect to any transactions described herein.

     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to our chief executive officer and to each of our other four highest-paid executive officers unless this compensation qualifies as performance-based. We believe that our deductions for amounts paid pursuant to awards under the special incentive plan will not be limited by
Section 162(m) because such awards (other than possibly those awards payable from the 10% of the sale bonus pool that may be awarded to employees by the chief executive officer) qualify as performance-based compensation.

     Generally, when payment is made, the employee receiving such payment will recognize ordinary income, and we will be entitled to a deduction, equal to the amount of money paid to such employee.

     Section 280G of the Internal Revenue Code denies a deduction for federal income tax purposes of, and Section 4999 of the Internal Revenue Code imposes a 20% excise tax on, "parachute payments" made in connection with a change in control if such payments exceed certain limits. Whether bonuses paid under the special incentive plan would exceed such limits would depend on the specific circumstances of the transactions involved and the circumstances of the recipients of the payments. We do not believe that the payments that would be made under the special incentive plan in respect of the transactions proposed in this proxy statement would exceed the limits prescribed by Sections 280G and 4999 of the Internal Revenue Code. However, the Internal Revenue Service could take a different view of these payments and conclude that a portion of the payments are not deductible and are subject to the 20% excise tax. If the IRS concludes that a portion of the payments to be made under the plan to our named executive officers are subject to the 20% excise tax, we will be required to pay additional tax "gross-up" payments to the named executive officers pursuant to their employment agreements. See "Compensation Aspects of Transactions."

                            Expected Plan Benefits

                                                          Special Incentive Plan
                                                          ----------------------
Name and Position                        Sale Bonus Awards(1)                  Stay Bonus Awards
-----------------                        --------------------                  -----------------
T.S. Cobb                                     $1,653,200                                  -
   President & Chief
   Executive Officer

P.H. Snyder                                   $1,033,250                                  -
   Sr. Vice President &
   Chief Financial Officer

T.F. Hafer                                    $1,033,250                                  -
   Sr. Vice President, General
   Counsel & Secretary

All Current Executive Officers as             $3,719,700                                  -
a Group

All Non-Executive Officer                     $  413,300                         $1,451,000
Employees as a Group

_________________________
(1) Sale bonus awards are estimated on the expected proceeds from the sales of SAFCO and GAI-Tronics, as proposed in this proxy statement and the estimated proceeds that could reasonably be expected to be received upon the sale of XEL and our other assets, less the cost of meeting all of our remaining obligations in dissolution other than state and federal taxes, the cost of the benefit equalization plan and the costs of the special incentive plan.

                     PROPOSAL NO. 5: ELECTION OF DIRECTORS

Nominees for Director.

     The board of directors is classified into three classes with staggered terms of office. Class I directors serve until the annual meeting in 2001; Class II directors serve until the annual meeting in 2002; and Class III directors serve until the annual meeting in 2000; and in each case until their successors are duly elected and qualified or until their earlier resignation, removal from office, death or incapacity. At each annual meeting, the successors to the class of directors whose term then expires shall be elected to hold office for a term expiring at the third succeeding annual meeting.

     At the 2000 annual meeting, three directors are to be elected to hold office until the annual meeting of stockholders in 2003 and until their successors are elected and have qualified. It is the intention of the persons designated in the accompanying proxy to vote all shares represented thereby for the election of the three nominees listed below. Any stockholder who wishes to withhold the proxy holder's authority to vote for the election of one or more directors may do so by marking his proxy to that effect. Should any nominee become unable to accept nomination or election, the proxy holders may exercise their voting power in favor of such other person or persons as the board of directors may recommend. The board of directors, however, has no reason to believe that any of the nominees listed below will be unable to serve as a director. Elections of directors are to be determined by a plurality vote.

     Each of the nominees is now a director of Salient. Their present positions with Salient as well as certain other information are set forth below:

                                                                                         Year In Which
                                                                                          First Became
                  Name                    Age           Position With Company               Director
                  ----                    ---           ---------------------               --------
Timothy S. Cobb                            58     Chairman of the Board, President,           1993
                                                  Chief Executive Officer and Director

Robert E. LaBlanc                          66     Director                                    1997

Dennis F. Strigl                           54     Director                                    1998

     Mr. Cobb has been Chairman of the board of directors since July 1995, Chief Executive Officer of Salient since March 1994, and President and Chief Operating Officer of Salient since October 1993. He served as President of Gilbert/Commonwealth, Inc., then a subsidiary of Salient, from January 1991 to September 1993 and as President of GAI-Tronics, a subsidiary of Salient, from June 1988 to December 1990. Mr. Cobb is a director of Central Vermont Public Service Corporation. Mr. Cobb is a Class III director whose term expires at the annual meeting in 2000.

     Mr. LaBlanc has served as President of Robert E. LaBlanc Associates, Inc., an information technologies consulting and investment banking firm, since 1981. Prior to that, he was Vice Chairman of Continental Telecom, Inc., a major telecommunications services company now merged with GTE.

Mr. LaBlanc began his career in the former Bell System and served as telecommunications analyst and general partner with Salomon Brothers, Inc. before joining Continental. Mr. LaBlanc is a director of Chartered Semiconductor Manufacturing Ltd., Storage Technology Corporation, The Titan Corporation, Tribune Company, and two families of Prudential Mutual Funds. Mr. LaBlanc is a Class III director whose term expires at the annual meeting in 2000.

     Mr. Strigl became the President and Chief Executive Officer of Verizon Wireless in April 2000. Before joining Verizon Wireless, he served as President and Chief Executive Officer of Bell Atlantic Mobile since 1991 and as Group President and Chief Executive Officer of Bell Atlantic Global Wireless Group since 1997. He joined Bell Atlantic Mobile in 1989, serving as Vice President-Product Management for Network Services and later as Vice President-Operations and Chief Operating Officer, and a member of the Board of Directors of New Jersey Bell. Mr. Strigl is a director of General Magic Incorporated, Grupo Iusacell S.A. de C.V., Anadigics, Inc. and the Cellular Telecommunications Industry Association, serving as Chairman of the latter for 1996-1997. Mr. Strigl is a Class III director whose term expires at the annual meeting in 2000.

     The board of directors recommends a vote FOR the election of the three directors named above.

     The other members of the board of directors, who are not nominees for election at the meeting, and executive officers of Salient are as follows:

                                                                         Year In Which
                                                                          First Became
         Name            Age             Position With Company              Director
         ----            ---             ---------------------              --------
John W. Boyer, Jr.        71                    Director                      1984

Dennis Foster             59                    Director                      1998

Thomas F. Hafer           51     Senior Vice President, General Counsel       ----
                                             and Secretary

Donald E. Lyons           70                    Director                      1989

Paul H. Snyder            53     Senior Vice President, Chief Financial       1995
                                           Officer and Director

Donald K. Wilson, Jr.     64                    Director                      1990

     Mr. Boyer retired in May 1993, as Chairman of Philadelphia Suburban Corporation whose principal subsidiary, Philadelphia Suburban Water Company, is a regulated water utility. Mr. Boyer served in various senior executive positions with that company since 1981. He is a director of the Rittenhouse Trust Company. Mr. Boyer is a Class I director whose term expires at the annual meeting in 2001.

     Mr. Foster became Vice Chairman of ALLTEL Communications, Inc., which provides telecommunications and information services, when it merged in 1998 with 360(degrees) Communications Company, formerly Sprint Corporation's cellular and wireless division. Mr. Foster had been President and Chief Executive Officer of 360(degrees) Communications Company since January 1996. Mr. Foster joined Sprint in 1992 as Senior Vice President of operations for its local telecommunications division and became President and Chief Operating Officer of its cellular and wireless division in March 1993. Prior to joining Sprint, Mr. Foster held management positions in the areas of marketing, regulatory and corporate strategic planning, as well as operational assignments with AT&T and GTE. He serves on the board of ALLTEL Corporation, NiSource Corporation, The National Board of Junior Achievement and is a trustee of the University of Findlay of Ohio. Mr. Foster is a Class I director whose term expires at the annual meeting in 2001.

     Mr. Hafer was appointed Vice President of the Company in September 1995 and Senior Vice President in February 1997. He has served as General Counsel and Corporate Secretary of the Company since February 1994. Mr. Hafer served as President of Green Hills Management Company, a division of Salient, from September 1993 until July 1997. He served as Vice President of Green Hills Management Company from February 1991 through September 1993.

     For five years prior to his retirement in 1987, Mr. Lyons served as Chief Executive Officer and President of the Power Systems Group of Combustion Engineering, Inc., a supplier of technology, equipment and services to the power and process industries. Mr. Lyons served as Chairman of the Board of CANISCO Resources, Inc. from 1996 to 1999. He also chaired the Atomic Industrial Forum in Washington, D.C. and served on the Advisory Board of the Institute of Nuclear Power Operations. Mr. Lyons is a Class I director whose term expires at the annual meeting in 2001.

     Mr. Snyder was appointed Vice President of Salient in September 1995, and Senior Vice President in February 1997. He has been Chief Financial Officer of Salient since August 1995. He served as Vice President and Chief Financial Officer of The Dreyfus Corporation from August 1994, until joining Salient. For more than five years prior to joining Dreyfus, Mr. Snyder served as Senior Vice President and Chief Financial Officer of Mellon PSFS. Mr. Snyder is a Class II director whose term expires at the annual meeting in 2002.

     Mr. Wilson is currently a partner of Green, Wilson, and Associates, management consultants, in Hartford, Connecticut. From 1994 until the end of 1998, Mr. Wilson was a consultant with American Phoenix Corporation of Connecticut, an insurance brokerage company. In 1994, he retired as Executive Vice President of The Hartford Steam Boiler Inspection and Insurance Company, which he had served in various capacities since 1962 and which is engaged in insurance underwriting, investments and engineering. He is also a director of Mechanics Savings Bank in Hartford, Connecticut, and Spencer Turbine Company in Windsor, Connecticut. Mr. Wilson is a Class II director whose term expires at the annual meeting in 2002.

                     MEETINGS AND COMMITTEES OF DIRECTORS

     The Board held a total of five regular and special meetings during 1999. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and committees of the board of directors held while he was a member thereof.

     The Board has established the following committees:

     An Audit Committee, consisting of Donald K. Wilson, Jr., Chairman, Dennis
E. Foster, and Donald E. Lyons, held two meetings in 1999. This committee is primarily concerned with the effectiveness of Salient's internal financial control systems and of the audits of Salient's financial statements by Salient's independent accountants. Its duties include:

     .    recommending the selection of independent accountants;
     . reviewing the scope of audits to be conducted by independent accountants and internal auditors and the results of such audits; and
     . appraising Salient's financial reporting activities and accounting policies.

     An Executive Development Committee, consisting of John W. Boyer, Jr., Chairman, Robert E. LaBlanc, and Dennis F. Strigl, held two meetings in 1999. The committee assists the board of directors in structuring compensation and incentive plans for management, and assists management in the review of candidates, succession and development of directors, officers and management. Its duties include:

     . reviewing and recommending to the board of directors compensation and other benefits for directors, officers and management;
     . serving as any committee required by incentive compensation plans for such Salient personnel; and
     . reviewing with the Chief Executive Officer the internal organization and key manpower planning and development of the Salient.

     The board of directors has not formed a separate standing nominating committee.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 10, 2000, the number and percentage of equity securities of Salient beneficially owned by (A) each of the directors, (B) each of the named executive officers, (C) all directors and named executive officers of Salient as a group and (D) all holders of more than 5% of the Class B common stock:

                                               Class B               Percentage            Class A              Percentage
             Individuals                    Common Stock             of Class (1)        Common Stock           of Class (1)
             -----------                    ------------             ------------        ------------           ------------
J. W. Boyer, Jr.......................   14,585  /(2)/                    2.7%              6,500                     *

T. S. Cobb............................  302,339  /(2)//(3)//(4/          44.3                   -                     -
  c/o Salient 3 Communications, Inc.
  P.O. Box 1498
  Reading, Pennsylvania  19603

D. E. Foster..........................    9,266                           1.8                   -                     -

T. F. Hafer...........................   97,770  /(2)//(3)//(4)/         17.2                   -                     -
  c/o Salient 3 Communications, Inc.
  P.O. Box 1498
  Reading, Pennsylvania  19603

R. E. LaBlanc.........................   27,131  /(2)/                    5.1                   -                     -
  Robert E. LaBlanc Associates, Inc.
  323 Highland Avenue
  Ridgewood, New Jersey  07450

D. E. Lyons...........................   18,013  /(2)/                    3.4                   -                     -

P. H. Snyder..........................  110,939  /(2)//(3)//(4)/         19.5                   -                     -
  c/o Salient 3 Communications, Inc.
  P.O. Box 1498
  Reading, Pennsylvania  19603

D. F. Strigl..........................   12,592                           2.4                 200                     *

D. K. Wilson, Jr......................   20,560  /(2)/                    3.9                   -                     -

All named executive officers and......  696,095  /(2)//(3)//(4)/         81.3               6,700                     *
 directors as a group (nine persons)

Merrill Lynch & Company (5)...........  165,889                          32.1             147,394                   2.6
  265 Davidson Avenue
  Somerset, New Jersey  08873

(1) Asterisks indicate beneficial ownership of less than 1% of the outstanding shares of the class.

(2) Includes options held by Messrs. Boyer, Cobb, Foster, Hafer, LaBlanc, Lyons, Snyder, Strigl and Wilson to purchase 13,775, 166,508, 4,430, 51,500, 11,375, 13,775, 52,000, 8,860 and 17,975 shares, respectively, of
     Class B common stock exercisable within 60 days.

(3) Includes shares purchased through May 10, 2000 on behalf of Mr. Cobb, Mr. Snyder and Mr. Hafer under Salient's Stock Purchase Program and shares for Mr. Hafer from contributions to the Payroll Stock Ownership portion of the Retirement Savings Plan.

(4) Includes awards through May 10, 2000 of 80,500 shares of restricted stock for Mr. Cobb and 30,300 shares of restricted stock each for Mr. Snyder and Mr. Hafer.

(5) Merrill Lynch & Company holds through controlled nominees shares of Salient's Class B and Class A common stock as trustee on behalf of present and past employees pursuant to various employee benefit plans of Salient.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Salient's directors, officers and persons who own more than 10% of a registered class of Salient's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Salient's common shares. These persons are also required to furnish Salient with copies of Section 16(a) forms they file.

     To our knowledge, based solely on the review of such reports furnished to us and written representations from these individuals that no other reports were required, during fiscal 1999 such individuals complied with all Section 16(a) filing requirements.


               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Board Committee Report on Executive Compensation.

     The Executive Development Committee of our board of directors assists the board in structuring compensation arrangements and incentive plans for the officers and senior management of Salient. Decisions on compensation and the grant of incentives are generally made by the members of the committee, each of whom is a non-employee director. All decisions by the committee relating to the compensation and incentives for Salient's officers are submitted to the full board of directors for ratification or revision. Set forth below is the committee's report on the 1999 compensation of the executive officers of Salient.

     Compensation Policies Toward Executive Officers. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the allowable tax deduction of compensation paid by a publicly-held corporation to its chief executive officer and its other four most highly compensated executive officers employed at year-end, subject to certain pre-established objective performance-based exceptions. The committee intends to take Section 162(m) into account when formulating its compensation policies for Salient's Chief Executive Officer and its two other named executive officers and to comply with Section 162(m), if and where the committee determines compliance to be practicable and in the best interests of Salient and its stockholders.

     The committee uses the services of Sibson & Company, Inc., independent compensation consultants, on an ongoing basis.

     The committee has established a compensation policy for Salient as follows:

     .    Salary will be the basic compensation mechanism.
     . The Annual Incentive Program, discussed below, will be used to provide specific growth oriented incentives and rewards for achieving targeted performance.
     . Grants of stock options and/or restricted stock, coupled with a loan program approved by stockholders in 1996, will be used to align management's interests with stockholders' interests and encourage long-term investment and interest in overall Salient performance.
     . Other benefit programs will be used to encourage ownership and retention of Salient stock by management personnel and employees generally.

     The committee applies these policies directly to the executive officers, presidents of Salient's subsidiaries and certain other management personnel. The committee also reviews the compensation policies and practices of the subsidiaries for general alignment and appropriateness across and between subsidiary units.

     Relationship of Performance Under Compensation Plans.

     Salaries.  Each year the committee evaluates the salaries of the officers
     ---------
of Salient. These are compared with information available about salaries in Salient's industry, trends in executive salaries, and the performance of the individuals. Depending upon the officer involved, the committee may utilize salary information relating to comparable companies or companies in other businesses in which subsidiaries of Salient are engaged. The various factors considered in the salary increase decision are not formally weighted and the committee uses subjective judgment in making its decisions.

     The salary levels for Mr. Cobb and the other executive officers were slightly above the median for companies within the same industry and of comparable size to Salient. No salary increase was granted in 1999 to Mr. Cobb; Mr. Snyder and Mr. Hafer each received a $10,000 increase.

     Annual Incentive Program.  In addition to the named executive officers, the
     -------------------------
officers and key management of Salient and its subsidiaries participate in an annual incentive program. Under the program, incentive awards are made annually based on performance measured against predetermined targets. For 1999, the targets for named executive officers were based on achieving financial performance levels related to the earnings per share from continuing operations of Salient. In 1999, Mr. Cobb had a maximum incentive opportunity equal to 150% of his salary and Messrs. Snyder and Hafer had maximum incentive opportunities equal to 70% of their salaries. The committee deferred a discussion on paying incentive bonuses for fiscal 1999 until June 2000, when performance for the 18-month period ending June 30, 2000, will be evaluated and incentive compensation may be awarded.

     Stock Incentive Plans.

     Stock Options.   In 1999, stock options to purchase 257,310 shares of
     -------------
Salient's Class B common stock were granted to 128 employees, managers and officers of Salient. The options were awarded in December, 1999, and were based on each individual's respective position and performance during 1999. Messrs. Cobb, Snyder and Hafer received no options in 1999.

     Restricted Stock.  Salient did not issue restricted stock in 1999.
     -----------------

     Stock Purchase Assistance Plan.  Selected key executives of Salient and
     -------------------------------
certain subsidiaries may be extended Salient loans for the purpose of acquiring Salient stock as well as to refinance loans previously incurred in the purchase of Salient stock. All loans are full recourse loans, evidenced by promissory notes, and secured by the shares purchased or refinanced with loan proceeds. Loan interest, at Salient's approximate cost of borrowing, is payable quarterly with principal payments generally due in ten equal annual installments.

     Under the provisions of the plan, $189,375 was advanced to 2 individuals during 1999. Advances to Mr. Snyder represented 20.1% of the total advanced. The largest aggregate amount of indebtedness outstanding during 1999 under the plan for Messrs. Cobb, Snyder and Hafer was $392,000, $200,511 and $85,107, respectively. Their outstanding balances as of May 15, 2000, were $617,144, $283,251 and $166,166, respectively. The rate of interest charged on the indebtedness ranged from 7.07% for the first fiscal quarter of 1999 to 7.81% for the first fiscal quarter of 2000.

     It is the intent of Salient that stock purchased as a result of the exercise of options, receipt of restricted stock and stock acquired with proceeds of Salient loans will align management's interest with stockholders' interests. Based on certain minimum collateral requirements, stock purchased with a loan from the Stock Purchase Assistance Plan is held by Salient until the loan is repaid. Restricted Stock is held by Salient until the stock vests. However, there are no contractual or other restrictions limiting the disposition of such stock thereafter.

     Special Recommendations of the Committee in 1999 and 2000.

     Elimination of Parachute Payment Cap on Equity Incentives and Supplemental
     --------------------------------------------------------------------------
Retirement Payments.    In the fall of 1999, our independent consultants
--------------------
recommended that we delete provisions contained in outstanding option and restricted stock agreements and in Salient's Benefit Equalization Plan that specify a reduction in rights thereunder to the extent that such rights (when taken together with all other payments due to or rights held by any particular employee) cause the limits on deductible parachute payments set forth in Section 280G of the Internal Revenue Code to be exceeded with respect to that employee. The purpose of the recommended change was to protect the unrealized value of employees' equity incentive awards and to ensure that key employees remain motivated and their interests remain aligned with stockholder interests as Salient engaged in the process of exploring and implementing strategic plans for the sale of its business(-es). The committee conveyed this recommendation to the full board of directors and, at its December 7, 1999 meeting, the board of directors adopted this recommendation.

     Accelerated Vesting of Restricted Stock.  At the April 17, 2000 meeting of
     ----------------------------------------
the board of directors, the committee recommended that the lapse of restrictions applicable to all shares of restricted stock held by Salient's named executive officers be accelerated. See "Compensation Aspects of Transactions." The board of directors adopted the committee's recommendation at the April 17, 2000 meeting.


                         EXECUTIVE DEVELOPMENT COMMITTEE

                         John W. Boyer, Jr., Chairman
                         Robert E. LeBlanc
                         Dennis F. Strigl


Summary Compensation Table.

The following table shows, for fiscal 1999, 1998 and 1997, the cash compensation paid by Salient, as well as other compensation paid or accrued for those years, to Salient's Chief Executive Officer and to each of the remaining most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 1999, collectively called the named executive officers:


                          Summary Compensation Table

                                              Annual                Long-Term Compensation
                                           Compensation                     Awards
                                           ------------             ----------------------

                                                                 Restricted         Securities
         Name and                                                  Stock            Underlying         All Other
    Principal Position       Year    Salary ($)    Bonus ($)    Awards ($) (1)      Options(#)(2)     Compensation ($)
    ------------------       ----    ----------    ---------    --------------      -------------     ----------------
T.S. Cobb..................  1999    390,000             0               0                  0            28,723 (3)
  President & Chief          1998    390,000       150,000         209,000             55,000            29,113
  Executive Officer          1997    390,000             0         540,000            100,000            29,300

P.H. Snyder................  1999    220,000             0               0                  0            23,723 (3)
  Sr. Vice President &       1998    210,000        60,000          83,600             22,000            24,113
  Chief Financial Officer    1997    200,000        20,000         208,875             40,000            24,300

T.F. Hafer.................  1999    215,000             0               0                  0            23,723 (3)
  Sr. Vice President,        1998    205,000        60,000          83,600             18,700            24,113
  General  Counsel &         1997    195,000        19,500         208,875             34,000            24,300
  Secretary

_______________________

(1) All restricted stock is Class B common stock and will vest and be distributed at the end of ten years, at the end of the three year period following the award if certain earnings per share goals are met for that period, or upon a change in control at the discretion of the board of directors. Any dividends on the stock will be held by Salient and distributed when the stock vests. The aggregate value at the end of fiscal 1999 of the 80,500 shares of restricted stock held by Mr. Cobb was $563,500, $212,100 for the 30,300 shares held by Mr. Snyder and $212,100 for the 30,300 shares held by Mr. Hafer.

(2) Options cannot be exercised for at least two years from the date of grant. The exercise price is the fair market value of the stock on the date of grant.

(3) Includes: (a) for Mr. Cobb, Mr. Snyder and Mr. Hafer, Salient contributions of $11,200 to each of their accounts under Salient's Retirement Savings Plan and $2,523 to each of their accounts in Salient's Stock Purchase Program;
    (b) for Mr. Cobb, Mr. Snyder and Mr. Hafer, taxable expense reimbursements of $15,000, $10,000 and $10,000, respectively.

Stock Options.

     No stock options were granted to named executive officers during 1999.

Aggregated Option Exercises and Fiscal Year-End Option Value Table.

     The following table shows stock options exercised by named executive officers during 1999, including the aggregate value of any gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of outstanding stock options and the year-end price of Class A common stock.


             Aggregate Stock Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                  No. of Shares Covered by                     Value of
                                                     Unexercised Options                 In-The-Money Options
                                                      at Fiscal Year-End                 Fiscal Year-End ($) (1)
                                                ------------------------------        ----------------------------

                    Shares
                   Acquired         Value                            Not                                       Not
      Name        on Exercise      Realized       Exercisable     Exercisable (2)     Exercisable          Exercisable (2)
      ----        -----------      --------       -----------     ---------------     -----------          ---------------
T.  S.  Cobb           ----          ----           133,961            118,039            ----                  ----
T.  F.  Hafer          ----          ----            43,000             35,700            ----                  ----
P.  H.  Snyder         ----          ----            42,000             42,000            ----                  ----

_____________________

(1) Determined by deducting the exercise price from the December 31, 1999 market price of Salient's common stock.

(2) Future exercise is subject to continued employment by Salient for at least two years from the date the options were granted, subject to acceleration for retirement, death, total disability, or change in control. Upon the sale of either of our subsidiaries as proposed in this proxy statement, the vesting of these options will accelerate and the options will become exercisable. See "Compensation Aspects of Transactions."

Compensation Committee Interlocks and Insider Participation in Compensation Decisions.

     There were no Executive Development Committee interlocks during 1999.

Director Compensation.

     Each member of the board of directors, other than officers of Salient, receives an annual retainer of $18,000; committee chairmen receive an additional $5,000. Each such director also receives $1,000 for each committee or board meeting attended.

     In 1996, the board of directors adopted and the stockholders approved the Directors' Stock Option Plan. Under the terms of that plan, each non-employee board member may elect to receive stock options in lieu of all or a specified portion of his annual retainer to be earned during that year.

Performance Graph.

     In order to compare returns to Salient stockholders, Salient uses a peer group made up of all of the companies in the S&P Small Cap 600 Communications Equipment Companies Index, which emphasizes telecommunications equipment and contains several direct competitors of Salient's telecommunications subsidiaries.

     The following graph shows the cumulative total stockholder return on Salient's Class A common stock over the last five fiscal years as compared to the returns of the Nasdaq Stock Market Index and the peer group just described. The graph assumes $100 was invested on December 31, 1994, in each company involved and all dividends were reinvested.

             Comparison of Five Year Cumulative Total Return Among Salient, The Nasdaq Stock Market (U.S.) Index and a Peer Group

                                      Cumulative Total Return
                                      -----------------------

                              12/94    12/95    12/96    12/97     12/98    12/99
Salient                         100       93      107      100       74       57

Peer Group                      100      172      173      147      147      270

NASDAQ Stock Market (U.S.)      100      141      174      213      300      542


                      (PERFORMANCE GRAPH TO BE INSERTED)

                INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

Named Executive Officers.

     If approved, the sale of our subsidiaries proposed in this proxy statement will constitute a change in control under the benefit equalization plan and will result in the acceleration of payments under this plan to the named executive officers upon their termination of employment. If a change in control under the benefit equalization plan occurs in the third quarter of this year and Messrs. Hafer, Snyder and Cobb terminate employment with Salient immediately thereafter, they would become entitled to receive payments of $399,000, $399,000 and $524,000, respectively, under that plan.

     If approved, the sale of our subsidiaries proposed in this proxy statement would constitute a change in control, and would likely constitute good reason for termination, under our named executive officers' employment agreements. If the employment of the named executive officers is terminated by us without cause or for good reason within two years of the change in control, they would become entitled to non-compete payments, and, for Mr. Cobb, a severance payment. The amount of those payments, assuming no change in the executives' base salaries, for Messrs. Hafer, Snyder and Cobb would be at least $580,500, $594,000 and $2,047,500, respectively. In addition, if his employment is terminated by us without cause or for good reason within the two-year period following a change in control, each named executive officer would be entitled to continued benefits under our welfare benefit plans and programs, for two years after termination for Messrs. Hafer and Snyder and three years after termination for Mr. Cobb, and to certain outplacement services for 12 months. See "Compensation Aspects of Transactions."

     If both the special incentive plan and the sale of our subsidiaries proposed in this proxy statement are approved, the named executive officers will become eligible to receive sale bonus awards under the special incentive plan. If following the sale of our subsidiaries proposed in this proxy, we sell our remaining subsidiary and the named executive officers remain employed with us through the closing date of the sale of our third subsidiary, each of the named executive officers will receive a percentage of the sale bonus pool established under the plan. The amounts of the expected payments from the special incentive plan pool to Messrs. Hafer, Snyder and Cobb are shown in the table under proposal 4. These amounts are based on:

     . the expected proceeds from the sales of SAFCO and GAI-Tronics, as proposed in this proxy statement;
     . the estimated proceeds that could reasonably be expected to be received upon the sale of XEL and our other assets;
     . less the cost of meeting our remaining obligations in dissolution other than:
          -  state and federal taxes;
          -  the cost of the benefit equalization plan; and
          -  the cost of the special incentive plan.

     We believe that a large part of the payments to the named executive officers described above do not constitute "parachute payments" for purposes of
Section 280G of the Internal Revenue Code. However, the Internal Revenue Service could take a different view of these payments and conclude that such payments are parachute payments. If the IRS successfully challenges our position, we may be required to provide additional tax "gross-up" payments under the named executive officers' employment agreements. See "Compensation Aspects of Transactions."

Directors.

     If approved, the sale of our subsidiaries proposed in this proxy statement will constitute a change in control under our directors' stock option plan. Under the terms of that plan, a change in control will result in the acceleration of vesting of all outstanding options issued under the plan. Accordingly, the vesting of all stock options issued to the members of our board of directors who are not Salient employees will be accelerated, and all of those options will become exercisable, upon the sale of our subsidiaries.

PROPOSAL NO. 6:  APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR
                                FISCAL YEAR 2000

     The board of directors has selected the firm of Arthur Andersen LLP, independent accountants, to audit the accounts of Salient for fiscal year 2000 and requests that you ratify its selection. Although submission to stockholders of the appointment of the independent auditors is not required by law, the board of directors, in accordance with its long-standing policy of seeking annual stockholder ratification of the selection of auditors, believes it appropriate that such selection be ratified by the stockholders. Salient has been advised that neither Arthur Andersen LLP nor any of its partners has any material direct or indirect relationship with Salient or its subsidiaries.

     A representative from Arthur Andersen LLP will attend the meeting, have an opportunity to make a statement if so desired, and be available to respond to appropriate questions at the meeting.

     The board of directors recommends a vote FOR the ratification of the appointment of Arthur Andersen LLP as Salient's independent auditors for fiscal year 2000.


                             STOCKHOLDER PROPOSALS


     If a holder of Class B common stock has a proposal which he or she intends to present at the 2001 annual meeting, it must be received by Salient on or before March 2, 2001, in order to be considered for inclusion in Salient's proxy statement and proxy for such meeting. Stockholder proposals should be submitted to Thomas F. Hafer, Secretary of Salient, at Salient's principal executive offices, P.O. Box 1498, Reading, Pennsylvania 19603. In addition, the execution of a proxy solicited by Salient in connection with the 2001 Annual Meeting of Stockholders shall confer on the designated proxyholder discretionary voting authority to vote on any stockholder proposal which is not included in Salient's proxy materials for such meeting and for which Salient has received notice later than May 16, 2001, at the above listed address of its principal executive offices.

                                 OTHER MATTERS

     The board of directors does not intend to bring any other matter before the meeting and has not been informed of any other business which others may bring before the meeting. However, if any other matters should properly come before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may deem advisable.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. These materials contain additional information about us. You can read and copy these materials at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You may also call the SEC at 1-800-SEC-0330 for more information about the SEC's public reference rooms. Some of this information may also be accessed electronically through the SEC's Internet site at http://www.sec.gov. Reports, proxy statements, and other information concerning Salient may also be inspected at the offices of the National Association of Security Dealers, Inc., 1735 "K" Street, N.W., Washington, D.C. 20006.


     You should rely only on the information contained in this proxy statement. We have not authorized anyone to give any information different from the information contained in, or incorporated by reference into, this proxy statement. This proxy statement is dated June 30, 2000. You should not assume that the information contained in this proxy statement is accurate as of any later date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.


                                    By Order of the Board of Directors,


                                    Thomas F. Hafer
                                    Secretary

                                                                         Annex A


                           STOCK PURCHASE AGREEMENT

                           Dated as of June 6, 2000

                                    Between

                        SALIENT 3 COMMUNICATIONS, INC.

                                      And

                             HUBBELL INCORPORATED

                               Table of Contents

                                                                                                           Page
                                                                                                           ----
    ARTICLE I
REPRESENTATIONS OF SELLER.................................................................................... 2

1.  Representations of the Seller............................................................................ 2
      1.1    Existence and Good Standing of Company; Corporate Power......................................... 2
      1.2    Capital Stock................................................................................... 2
      1.3    Subsidiaries and Investments.................................................................... 3
      1.4    Financial Statements and No Material Changes.................................................... 3
      1.5    Books and Records............................................................................... 3
      1.6    Title to Properties; Encumbrances............................................................... 3
      1.7    Leases.......................................................................................... 4
      1.8    Material Contracts.............................................................................. 4
      1.9    Restrictive Documents........................................................................... 5
      1.10   Litigation...................................................................................... 5
      1.11   Taxes........................................................................................... 5
      1.12   Liabilities..................................................................................... 6
      1.13   Insurance....................................................................................... 6
      1.14   Intellectual Properties......................................................................... 6
      1.15   Compliance with Laws............................................................................ 7
      1.16   Working Capital; Accounts Receivable............................................................ 7
      1.17   Employment Relations............................................................................ 7
      1.18   Employee Benefit Plans.......................................................................... 8
      1.18A  UK Pension Arrangements.........................................................................10
      1.19   Bank Accounts...................................................................................13
      1.20   Environmental Matters...........................................................................13
      1.21   Powers of Attorney..............................................................................13
      1.22   Compensation of Employees.......................................................................13
      1.23   No Changes......................................................................................14
      1.24   Required Assets.................................................................................14
      1.25   Product Liability...............................................................................14
      1.26   Broker's of Finder's Fees.......................................................................14
      1.27   Year 2000 Problem...............................................................................14

    ARTICLE II
REPRESENTATIONS OF BUYER.....................................................................................15

2.  Representations of Buyer.................................................................................15
      2.1    Existence and Good Standing of Buyer: Corporate Power...........................................15
      2.2    Restrictive Documents...........................................................................15
      2.3    Broker's or Finder's Fees.......................................................................15

                                                                                                           Page
                                                                                                           ----
      2.4    Buyer's Intentions..............................................................................15
      2.5    Investment......................................................................................16

    ARTICLE III
SALE OF STOCK................................................................................................16
      3.1    Sale of Stock...................................................................................16
      3.2    Closing.........................................................................................16
      3.3    Price...........................................................................................16
      3.4    Complete Consideration..........................................................................18
      3.5    Operating Covenants of Seller...................................................................18
      3.6    Access and Investigation........................................................................18
      3.7    Shareholder Meeting; Preparation of Proxy Statement.............................................19
      3.8    No Solicitation.................................................................................19
      3.9    Non-Compete: Non-Solicitation...................................................................20
      3.10   Employee Benefits...............................................................................21

    ARTICLE IV
CONDITIONS TO OBLIGATIONS OF BUYER...........................................................................24
      4.1    Representations and Warranties True.............................................................24
      4.2    Performance of Obligations......................................................................24
      4.3    HSR Act.........................................................................................24
      4.4    Consents, Etc...................................................................................24
      4.5    Seller Stockholder Approval.....................................................................24
      4.6    Injunction......................................................................................24
      4.7    Mohnton Lease Arrangement.......................................................................24

    ARTICLE V
CONDITIONS TO SELLER'S OBLIGATIONS...........................................................................25
      5.1    Representations and Warranties True.............................................................25
      5.2    Performance of Obligations......................................................................25
      5.3    HSR Act.........................................................................................25
      5.4    Injunction......................................................................................25
      5.5    Seller Stockholder Approval.....................................................................26

    ARTICLE VI
TERMINATION..................................................................................................26
      6.1    Termination.....................................................................................26
      6.2    Survival........................................................................................27
      6.3    Expenses........................................................................................27

    ARTICLE VII
MISCELLANEOUS................................................................................................27
      7.1    Survival of Representations and Warranties......................................................27
      7.2    Indemnification by Seller.......................................................................27

                                                                                                           Page
                                                                                                           ----
      7.3    Indemnification by Buyer........................................................................28
      7.4    Third Party Claims..............................................................................29
      7.5    Tax Treatment of Indemnity Payments.............................................................29
      7.6    Post-Closing Tax Return.........................................................................29
      7.7    Tax Indemnification.............................................................................30
      7.8    Tax Matters.....................................................................................30
      7.9    Knowledge of Seller.............................................................................32
      7.10   Governing Law...................................................................................33
      7.11   "Person" Defined................................................................................33
      7.12   Captions........................................................................................33
      7.13   Publicity.......................................................................................33
      7.14   Confidentiality.................................................................................33
      7.15   Notices.........................................................................................33
      7.16   Parties in Interest.............................................................................34
      7.17   Counterparts....................................................................................34
      7.18   Entire Agreement................................................................................34
      7.19   Amendments......................................................................................34
      7.20   Severability....................................................................................34

                           STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT (the "Agreement") dated as of June 6, 2000, by and between Hubbell Incorporated, a Connecticut corporation (hereinafter referred to as the "Buyer"), and Salient 3 Communications, Inc., a Delaware corporation (hereinafter referred to as the "Seller"), a wholly owned subsidiary of which is the sole stockholder of GAI-Tronics Corporation, a Delaware corporation ("GAI-Tronics" and, together with its Subsidiaries (as hereinafter defined), the "Company").

                             W I T N E S S E T H:

          WHEREAS, Seller owns one hundred (100) shares (the "Stock") of common stock of GAI-Tronics, $.01 par value per share ("Common Stock"), constituting all of the issued and outstanding shares of capital stock of GAI-Tronics;

          WHEREAS, the Seller desires to sell, and Buyer desires to purchase, the Stock pursuant to the terms and conditions of this Agreement; and

          WHEREAS, it is the intention of the parties hereto that, upon consummation of the purchase and sale of the Stock pursuant to this Agreement, Buyer shall own all of the outstanding shares of capital stock of GAI-Tronics.

          WHEREAS, approval of this Agreement and the consummation of the transactions contemplated hereby requires the vote of the holders of a majority of the outstanding shares of Seller's Class B Common Stock, par value $1.00 per share (the "Seller Stockholder Approval");

          WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition of, and inducement to, Buyer's willingness to enter into this Agreement, Buyer and holders of Seller's issued and outstanding Class B Common Stock, par value $1.00 per share

("Class B Stock"), sufficient in amount to provide the Seller Stockholder Approval are entering into a voting agreement, dated as of the date hereof, in the form of Exhibit A hereto (the "Voting Agreement"), pursuant to which such stockholders are agreeing, among other things, to vote their shares in favor of this Agreement.

          NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND CONDITIONS HEREIN CONTAINED, AND INTENDING TO BE LEGALLY BOUND HEREBY, THE PARTIES AGREE AS
FOLLOWS:

                                   ARTICLE I

                           REPRESENTATIONS OF SELLER

     1.  Representations of the Seller.  Seller represents and warrants to
         -----------------------------
Buyer as follows:

          1.1  Existence and Good Standing of Company; Corporate Power.  Each of
               -------------------------------------------------------
Seller, GAI-Tronics and each of the Subsidiaries (as hereafter defined) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business in, and in good standing in, every jurisdiction in which the character or location of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to so qualify does not have a material adverse effect on the assets, condition (financial or otherwise), business, operations, results of operations or prospects of Company or the ability of Seller or Company to consummate the transactions contemplated by this Agreement (each a "Material Adverse Effect"). Each of Seller, GAI-Tronics and each of the Subsidiaries has the corporate power to own its property and to carry on its business as such business is currently being conducted. Seller has the corporate power and authority to make, execute, deliver and perform this Agreement, and this Agreement has been duly executed by a duly authorized officer of

Seller. Subject to the Seller Stockholder Approval, this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all required corporate action of Seller and this Agreement constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms. The Seller Stockholder Approval is not contingent upon, or subject to, approval by stockholders of any other transaction or series of transactions. Except as set forth in Section 1.1 of the Disclosure Schedule delivered by Seller to Buyer simultaneously with the execution and delivery of this Agreement (the "Disclosure Schedule"), neither Seller nor Company is or will be required to give any notice to, make any filing with or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of this Agreement. Seller has taken all such action, if any, required under the terms of the Rights Agreement dated as of November 8, 1996 between Seller and Harris Trust and Savings Bank to render the provisions of such agreement inapplicable to the transactions contemplated by this Agreement.

          1.2  Capital Stock.  GAI-Tronics' authorized capital stock consists of
               -------------
one hundred (100) shares of Common Stock, of which all shares (constituting the Stock) are issued and outstanding. No shares of Common Stock are held in the treasury of GAI-Tronics. The Stock has been duly authorized and validly issued, and is fully paid and nonassessable. Seller is the sole record and beneficial owner of the Stock, free and clear of all liens, claims, security interests, encumbrances and charges of any nature whatsoever (collectively, "Liens"). Upon transfer from Seller in accordance with the provisions of this Agreement, Buyer will obtain good and marketable title to the Stock, free and clear of all Liens. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character providing for the purchase, issuance or sale of any shares of Common Stock.

          1.3  Subsidiaries and Investments.  GAI-Tronics does not own any
               ----------------------------
equity interests in any person, except the subsidiaries of GAI-Tronics as set forth in Section 1.3 of the Disclosure Schedule, (the "Subsidiaries"). Except as set forth in Section 1.3 of the Disclosure Schedule: (i) all of the outstanding capital stock or other equity interests of each Subsidiary of GAI-Tronics is owned of record and beneficially by GAI-Tronics or one or more wholly owned Subsidiaries, free and clear of all Liens; and (ii) there are no outstanding options, warrants, rights, calls, commitments, conversion rights, or exchange or other agreements of any character providing for the purchase, issuance or sale of any capital stock or other equity interests of any Subsidiary.

          1.4  Financial Statements and No Material Changes.  Seller has
               --------------------------------------------
heretofore furnished Buyer with the financial information described on Section
1.4 (a) of the Disclosure Schedule, including the balance sheet of Company (the "Balance Sheet") as of March 31, 2000 (the "Balance Sheet Date") and the statement of operations for the three (3) month period ended March 31, 2000 (the "Statement of Operations" and, together with the Balance Sheet, the "Financial Statements"). The Financial Statements (i) have been prepared based on books and records of Company on a consistent basis throughout the period covered thereby,
(ii) except as expressly disclosed in Section 1.4 (a) of the Disclosure Schedule, have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") applied on a consistent basis throughout the period covered thereby and (iii) except as expressly disclosed in
Section 1.4 (a) of the Disclosure Schedule, present fairly in all material respects the financial condition of Company as of March 31, 2000 and the results of its operations for the three (3) month period ended March 31, 2000. The Balance Sheet has been adjusted for the items noted in Section 3.3 of the Disclosure Schedule, which adjustments shall be utilized in determining Net Worth of the Company. Since March 31, 2000 there has been no material adverse change in the assets, condition (financial or otherwise), business, operations, results of operations or prospects of Company (it being understood that the reductions in forecasted bookings and performance of Company reflected in the documents comprising Section 1.4(b) of the Disclosure Schedule shall not be construed as a material adverse change for purposes of the foregoing).

          1.5  Books and Records.  The minute books of Company, as previously
               -----------------
made available to Buyer and its representatives, contain accurate records of all meetings of, and corporate actions or written consents by, the stockholders and boards of directors of GAI-Tronics and the Subsidiaries to the date hereof. Company does not have any of its respective records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Company.

          1.6  Title to Properties; Encumbrances.  Except as set forth in
               ---------------------------------
Section 1.6 of the Disclosure Schedule and except for properties and assets either reflected in the Balance Sheet or acquired since the Balance Sheet Date which may have been sold or otherwise disposed of in the ordinary course of business, Company has good, valid and marketable title to, or valid leasehold interests in, all of its properties and assets (personal, tangible and intangible) subject to no Lien, except for (i) Liens consisting of zoning or planning restrictions, easements, permits or other restrictions or limitations on the use of real property or irregularities in title thereto which do not, individually or in the aggregate, materially detract from the value of, or impair the use of, such property by Company in the operation of its business, and (ii) Liens for current taxes, assessments or government charges or levies on property not yet due and delinquent. Company owns no real property.

          1.7  Leases.  Section 1.7 of the Disclosure Schedule contains an
               ------
accurate and complete listing of all leases of real property used by Company for manufacturing or distribution purposes and all other material leases for property, real or personal, and equipment to which Company is a party (as lessee or lessor). Each lease set forth in Section 1.7 of the Disclosure Schedule is in full force and effect and all rents due and payable on each such lease have been paid; in each case the lessee is in peaceable possession and is not in material default thereunder and no waiver, indulgence or postponement of the lessee's obligation thereunder has been granted by the lessor; and there exists no event of default or event, occurrence, condition or act (including the purchase of the Stock hereunder) which, with the giving of notice, the lapse of time, or the happening of any further event or condition, would become a default under such lease. Company has not violated any of the terms or conditions under any such lease in any material respect, and, to Seller's knowledge, all of the covenants to be performed by any other party under any such lease have been performed in all material respects. The property leased by Company is in a state of operational maintenance and repair and is adequate and suitable for the purposes for which it is presently being used.

          1.8  Material Contracts.  Except as set forth in Section 1.8 of the
               ------------------
Disclosure Schedule or Section 1.18 of the Disclosure Schedule, Company does not have and neither Company nor any of Company's assets is bound by (a) any contract or commitment relating to the employment of any person by Company (other than contracts or commitments that may be terminated by Company without penalty on less than 30 days' notice) or any bonus, deferred compensation, pension, annuity, superannuation, profit or revenue sharing, stock option, employee stock purchase, retirement, or other employee benefit or welfare plan, scheme or arrangement (including, without limitation, any thereof relating to death, sickness, accident or disability), (b) any agreement, indenture or other instrument which provides for the borrowing of money or contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock, (c) any contract, or commitment relating to capital expenditures,
(d) any loan or advance to, or investment in, any other person (including, but not limited to, officers and directors of Company) or any contract or commitment relating to the making of any such loan, advance or investment, (e) any guarantee or other contingent liability in respect of any indebtedness or obligation of any other person (other than the endorsement of negotiable instruments for collection in the ordinary course of business), (f) any management, service, consulting or other similar type contract (excluding consulting subcontracts which do not contractually obligate Company to use such consultants' services), (g) any contract or commitment limiting the freedom of Company to engage in any line of business or to compete with any person or in any geographic area, (h) any contract or commitment with respect to the purchase of goods or services involving expenditures exceeding $50,000, (i) any other contract or commitment with respect to the sale of goods or services involving receipts exceeding $100,000, (j) any contract or commitment with distributors (other than contracts or commitments that may be terminated by Company without penalty on less than 30 days' notice), (k) any contract or commitment with Seller or any of Seller's other affiliates or (l) any other contract or commitment not entered into in the ordinary course of business. Each contract or commitment set forth in Section 1.8 of the Disclosure Schedule or Section 1.18 of the Disclosure Schedule is in full force and effect and there exists no event of default by Company (or, to Seller's knowledge, any other party thereto) or event, occurrence, condition or act (including the purchase of the Stock hereunder) which, with or without the giving of notice, the lapse of time, or the happening of any further event or condition, would become a default or event of default thereunder by Company (or, to Seller's knowledge, any other party thereto) or give rise to any right of termination, modification or acceleration of performance thereunder. Company is not in violation of any of the terms or conditions of any contract or agreement set forth in Section 1.8 of the Disclosure Schedule or Section 1.18 of the Disclosure Schedule in any material respect and there exists no known continuing liability on any past contract and/or agreement, and, to Seller's knowledge, all of the covenants and obligations to be performed by any other party thereto have been performed.

          1.9  Restrictive Documents.  Except as set forth in Section 1.9 of the
               ---------------------
Disclosure Schedule, Company is not subject to any Lien, lease, license, permit, contract, instrument, order, judgment or decree which would prevent or materially restrict the continued operation by Buyer of the business of Company after the date hereof on substantially the same basis as heretofore operated.

          1.10 Litigation.  Except as set forth in  Section 1.10 of the
               ----------
Disclosure Schedule, there is no action, suit, proceeding at law or in equity by any person, or any administrative or other proceeding by or before any governmental or other instrumentality or agency, pending against or, to Seller's knowledge, threatened against or affecting Company or any of its properties or rights. Except as set forth in Section 1.10 of the Disclosure Schedule, neither Company nor any of its properties is subject to any judgment, order or decree entered in any lawsuit or proceeding.

          1.11 Taxes.  Except as set forth in  Section 1.11 of the Disclosure
               -----
Schedule, Company has filed or caused to be filed, within the time and within the manner prescribed by law, all federal, state, local and foreign tax returns and tax reports which are required to be filed by, or with respect to, Company. Such returns and reports are correct and complete and reflect accurately all liability for taxes of Company for the periods covered thereby. All federal, state, local and foreign income, profits, franchise, sales, use, transfer, occupancy, excise, property, employment, withholding and other taxes of whatever kind and assessments (including interest and penalties) whether or not disputed ("Taxes") payable by, or due from, Company have been fully paid and, with respect to tax periods for which tax returns are not yet due, Taxes have been adequately disclosed and fully provided for in Company's and/or Seller's financial statements. No examination by any governmental authority of any tax return of Company is currently in progress. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Company. The charges, accruals and reserves for Taxes due, or accrued but not yet due, relating to the income, properties or operations of the Company as reflected on the Company's and/or Seller's financial statements (including, without limitation, the Balance Sheet) are adequate to cover such Taxes. There are no agreements for the extension of the time for assessment of any Taxes relating to the income, properties or operations of the Company. All Taxes that the Company is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable. There are no Liens with respect to Taxes upon any of the assets or properties of the Company, other than with respect to Taxes not yet due and payable. The Company is not a party to, bound by or have any obligation under, any Tax sharing agreement or similar contract or arrangement that obligates it to make any payment computed by reference to the Taxes, taxable income or taxable losses of any other person. The Company (i) is not, and has not been, a member of an affiliated group filing a consolidated, combined, unitary or similar Tax Return (other than a group of which Seller is the common parent) and (ii) has no liability for Taxes of any other person under the Tax law or as a transferee or successor, by contract or otherwise. Buyer will not be required to deduct and withhold any amount pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code").

          1.12 Liabilities.  Except for liabilities set forth in Section 1.12 of
               -----------
the Disclosure Schedule or in the Balance Sheet, Company does not have any liabilities or indebtedness, fixed or contingent or otherwise, in excess of $100,000 in the aggregate, and Company is not in default in respect of the terms or conditions of any indebtedness.

          1.13 Insurance.  Set forth in Section 1.13 of the Disclosure Schedule
               ---------
is a complete list of insurance policies of Company or in which Company participates along with Seller's other subsidiary companies with respect to its business, properties or employees. Such policies are in full force and effect, all premiums required to be paid thereunder have been paid and the Seller has no knowledge of any actual or contemplated termination of any policy on the part of the insurance carriers.

          1.14 Intellectual Properties.  Except as set forth in Section 1.14 of
               ------------------------
the Disclosure Schedule, Company does not own, hold, or use any patents, patent rights, trademarks, trademark rights, trade names, trademark name rights, service marks, service mark rights, copyrights or other intellectual property rights, and is not a party to any license or other agreement concerning the same. All intellectual property set forth on Section 1.14 of the Disclosure
Schedule is valid, enforceable and unexpired, and has not been abandoned. No party to any license set forth on Section 1.14 of the Disclosure Schedule is, or is alleged to be, in breach or default thereunder. Company is not infringing, or otherwise acting adverse to, the right of any person under or in respect to, any patent, license, trademark, trade name, service mark, copyright or similar intangible right ("Intellectual Property"), nor is any person infringing or otherwise acting adverse to any Intellectual Property owned, held or used by Company, except in each case to the extent that any such infringement or adverse action, individually and in the aggregate, would not have a Material Adverse Effect.

          1.15 Compliance with Laws.  Company is in compliance in all respects
               --------------------
with applicable laws and regulations with respect to the procurement and performance of contracts with any federal, state, local or foreign government or any agency or agencies thereof, and is in compliance in all respects with all other applicable laws, regulations, orders, judgments and decrees, except in each case to the extent that noncompliance, individually and in the aggregate, would not have a Material Adverse Effect.

          1.16 Working Capital; Accounts Receivable.  Except as set forth in
               ------------------------------------
Section 1.16 of the Disclosure Schedule, the amount of all accounts receivable, work-in-process and other debts recorded in the records and books of account of Company as being due to Company (less the amount of any provision or reserve therefor made in the respective records and books of account of Company) are good and collectible or will be billable in full in the ordinary course of business in accordance with their terms and conditions; and none of such accounts receivable or other debts is subject to any counterclaim or set-off except to the extent of any such provision or reserve. Other than changes in the ordinary course of business, there has been no material adverse change in the amount of Company's working capital from that reflected in the Balance Sheet.

          1.17 Employment Relations.  Except to the extent that noncompliance,
               --------------------
individually and in the aggregate, would not have a Material Adverse Effect, Company is and has been for the last 6 months in compliance with all federal, state and other applicable laws (whether statutory or common law), domestic and foreign (including, without limitation, the laws of the United Kingdom and Italy), respecting employment and employment practices, terms and conditions of employment and wages and hours (and, in each case, related record keeping). Except set forth on Section 1.17 of the Disclosure Schedule, (a) there are no controversies or claims pending or, to the knowledge of Seller, threatened between Company and any of its employees, prospective employees, former employees, retirees or labor unions or other collective bargaining representatives representing their employees; (b) no unfair labor practice or other employment related complaints have been filed against Company, and Seller and Company and their respective affiliates have not received any notice or communication reflecting an intention or a threat to file any such complaint; (c) there is no labor strike (or industrial action short of a strike), dispute or trade dispute, slow-down or stoppage pending or, to the knowledge of Seller, threatened against Company and none has occurred since January 1, 1997 and neither Company nor any employers' or trade association of which Company is a member is a party to or otherwise adheres to any agreement or arrangement (whether or not legally binding) with a trade union or staff association in respect of any employee; (d) no representation petition is pending with the National Labor Relations Board (or any other labor relations board) in respect of any of Company's operations; (e) Company has paid in full to all of its employees when due all wages, salaries, commissions, bonuses, benefits, expenses and other compensation due to such employees or, if not yet due, adequate accruals therefor have been made in the books and records of Company; (f) no promises of benefit improvements under any Employee Benefit Plan have been made by Company or any affiliate thereof to any employee of Company; and (g) Company is in compliance with its obligations pursuant to the Worker Adjustment and Retraining Notification Act of 1988, and all other notification and bargaining obligations arising under any collective bargaining or recognition agreement, statute or otherwise. In addition to the provisions set out above, with respect to employees of Company employed in the United Kingdom, except as set forth in Section 1.17 of the Disclosure Schedule: (a) each such employee requiring one holds a valid work permit entitling such employee to work for Company for the period 2 years prior to Closing; (b) Company has not been a party or prospective party to a relevant transfer within the meaning of the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 1981 for the period of 2 years prior to Closing; (c) Company has not since 1 January 2000 dismissed any such employees by reason of redundancy or in circumstances to which Sections 188 to 194 of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 would apply;
(d) Company has not incurred and does not anticipate incurring any liability for breach or variation of any contract of employment or contract for services or for payment of any compensation for loss of employment or office or under any order or award made pursuant to the United Kingdom Employment Rights Act 1996 or for any redundancy pay, protective award or for any unlawful act of discrimination relating to such employees; and (e) none of such employees are subject to any current formal warning (verbal or written) under the disciplinary procedure for poor attendance or any other matter except for one employee who received a warning on 21 October, 1999.

          1.18  Employee Benefit Plans.
                ----------------------

                (a)  List of Plans.  Set forth in Section 1.18 of the Disclosure
                     -------------
Schedule is an accurate and complete list of all United States ("U.S.") and non-U.S. employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, multiemployer plans within the meaning of ERISA section 3(37), and an accurate and complete list of U.S. and non-U.S. stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, recognition, bonus, profit or revenue sharing, incentive, pension, deferred compensation and other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor), whether formal or informal, oral or written, legally binding or not, under which any present or former employee of Company ("Company Employee") has any current or future right to benefits and which is maintained or sponsored by the Seller or any affiliate thereof, including Company, or under which the Seller, Company or any affiliate of either has any present or future liability. All such plans, agreements, programs, policies and arrangements other than the UK Pension Scheme shall collectively be referred to as the "Employee Benefit Plans."

          (b)  Delivery of Documents.  With respect to each Employee Benefit
               ---------------------
Plan, the Seller has delivered to the Buyer a current, accurate and complete copy (or to the extent no such copy exists, an accurate description) thereof and, to the extent applicable: (i) any related trust agreement or other funding instrument; (ii) the most recent determination letter issued by the Internal Revenue Service ("IRS"); (iii) any summary plan description and other written communications (or a description of any oral communications) by the Seller or Company to Company Employees concerning the extent of the benefits provided under an Employee Benefit Plan; and (iv) for the two most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements, and (C) actuarial valuation reports.

          (c)  Status of Plans.  No Employee Benefit Plan (i) is subject to
               ---------------
Title IV of ERISA or to any minimum funding requirement of the Code, (ii) is a multiemployer plan within the meaning of ERISA section 3(37) and neither Company nor any of its affiliates or any member of their "Controlled Group" (defined as any organization which is a member of a controlled group of corporations within the meaning of Code sections 414(b), (c), (m) or (o)) has incurred any withdrawal liability under Title IV of ERISA or would be subject to such liability if, as of the Closing Date, Company, any of its affiliates or any member of their Controlled Group were to engage in a complete withdrawal (as defined in ERISA section 4203) or partial withdrawal (as defined in ERISA section 4205) from any such multiemployer plan; (iii) except as set forth on
Section 1.18 of the Disclosure Schedule, provides retiree welfare benefits and neither the Seller nor the Company has any obligation to provide any retiree welfare benefits to any Company Employee; or (iv) except as set forth on Section
1.18 of the Disclosure Schedule, exists that could result in the payment to any Company Employee of any money or other property or accelerate or provide any other rights or benefits to any Company Employee as a result of the transaction contemplated by this Agreement, whether or not such payment would constitute a parachute payment within the meaning of Code Section 280G.

          (d)  Contributions.  Full payment has been made of all amounts which
               -------------
Company is required, under applicable law or under any Employee Benefit Plan or any agreement relating to any Employee Benefit Plan to which Company is a party, to have paid as contributions thereto as of the date hereof. Company has made adequate provision for reserves in the Balance Sheet to meet any contributions that have not been made because they are not yet due under the terms of any Employee Benefit Plans or related agreements. Since the date of the last Balance Sheet, except as disclosed in Section 1.18 of the Disclosure Schedule, there has not been any (i) increase in the compensation or fringe benefits of any present or former director or officer of Company or any Company Employee (except for increases in salary or wages in the ordinary course of business consistent with past practice); (ii) grant of any severance or termination pay to any present or former director or officer of Company or any Company Employee;
(iii) loan or advance of money or other property by Company to any of its present or former directors or officers or to any Company Employee; or (iv) establishment, adoption, entrance into, amendment or termination of any Employee Benefit Plan.

          (e)  Tax Qualifications.  Each employee Benefit Plan intended to be
               ------------------
qualified under the Code (i) is so qualified and consistent with Section 1140 of the Tax Reduction Act of 1986 ("TRA 86") and Revenue Procedure 89-65, and the plan documents have been amended to conform to TRA 86 and the regulations and rules promulgated thereunder; (ii) has received a favorable determination letter as to its qualification; and (iii) nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification.

          (f)  Employee Benefit Compliance. (i)  Each Employee Benefit Plan has
               ---------------------------
been established and administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations; (ii) no event has occurred and no condition exists that would subject Company or any affiliate, either directly or by reason of their affiliation with any member of their Controlled Group, to any tax, fine, lien, penalty, or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations; (iii) for each Employee Benefit Plan with respect to which a Form 5500 is required to be filed, no material change has occurred with respect to the matters covered by the most recent Form since the date thereof; (iv) no "reportable event" (as such term is defined in ERISA section 4043), or "prohibited transaction" (as such term is defined in ERISA section 406 and Code section 4975) has occurred with respect to any Employee Benefit Plan, and (v) all awards, grants or bonuses made pursuant to any Employee Benefit Plan have been, or will be, fully deductible to Company notwithstanding the provisions of Section 162(m) of the Code and the regulations promulgated thereunder.

          (g)   Employee Benefit Claims. With respect to any Employee Benefit
                -----------------------
Plan, (i) other than routine claims for benefits in the ordinary course, no actions, suits, claims, administrative claims or proceedings, or audits are pending or threatened, (ii) no facts or circumstances exist that could give rise to any such actions, suits, claims, or administrative claims or proceedings, and
(iii) no plan is under administrative investigation by the Pension Benefit Guaranty Corporation, the Department of Labor or the IRS.

          1.18A UK Pension Arrangements
                -----------------------
          (a)   UK Arrangements.  Other than the GAI-Tronics Limited Pension
                ---------------
Scheme ("UK Pension Scheme"), Company is not nor has it been a party to any agreement or arrangement for the provision of pensions, allowances, lump sums or other like benefits on retirement, death or long term ill health for the benefit of any Company Employee in the United Kingdom ("UK Employee") or their dependants, nor has Company provided or promised to provide any ex-gratia pensions, lump sums or like benefits for any current or former UK Employee or their dependants. In particular, there is no obligation to pay contributions to any personal pension scheme within the meaning of Section 1 of the Pension Schemes Act 1993 in respect of any UK Employee.

          (b)   Documents.  With respect to the UK Pension Scheme, the Seller
                ---------
has provided to the Buyer full particulars, including true and complete copies of (i) the Trust deeds and rules and all other deeds; (ii) booklets and any subsequent announcements to scheme members; (iii) the latest finalized actuarial valuation together with any subsequent valuation in draft and any subsequent actuarial advice not included in such valuations; (iv) details of members, pensioners and deferred pensioners (including dates of birth, sex, entry and current salary, and pensionable salary and name of employer); (v) details of contributions by UK

Employees and Company in the last three years; (vi) scheme accounts and trustee reports for the last three years; (vii) evidence of UK Inland Revenue approval and the contracting-out certificate; and (viii) SSAP 24 disclosures in the employer's accounts for the last three years.

          (c)  Status of Arrangement.  The UK Pension Scheme is (i) approved by
               ---------------------
the Board of Inland Revenue for the purpose of Chapter I of Part XIV of the Income and Corporation Taxes Act 1988; (ii) established under irrevocable trusts; (iii) has been administered in accordance with the preservation requirements, the equal access requirements and the contracting-out requirements of the Pension Schemes Act 1993; (iv) has been administered in accordance with the provisions of the Pensions Act 1995 and all other applicable laws (including
Article 141 EC), regulations and requirements of any competent governmental body or regulatory authority and the trusts and rules of the UK Pension Scheme; (v) has not been the subject of any report of wrongdoing or irregularities to the Occupational Pensions Regulatory Authority nor are there any circumstances which would justify such a report; and (vi) has no investment in employer-related assets as defined in Section 40 of the Pensions Act 1995.

          (d)  Contributions and Funding.  With respect to the UK Pension
               -------------------------
Scheme: (i) there are no contributions which are due but unpaid and have remained unpaid for more than one month and in any event contributions have been paid which are at least equal to, and by the due date specified in, any schedule of contributions applicable under Section 58 of the Pensions Act 1995; (ii) it is sufficiently funded on an ongoing basis to secure at least the benefits accrued to Closing Date (other than those which are insured) and in addition is sufficiently funded to meet the minimum funding requirement as defined in
Section 56 of the Pensions Act 1995; (iii) all benefits (other than a refund of contributions with interest where appropriate) payable on the death of a UK Employee are fully insured by a policy with an insurance company and all premiums payable have been paid; (iv) since the last actuarial valuation no discretion has been exercised by Company which would have a material impact on the funding of the UK Pension Scheme; (v) no takeover protection provision will be triggered by the Closing; and (vi) no payment has been made out of the UK Pension Scheme to any participating employer.

          (e)  Claims.  Except as set forth in Section 1.18A of the Disclosure
               ------
Schedule, no claim has been threatened or made, or litigation commenced, against the trustees or administrator of the UK Pension Scheme or against Company or any other person whom Company is or may be liable to indemnify or compensate in respect of any matter arising out of or in connection with the UK Pension Scheme. To the knowledge of Seller, there are no circumstances which may give rise to any such claim or litigation. There are no unresolved disputes under the UK Pension Scheme's internal dispute resolution procedure.

          1.18B  Italy Employees.
                 ---------------

          (a) Section 1.18B of the Disclosure Schedule is a complete and accurate list of each employee of GAI-Tronics s.l.r. (the "Italy Employees"), and each such Italy Employee's related terms of employment, category of employment, qualifications, seniority, benefits granted, related information and other liabilities as of the date of this Agreement.

          (b) There are no other persons who have, or claim to have, any relationship with Company which could qualify said person as an Italy Employee according to the principles set by Italian Law or would otherwise entitle any person to collect from Company (or from Buyer as Company's successor) with respect to GAI-Tronics s.l.r. any wages, benefits, severance indemnities or any other sum of any nature.

          (c) All employment relationships of Company concerning former or present Italy Employees are governed by the applicable Italian national collective bargaining agreements and the Italy Employees have been granted economic conditions or indemnities which are in compliance with the applicable Italian national collective bargaining agreements, Italian law or with the normal Italian market salaries in the industry.

          (d) No special treatment of any kind has been granted in the past by Company to any of its former or present Italy Employees (other than the ones indicated in Section 1.18B of the Disclosure Schedule) nor has it executed specific and special agreements (including "contratti Aziendali") with any former or present Italy Employee or with trade unions and their representatives with respect to such employees.

          (e) No former Italy Employee has any right or claim towards Company concerning the termination or conclusion of his or her employment relationship with Company, whether or not a fixed term was inserted in any agreement between such employee and Company.

          (f) The Company has regularly paid the sales representatives (agenti, procacciatori d'affari) and has set aside the amount of money related to the indemnity in case of termination of contract of agency in application of Italian Law and Accordo Economico Colletivo with respect to GAI-Tronics s.l.r.

          (g) All consultancy or service agreements (professionalisti e collaboratori coordinati e continuativi) entered into by GAI-Tronics s.l.r. or by Company on behalf of or for the benefit of GAI-Tronics s.l.r. are valid, and binding agreements and such they will remain even after the Closing date.

          (h) The Company has fulfilled and will fulfill all its obligations under the above mentioned agreements.

          (i) The Company is in compliance with all obligations, whether relating to the compensation or to other aspects of employment including, but not limited to, severance indemnity, paid holidays and social security - i.e. INPS, INAIL, INPDAI, INPGI, ENPALS, ENASARCO with respect to former or present Italy Employees.

          1.19  Bank Accounts.  Set forth in Section 1.19 of the Disclosure
                -------------
Schedule is an accurate and complete list showing the name and address of each bank in which Company has an account or safe deposit box, the number of any such account or box and the names of all persons authorized to draw thereon or to have access thereto.

          1.20  Environmental Matters.  Except as set forth in Section 1.20 of
                ---------------------
the Disclosure Schedule, Company is, and at all times has been, in material compliance with, and has not been and is not in violation of or liable under, any Environmental Law. Company has no basis to expect, nor has Company or any other person for whose conduct Company may be held to be responsible received, any actual or threatened order, notice, or other communication from (i) any governmental body or private citizen acting or purporting to act in the public interest, or (ii) the current or prior owner or operator of any facilities, of any actual or potential violation or failure to comply with any Environmental Law, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health and Safety Liabilities with respect to any of the facilities or any other properties or assets (whether real, personal, or mixed) in which Company has had an interest, or with respect to any property or facility at or to which hazardous materials were generated, manufactured, refined, transferred, imported, used, or processed by Company, or any other person for whose conduct Company may be held responsible, or from, to, or at which hazardous materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received by Company, or any other person for whose conduct Company may be held responsible. The Seller has provided Buyer with copies of all environmental assessment or audit reports or other similar studies or analyses in the possession or control of the

Seller or Company or any of their subsidiaries, containing any material information relevant to Company.

          1.21  Powers of Attorney.  Set forth in Section 1.21 of the Disclosure
                ------------------
Schedule is an accurate and complete list of the names of all persons, if any, holding powers of attorney from Company and a summary statement of the terms thereof.

          1.22  Compensation of Employees.  Set forth in Section 1.22 of the
                -------------------------
Disclosure Schedule is an accurate and complete list of the names of all persons employed by Company on the date hereof and the amount of their current annualized compensation and no such person has given or received notice of the termination of his or her employment. Prior to Closing, Seller will provide Buyer with access to particulars for each director, officer and employee of GAI-Tronics Limited which are complete and accurate relating to his date of birth, job title, commencement of service and period of continuous service, notice period, normal hours of work, remuneration and other benefits (including holidays and overtime, profit share, commission and incentive payments) to be paid or provided (whether now or in the future) in cash or in kind, attendance and disciplinary records over the last 24 months and trade union membership.

          1.23  No Changes.  During the period since March 31, 2000, except as
                ----------
expressly contemplated hereby and as set forth in Section 1.23 of the Disclosure Schedule, Company has not (a) permitted any of its assets to be subjected to Lien, (b) sold, transferred or otherwise disposed of any assets other than in the ordinary course of business, (c) made any capital expenditure or commitment therefor in excess of $100,000, (d) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares, (e) increased its indebtedness for borrowed money or made any loan to any Person, (f) written off as uncollectible any notes or accounts receivable other than in the ordinary course of business consistent with past practice, (g) canceled or waived any claims or rights of substantial value, (h) made any change in any method of accounting or auditing practice, (i) made any amendment to, or exercised discretion in relation to, the UK Pension Scheme or taken any action to discontinue the UK Pension Scheme, or (j) agreed, whether or not in writing, to do any of the foregoing.

          1.24  Required Assets.  Except as expressly disclosed in Section 1.24
                ---------------
of the Disclosure Schedule, Company owns, free and clear of all Liens, all assets and property required to conduct its business as currently conducted. Except as expressly disclosed in Section 1.24 of the Disclosure Schedule, no goods or services required for the conduct of Company's business as currently conducted are provided to Company by Seller or any of Seller's other affiliates.

          1.25  Product Liability.  Except as expressly disclosed in Section
                -----------------
1.25 of the Disclosure Schedule, neither Company nor Seller has received written notice of any claim or threatened claim for product liability in connection with the business conducted by Company.

          1.26  Broker's of Finder's Fees.  Except for an amount to be paid by
                -------------------------
Seller to Robert W. Baird & Co. Incorporated ("Baird"), pursuant to an agreement between Seller and Robert W. Baird & Co., no agent, broker, person or firm acting on behalf of Seller or Company is, or will be, entitled to any commission or broker's or finder's fee from any of the parties hereto in connection with any of the transactions contemplated herein.

          1.27  Year 2000 Problem.  Except as set forth on Section 1.27 of the
                -----------------
Disclosure Schedule, (i) to date, all computer hardware, software, databases, systems and other computer and telecommunications equipment (collectively, "Systems") owned, held, and/or used by Company, and all products designed, manufactured, distributed or sold by Company

("Products"), have functioned and are and will continue to be fully operational, either on a stand-alone basis or by interacting or interoperating with third-party Systems, without error relating to the processing, calculating, comparing, sequencing or other use of date data (the foregoing ability, "Year 2000 Compliant"); (ii) for any Systems or Products that are not Year 2000 Compliant as of the Closing Date, Company expects such Systems and Products to be Year 2000 Compliant sufficiently promptly so as to avoid any disruption or harm to the business or operations of Company; and (iii) Company has performed all necessary due diligence, testing and repairs to ensure the accuracy of the statements in (i) and (ii) above.

                                  ARTICLE II

                           REPRESENTATIONS OF BUYER

           2.  Representations of Buyer.  Buyer represents and warrants to
               ------------------------
Seller as follows:

          2.1  Existence and Good Standing of Buyer: Corporate Power.  Buyer is
               -----------------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut and is duly qualified to do business in, and is in good standing in, every jurisdiction in which the character or location of the properties owned or leased by Buyer or the nature of its business makes such qualifications necessary, except where the failure to so qualify does not have a material adverse effect on the ability of Buyer to consummate the transactions contemplated by this Agreement. Buyer has the corporate power and authority to make, execute, deliver and perform this Agreement, and this Agreement has been validly executed by a duly authorized officer of Buyer, and this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all required corporate action as Buyer. This Agreement constitutes a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms. Except for the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), Buyer is not and will not be required to give any notice to, make any filing with or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of this Agreement.

          2.2  Restrictive Documents.  Buyer is not subject to any charter, by-
               ---------------------
law, mortgage, Lien, lease, license, permit, contract, instrument, order, judgment of decree, or any other restriction of any kind or character, which materially adversely affects the ability of Buyer to consummate the transactions contemplated by this Agreement.

          2.3  Broker's or Finder's Fees.  No agent, broker, person or firm
               -------------------------
acting on behalf of Buyer is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto in connection with any of the transactions contemplated herein.

          2.4  Buyer's Intentions.  It is Buyer's present intent to cause
               ------------------
Company to operate its business in a manner substantially equivalent to the manner in which it is currently being operated, either as a wholly-owned subsidiary, a division, group, or other unit of Buyer, and to cause Company to perform its contracts in accordance with their terms, it being agreed that the foregoing shall not be construed to limit Buyer's right to take such action as it deems necessary or appropriate, in its sole discretion, in light of facts and circumstances existing at or following the Closing.

          2.5  Investment.  Buyer represents that it has such knowledge and
               ----------
experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in Company, that it is capable of bearing the economic risks of such investment and that it is purchasing the Stock with no present intention of distributing or selling any of the Stock or any interest therein. Buyer agrees that any offer or disposition of the Stock or any interest therein by Seller will be effected in compliance with the Securities Act of 1933, as amended, and applicable state securities laws.



                                  ARTICLE III

                                 SALE OF STOCK

          3.1  Sale of Stock.  Subject to the terms and conditions herein
               -------------
stated, Seller agrees to sell, assign, transfer and deliver the Stock to Buyer on the Closing Date, and Buyer agrees to purchase the Stock from Seller on the Closing Date. The certificates representing the Stock will be duly endorsed in blank, or accompanied by stock powers duly endorsed in blank, by Seller transferring the same, with all necessary transfer tax and other revenue stamps, acquired at Seller's expense, affixed and canceled.

          3.2  Closing.  The closing of the transactions provided for in this
               -------
Agreement (the "Closing") shall be held at 10:00 a.m., local time, in the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10016, on the day which is the second business day after the date on which the conditions contained in Articles IV and V have been satisfied or waived or at such other time and place as Buyer and Seller may mutually agree (the "Closing Date").

          3.3  Price.
               -----

               (a) Purchase Price.  In consideration for the sale by Seller or
                   --------------
SGSI of all of the Stock, Buyer shall pay to Seller the aggregate amount of Forty Million Dollars ($40,000,000) (the "Base Purchase Price"), plus or minus a dollar-for-dollar adjustment (the "Purchase Price Adjustment"), equal to the amount by which the Net Worth of the Company as of the Closing Date (the "Closing Date Net Worth"), determined as provided in Section 3.3 of the

Disclosure Schedule, is more or less than $33,655,841. The Base Purchase Price, as adjusted for the Purchase Price Adjustment, is herein referred to as the "Purchase Price." At the Closing, Buyer shall pay to Seller an amount, in cash by wire transfer of immediately available funds to such account as Seller shall designate in writing not less than three business days prior to the Closing Date, equal to the Base Purchase Price, plus or minus the Estimated Purchase Price Adjustment (as defined below).

              (b) Estimated Purchase Price.  Not less than five business days
                  ------------------------
prior to the Closing, Seller shall prepare and deliver to Buyer a good faith estimate, in reasonable detail and certified as reasonable by the Chief Executive Officer or Chief Financial Officer of Seller, of the Purchase Price Adjustment (such amount being herein referred to as the "Estimated Purchase Price Adjustment"). The Estimated Purchase Price Adjustment shall be prepared as of the end of the most recently completed calendar month prior to the Closing Date, adjusted to give pro-forma effect to the Closing.

              (c) Post-Closing Adjustment.  (i)  Within ninety (90) days after
                  -----------------------
the Closing, Buyer will prepare or cause GAI-Tronics to prepare and deliver to Seller a proposed statement of the Closing Date Net Worth, together with a proposed calculation of the Purchase Price Adjustment (collectively, the "Proposed Closing Statement"), using the results of the Physical Count conducted in accordance with Section 3.6. The Proposed Closing Statement shall be as of the close of business immediately prior to the Closing Date, and shall not reflect any accounting changes resulting from the occurrence of the Closing or new accounting policies that may be adopted by Buyer. The Proposed Closing Statement shall fairly present the Net Worth of Company and shall be prepared in conformity with GAAP as applied in accordance with Section 3.3 of the Disclosure Schedule.

               (ii) Following delivery of the Proposed Closing Statement, Seller shall be entitled to reasonable access during normal business hours to the relevant records and working papers prepared by or for Buyer, if any, to aid in Seller's review of the Proposed Closing Statement (subject to execution of customary waivers, releases and indemnifications). If Seller believes that the Proposed Closing Statement has not been prepared in accordance with Section 3.3 of the Disclosure Schedule, it shall, within forty-five (45) days after receipt of the Proposed Closing Statement, give written notice (the "Seller's Objection") to Buyer, setting forth the basis of the Seller's Objection in reasonable detail and the adjustments to the Proposed Closing Statement which Seller believes should be made. Failure to notify Buyer shall constitute acceptance and approval of the Proposed Closing Statement. If Buyer agrees that any change proposed by Seller is appropriate, the change shall be made to the Proposed Closing Statement. If all or any portion of the proposed change is disputed by Buyer, then Seller and Buyer shall negotiate in good faith to resolve such dispute as expeditiously as possible. If, after a period of thirty (30) days following the date on which Seller gives Buyer notice of any such proposed change, any such proposed change still remains disputed, then Ernst & Young LLP or another nationally recognized accounting firm selected by Buyer or Seller (the "Neutral Accounting Firm"), shall be engaged to resolve any remaining disputes. The Neutral Accounting Firm shall determine, based solely on presentations by Seller and Buyer and not by independent review, only those issues still in dispute. In resolving any disputed item the Neutral Accounting Firm (x) shall be bound by the provisions of Section 3.3 of the Disclosure Schedule and (y) may not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party. The Neutral Accounting Firm's determination shall be made within thirty (30) days following the date on which the dispute is submitted, shall be set forth in a written statement delivered to Seller and Buyer that includes a definitive calculation of the Closing Date Net Worth, the Purchase Price Adjustment and the Purchase Price, and shall be final, binding and conclusive. The fees and any expenses of the Neutral Accounting Firm shall be shared equally by Seller and Buyer.

               (iii) If the Purchase Price, as finally determined in accordance with paragraph (ii) above, exceeds the amount paid by Buyer at the Closing, then Buyer shall deliver to Seller an amount in cash equal to such excess, together with interest thereon from the Closing Date to the date of payment at the "base rate" of First Union National Bank or any successor thereto from time to time announced in the City of New York (the "Applicable Rate"), by wire transfer of immediately available funds to such account as Seller previously shall have specified in writing to Buyer.

               (v) If the amount paid by Buyer at the Closing exceeds the Purchase Price, as finally determined in accordance with paragraph (ii) above, then Seller shall cause to be delivered to Buyer an amount in cash equal to such excess, together with interest thereon at the Applicable Rate, by wire transfer of immediately available funds to such account or accounts as Buyer previously shall have specified in writing to Seller.

          3.4  Complete Consideration.  The Purchase Price as determined in
               ----------------------
accordance with Section 3.3 herein is being paid as full and complete consideration for the sale and transfer of all of the Stock.

          3.5  Operating Covenants of Seller.  From the date hereof until the
               -----------------------------
Closing Date, Seller agrees to cause Company to conduct its business in the ordinary course consistent with past practice and to use its reasonable best efforts to preserve intact the business organization and relationships of Company with third parties. Without limiting the generality of the foregoing, Seller will not, and will not permit Company to, take any action that, if taken prior to the date of this Agreement, would be required to be disclosed in the Disclosure Schedule. In addition, Seller will not, and will not permit Company to, make or change any Tax election or change any method of accounting with respect to Taxes, file any amended Return, or settle or compromise any proceeding with respect to any material Tax liability.

          3.6  Access and Investigation.  Between the date of this Agreement and
               ------------------------
the Closing Date, Seller will (a) afford Buyer and its representatives reasonable access to the Company's personnel, properties (including subsurface testing), contracts, books and records, and other documents and data, (b) furnish Buyer and its representatives (at Buyer's cost) with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (c) furnish Buyer and its representatives with such additional financial, operating, and other data and information as Buyer may reasonably request. Without limiting the generality of the foregoing, Seller will conduct a physical count of the inventory at the Company's facilities located in Mohnton, Pennsylvania, Burton Upon Trent, England and Milan, Italy within five (5) business days prior to the Closing Date (the "Physical Count"). The Physical Count shall be conducted under the supervision of Arthur Andersen LLP and in accordance with reasonable instructions agreed to by both Seller and Buyer. Buyer or Buyer's representatives shall be entitled to observe the conduct of the Physical Count.

          3.7  Shareholder Meeting; Preparation of Proxy Statement. Seller shall
               ---------------------------------------------------
cause a meeting of its shareholders (the "Shareholder Meeting") to be duly called and held as soon as practicable after the date hereof for the purpose, among other things, of approving this Agreement and the consummation of the transactions contemplated hereby pursuant to Section 271 of the Delaware General Corporation Law. As promptly as practicable following the date hereof, Seller shall prepare and file with the Securities and Exchange Commission ("SEC") preliminary proxy materials (such proxy materials, and any amendments or supplements thereto, the "Proxy Statement"). The Proxy Statement shall comply as to form in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (the "Exchange Act") and the Delaware General Corporation Law. Seller shall, as promptly as possible after receipt thereof, provide copies of any written comments received from the SEC with respect to the Proxy Statement to Buyer and advise Buyer of any oral comments with respect to the Proxy Statement received from the SEC. Seller shall use its reasonable best efforts to cause the Proxy Statement to be mailed to Seller's shareholders as promptly as practicable. Seller shall (i) include in the Proxy Statement the recommendation of its Board of Directors that shareholders approve this Agreement and the consummation of the transactions contemplated hereby and (ii) use its reasonable best efforts to obtain the necessary vote in favor of the approval by its shareholders of this Agreement and the consummation of the transactions contemplated hereby. The Board of Directors of Seller shall not withdraw, amend, modify or materially qualify in a manner adverse to Buyer such recommendation (or announce publicly its intention to do so), except to the extent, and only to the extent, that, in the written opinion of counsel to Seller, the failure to do so would result in a breach of the fiduciary duties of the directors of Seller. At the time it is mailed to shareholders and at the date of the Shareholder Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          3.8  No Solicitation.  Neither Seller nor any of its subsidiaries,
               ---------------
including Company, shall (whether directly or indirectly through advisors, agents or other intermediaries), nor shall Seller or any of its subsidiaries (including Company) authorize or permit any of its or their officers, directors, agents, representatives or advisors to (a) solicit, initiate, encourage (including by way of furnishing information) or take any action knowingly to facilitate the submission of any inquiries, proposals or offers (whether or not in writing) from any person other than Buyer that constitute or may reasonably be expected to lead to, (i) any acquisition or purchase of any material amount of assets of Company (including through the formation of a joint venture) or of any equity securities of Company, (ii) any merger, consolidation, business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving Company or (iii) any other transaction the consummation of which would or would reasonably be expected to impede, interfere with, prevent or materially delay the transactions contemplated by this Agreement (any of the foregoing, a "Transaction Proposal"), or accept, agree to, approve or endorse any Transaction Proposal or (b) enter into or participate in any discussions or negotiations regarding any of the foregoing, or otherwise cooperate in any way with (including, without limitation, through the provision of nonpublic information), or knowingly assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing. If Seller or Company receives a Transaction Proposal, or a request for nonpublic information relating to Company or for access to the properties, books or records of Company by any person who is considering making or has made a Transaction

Proposal, it shall immediately inform Buyer orally and shall as promptly as practicable (and in any event within one day) inform Buyer in writing of the terms and conditions of such proposal and the identity of the person making it, forwarding a copy of any written communications relating thereto. Seller will immediately cease and cause its subsidiaries (including Company), and its and their officers, directors, agents, representatives and advisors, to cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and shall use its reasonable best efforts to cause any such parties in possession of confidential information about Company that was furnished by or on behalf of Seller or its subsidiaries (including Company) in connection with any of the foregoing to return or destroy all such information in the possession of any such party or in the possession of any agent or advisor of any such party. Seller agrees not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it or its subsidiaries (including Company) or any person acting on their behalf is a party. Seller shall ensure that the officers, directors and employees of Seller and its subsidiaries (including Company) are aware of and instructed and any investment banker or other advisor or representative retained by such party is aware of and instructed to comply with the restrictions described in this Section 3.8.

          3.9  Non-Compete:  Non-Solicitation.  (a) Seller agrees that, during
               ------------------------------
the period from the Closing Date to the third anniversary of the Closing Date, without the prior written consent of Buyer, (A) Seller and its affiliates will not, directly or indirectly, either as principal, manager, agent, consultant, officer, stockholder, partner, investor, lender or employee or in any other capacity, carry on, be engaged in or have any financial interest in, any business wich is in competition with the business of Company as conducted on the Closing Date and (B) Seller and its affiliates will not, on their own behalf or on behalf of any other person, directly or indirectly, solicit or offer employment to any person who has been employed by Company at any time during the 12 months immediately preceding such solicitation.

          (b) Seller agrees that this covenant not to compete or solicit is a reasonable covenant under the circumstances, and further agrees that if in the opinion of any court of competent jurisdiction such restraint is not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of this covenant as to the court shall appear not reasonable and to enforce the remainder of the covenant as so amended. Seller agrees that any breach of this covenant would irreparably injure Buyer. Accordingly, Seller agrees that Buyer may, in addition to pursuing any other remedies it may have in law or in equity, obtain an injunction against Seller and its affiliates from any court having jurisdiction over the matter restraining any further violation of this covenant by Seller or any of its affiliates.

          3.10 Employee Benefits.  (a) Effective as of the Closing Date, Company
               -----------------
Employees shall cease participation in all Employee Benefit Plans maintained for their benefit by Seller or any of its affiliates other than Company. Following the Closing, Buyer shall provide Company employees whose employment with Company continues following the Closing Date ("Continuing Employees") with base salary and overall employee benefits (excluding retiree welfare and insurance benefits) at a level comparable to other similarly situated employees within Buyer's controlled group, either, at the option of Buyer, by continuing to maintain one or more of the Employee Benefit Plans directly sponsored by Company or the UK Pension Scheme or through Buyer's benefit plans, programs, policies and arrangements, including its qualified retirement plan program.

          (b) Other than severance costs arising after the Closing with respect to employees who are terminated by Buyer after the Closing, any severance costs which arise in connection with a termination of any employee's employment occurring prior to Closing or in connection with the transactions contemplated herein shall be the sole responsibility of Seller, and Seller shall indemnify Buyer against any cost, loss, damage or expense suffered or incurred by reason of any proceeding, claim or demand for same by any employee or former employee except to the extent an accrual has been made with respect to any such liability and is reflected in the Closing Date Net Worth.

          (c) Except as otherwise provided in the letter dated the date hereof between Seller and Buyer or in the immediately preceding paragraph (b), all obligations under any severance, retention or sales bonus agreements with Company Employees shall be the sole responsibility of Buyer.

          (d) Each Continuing Employee will be given credit for all purposes (except for accrual of benefits under any defined benefit plans) for all service prior to the Closing Date with Company and its Affiliates (to the extent taken into account under similar plans, programs and arrangements in effect immediately prior to the Closing Date) under each employee benefit plan, program and arrangement maintained for his or her benefit on or after the Closing Date.

          (e) The Seller shall retain responsibility for and continue to pay all medical, life insurance, disability and other welfare plan expenses and benefits (a) for each Company Employee with respect to claims incurred by Company Employees or their covered dependents prior to the Closing Date under any welfare benefit plans sponsored or maintained by Seller or any affiliate other than Company and (b) for each current or former employee of Seller or any of its affiliates other than the Company ("Affiliated Employee") with respect to claims incurred by

Affiliated Employees or their covered dependents under any welfare benefit plans sponsored by Company, whether incurred prior to, on or following the Closing Date. However, notwithstanding any other provision of this Agreement, Seller shall retain responsibility for retiree welfare and insurance expenses and benefits for each Affiliated Employee and their covered dependents under any benefit plans sponsored by the Company. The Seller shall be responsible for all legally mandated continuation of health care coverage ("COBRA") for (a) any Company Employees and their covered dependents who participated in a plan maintained by the Seller or an affiliate other than Company and (b) any Affiliated Employees who participate or participated in a plan maintained by Company, and, in either case, who had or have a loss of health care coverage due to a qualifying event occurring on or prior to the Closing Date; provided,
                                                                 --------
however, that Buyer shall be responsible for all such coverage for former
-------
Company Employees and their covered dependents who participated in a plan maintained by the Company, whether the applicable event occurs prior to, on or after the Closing Date. Legally mandated health care coverage to which a Continuing Employee is entitled as a result of a qualifying event occurring on or after the Closing Date shall be the responsibility of Buyer.

          (f) With respect to any welfare benefit plans maintained by Buyer for the benefit of Continuing Employees on and after the Closing Date, Buyer shall
(i) cause there to be waived any pre-existing condition limitations, and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to, such employees with respect to similar plans maintained by the Seller (or any affiliate thereof) for their benefit immediately prior to the Closing Date.

          (g)  401 (k) Plan. Effective as of the Closing Date, the participation
               ------------
in the Salient 3 Communications, Inc. Retirement Savings Plan ("Salient 401(k)
                                                                --------------
Plan") of Continuing
----

Employees shall cease. All Company Employees who are participants in the Salient 401(k) Plan shall become fully vested in their account balances as of the Closing Date. Seller shall cause the trustee of the trust under the Salient 401(k) Plan to make distributions from the Salient 401(k) Plan to Company Employees as a bona fide distribution event under Section 401(k) of the Code. Continuing Employees shall have the option to retain their account balances under the Salient 401(k) Plan or to make an elective rollover of the balance of their account, including any notes evidencing loans thereunder, if so permitted, to the Hubbell Incorporated Employees' Savings and Investment Plan ("Hubbell
                                                                     -------
401(k) Plan") or to an Individual Retirement Account ("IRA") in accordance with
-----------
and to the extent permitted by Treasury Regulation 1.401(k)-1(d)(4) and 1.411(d)(4) Q&A 3(b) and the provisions of the Hubbell 401(k) Plan. Any such elective rollover shall be made in cash or in such other form as the trustee of the Hubbell 401(k) Plan or such IRA may accept, and, if so permitted by the receiving trust, may include any notes evidencing loans. Seller shall provide Buyer with all records and information as may be necessary or appropriate to carry out their respective obligations under this Section 3.10(g), including, in connection with the elective transfer of notes representing plan loans to participants, the assignment of such notes, and the provision by Seller of amortization schedules and other documents relating thereto. Prior to the Closing Date, Seller shall cause the Salient 401(k) Plan to be amended to permit such distribution of account balances, including loan balances, to Continuing Employees, in connection with the acquisition of the Company made pursuant to this Agreement, and Buyer shall cause the Hubbell 401(k) Plan to be amended to permit the assignment and rollover into the Hubbell 401(k) Plan of notes representing loans made to Continuing Employees under the Salient 401(k) Plan.

          (h) Nothing herein expressed or implied shall confer upon any of the Company Employees or Affiliated Employees or any employees of Buyer or any of its affiliates, any rights or remedies, including, without limitation, any right to employment, or continued employment for any specified period, of any nature or kind whatsoever under or by reason of the Agreement. For the avoidance of any doubt, no Company Employees or Affiliated Employees shall be entitled to any rights under the United Kingdom Contracts (Rights of Third Parties) Act 1999 by reason of this Agreement.

          (i) With respect to Company Employees outside of the United States, the parties will comply with the requirements of applicable law in a manner as consistent as practicable with the principles and covenants of the parties as specified herein.

          (j) Seller shall retain responsibility for all liabilities arising in connection with the Stock Purchase Program for Employees of Gilbert Associates, Inc. and its Subsidiaries and any other equity based plan or program sponsored or maintained by Seller or any affiliate for the benefit of employees of Seller controlled group and shall indemnify Buyer for any and all liabilities Buyer may incur as a result of the Seller's failure, for any reason, to satisfy its obligations under such plans or program.

          (k) Prior to Closing, Seller shall assume and take all liability for all cash payroll obligations with respect to former Company Employees.

          3.11 Voting Agreement. Seller agrees that, prior to the earlier of the
               ----------------
Closing or the termination of this Agreement pursuant to Section 6.1, it shall not: (a) exercise any rights it may have to vote, or restrict the voting of, any shares of Class B Stock identified in Attachment 1 to the Voting Agreement arising from a default under any Loan Agreement (as defined in the Voting Agreement); or (b) exercise any rights, including rights of foreclosure, it may have under any Loan Agreement that would cause any shares of Class B Stock to lose their voting or otherwise be unavailable to be voted as contemplated in the Voting Agreement.

          3.12 Reasonable Best Efforts.  Upon the terms and subject to the
               -----------------------
conditions set forth in this Agreement, each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, in the most expeditious manner practicable, the purchase of the Stock and the other transactions contemplated by this Agreement, including, without limitation, (a) obtaining all consents, approvals, waivers, licenses, permits or authorizations as are required to be obtained under any applicable law or regulation or from any governmental authorities or third parties in connection with the transactions contemplated by this Agreement, (b) defending any lawsuits or other proceedings challenging this Agreement and (c) accepting and delivering additional instruments necessary to consummate the transactions contemplated by this Agreement.


                                  ARTICLE IV

                      CONDITIONS TO OBLIGATIONS OF BUYER

          The obligation of Buyer to proceed with the Closing under this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, each of which may be waived by Buyer:

          4.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of Seller contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at the Closing Date as though made at such time and, at the Closing, Seller shall have executed and delivered to Buyer a certificate to that effect.

          4.2  Performance of Obligations.  The obligations of Seller to be
               --------------------------
performed before the Closing Date pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and, at the Closing, Seller shall have executed and delivered to Buyer a certificate to that effect.

          4.3  HSR Act.  The HSR Act shall have been fully complied with
               -------
(including, without limitation, compliance with the information furnishing and waiting period requirements thereof).

          4.4  Consents, Etc. All notices, filings and consents disclosed in
               -------------
Section 1.1 of the Disclosure Schedule shall have been duly given, made or obtained and all such consents shall be in full force and effect.

          4.5  Seller Stockholder Approval. The Seller Stockholder Approval
               ---------------------------
shall have been obtained and be in full force and effect.

          4.6  Injunction. On the Closing Date there shall be no injunction,
               ----------
writ, preliminary injunction or other order in effect of any nature issued by a court or governmental authority having jurisdiction that prohibits or restrains or restricts in any material respect the consummation of the transactions contemplated hereby.

          4.7  Mohnton Lease Arrangement.  (a) SJS-GTC, L.P. (the "Landlord")
               -------------------------
and GAI-Tronics shall have entered into an amendment or supplement, in form and substance reasonably satisfactory to Buyer, to the Lease Agreement dated as of December 10, 1999 (the "Lease Agreement"), providing for: the Landlord's consent to the transactions contemplated by this Agreement.

          (b) Buyer, Seller and the Landlord shall have entered into an amendment or supplement to the Guaranty (as defined in the Lease Agreement), in form and substance reasonably satisfactory to Buyer, providing for the substitution of Buyer's guarantee for the guarantee of Seller thereunder.

          4.8  Audited Balance Sheet.  Seller shall have provided Buyer with an
               ---------------------
audited consolidated balance sheet of Company as of December 31, 1999, together with an unqualified report thereon (unless such qualification relates solely to liabilities which have been assumed by Seller) of Arthur Andersen LLP and such audited balance sheet shall not reflect a net worth of the Company (determined on a basis consistent with Section 3.3 of the Disclosure Schedule) that is less than $31,276,190 which represents 95% of the unaudited net worth at December 31, 1999. Audit adjustments relating to liabilities assumed by Seller will not be included in the 5% variance calculation.


                                   ARTICLE V

                      CONDITIONS TO SELLER'S OBLIGATIONS

          The obligation of Seller to proceed with the Closing under this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, each of which may be waived by Seller:

          5.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of Buyer contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at the Closing Date as though made at such time and, at the Closing, Buyer shall have delivered to the Seller a certificate to that effect.

          5.2  Performance of Obligations.  The obligations of Buyer to be
               --------------------------
performed before the Closing Date pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and, at the Closing, Buyer shall have delivered to Seller a certificate to that effect.

          5.3  HSR Act.  The HSR Act shall have been fully complied with
               -------
(including, without limitation, compliance with the information furnishing and waiting period requirements thereof).

          5.4  Injunction.  On the Closing Date there shall be no injunction,
               ----------
writ, preliminary injunction or other order in effect of any nature issued by a court or governmental authority having jurisdiction that prohibits or restrains or restricts in any material respect the consummation of the transactions contemplated hereby.

          5.5  Seller Stockholder Approval.  The Seller Stockholder Approval
               ---------------------------
shall have been obtained and be in full force and effect.


                                  ARTICLE VI

                                  TERMINATION

           6.1 Termination.  This Agreement may be terminated prior to the
               -----------
Closing as follows:

          (a) at the election of Buyer, if Seller has breached in any material respect any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured within 30 days following notice thereof from Buyer;

          (b) at the election of Seller, if Buyer has breached in any material respect any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured within 30 days following notice thereof from Seller;

          (c) by either Seller or Buyer if any court of governmental authority having jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable;

          (d) by Buyer if the Closing Date has not occurred on or before August 31, 2000, unless the failure of the Closing to occur is attributable to the breach by Buyer of any of its representations, warranties, covenants or agreements contained in this Agreement;

          (e) by either Seller or Buyer if, at the Shareholder Meeting, the shareholders of Seller fail to approve this Agreement and the consummation of the transactions contemplated hereby;

          (f) by Seller if the Closing Date has not occurred on or before the later of August 31, 2000 and the date of the Shareholder Meeting, unless the failure of the Closing to occur is attributable to the breach by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement; and

          (g) by mutual written consent of Buyer and Seller.

If this Agreement so terminates, it shall become null and void and have no further force and effect, except as provided in Section 6.2.

          6.2  Survival.  If this Agreement is validly terminated pursuant to
               --------
Section 6.1 and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect; provided, however, that if Buyer terminates this Agreement because any of the conditions contained in Section 4.1 or Section 4.2 have not been satisfied, or if Seller terminates this Agreement because any of the conditions contained in Section 5.1 or Section 5.2 have not been satisfied, then the terminating party shall have the right to pursue all of its legal remedies for breach of contract and damages; provided further that if this Agreement is validly terminated pursuant to Section 6.1 and the transactions contemplated hereby are not consummated as described above, Buyer agrees to keep confidential and not to use certain information obtained by it from Seller or Company and to return documents and copies thereof to Seller and Company, and the provisions of this Section 6.2 and
Section 6.3 relating to responsibility for expenses shall survive. No party hereto shall have any liability to any other party in respect of a valid termination of this Agreement pursuant to Section 6.1 except to the extent set forth above.

          6.3  Expenses.  (a)  Whether or not the Closing occurs, subject to the
               --------
right of a non-defaulting party to recover damages, costs and expenses from a defaulting party pursuant to Section 6.2, all costs and expenses incurred in connection with this Agreement shall be paid by the person incurring such expenses, i.e., by Buyer if incurred by Buyer and by Seller if incurred by Seller or Company.

                                  ARTICLE VII

                                 MISCELLANEOUS

          7.1  Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties shall survive the Closing for 12 months after the Closing Date; provided that the representations and warranties contained in Sections 1.1,1.2,1.3 and 2.1 shall survive the Closing without limitation as to time, and the representations and warranties with respect to taxes shall survive the Closing until the expiration of the thirty day period following the expiration of the applicable statute of limitations.

           7.2      Indemnification by Seller.
                    -------------------------

          (a) Indemnity.  Seller agrees to indemnify, defend and hold harmless
              ---------
Buyer, its affiliates and their respective shareholders, directors, officers, partners, employees, agents, successors and assigns (each, a "Buyer Indemnified Party"), from and against all losses, damages, liabilities, deficiencies or obligations, including, without limitation, all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including, without limitation, settlement costs and reasonable legal fees) (collectively, "Losses") to which they may become subject arising out of: (i) any and all breaches of a representation or warranty of Seller contained herein or in documents required to be delivered hereunder and (ii) the nonperformance or breach of any covenants or agreements of Seller contained herein.

          (b) Payment.  Any obligations of Seller under the provisions of this
              -------
Section 7.2 shall be paid promptly to a Buyer Indemnified Party by Seller and shall represent a retroactive adjustment to the purchase price of the Stock. The amount of such payment (and adjustment) shall be equal to the amount of the Loss incurred by a Buyer Indemnified Party on account of the matter for which indemnification is required hereunder. Seller shall bear all costs and expenses (including reasonable attorney's fees) incurred by Buyer Indemnified Parties, in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 7.2.

          (c) Limitations.  Notwithstanding anything contained herein to the
              -----------
contrary, the indemnification provided in Section 7.2(a)(i) above shall not apply unless the aggregate of all amounts subject to indemnification under
Section 7.2(a)(i) exceeds $500,000 (after which it shall apply to all Losses above such amount). In any event, the maximum amount that Seller will be required to pay under Section 7.2(a)(i) in respect of all claims by Buyer Indemnified Parties thereunder shall not exceed $20,000,000. No claim for indemnification under Section 7.2(a)(i) may be made by any Buyer Indemnified Party in respect of any representation or warranty following the expiration of the applicable survival period, if any, specified with respect to such representation or warranty in Section 7.1.

          (d)  Sole Remedy.  Buyer agrees that, following the Closing, its sole
               -----------
and exclusive remedy for damages, in the absence of fraud by Seller, will be the indemnification provided for in this Agreement.

           7.3 Indemnification by Buyer.
               ------------------------

          (a)  Indemnity.  Buyer agrees to indemnify, defend and hold harmless
               ---------
Seller and its affiliates and its shareholders, partners, directors, officers, employees, agents, successors and assigns (each, a "Seller Indemnified Party"), from and against all Losses to which they may become subject arising out of:
(i) any and all breaches of a representation or warranty of Buyer contained herein or in documents required to be delivered hereunder and (ii) the nonperformance or breach of any covenants or agreements of Buyer contained herein.

          (b)  Payment.  Any obligations of Buyer under the provisions of this
               -------
Section 7.3 shall be paid promptly to a Seller Indemnified Party by Buyer and shall represent a retroactive adjustment to the purchase price of the stock. The amount of such payment (and adjustment) shall be equal to the amount of the Loss incurred by Seller Indemnified Party on account of the matter for which indemnification is required hereunder. Buyer shall bear all costs and expenses (including reasonable attorney fees) incurred by Seller Indemnified Parties, in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 7.3.

          (c)  Limitations.  Notwithstanding anything contained herein to the
               -----------
contrary, the indemnification provided in Section 7.3(a)(i) above shall not apply unless the aggregate of all amounts subject to indemnification under Section 7.3(a)(i) exceeds $500,000 (after which it shall apply to all Losses above such amount). In any event, the maximum amount that Buyer will be required to pay under Section 7.3(a)(i) in respect of all claims by all Seller Indemnified Parties thereunder shall not exceed $20,000,000. No claim for indemnification under Section 7.3(a)(i) may be made by any Seller Indemnified Party in respect of any representation or warranty following the expiration of the applicable survival period, if any, specified with respect to such representation or warranty in Section 7.1.

          (d)  Sole Remedy. Seller agrees that, following the Closing, its sole
               -----------
and exclusive remedy for damages, in the absence of fraud by Buyer, will be the indemnification provided for in this Agreement.

          7.4  Third Party Claims.  If any claim ("Asserted Claim") covered by
               ------------------
the foregoing indemnities is asserted against any indemnified party ("Indemnitee"), it shall be a condition to the obligations under this Article 7 that the Indemnitee shall promptly give the indemnifying party ("Indemnitor") notice thereof in accordance with Section 7.15 is provided that the failure to give such notice shall not affect the Indemnitor's obligation to indemnify as set forth in this Agreement, unless, and then only to the extent, the Indemnitor's ability to contest, defend or settle with respect to such Asserted Claim is thereby prejudiced. The Indemnitee shall give Indemnitor an opportunity to control negotiations toward resolution of such Asserted Claim at the Indemnitor's expense without the necessity of litigation, and, if litigation ensues, to defend the same with counsel reasonably acceptable to Indemnitee, at Indemnitor's expense, and the Indemnitee shall extend reasonable cooperation in connection with such defense. If the Indemnitor fails or is not eligible to assume control of the negotiations prior to litigation or to defend such action within a reasonable time, Indemnitee shall be entitled to assume control of such negotiations or defense of such action, and Indemnitor shall be liable to the Indemnitee for its expenses reasonably incurred in connection therewith. Neither Indemnitor nor Indemnitee shall settle, compromise, or make any other disposition of any Asserted Claims, which would or might result in any liability to, or damage or harm to the business of, Indemnitee or Indemnitor, respectively, under this Article 7 without the written consent of Indemnitee or Indemnitor, respectively, which shall not be unreasonably withheld.

          7.5  Tax Treatment of Indemnity Payments.  The parties agree that any
               -----------------------------------
indemnity payments made under this Agreement will be treated by the parties on their Tax Returns as an adjustment to the purchase price.

          7.6  Post-Closing Tax Return.  All income and franchise tax returns or
               -----------------------
reports for periods ending prior to and including the Closing Date shall be filed under the direction of the Seller and the Seller shall pay, and shall hold Buyer, its affiliates and Company harmless from any such tax liability relating to such returns and reports to the extent such liability exceeds the amount of accrued income and franchise tax (other than deferred taxes reflecting the difference between book and tax bases in assets and liabilities) causing a reduction in the Closing Date Net Worth as defined in Section 3.3 of the Disclosure Schedule.

          In order to facilitate this process, Buyer will make Company's financial and other records for such periods available to Seller or its representatives during normal business hours and when requested will make employees of the Company or Buyer available on a mutually convenient basis to provide additional information and explanation of such records.

          Any overpayments of income or franchise tax relating to periods ending prior to and including the Closing Date shall be refunded to Seller to the extent such overpayment is not included in the computation of Closing Date Net Worth as defined in Section 3.3 of the

Disclosure Schedule. Buyer and Company shall execute all documents and take all actions reasonably necessary to facilitate Seller's receipt and negotiation of checks refunding such tax overpayments.

          7.7  Tax Indemnification.  (a)  Seller shall be responsible for, shall
               -------------------
pay or cause to be paid, and shall indemnify and hold harmless Buyer and Company from and against any and all Losses with respect to Taxes for or in respect of each of the following:

               (i) Any and all Taxes with respect to any taxable period or a portion thereof, of Company (or any predecessor) ending on or before the Closing Date to the extent such taxes are not reflected as a liability in determining the Closing Date Net Worth (other than deferred taxes reflecting the difference between book and tax bases in assets and liabilities) as defined in Section 3.3 of the Disclosure Schedule;

               (ii) With respect to any and all Taxes of any member of a consolidated combined or unitary group of which Company (or any predecessor) is or was a member on or prior to the Closing Date by reason of the liability of the Company pursuant to Treasury Regulation Section 1.1502-6(a) (or any analogous or similar state, local or foreign law or regulation), as a transferee or successor, by Contract, or otherwise;

               (iii) Any Taxes arising out of a breach of the representations and warranties contained in Section 1.11; and

               (iv) Any payments required to be made after the Closing Date under any Tax Sharing, Tax indemnity, Tax allocation or similar Contracts (whether or not written) to which Company was obligated, or was a party, on or prior to the Closing Date.

           7.8 Tax Matters.
               -----------

          (i) Seller and Buyer shall, to the extent permitted by applicable law, elect with the relevant taxing authority to close the taxable period of the Company at the end of the day on the Closing Date. In any case where applicable law does not permit the Company to close its taxable year on the Closing Date, then Taxes attributable to the taxable period of the Company beginning before and ending after the Closing Date will be apportioned on the basis of elapsed days unless such Tax is transaction based (such as sales, transfer and other similar Taxes) in which case such Tax shall be apportioned to the period in which the related transaction occurred/occurs.

          (ii) In any case where Tax Returns, other than income and franchise tax returns or reports for periods ending prior to and including the Closing Date, are due after the Closing Date, the Buyer shall prepare and file, or cause to be prepared and filed, all such Tax Returns. The Seller shall pay all taxes (or its allocable share as provided for pursuant to Section 7.8(i) of this Agreement) shown as due and owing on such Tax Returns or otherwise levied or assessed upon the Company or any of its assets or Seller with respect to the Company or any of its assets to the extent such taxes are not reflected as a liability in determining the Closing Date Net Worth (other than deferred taxes reflecting the difference between book and tax bases in assets and liabilities) as defined in Section 3.3 of the Disclosure Schedule.

          (iii) Seller shall be responsible for scheduling, conducting and resolving all audits, examinations or reviews by taxing authorities of income or franchise tax returns for periods ending prior to or on the Closing Date and waiving, accelerating, or extending the applicable statutes of limitation with respect to such returns. Buyer agrees to retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Seller, any extensions thereof) of the respective taxable periods, and to give the Seller reasonable written notice prior to transferring, destroying, or discarding any such books and records.

          Buyer will make Company's financial and other records for periods under audit available to Seller, its representatives upon reasonable request of Seller during normal business hours and, on reasonable request, will make employees of the Company or Buyer available on a mutually convenient basis to provide additional information and explanation of such records.

          The Buyer shall cooperate in any such manner that may arise to allow the Seller to waive, accelerate or extend the applicable statute of limitation, or to settle any audit proceedings related to any taxable period ending on or before the Closing Date, provided that, the Seller shall not settle any such audit or proceeding in a manner that would adversely affect the Company after the Closing Date without the prior written consent of the Buyer, which consent shall not be unreasonably withheld.

          Any amounts owing as the result of such audits shall be the sole responsibility of Seller.

          (iv) The Seller, the Company and the Buyer shall jointly make a deemed asset sale election as described under Section 338(h)(10) of the Code (and any corresponding election under state, local and foreign Tax law) with respect to the purchase and sale of the Shares hereunder (the "338 Election"). After the Closing, Buyer and Seller shall use their reasonable best efforts to jointly prepare any and all forms necessary to effectuate the 338 Elections (including, without limitation, IRS Form 8023 and similar forms under state and local Tax law) (the "338 Election Forms"). Section 338 Election Forms shall be completed no later than 15 days prior to the date such 338 Election Forms are required to be filed. Each of Seller and Buyer shall execute the 338 Election Forms and shall duly and timely file the 338 Election Forms in accordance with applicable Tax laws and the terms of this Agreement. The Seller will include any income, gain, loss, deduction or other Tax items resulting from the 338 Election on its Tax Return to the extent required by applicable law and shall pay all Taxes due pursuant thereto. The Seller and Buyer shall report all transactions pursuant to this Agreement in a manner that is consistent with the 338 Elections and shall take no position contrary thereto unless required to do so pursuant to a final "determination" within the meaning of Section 1313 of the Code or an analogous provision of state, local or foreign law.

          (v) Buyer and Seller will use their reasonable best efforts to allocate the Purchase Price among the assets of the Company (the "Allocation") in accordance with Tres. Reg. Section 1.338(h)(10)-1(f), and attach such Allocation hereto as Section 7.8 of the Disclosure Schedule. Any subsequent adjustments to the Purchase Price shall be reflected in Section 7.8 of the Disclosure Schedule in a manner consistent with Treas. reg. Section 1.338(h)(10)-1(f). Buyer shall deliver any changes to Section 7.8 of the Disclosure Schedule to Seller within 10 days after the changes are made. Buyer and Seller agree to (i) be bound by the Allocation, (ii) act in accordance with the Allocation in the preparation of filing of all Tax Returns and in the course of any tax audit or tax litigation relating thereto and (iii) take no position inconsistent with the Allocation for all tax purposes, except, in each case, to the extent that, there has been a determination (within the meaning of Section 1313 of the Code) contrary to such position, provided, however, that Seller shall be entitled to subtract its selling costs from the Allocation for purposes of calculating gain or loss and Buyer shall be entitled to add its acquisition costs for purposes of determining the basis of the Company's assets.

          (vi) In any case where an election permitted for federal income taxes requires the consent of all members of the group during a consolidated return year ending prior to, or including, the closing date, the Company will cooperate and join in making any such election that does not adversely effect the Company or Buyer in post-acquisition years.

          (vii) Seller and Buyer will cooperate and each agrees to use its reasonable best efforts to provide any information reasonably required by the other in a timely manner upon reasonable request and to execute all documents or forms that may be necessary to mitigate, reduce or eliminate any Tax that could be imposed, provided such execution does not adversely impact the signatory.

          7.9   Knowledge of Seller.  Where any representation or warranty
                -------------------
contained in this Agreement is expressly qualified by reference to the knowledge of Seller, Seller confirms that it has made diligent inquiry as to the matters that are the subject of such representations and warranty. Seller shall be deemed to have knowledge of a particular fact or other matter if any individual who is serving as a director or officer of the Seller, SGSI or Company has, or at any time had, knowledge of such fact or other matter.

          7.1   Governing Law.  The interpretation and construction of this
                -------------
Agreement, and all matters relating hereto, shall be governed by the laws of the State of Delaware applicable to contracts to be made and performed in that State.

          7.1   "Person" Defined.  "Person" shall mean and include an
                 ---------------
individual, partnership, joint venture, corporation, trust, unincorporated organization or other entity and a government and any department or agency thereof.

          7.1   Captions.  The Article and Section captions used herein are for
                --------
reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

          7.1  Publicity.  Except as otherwise required by law, rule or
               ---------
regulation, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of Seller and Buyer to the contents and the manner of presentation and publication thereof.

          7.1  Confidentiality.  Between the date of this Agreement and the
               ---------------
Closing Date, Buyer and Seller will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer to maintain in confidence, and not use to the detriment of Seller or the Company any written, oral, or other information obtained in confidence from, in connection with this Agreement unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Closing, or (c) the furnishing or use of such information is required by legal proceedings. Should Closing not be consummated, each party will return or destroy as much of such written information as the other party may reasonably request. The provisions of the Confidentiality Agreement dated January 26, 2000 between Buyer and Baird, on behalf of Seller, shall continue in effect until the Closing and shall survive any termination of this Agreement.

          7.1  Notices.  Any notice or other communications required or
               -------
permitted hereunder shall be sufficiently given if delivered in person or sent by certified mail, postage prepaid, telecopy or other electronic transmission service (to the extent receipt is confirmed) or by overnight courier, addressed as follows:

          (a)  If to Seller:

               Salient 3 Communications, Inc.
               P.O. Box 1498
               Reading, PA 19603
               Attention: Thomas F. Hafer
               Fax: (610) 856-5511

          (b)  If to Buyer:

               Hubbell Incorporated
               584 Derby Milford Road
               P.O. Box 549
               Orange, CT 06477-4024
               Attention: Richard W. Davies
               Fax: (203) 799-4333

          with a copy to its counsel:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, NY 10017-3954
               Attention: Richard A. Garvey
               Fax: (212) 455-2502

Such notice or communication shall be deemed to have been given as of the date so delivered.

          7.16 Parties in Interest.  This Agreement may not be transferred,
               -------------------
assigned, pledged or hypothecated by any party hereto, other than by operation of law; provided that Buyer may assign its right to purchase the Stock to any wholly owned subsidiary of Buyer, but no such assignment shall relieve Buyer from any of its obligations under this Agreement.

          7.17 Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, all of which taken together shall constitute one instrument.

          7.18 Entire Agreement.  This Agreement, including the other documents
               ----------------
referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior and contemporaneous agreements and understandings between the parties with respect to such subject matter.

           7.19 Amendments.  This Agreement may be changed only by an agreement
                ----------
in writing signed by Buyer and Seller.

           7.20 Severability.  In case any provision in this Agreement shall be
                ------------
held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                              Buyer

                              By: /s/ James K. Braun
                                 --------------------------------------------
                              Name: James K. Braun
                              Title: Vice President, Planning and Development

                              Seller

                              By: /s/ Paul H. Snyder
                                 --------------------------------------------
                              Name: Paul H. Snyder
                              Title: Senior Vice-President and Chief Financial
                                     Officer

                                                                         Annex B
                               VOTING AGREEMENT
                               ----------------

          Voting Agreement, dated as of June 6, 2000 (the "Agreement"), among
                                                           ---------
the undersigned holders (the "Holders") of shares of the Class B Common Stock,
                              -------
par value $1.00 per share (the "Company Common Stock"), of Salient 3
                                --------------------
Communications, Inc., a Delaware corporation (the "Company"), and Hubbell
                                                   -------
Incorporated, a Connecticut corporation ("Buyer").
                                          -----

          The Company and Buyer propose to enter into a Stock Purchase Agreement (the "Stock Purchase Agreement"; capitalized terms not otherwise defined herein
      ------------------------
being used herein as therein defined), pursuant to which all of the issued and outstanding capital stock of GAI-Tronics Corporation, a Delaware corporation ("GAI-Tronics"), would be sold to Buyer.
  -----------

          Pursuant to Section 271 of the Delaware General Corporation Law (the "DGCL"), the Stock Purchase Agreement and the consummation of the transactions contemplated thereby require the approval of the holders of a majority of the outstanding shares of Company Common Stock (the "Company Stockholder Approval").
                                                 ----------------------------

          The Holders, in the aggregate, own and have the sole right to vote, or direct the voting of, a majority of the outstanding shares of Company Common Stock.

          As more particularly described in Attachment 1 hereto, certain shares of Company Common Stock owned by certain Holders are subject to the provisions of: (a) Loan Agreements, substantially in the form previously provided to Buyer, entered into by such Holders and the Company pursuant to the Company's Stock Purchase Assistance Plan (the "Loan Agreements"); (b) the Stock Purchase
                                     ---------------
Program of Salient 3 Communications, Inc. and Its Subsidiaries, substantially in the form previously provided to Buyer (the "Purchase Program"); and (c) Stock
                                            ----------------
Voting Agreements dated as of May 11, 2000, substantially in the form previously provided to Buyer, entered into by such Holders and Agilent Technologies, Inc. (the "Voting Agreements" and, together with the Loan Agreements and the Purchase
      -----------------
Program, the "Disclosed Agreements").
              --------------------

          As a condition of its entering into the Stock Purchase Agreement, Buyer has requested each Holder to agree, and each Holder has agreed, to enter into this Agreement.

          Accordingly, the parties hereto agree as follows:

AGREEMENT

          1.   Representations and Warranties of the Holders.  Each Holder
               ---------------------------------------------
represents and warrants, severally and not jointly, to Buyer as follows:

          (a)  Ownership of Securities. Such Holder is the record and beneficial
               -----------------------
owner of the number of shares of Company Common Stock (the "Existing
                                                            --------
Securities") (together with any shares of Company Common Stock or other
----------
securities hereafter acquired by such Holder, the "Subject Securities") set
                                                   ------------------
forth on the signature page to this Agreement, except that certain of such Holder's Subject Securities may be held of record by Merrill Lynch or its nominee pursuant to the Purchase Program. Such Holder does not own any securities of the Company on the date hereof other than such Holder's Existing Securities. Except for any voting commitments of such Holder pursuant to the terms of the Voting Agreements, none of which commitments preclude or limit in any respect the performance of such Holder' obligations hereunder, such Holder has sole voting power and sole power to issue instructions with respect to the voting of such Holder's Existing Securities, and, subject to the provisions of the Disclosed Agreements, sole power of disposition, in each case with respect to all of such Holder's Existing Securities and, on the date of the Company Stockholder Approval, will have sole voting power and sole power to issue instructions with respect to the voting of all of such Holder's Subject Securities (except as aforesaid), and, subject to the provisions of the Disclosed Agreements, sole power of disposition, in each case with respect to all of such Holder's Subject Securities.

          (b)  Power; Binding Agreement.  Such Holder has full capacity, power
               ------------------------
and authority to enter into and perform all of such Holder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Holder and constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c)  No Conflicts.  No filing with, and no permit, authorization,
               ------------
consent or approval of, any state or federal public body or authority is necessary by the Holder for the execution of this Agreement by such Holder and the consummation by such Holder of the transactions contemplated hereby and neither the execution and delivery of this Agreement by such Holder nor the consummation by such Holder of the transactions contemplated hereby nor compliance by such Holder with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to such Holder (if any), result in a violation or breach of, require any consent under, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Holder is a party or by which such Holder's properties or assets may be bound (including, without limitation, the Disclosed Agreements) or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Holder or any of such Holder's properties or assets. As of the date hereof, no default (or event that, with notice or lapse of time or both, would become a default) exists in the performance of any of such Holder's obligations under any of the Disclosed Agreements.

          (d)  No Liens.  Such Holder's Existing Securities are now and, at all
               --------
times during the term hereof the Subject Securities will be, held by such Holder, or by a nominee or custodian for the exclusive benefit of such Holder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder or expressly described in the Disclosed Agreements.

          2.   Agreement to Vote Shares.  At every meeting of the stockholders
               ------------------------
of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, each Holder agrees that it shall vote, or cause to be voted, all the Subject Securities that it beneficially owns on the record date of any such vote: (i) for approval of the Stock Purchase Agreement and the terms thereof, each of the transactions contemplated by the Stock Purchase Agreement and any matter that could reasonably be expected to facilitate the consummation of the transactions contemplated by the Stock Purchase Agreement, and (ii) against any action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the contemplated economic benefits to Buyer of the transactions contemplated by the Stock Purchase Agreement or this Agreement. Each Holder further agrees to use such Holder's reasonable good faith efforts to cause the stockholders of the Company to approve the Stock Purchase Agreement and the transactions contemplated thereby and not, directly or indirectly, solicit or encourage any offer from any party concerning the possible disposition of all or any substantial portion of GAI-Tronics' business, assets or capital stock. In the event the Company's board of directors does not call a meeting of the Company's stockholders to approve the Stock Purchase Agreement and the transactions contemplated thereby, each Holder agrees to take all action permitted under the Company's certificate of incorporation and by-laws and under Delaware law necessary to call a meeting of the Company's stockholders to approve the Stock Purchase Agreement and the transactions contemplated thereby or to approve the Stock Purchase Agreement and the transactions contemplated thereby by written consent.

          3.   IRREVOCABLE PROXY.  EACH HOLDER HEREBY GRANTS TO, AND APPOINTS
               -----------------
BUYER AND THE PRESIDENT OF BUYER AND THE GENERAL COUNSEL OF BUYER, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF BUYER, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF BUYER, AND ANY OTHER DESIGNEE OF BUYER, EACH OF THEM INDIVIDUALLY, SUCH HOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO SUCH HOLDER'S SUBJECT SECURITIES IN ACCORDANCE WITH THIS AGREEMENT. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND EACH HOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH HOLDER WITH RESPECT TO THE SUBJECT SECURITIES. THIS PROXY SHALL CONTINUE UNTIL THE CONSUMMATION OF THE MERGER OR UNTIL THIS AGREEMENT IS TERMINATED, WHICHEVER IS EARLIER.

          4.   Representations and Warranties of Buyer.  Buyer represents and
               ---------------------------------------
warrants to the Holders as follows:

          (a)  Power; Binding Agreement.  Buyer has full corporate power and
               ------------------------
authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b)  No Conflicts.  No filing with, and no permit, authorization,
               ------------
consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby and neither the execution and delivery of this Agreement by Buyer nor the consummation by Buyer of the transactions contemplated hereby nor compliance by Buyer with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to Buyer, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Buyer is a party or by which Buyer's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Buyer or any of Buyer's properties or assets.

          5.   Compliance, Restriction on Transfer, Proxies and Noninterference.
               ----------------------------------------------------------------
Each Holder hereby agrees and covenants that it will not take, or fail to take, any action, or permit any action to be taken or not taken, in each case if the effect thereof would be to create a default (or an event that, with notice or lapse of time or both, would become a default) by such Holder under any of the Loan Agreements. Each Holder hereby agrees and covenants that such Holder shall not, directly or indirectly: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Holder's Subject Securities (or any interest therein); (ii) except pursuant to this Agreement, grant any proxies or powers of attorney, deposit any such Subject Securities into a voting trust or enter into a voting agreement with respect to any of such Holder's Subject Securities; or
(iii) take any action that would make any representation or warranty contained herein untrue or incorrect or cause any of such Holder's Subject Securities to lose any of their voting rights or otherwise have the effect of preventing or disabling such Holder from performing such Holder's obligations under this Agreement.

          6.   Assignment; Benefits.  The rights (but not the obligations) of
               --------------------
Buyer hereunder may be assigned, in whole or in part, to any direct or indirect wholly owned subsidiary of Buyer, to the extent and for so long as it remains a direct or indirect wholly owned subsidiary of Buyer. Other than as permitted in the preceding sentence, this Agreement may not be assigned (i) by any Holder without the prior written consent of Buyer, or (ii) by Buyer without the prior written consent of Holders holding at least two-thirds of the Existing Securities held by all Holders. This Agreement shall be binding upon, and shall inure to the benefit of, the Holders, Buyer and their respective successors and permitted assigns.

          7.   Notices.  All notices, requests, claims, demands and other
               -------
communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by facsimile or by overnight courier (providing proof of delivery) to the parties at the following addresses and facsimile numbers (or to such other address or facsimile number for a party as shall be specified by like notice):

     (a) if to any Holder, to it at the address set forth below such Holder's name on the signature pages hereto,

     with copies to:

               Salient 3 Communications, Inc.
               P.O. Box 1498
               Reading, Pennsylvania 19603
               Facsimile: (610) 856-5511

               Attention:     Thomas F. Hafer, Senior
                              Vice President, General Counsel
                              and Secretary

     (b)  if to Buyer, to

               Hubbell Incorporated
               584 Derby Milford Road
               Orange, Connecticut 06477-4024
               Facsimile: (203) 799-4333

               Attention:     Richard W. Davies, Vice President,
                              General Counsel and Secretary

          with a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Facsimile: (212) 455-2502

               Attention:  Richard A. Garvey

          8.   Specific Performance.  The parties hereto agree that irreparable
               --------------------
harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          9.   Amendment.  This Agreement may not be amended or modified, except
               ---------
by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by any party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

          10.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware.

          11.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          12.  Termination.  This Agreement shall terminate upon the termination
               -----------
of the Stock Purchase Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 12 is referred to herein as the "Termination Date". Upon any termination of this
                           ----------------
Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto or any of its directors, officers, partners, members, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein
                                         --------  -------
shall relieve any party from any liability for such party's breach of this Agreement; and provided further, that nothing in this Section 12 shall limit,
               -------- -------
restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Stock Purchase Agreement.

          13.  Miscellaneous.  All of the recitals to this Agreement are true
               -------------
and correct and are specifically incorporated by reference herein.

     IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


HUBBELL INCORPORATED



By: /s/ James K. Braun                               /s/ Timothy S. Cobb
   -------------------                              -----------------------
   Name: James K. Braun                              Timothy S. Cobb
   Title: Vice President, Corporate Planning         1207 Orchard Road
          and Development                            Reading, PA 19611
                                                     135,880 shares

/s/ Paul H. Snyder                                   /s/ Thomas F. Hafer
----------------------                              -----------------------
Paul H. Snyder                                       Thomas F. Hafer
105 Jumper Lane                                      79 Flint Ridge Drive
West Chester, PA 19382                               Shillington, PA 19607
58,988 shares                                        46,318 shares

/s/ J. P. McConaty                                   /s/ Timothy J. O'Keefe
----------------------                              -----------------------
James P. McConaty                                    Timothy J. O'Keefe
2 Randee Lane                                        348 Barn Swallow Lane
Shillington, PA 19607                                Allentown, PA 18104
20,855 shares                                        11,322 shares

/s/ Maurice D. James                                 /s/ Fredrick T. Myers
----------------------                              -----------------------
Maurice D. James                                     Frederick T. Myers
1140 Bellair Drive                                   200 Andover Avenue
Allentown, PA 18103                                  Lincoln Park
18,031 shares                                        Reading, PA 19609
                                                     10,327 shares

                    Shares of Company    Shares of Company     Shares of Company
                    -----------------    -----------------     -----------------
                    Common Stock         Common Stock          Common Stock
                    ------------         ------------          ------------
                    Subject to Loan      Subject to Purchase   Subject to Voting
                    ---------------      -------------------   -----------------
Holder              Agreement            Program               Agreement
------              ---------            -------               ---------

Timothy S. Cobb              57,000                    7,879           135,830
Paul H. Snyder               29,800                    1,749            58,939
Thomas F. Hafer              18,900                    5,767            46,269
Maurice D. James              1,500                      810            17,990
Frederick T. Myers                0                    1,743            10,306
James P. McConaty            20,000                      855            20,805
Timothy J. O'Keefe            2,500                      535            11,284

                                                                         ANNEX C

                            STOCK PURCHASE AGREEMENT

                            dated as of May 11, 2000

                                 by and between

                           AGILENT TECHNOLOGIES, INC.

                                       and

                         SALIENT 3 COMMUNICATIONS, INC.

                               with respect to all

                          outstanding capital stock of

                            SAFCO TECHNOLOGIES, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I  CERTAIN DEFINITIONS................................................1
         1.1      Definitions.................................................1

ARTICLE II  SALE OF SHARES AND CLOSING........................................8
         2.1      Purchase and Sale...........................................8
         2.2      Purchase Price..............................................9
         2.3      Post-Closing Adjustment.....................................9
         2.4      Closing....................................................10

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF SELLER........................11
         3.1      Corporate Existence of Seller..............................11
         3.2      Authority..................................................11
         3.3      Corporate Existence of the Company.........................11
         3.4      Capital Stock..............................................11
         3.5      Subsidiaries...............................................12
         3.6      No Conflicts...............................................12
         3.7      Governmental Approvals and Filings.........................13
         3.8      Financial Statements and Condition; Absence of Changes.....13
         3.9      Taxes......................................................15
         3.10     Legal Proceedings..........................................16
         3.11     Compliance With Laws and Orders............................16
         3.12     Employees..................................................16
         3.13     Company Employee Benefit Plans.............................17
         3.14     Real Property..............................................19
         3.15     Adequacy of Assets.........................................20
         3.16     Tangible Personal Property.................................20
         3.17     Intellectual Property Rights...............................21
         3.18     Contracts..................................................23
         3.19     Permits and/or Approvals...................................25
         3.20     Affiliate Transactions.....................................25
         3.21     Environmental Matters......................................25
         3.22     Accounts Receivable; Inventory.............................27
         3.23     Insurance..................................................27
         3.24     Disclosure.................................................27
         3.25     Product Liability Claims...................................27
         3.26     Brokers; Finders...........................................28
         3.27     Questionable Payments......................................28
         3.28     Compliance with United States Customs Regulations..........28

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF PURCHASER......................28
         4.1      Corporate Existence of Purchaser...........................28
         4.2      Authority..................................................28
         4.3      No Conflicts...............................................29
         4.4      Governmental Approvals and Filings.........................29

                                                                            Page
                                                                            ----
         4.5      Legal Proceedings..........................................29
         4.6      Purchase for Investment....................................29
         4.7      Financing..................................................29

ARTICLE V  COVENANTS OF SELLER...............................................30
         5.1      Regulatory and Other Approvals.............................30
         5.2      Investigation by Purchaser.................................30
         5.3      Conduct of Business........................................31
         5.4      Certain Restrictions.......................................31
         5.5      Litigation.................................................32
         5.6      Insurance..................................................33
         5.7      Exclusivity................................................33
         5.8      Termination of Benefits Plans..............................33
         5.9      Elimination of Debt........................................33
         5.10     Fulfillment of Conditions..................................33
         5.11     Assignment of Chicago Lease................................34
         5.12     Resolution of Melbourne Lease Guarantor and Letter of
                  Credit Matters.............................................34
         5.13     Holding Company............................................35
         5.14     Voting Agreements..........................................35

ARTICLE VI  COVENANTS OF PURCHASER...........................................35
         6.1      Regulatory and Other Approvals.............................35
         6.2      SAFCO Employees............................................35

ARTICLE VII  ADDITIONAL AGREEMENTS...........................................36
         7.1      Ancillary Agreement........................................36
         7.2      Certain Actions............................................36
         7.3      Agreement Not to Solicit...................................37
         7.4      Non-Compete................................................37
         7.5      Assumption of Various Employment Arrangements..............38

ARTICLE VIII  CONDITIONS TO OBLIGATIONS OF THE PARTIES.......................38
         8.1      Obligations of Both Parties................................38
         8.2      Obligations of Purchaser...................................39
         8.3      Obligations of Seller......................................41

ARTICLE IX  INDEMNIFICATION..................................................42
         9.1      Survival of Representations and Warranties;
                  Indemnification Period.....................................42
         9.2      Indemnification by Seller..................................42
         9.3      Limitation of Seller's Liability...........................43
         9.4      Indemnification by Purchaser...............................43
         9.5      Limitation of Purchaser's Liability........................43
         9.6      Defense of Third Party Claims..............................43
         9.7      Claims in Respect of Purchase Price Adjustments and
                  Certain Other Matters......................................44
         9.8      Adjustment to Purchase Price...............................45

                                                                            Page
                                                                            ----
ARTICLE X  TERMINATION.......................................................45
         10.1     Termination................................................45
         10.2     Effect of Termination......................................45

ARTICLE XI  TAX MATTERS......................................................46
         11.1     Section 338 Election.......................................46
         11.2     Returns; Indemnification; Liability for Taxes..............46
         11.3     Refunds and Credits........................................47
         11.4     Conduct of Audits and Other Procedural Matters.............47
         11.5     Assistance and Cooperation.................................48
         11.6     FIRPTA Certificate.........................................48

ARTICLE XII  MISCELLANEOUS...................................................49
         12.1     Notices....................................................49
         12.2     Entire Agreement...........................................50
         12.3     Expenses...................................................50
         12.4     Public Announcements.......................................50
         12.5     Confidentiality............................................50
         12.6     Further Assurances; Post-Closing Cooperation...............51
         12.7     Waiver.....................................................52
         12.8     Amendment..................................................52
         12.9     No Third Party Beneficiary.................................52
         12.10    No Assignment; Binding Effect..............................52
         12.11    Invalid Provisions.........................................52
         12.12    Governing Law..............................................52
         12.13    Counterparts...............................................53
         12.14    Construction...............................................53

                                TABLE OF EXHIBITS




Exhibit                            Description
-------                            -----------
A                                  Form of Escrow Agreement
B                                  Form of Opinion of Counsel to Seller
C                                  Form of Voting Agreement
D                                  Intellectual Property Actions

                               TABLE OF SCHEDULES




Schedule                                                           Description
--------                                                           -----------
2.3(c)                                                 Post-Closing Adjustment
3.4                                                              Capital Stock
3.5                                                               Subsidiaries
3.6                                                               No Conflicts
3.8(a)                                  Unaudited Balance Sheet of the Company
3.9                                                                      Taxes
3.10                                                         Legal Proceedings
3.11                                           Compliance with Laws and Orders
3.12                                                                 Employees
3.13                                            Company Employee Benefit Plans
3.14                                                             Real Property
3.17                                             Company Intellectual Property
3.18                                                                 Contracts
3.21                                                     Environmental Matters
3.23                                                                 Insurance
3.28                          Compliance with United States Custom Regulations
7.5                              Assumption of Various Employment Arrangements

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT, dated as of May 11, 2000, is made and entered into by and between Agilent Technologies, Inc., a Delaware corporation ("Purchaser"), and Salient 3 Communications, Inc., a Delaware corporation
  ---------
("Seller").
  ------

                                  WITNESSETH:
                                  ----------

         WHEREAS, Seller owns 1,000 shares of common stock, par value $1.00 per share, of SAFCO Technologies, Inc., an Illinois corporation (the "Company"),
                                                                  -------
constituting all of the issued and outstanding shares of capital and voting stock of the Company as of the date hereof (such shares being referred to herein as the "Shares"); and
        ------

         WHEREAS, Seller desires to sell, and Purchaser desires to purchase, the Shares on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

1.1      Definitions.
         -----------

             (a) Defined Terms. As used in this Agreement, the following defined
                 -------------
terms have the meanings indicated below:

         "Acquisition" has the meaning assigned in Section 11.1(a).
          -----------

         "Acquisition Allocation Schedule" has the meaning assigned in Section
          -------------------------------
11.1(b).

         "Actions" or "Proceedings" means any action, suit, proceeding,
          -------      -----------
arbitration or Governmental or Regulatory Authority investigation.

         "Affiliate" means any person that directly, or indirectly through one
          ---------
or more intermediaries, controls or is controlled by or is under common control with the person specified.

         "Ancillary Agreements" has the meaning assigned in Section 3.1.
          --------------------

         "Balance Sheet" has the meaning assigned in Section 3.8(a).
          -------------

         "Business Day" means a day that is not a Saturday, a Sunday or a
          ------------
statutory or civic holiday in the State of California, or any other day on which the principal offices of either Seller or Purchaser are closed or become closed prior to 2 p.m. local time whether in accordance with established company policy or as a result of unanticipated events, including adverse weather conditions.

         "Capital Budget" means the Company's capital expenditure budget
          --------------
heretofore provided to Purchaser.

         "Chicago Lease" means that certain lease entitled "Net Lease," dated
          -------------
December 12, 1991, for real property located at 6010-6060 Northwest Highway, Chicago, Illinois, made by and between LaSalle National Trust, identified therein as lessor, and SAFCO Corporation, an Illinois corporation, identified therein as lessee, as amended by that certain amendment and assignment agreement entitled "Amendment To and Assignment and Assumption of Net Lease," dated September 30, 1996, made by and between LaSalle National Trust, identified therein as lessor, and SAFCO Corporation, identified therein as assignor, and Gilbert Associates, Inc., a Delaware corporation, and the Company, collectively identified therein as assignee.

         "Closing" has the meaning assigned in Section 2.4.
          -------

         "Closing Balance Sheet" has the meaning assigned in Section 2.3(a).
          ---------------------

         "Closing Date" has the meaning assigned in Section 2.4.
          ------------

         "COBRA" means the Consolidated Omnibus Reconciliation Act of 1985, as
          -----
amended, and the rules and regulations promulgated thereunder.

         "Code" means the Internal Revenue Code of 1986, as amended, and the
          ----
rules and regulations promulgated thereunder.

         "Common Stock" has the meaning assigned in Section 3.4.
          ------------

         "Company" has the meaning assigned in the recitals of this Agreement.
          -------

         "Company Employee Plan" means any bonus, incentive compensation,
          ---------------------
deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, funded or unfunded, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA established by the Company or any of its subsidiaries or any predecessor or ERISA Affiliate of any of the foregoing which the Company or any of its subsidiaries maintains, or to which the Company or any of its subsidiaries contributes or has contributed or under which any employee, officer, former employee or director of the Company or any of its subsidiaries or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

         "Company Intellectual Property" means any and all Intellectual
          -----------------------------
Property, both registered and unregistered, in any jurisdiction worldwide, that is owned in whole or in part by or is subject to any agreement or other obligation to assign or transfer ownership in whole or in part to or exclusively licensed to the Company or its subsidiaries, and expressly includes, but is not limited to, the Intellectual Property identified by Section 3.17(a) of the Disclosure Schedule, and also includes all other tangible and intangible information or material that is used or currently proposed to be used in the business of Company as currently conducted or as currently proposed to be conducted.

         "Company International Employee Plan" means any Company Employee Plan
          -----------------------------------
that has been adopted or maintained by Company, whether formally or informally, for the benefit of employees outside the United States.

         "Company Tax Returns" has the meaning assigned in Section 11.2(a).
          -------------------

         "Contract" means any written or oral contract, agreement or
          --------
understanding between two or more parties.

         "Court Order" means any judgment, order, award or decree of any
          -----------
foreign, federal, state, local or other court or tribunal, or any Governmental or Regulatory Authority, and any award in any arbitration proceeding.

         "CPA Firm" has the meaning assigned in Section 2.3(b).
          --------

         "Disclosure Schedule" has the meaning assigned in the forepart of
          -------------------
ARTICLE III.
-----------

         "Disposal Agent" means a disposer of Hazardous Materials.
          --------------

         "Disposal Site" means a landfill of Hazardous Materials.
          -------------

         "Election" has the meaning assigned in Section 11.1(a).
          --------

         "Encumbrances" means any mortgage, pledge, assessment, security
          ------------
interest, lease, lien, adverse claim, levy, charge, option, right of first refusal, restriction of any kind, or any conditional sale contract, title retention contract or other Contract to give any of the foregoing.

         "Environmental Encumbrance" shall mean any lien, claim, charge,
          -------------------------
security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other restrictions of any kind in favor of any Governmental or Regulatory Authority for: (i) any liability under any Environmental Law; or (ii) damages arising from, or costs incurred by such Governmental or Regulatory Authority in response to, a Release or threatened Release of a Hazardous Material into the environment.

         "Environmental Laws" means all Requirements of Laws at the time of
          ------------------
Closing which regulate any Hazardous Material or the use, handling, transportation, production, spill, leaking, pumping, injection, deposit, disposal, discharge, dispersal, Release, threatened Release, migration, emission, sale or storage of, or the exposure of any person to, a Hazardous Material.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended, and the rules and regulations promulgated thereunder.

         "ERISA Affiliate" has the meaning assigned in Section 3.13(a).
          ---------------

         "Escrow Agent" means Chase Manhattan Bank and Trust Company, N.A.
          ------------

         "Escrow Agreement" means the Escrow Fund Agreement substantially in the
          ----------------
form of Exhibit A hereto among Purchaser, Seller and the Escrow Agent.
        ---------

         "Escrow Amount" means an amount equal to Eleven Million Dollars
          -------------
($11,000,000).

         "Final Net Asset Value" has the meaning assigned in Section 2.3(b).
          ---------------------
         "Financial Statement Date" means March 31, 2000.
          ------------------------

         "GAAP" means United States generally accepted accounting principles,
          ----
consistently applied throughout the specified period and in the immediately prior comparable period.

         "Governmental or Regulatory Authority" means any court, tribunal,
          ------------------------------------
arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

         "Governmental Permits" means all licenses, franchises, permits,
          --------------------
privileges, immunities, approvals and other authorizations from Governmental or Regulatory Authority.

         "Hazardous Material" means any material or substance that at the time
          ------------------
of Closing is prohibited or regulated by any Requirement of Law or that is now designated by any Governmental Body to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

         "Hazardous Materials Activities" means the use, handling,
          ------------------------------
transportation, distribution, sale, Release or threatened Release of, or Remedial Action concerning any Hazardous Material, performed, in connection with the Real Property.

         "HSR Act" means Section 7A of the Clayton Act (Title II of the
          -------
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.

         "Indebtedness" of any person means all obligations of such person (i)
          ------------
for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business),
(iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other person.

         "Intellectual Property" means any and all of the following and all
          ---------------------
rights in, arising out of, or associated therewith throughout the world including any registrations or applications therefor: (i) all United States and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, schematics, technology, process and manufacturing information, research and development data, technical data and customer lists, and all documentation relating to any of the foregoing;
(iii) all United States and foreign copyrights, copyrights registrations and applications therefor and all other rights corresponding thereto; (iv) all United States and foreign mask works, mask work registrations and applications therefor;

(v) all United States and foreign industrial designs and any registrations and applications therefor; (vi) all United States and foreign trade names, logos, slogans, common law trademarks and service marks; trademark and service mark registrations and applications therefor and all goodwill associated therewith;
(vii) all databases and data collections and all rights therein; and (viii) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded, all Internet addresses, sites (and all content contained therein) and domain names; (ix) any similar, corresponding or equivalent rights to any of the foregoing; and (x) all documentation related to any of the foregoing.

         "IRS" means the United States Internal Revenue Service.
          ---

         "Knowledge of Seller." Where any representation or warranty contained
          -------------------
in this Agreement is expressly qualified by reference to the Knowledge of Seller, Seller confirms that it and the officers of the Company have made diligent inquiry as to the matters that are the subject of such representations and warranty. Seller shall be deemed to have knowledge of a particular fact or other matter if any individual who is serving as a director or officer of the Seller or the Company (including, but not limited to, the President and Chief Executive Officer of the Company and any Vice President of the Company) has, or at any time had, knowledge of such fact or other matter.

         "LaSalle National Trust" means LaSalle National Trust, N.A., Successor
          ----------------------
Trustee to LaSalle National Bank, not personally, but as Trustee under Trust Agreement dated February 2, 1975, and known as Trust No. 48560.

         "Liabilities" means all Indebtedness, obligations and other liabilities
          -----------
of a person (whether absolute, accrued, contingent, asserted, unasserted, fixed or otherwise, or whether due or to become due).

         "Loss" or "Losses" means any and all damages, fines, penalties,
          ----      ------
deficiencies, losses, judgments, costs and expenses (including interest, court costs, reasonable fees of attorneys, accountants and other experts) and other reasonable expenses of litigation or other proceedings with respect to any claim, default or assessment.

         "Material Adverse Effect" with respect to any person means a material
          -----------------------
adverse effect on the business, financial condition, assets, properties, operations or results of operations of such person and any subsidiaries of such person taken as a whole; provided, however, that a "Material Adverse Effect" shall not be deemed to have occurred solely as a result of any effect or change occurring as a consequence of general economic or financial conditions.

         "Melbourne Lease" means that certain lease entitled "Lease," dated July
          ---------------
7, 1998, for real property located at 600 Atlantis Road, Melbourne, Florida, made by and between Sutton Properties, a Florida general partnership, identified therein as landlord, and TEC Cellular, a division of the Company, identified therein as tenant, as modified by that certain addendum entitled "Addendum to Lease Agreement," dated July 7, 1998, made by and between Sutton Properties, identified therein as landlord, and TEC Cellular, a division of the Company, identified therein as tenant, and Seller, identified therein as guarantor, as further modified by that certain addendum entitled "Second Addendum to Lease Agreement," dated October 1, 1998, made by and between Sutton Properties, identified therein as landlord, and TEC Cellular, a division of the Company, identified therein as tenant, and Seller, identified therein as guarantor.

         "Melbourne Lease Guarantor and Letter of Credit Matters" has the
          ------------------------------------------------------
meaning assigned in Section 5.12.

         "Melbourne Lease Guaranty" means any and all of those certain terms,
          ------------------------
covenants, and conditions as set forth in the Melbourne Lease and applicable to Seller, as guarantor under the Melbourne Lease, pursuant to which Seller has unconditionally and irrevocably guaranteed (i) the punctual payment of all rent, additional rent, and other sums payable by the tenant under the Melbourne Lease, and (ii) the due performance by such tenant of all of the terms, covenants and conditions contained in the Melbourne Lease throughout the term of the Melbourne Lease and any and all renewals thereof, including, but not limited to, the terms, covenants, and conditions of the Melbourne Lease applicable to Seller as guarantor as set forth in that certain "Addendum to Lease Agreement" dated July 7, 1998, and as set forth in that certain "Second Addendum to Lease Agreement," dated October 1, 1998, as such Addenda are further described in the definition herein of "Melbourne Lease."

         "Melbourne Lease Letter of Credit" means: (i) the letter of credit in
          --------------------------------
the initial sum of One Million Dollars ($1,000,000.00) which Seller, as guarantor under the Melbourne Lease, was required to cause to be issued pursuant to those certain terms, covenants, and conditions as set forth in the Melbourne Lease, including but not limited to, the terms, covenants, and conditions of the Melbourne Lease applicable to Seller as guarantor, as set forth in (A) Paragraph 17.f of that certain "Lease," (B) that certain "Addendum to Lease Agreement" dated July 7, 1998, and (C) that certain "Second Addendum to Lease Agreement," dated October 1, 1998, as such Lease and such Addenda are further described in the definition herein of "Melbourne Lease;" and/or (ii) that certain irrevocable standby letter of credit with the issue date of July 14, 1998, which Seller, as applicant, caused to be issued by Corestates Bank, N.A. in favor of The Bank Brevard, as beneficiary, in the initial amount of One Million Dollars ($1,000,000.00).

         "Net Asset Value" has the meaning assigned in Section 2.3(a).
          ---------------

         "Notice of Disagreement" has the meaning assigned in Section 2.3(b).
          ----------------------

         "Order" means any writ, judgment, decree, injunction or similar order
          -----
of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

         "Permits and/or Approvals" means all permits, licenses, certificates of
          ------------------------
authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

         "Post-Closing Benefits" has the meaning assigned in Section 6.2(c).
          ---------------------

         "Pre-Closing Period" has the meaning assigned in Section 11.2(a).
          ------------------

         "Purchase Price" has the meaning assigned in Section 2.2.
          --------------

         "Purchaser" has the meaning assigned in the first paragraph of this
          ---------
Agreement.

         "Purchaser's Knowledge" means the actual conscious knowledge of the
          ---------------------
executive officers of Purchaser or the employees of Purchaser actively involved in the transactions contemplated by this Agreement.

         "Proxy Statement" means the proxy statement to be filed by Seller with
          ---------------
the Securities and Exchange Commission pertaining to stockholder approval of the transactions contemplated herein and the contemplated dissolution of Seller.

         "Real Property" means any real property now or at any time in the past
          -------------
owned or leased by the Company or any subsidiaries or affiliates, including, without limitation, that real property listed in Section 3.14 of the Disclosure Schedule; provided, however, that any representation or warranty made with respect to such real property owned or leased in the past or owned or leased by a predecessor is made only to the Knowledge of Seller.

         "Recycler" means a recycler of Hazardous Materials.
          --------

         "Release" means release, spill, emission, leaking, pumping, injection,
          -------
deposit, disposal, discharge, dispersal, leaching or migration of a Hazardous Material on any Real Property or in, on, under or through the air, soil, ground water, surface water or improvements to the Real Property.

         "Remedial Action" means any reporting, investigation, characterization,
          ---------------
feasibility study, health assessment, risk assessment, remediation, treatment, recycling, removal, transport, monitoring, maintenance or any other activity incident to the Release, threatened Release, investigation, remediation or removal of a Hazardous Material existing on any Real Property or in, on, under or through the air, soil, ground water, surface water or improvements to the Real Property.

         "Representatives" has the meaning assigned in Section 5.2.
          ---------------

         "Requirements of Laws" means any foreign, federal, state and local
          --------------------
laws, statutes, regulations, rules, codes, ordinances, judgments, injunctions, decrees, orders, permits, approvals, treaties or protocols now or later enacted, adopted or issued by any Governmental or Regulatory Authority (including, without limitation, those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements) or common law, and in effect as of the Closing.

         "Seller" has the meaning assigned in the forepart of this Agreement.
          ------

         "Shares" has the meaning assigned in the recitals of this Agreement.
          ------

         "Straddle Period" has the meaning assigned in Section 11.2(a).
          ---------------

         "Tax Proceedings" has the meaning assigned in Section 11.4.
          ---------------

         "Tax Returns" means a report, return or other information required to
          -----------
be supplied to a governmental entity with respect to Taxes including combined or consolidated returns for any group of entities that includes the Company or any of its subsidiaries.

         "Taxes" means any federal, state, county, local or foreign taxes,
          -----
charges, fees, levies, or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by a governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability.

         "Third Party" means any person (including, but not limited to, a
          -----------
Governmental or Regulatory Authority) not an Affiliate of the other referenced person or persons.

         "Third-Party Claim" has the meaning assigned in Section 9.6(a).
          -----------------

              (b) Construction of Certain Terms and Phrases. Unless the context
                  -----------------------------------------
of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (v) the phrase "ordinary course of business" refers to the business of the Company and its subsidiaries; (vi) whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation;" (vii) the phrase "made available" shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available; (viii) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified; (ix) all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP; (x) any representation or warranty contained herein as to the enforceability of a Contract shall be subject to the effect and limitations of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (xi) the table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         "Waste Hauler" means a hauler of Hazardous Materials.
          ------------

                                   ARTICLE II

                           SALE OF SHARES AND CLOSING

     2.1 Purchase and Sale. Seller agrees to sell to Purchaser, and Purchaser
         -----------------
agrees to purchase from Seller, directly or, with Purchaser's consent, from a wholly-owned subsidiary of Seller, all of the right, title and interest of Seller and/or such wholly-owned subsidiary, as the case may be, in and to the Shares at the Closing on the terms and subject to the conditions set forth in this Agreement.

     2.2 Purchase Price.
         --------------

          (a) The aggregate purchase price for the Shares is One Hundred Twenty Million Dollars ($120,000,000) as adjusted in Section 2.2(b) following (the "Purchase Price"). The Purchase Price shall be payable in the manner provided in
 --------------
Section 2.4.

          (b) The Purchase Price shall be reduced by the amount of any payments which are described in Section 7.5 which are payable and not yet paid by Seller prior to or upon the Closing, and which shall not include any amounts payable by Purchaser under Section 7.5. Purchaser shall deliver a schedule of such amounts to Seller two business days prior to the Closing Date. Unless objected to by Seller, the aggregate amount of such payments shall be deducted from the amount payable at Closing.

     2.3 Post-Closing Adjustment.
         -----------------------

          (a) As soon as practicable (but in no event later than sixty (60)
days) after the Closing Date, Purchaser shall deliver to Seller a balance sheet for the Company as of the Closing Date (the "Closing Balance Sheet") which shall
                                             ---------------------
be prepared (i) in accordance with GAAP as in effect on the date of such preparation and (ii) in a manner consistent with the Company's accounting policies used in the preparation of the Balance Sheet. The amount by which the assets set forth on the Closing Balance Sheet exceed the liabilities set forth on the Closing Balance Sheet (including the elimination of debt as described in
Section 5.9) shall be referred to herein as the "Net Asset Value"; provided,
                                                 ---------------
however, that any expenses incurred or known by or liabilities or obligations accruing to Purchaser as described in Section 7.5 not contained in the schedule deliverable pursuant to Section 2.2(b) or which were objected to by Seller upon delivery of such schedule pursuant to Section 2.2(b) shall be included in the liabilities set forth on the Closing Balance Sheet.

          (b) The Closing Balance Sheet shall become final and binding on Seller and Purchaser unless Seller gives written notice of its disagreement (a "Notice
                                                                         ------
of Disagreement") to Purchaser within thirty (30) days following receipt by
---------------
Seller of the Closing Balance Sheet. Any such Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted. If Seller and Purchaser are unable to resolve all of their disagreements with respect to the Closing Balance Sheet within ten (10) days following the completion of Purchaser's review of the Notice of Disagreement, they shall refer their remaining differences to an internationally recognized firm of independent public accountants as to which Seller and Purchaser mutually agree (the "CPA
                                                                         ---
Firm"), which shall, acting as experts and not as arbitrators, determine, and
----
only with respect to the remaining differences so submitted, whether and to what extent, if any, Net Asset Value as set forth in the Closing Balance Sheet requires adjustment; provided, however, that no such adjustment shall exceed the maximum adjustment claimed in the Notice of Disagreement. Seller and Purchaser shall direct the CPA firm to use its best efforts to render its determination within forty-five (45) days after the date the CPA firm is selected. The CPA Firm's determination shall be conclusive and binding upon Purchaser and Seller. The fees and disbursements of the CPA Firm shall be shared equally by Purchaser and Seller. The amount of

Net Asset Value that becomes final and binding on Purchaser and Seller under this Section 2.3(b) shall be referred to herein as the "Final Net Asset Value."
                                                        ---------------------

          (c) If the Final Net Asset Value is less than the comparable amount (including the adjustments described below relating to liabilities described in Section 7.5 and the elimination of debt as described in Section 5.9) as calculated from the audited balance sheet dated March 31, 2000 as provided by Seller to Purchaser pursuant to Section 8.2(g), then promptly following the determination of the Final Net Asset Value, the Purchase Price shall be adjusted and Seller shall pay to Purchaser the amount of such deficiency. If the Final Net Asset Value is more than the comparable amount (including the adjustments described below relating to liabilities described in Section 7.5 and the elimination of debt as described in Section 5.9) as calculated from the audited balance sheet dated March 31, 2000 as provided by Seller to Purchaser pursuant to Section 8.2(g), then promptly following the determination of the Final Net Asset Value, the Purchase Price shall be adjusted and Purchaser shall pay to Seller 50% of the amount of such excess up to a $1,500,000 total cost to Purchaser. Such payment will be made in immediately available funds by Seller or purchaser, as the case may be, not later than five (5) Business Days following such determination, and if such payment is to be made by Seller, shall be provided for by Seller separate from any amounts set aside as the Escrow Amount. An example of a calculation of Net Asset Value based on the Balance Sheet is set forth in Section 2.3(c) to the Disclosure Schedule.

The Closing Balance Sheet shall not include any Liabilities of the Company paid or assumed by Seller pursuant to Section 7.5 of this Agreement except to the extent that such Liabilities are reflected in the Balance Sheet. In calculating the adjustment provided by this Section 2.3(c), it is the intention of the parties to avoid double-counting of items which would result in an inequitable and unintended benefit to one party or parties to the detriment of the other party or parties.

     2.4 Closing. The closing of the purchase and sale of the Shares (the
         -------
"Closing") will take place at the offices of Gray Cary Ware & Freidenrich LLP,
 -------
400 Hamilton Avenue, Palo Alto, California, or at such other place as Purchaser and Seller mutually agree, at 10 a.m. local time on the second Business Day after the day on which the last of the closing conditions set forth in ARTICLE VIII has been satisfied or waived, or such other date as Purchaser and Seller mutually agree upon in writing (the "Closing Date"). Simultaneously with the
                                     ------------
Closing, the following will occur: (a) Purchaser will pay the Purchase Price, less the Escrow Amount, by wire transfer of immediately available funds to such account as Seller may reasonably direct by written notice delivered to Purchaser by Seller not less than two (2) Business Days prior to the Closing Date; and (b) Seller will assign and transfer or will cause to be assigned and transferred to Purchaser good and valid title in and to the Shares, free and clear of all Encumbrances (other than Encumbrances created or suffered to exist by Purchaser), by delivering or causing to be delivered to Purchaser certificates representing the Shares, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank. At the Closing, there shall also be delivered to Seller and Purchaser the certificates and other documents and instruments to be delivered pursuant to ARTICLE VIII. The Escrow Amount so deducted from the Purchase Price will be deposited into escrow and held pursuant to the terms and conditions of the Escrow Agreement.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Except as specifically set forth in the disclosure schedule of Seller (with references to the appropriate section and paragraph number) delivered to Purchaser herewith (the "Disclosure Schedule"), Seller hereby represents and
                         -------------------
warrants to Purchaser as follows:

     3.1 Corporate Existence of Seller. Seller is a corporation duly
         -----------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware. Seller has full corporate power and authority to execute and deliver this Agreement and the documents and instruments contemplated hereby to which it is a party (the "Ancillary Agreements") and to perform its obligations
                          --------------------
hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Seller has delivered to Purchaser or its counsel correct and complete copies of the charter documents of Seller, the Company and each subsidiary of the Company, each as amended to the date of this Agreement.

     3.2 Authority. The execution and delivery by Seller of this Agreement and
         ---------
the Ancillary Agreements and the performance by Seller of its obligations hereunder and thereunder have been duly and validly authorized by the Board of Directors of Seller and except for approval by its stockholders, no other corporate action on the part of Seller or the Company being necessary. This Agreement has been duly and validly executed and delivered by Seller and constitutes, and upon the execution and delivery by Seller of the Ancillary Agreements, such Ancillary Agreements will constitute, legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

     3.3 Corporate Existence of the Company. The Company is a corporation duly
         ----------------------------------
incorporated, validly existing and in good standing under the laws of the State of Illinois, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. The Company is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of its assets and properties or the conduct of its business makes such qualification, licensing or admission necessary.

     3.4 Capital Stock. The authorized capital stock of Seller consists of
         -------------
eleven million (11,000,000) shares, of which ten million (10,000,000) are class A ("Seller Class A Common") or class B ("Seller Class B Common") common stock of
    ---------------------                ---------------------
Seller, par value $1.00 per share, and of which one million ($1,000,000) are preferred stock of Seller, par value $1.00 per share. As of the date of this Agreement, 5,646,981 shares of Seller Class A Common are issued and outstanding, 499,566 shares of Seller Class B Common are issued and outstanding and no shares of Preferred Stock are issued or outstanding. The Seller Class B Common are the only voting securities of Seller. There are no outstanding options or warrants to purchase shares of Seller Class B Common or any securities exchangeable or convertible into or exercisable for shares of Seller Class B Common. There are no voting trusts or other agreements or understandings to which Seller is a party with respect to Seller Class B Common. There are no outstanding rights in favor of any person to purchase shares of Seller Class B Common.

         The authorized capital stock of the Company consists of one thousand (1,000) shares of common stock of the Company, par value $1.00 per share (the "Common Stock"). As of the date of this Agreement, one thousand (1,000) shares
 ------------
of Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights; and no shares of Common Stock are held in the treasury of the Company. There are no outstanding options or warrants to purchase shares of capital stock of the Company or any securities exchangeable or convertible into or exercisable for shares of capital stock of the Company. Seller has good and valid title to the Shares, beneficially and of record, free and clear of all Encumbrances, and has the sole right to transfer the Shares to Purchaser. At the Closing, the Shares shall constitute all of the issued and outstanding capital stock of the Company, and as a result of this Agreement, Purchaser shall be the record and beneficial owner of all capital stock of the Company, free of all Encumbrances. Neither Seller nor the Company is a party to, or bound by, any agreement, instrument or understanding restricting or contemplating the restriction of the transfer of any of the Shares. There are no voting trusts or other agreements or understandings to which Seller, the Company or any of its subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its subsidiaries. Except for this Agreement, there are no outstanding rights in favor of any person to purchase shares of any class or series of capital stock from the Company or any of its subsidiaries.

     3.5 Subsidiaries. Each subsidiary of the Company is a corporation validly
         ------------
existing and in good standing under the laws of its jurisdiction of incorporation identified in Section 3.5 of the Disclosure Schedule, and has full
                            -----------
corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. Each such subsidiary is duly qualified, licensed and is in good standing in those jurisdictions in which the ownership, use or leasing of such subsidiary's assets and properties or the conduct of such subsidiary's business makes such qualification, licensing or admission necessary. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and are owned, directly or indirectly, by the Company or a subsidiary thereof free and clear of all Encumbrances. There are no outstanding options or rights in favor of any person to purchase shares of any class or series of capital stock of any subsidiary of the Company. Section 3.5 of the Disclosure Schedule sets forth the name and
             -----------
jurisdiction of each subsidiary of the Company, the number of authorized and outstanding shares of capital stock of each such subsidiary and a correct and complete list of the holders of record of each subsidiary's outstanding shares of capital stock. None of the subsidiaries of the Company owns any capital stock or other voting securities of, or any other direct or indirect equity interest in, any firm, corporation or other entity (including any joint venture or partnership).

     3.6 No Conflicts. The execution and delivery by Seller of this Agreement do
         ------------
not, and the execution and delivery by Seller of the Ancillary Agreements, the performance by Seller of its obligations under this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not: (a) conflict with or result in a violation or breach of the certificate or articles of incorporation or by-laws of Seller, the Company or any subsidiaries of the Company; (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices described in
Section 3.7, conflict with or result in a violation or breach of any law or
-----------
Order applicable to Seller, the Company, any subsidiaries of the Company or any of their respective assets and properties; or (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Seller, the Company or any of its subsidiaries to obtain any consent, approval or action of, make any filing with or give any notice to any person as a result or under the terms of, (iv) result in or give to any person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Encumbrance upon Seller, the Company or any subsidiary of the Company or any of their respective assets and properties under any agreement to which Seller, the Company or any subsidiary of the Company is a party or by which any of their respective assets or properties is bound.

     3.7 Governmental Approvals and Filings. No consent, approval or action of,
         ----------------------------------
filing with or notice to any Governmental or Regulatory Authority on the part of Seller, the Company or any subsidiary of the Company is required in connection with the due execution, delivery or performance of this Agreement or any of the Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby or the continuation by the Company of its business as presently conducted as a consequence of the Closing, except: (i) the filing of a Notification and Report Form pursuant to the HSR Act and the expiration or early termination of the waiting period thereunder; (ii) any required filings under any applicable foreign antitrust, fair trade or other similar laws and the expiration or termination of waiting periods thereunder; or (iii) any required filing of proxy materials with the Securities and Exchange Commission pursuant to a stockholder's vote.

     3.8 Financial Statements and Condition; Absence of Changes.
         ------------------------------------------------------

          (a) Schedule 3.8(a) of the Disclosure Schedule sets forth copies of
              ---------------
the unaudited balance sheet of the Company and its consolidated subsidiaries as of March 31, 2000 (the "Balance Sheet"), the balance sheet of the Company and
                        -------------
its consolidated subsidiaries as December 31, 1999 and the related consolidated income statement for the period then ended, each together with, if applicable, a true and correct copy of any report on such information, if any, by Arthur Andersen, and the unaudited balance sheet of the Company and its consolidated subsidiaries as December 31, 1998 and the related consolidated income statement for the period then ended. Except as set forth in the notes thereto, all such financial statements were prepared in accordance with GAAP and fairly present in all material respects the consolidated financial condition and results of operations of the Company and its consolidated subsidiaries as of the respective dates thereof and for the respective periods covered thereby.

          (b) The Company has no Liabilities, except for (i) Liabilities set forth on the face of the Balance Sheet (or which are disclosed in the footnotes thereto), (ii) Liabilities which have arisen after the date of the Balance Sheet in the ordinary course of business and which are not required to be disclosed pursuant to the terms of Section 3.8(c) hereof and (iii) payment or performance
                         --------------
obligations arising out of contracts and agreements to which the Company is a party and which are disclosed pursuant to Section 3.18 hereof or are not required to be disclosed pursuant to the terms of Section 3.18 hereof.

          (c) Since the Financial Statement Date:

               (i) neither the Company nor its subsidiaries has (i) amended, or agreed to amend, its charter (or comparable instrument), (ii) merged with or into or consolidated with, or agreed to merge with or into or consolidate with, any other person, or
(iii) except as reasonably required in connection with the transactions contemplated by this Agreement or as described elsewhere in this Agreement, changed, or agreed to change, in any material manner the character of its business;

               (ii) the Company and its subsidiaries have conducted their business only in the usual and ordinary course and in accordance with past practices;

               (iii) there has been no change (or series of changes, casualty or otherwise) in the business, condition (financial or otherwise), results of operations, assets, Liabilities or earnings of the Company, other than changes arising in the ordinary course of business consistent with past practice and experience, none of which changes, individually or in the aggregate, has had or reasonably could be expected to have a Material Adverse Effect on the Company;

               (iv) the Company and its subsidiaries have not made or promised to make any increase in any salaries, rates of pay or other compensation or benefits of any business of its employees, nor has the Company nor its subsidiaries made any accrual for or commitment or agreement to make or pay the same, nor any payment or commitment to pay any severance or termination pay to any of the business of its Employees, except for customary increases and progressions for employees not covered by collective bargaining agreements, which increases and progressions were made in the ordinary course of business or in accordance with applicable collective bargaining agreements or changes in benefits generally provided to all of its hourly and/or salaried employees;

               (v) neither the Company nor its subsidiaries has suffered any strike or other labor trouble, and neither the Company nor its subsidiaries have entered into any material agreement or material negotiation with any labor union or other collective bargaining representative of any business of its employees;

               (vi) there has been no change or, to the knowledge of Seller, any threat of any change, in any of the Company's or its subsidiary's relations with, or any loss of or, to the knowledge of Seller, threat of loss of, any of the suppliers, distributors or customers of its business, or any material decrease or limitation, of any such supplier's provision of services, supplies or materials to the Company or its subsidiaries or any such customer's usage or purchase of services or products of the Company or its subsidiaries that, individually or in the aggregate, has had or reasonably could be expected to have a Material Adverse Effect on the Company or its subsidiaries;

               (vii) there has been no change in the method of accounting or keeping of books of account or accounting practices with respect to the Company or its subsidiaries;

              (viii) neither the Company nor its subsidiaries have waived, or agreed to waive, any right of material value with respect to the Company, its subsidiaries or any of their assets or properties;

              (ix) neither the Company nor its subsidiaries have changed, or agreed to change, any of its business policies or practices, including advertising, marketing, pricing, purchasing, personnel, sales, returns or budget policies or practices, which changes would have a Material Adverse Effect on the Company or its subsidiaries;

               (x) except in the ordinary course of business or as otherwise permitted or required by this Agreement, neither the Company nor its subsidiaries have (i) entered into, or agreed to enter into, any lease (as lessor or lessee) or any license (as licensee or licensor) on behalf of the Company or its subsidiaries, (ii) sold, abandoned or made, or agreed to sell, abandon or make, any other disposition of any of the assets or properties of the Company or its subsidiaries; or (iii) waived or relinquished any other rights of material value;

               (xi) neither Seller, the Company nor its subsidiaries has granted or suffered, or agreed to grant or suffer, any Encumbrance on any assets or stock of the Company or its subsidiaries;

               (xii) except as provided herein, neither the Company nor its subsidiaries has entered into or amended, or agreed to enter into or amend, any contract or other agreement by or to which the Company or its subsidiaries is bound or subject, pursuant to which it agrees to indemnify any party on behalf of the Company or its subsidiaries or pursuant to which it agrees to refrain from competing with any party;

               (xiii) neither the Company nor its subsidiaries has, except in the ordinary course of business, incurred or assumed, or agreed to incur or assume, any material Liability (whether or not currently due and payable);

               (xiv) neither the Company nor its subsidiaries has terminated, or agreed to terminate, or failed to renew or received any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any Contract, license or Permit and/or Approval, where any such termination or failure to renew could reasonably be expected to have a Material Adverse Effect on the Company or its subsidiaries;

               (xv) no Pre-Existing/Continuing Environmental Liabilities which would be required to be reflected on the balance sheet of the Company have arisen; and

               (xvi) neither the Company nor its subsidiaries has entered into, or agreed to enter into, any transaction where the same could reasonably be expected to have a Material Adverse Effect on the Company or its subsidiaries.

     3.9 Taxes. The Company and its subsidiaries have filed or caused to be
         -----
filed all Tax Returns required to be filed under applicable law, and such Tax Returns are true and correct in all material respects. The Company and its subsidiaries have, within the time and in the manner prescribed by law, paid directly or indirectly (and until the Closing will pay directly or indirectly within the time and in the manner prescribed by law) all Taxes that are due and payable. To the Knowledge of Seller, except as set forth on Section 3.9 of the
                                                            -----------
Disclosure Schedule, no examination of any Tax Return is underway as of the date of this Agreement. There are no outstanding (a) powers of attorney granted by the Company or any of its subsidiaries concerning any Tax matter, (b) agreements or waivers extending the statutory period of limitation applicable to any Tax Return of the Company or any of its subsidiaries, (c) agreements entered into with any taxing authority that would have a material and continuing effect on the Company and its subsidiaries after the Closing Date or (d) Encumbrances (and immediately following the Closing Date there will be no Encumbrances) on the assets of the Company relating to or attributable to Taxes other than Encumbrances for Taxes not yet due and payable. None of the Company nor its subsidiaries is a party to any Tax allocation or sharing agreement. None of the Company and its subsidiaries has any liability for the Taxes of any other person other than the Company and its subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise. Neither the Seller nor the Company has been notified of any request for an audit or other examination of any Tax Return of the Company. The Company has no liabilities for unpaid Taxes which have not been accrued or reserved against in accordance with GAAP on the Company's financial statements, whether asserted or unasserted, contingent or otherwise. Neither the Company nor the Seller has Knowledge of any basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Encumbrance on the assets of the Company. None of the Company's assets are treated as "tax-exempt use property", within the meaning of Section 168(h) of the Code. The Company is not, and has not been at any time, a "United States Real Property Holding Corporation" within the meaning of Section 897(c)(2) of the Code. There is no contract, agreement, plan or arrangement to which the Company is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company, individually or collectively, which could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code.

     3.10 Legal Proceedings. There are no Orders outstanding and no Actions or
          -----------------
Proceedings pending against the Company, any of its subsidiaries, any of their respective businesses, assets and properties or any of their officers and directors in their respective capacities as such. To the Knowledge of Seller, there are no claims, Actions or Proceedings threatened against the Company or any of its subsidiaries or any of their respective businesses, assets or properties. To the Knowledge of Seller, the Companies or its subsidiaries, no employee has filed a complaint with any Governmental or Regulatory Authority pertaining to labor or employment matters.

     3.11 Compliance With Laws and Orders. Each of the Company and its
          -------------------------------
subsidiaries is in compliance in all material respects with all applicable laws, rules, regulations, ordinances, decrees, Orders, judgments or Permits and/or Approvals.

     3.12 Employees. Section 3.12 of the Disclosure Schedule lists all Contracts
          ---------  ------------
providing for a commitment of employment or consulting services (and provides a description of all such oral agreements) to which the Company or any of its subsidiaries is a party which either (i) contain severance, bonus or other provisions triggered by the Closing or (ii) contain obligations continuing beyond the Closing Date, and true, correct and complete copies of all such written agreements have been delivered to Purchaser. In addition, Section 3.12
                                                                  ------------
of the Disclosure Schedule identifies all current employees and consultants of the Company and each of its subsidiaries, including, without limitation, all officers of the Company and each of its subsidiaries, and describes the job title of and compensation (including, without limitation, salary, bonuses and perks) payable to, each such individual. None of such employees has indicated to the Company (or relevant subsidiary) a present intention to resign or retire, and the Company (or relevant subsidiary) does not have a present intention to terminate the employment of any of them. No employee of the Company or any of its subsidiaries is in violation of any term of any employment contract (whether written or oral), patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Company or its subsidiaries or any other party (including prior employers) because of the nature of the business now conducted or now proposed to be conducted by the Company or any of its subsidiaries. There is no strike, labor dispute or union organization activities pending or, to the Knowledge of the Seller or the Company, threatened, involving the Company, any of its subsidiaries or their employees. With respect to all of their employees in the United States, the Company and its subsidiaries have obtained documentation within the initial three days of employment of each employee's identity and eligibility to work in the United States, and no such employees will lose their eligibility to work in the United States for the period of one year following the Closing Date. Section 3.12 of the Disclosure
                                               ------------
Schedule identifies each of the Company's employees in the United States whose eligibility to work in the United States exists pursuant to an issued work permit or visa, and describes the current status of each such individual's immigration status. The Company has taken, and will have taken at all times prior to the Closing Date, all steps to perfect each such employee's immigration status. Each of the Company and its subsidiaries is in compliance with all applicable United States and foreign immigration laws with respect to their employees.

     3.13 Company Employee Benefit Plans.
          ------------------------------

          (a) Section 3.13 of the Disclosure Schedule contains a complete and
              ------------
accurate list of each Company Employee Plan established, sponsored or maintained by the Company and any trade or business (whether or not incorporated) which is treated as a single employer with Company within the meaning of Section 414(b),
(c), (m) or (o) of the Code (an "ERISA Affiliate"), for the benefit of any
                                 ---------------
person who performs or who has performed services for Company or with respect to which Company or ERISA Affiliate has or may have any liability or obligation. In addition, Section 3.13 of the Disclosure Schedule lists each Company
          ------------
International Employee Plans. There has been no amendment to, written interpretation or announcement by Company or ERISA Affiliate which would materially increase the expense of maintaining any Company Employee Plan above the level of expense incurred with respect to such Company Employee Plan for the most recent fiscal year included in Company's financial statements.

          (b) Documents. The Company has furnished to Purchaser true and
              ---------
complete copies of documents embodying each of the Company Employee Plans and related plan documents, including, without limitation, to the extent such documents exist, trust documents, group annuity contracts, plan amendments, insurance policies or contracts, participant agreements, employee booklets, administrative service agreements, summary plan descriptions, compliance and nondiscrimination tests for the last three plan years, standard COBRA forms and related notices, registration statements and prospectuses, and, to the extent still in its possession, any material employee communications relating thereto. With respect to each Company Employee Plan which is subject to ERISA reporting requirements, the Company has provided copies of the Form 5500 reports filed for the last three (3) plan years. The Company has furnished Purchaser with the most recent IRS determination or opinion letter issued with respect to each such Company Employee Plan, and nothing material has occurred since the issuance of each such letter which could reasonably be expected to cause the loss of the tax-qualified status of any Company Employee Plan subject to Code Section 401(a).

          (c) Compliance. (i) Each Company Employee Plan has been administered
              ----------
in accordance with its terms and in compliance with the requirements prescribed by any and all statutes, rules and regulations (including ERISA and the Code) which are applicable to it, except as would not have, in the aggregate, a Material Adverse Effect, and Company or ERISA Affiliate have performed all material obligations required to be performed by them under, are not in material respect in default under or violation of and have no knowledge of any material default or violation by any other party to, any of the Company Employee Plans;
(ii) any Company Employee Plan intended to be qualified under Section 401(a) of the Code has either obtained from the IRS a favorable determination, opinion advisory or notification letter, as applicable, to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has applied to the IRS for such a determination letter, if applicable, prior to the expiration of the requisite period under applicable Treasury Regulations or IRS pronouncements in which to apply for such determination letter and to make any amendments necessary to obtain a favorable determination, or has been established under a standardized prototype plan for which an IRS opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer; (iii) none of the Company Employee Plans promises or provides retiree medical benefits to any person other than as required by law; (iv) there has been no "prohibited transaction," (other than exempt prohibited transactions) as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Company Employee Plan, which could reasonably be expected to have, in the aggregate, a Material Adverse Effect; (v) neither Company nor any ERISA Affiliate is subject to any liability or penalty under Sections 4976 through 4980 of the Code or Title I of ERISA with respect to any of the Company Employee Plans; (vi) all contributions required to be made by Company or ERISA Affiliate to any Company Employee Plan have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Company Employee Plan as applicable for the current plan years; (vii) with respect to each Company Employee Plan, no "reportable event" within the meaning of Section 4043 of ERISA (excluding any such event for which the thirty (30) day notice requirement has been waived under the regulations to
Section 4043 of ERISA) nor any event described in Section 4062, 4063 or 4041 or ERISA has occurred; (viii) each Company Employee Plan subject to ERISA, has prepared in good faith and timely filed all requisite governmental reports (which were true and correct as of the date filed) and has properly and timely filed and distributed or posted all notices and reports to employees required to be filed, distributed or posted with respect to each such Company Employee Plan; and (ix) no suit, administrative proceeding, action or other litigation has been brought, or to the knowledge of Company is threatened, against or with respect to any such Company Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor.

          (d) No Title IV or, Multiemployer Plan. Neither Company nor any ERISA
              ----------------------------------
Affiliate has ever maintained, established, sponsored, participated in, contributed to, or otherwise incurred any obligation or liability (including without limitation, contingent liability) under any "multiemployer plan" (as defined in Section 3(37) of ERISA) or to any "pension plan" (as defined in
Section 3(2) of ERISA) subject to Title IV of ERISA or Section 412 of the Code. Neither Company nor any ERISA Affiliate has any actual or potential withdrawal liability

(including without limitation, any contingent liability) for any complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) from any multiemployer plan.

          (e) COBRA, FMLA, HIPAA, CANCER RIGHTS. With respect to each Company
              ---------------------------------
Employee Plan, Company has complied with: (i) the applicable health care continuation and notice provisions of COBRA and the regulations thereunder; (ii) the applicable requirements of the Family and Medical Leave Act of 1993 and the regulations thereunder; (iii) the Health Insurance Portability and Accountability Act; and (iv) the Cancer Rights Act of 1998 except to the extent that such failure to comply would not in the aggregate, have a Material Adverse Effect. Company has no material unsatisfied obligations to any employees, former employees, or qualified beneficiaries pursuant to COBRA, the Health Insurance Portability and Accountability Act, or any state law governing health care coverage extension or continuation.

          (f) Effect of Transaction. The consummation of the transactions
              ---------------------
contemplated by this Agreement will not (i) entitle any current or former employee or other service provider of the Company or any ERISA Affiliate to severance benefits or any other payment (including, without limitation, unemployment compensation, golden parachute bonus or benefits under any Company Employee Plan), except as expressly provided in this Agreement or (ii) accelerate the time of payment or vesting of any such benefits, or increase the amount of compensation due any such employee or service provider (other than full or partial vesting as a result of the actions required under the Agreement). No benefit payable or which may become payable by the Company pursuant to any Company Employee Plan or as a result of or arising under this Agreement shall constitute an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) which is subject to the imposition of an excise Tax under Section 4999 of the Code or the deduction for which would not be disallowed by reason of Section 280G of the Code. Each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to Purchaser or the Company (other than ordinary administration expenses typically incurred in a termination event).

          (g) International Employee Plans. Each Company International Employee
              ----------------------------
Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Company Employee Plan. No Company International Employee Plan has unfunded liabilities, that as of the Closing Date, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent Company or Purchaser from terminating or amending any International Company Employee Plan at any time for any reason.

     3.14 Real Property.
          -------------

          (a) Section 3.14(a) of the Disclosure Schedule contains a list of (i)
              ---------------
each parcel of real property owned by the Company or any of its subsidiaries,
(ii) each parcel of real property leased by the Company or any of its subsidiaries (as lessor or lessee), and (iii) all Encumbrances (other than Encumbrances that will be removed at or prior to the Closing, or Encumbrances disclosed, or given as security for a monetary Liability shown, on the Balance Sheet) on any parcel of real property referred to in clause (i).

          (b) The Company and its subsidiaries have, and at the Closing will have, good and marketable title to each parcel of real property described in clause (i) of paragraph (a) above, free and clear of any Encumbrances, other than Encumbrances that will be extinguished prior to the Closing, Encumbrances that will be removed at or prior to the Closing, or Encumbrances disclosed, or given as security for a monetary Liability shown, on the Balance Sheet, and have valid and subsisting leasehold estates in the respective real properties otherwise leased by them as lessee under leases referred to in clause (ii) of paragraph (a) above free and clear of Encumbrances upon the lessee's interest other than Encumbrances that will be extinguished at or prior to the Closing, or Encumbrances disclosed, or given as security for a monetary Liability shown, on the Balance Sheet. Each such lease is a legal, valid and binding agreement, enforceable in accordance with its terms, and no default has occurred, nor has there occurred any event which with notice, the passage of time, or both, would constitute a default under such lease.

          (c) (i) There are no structural, electrical, mechanical, plumbing, roof, paving or other defects in any improvements located on any such real property as could, either individually or in the aggregate, have a Material Adverse Effect on the use, development, occupancy or operation thereof as presently contemplated, (ii) there are no natural or artificial conditions upon any such real property or any other facts or conditions which could, in the aggregate, have a Material Adverse Effect on the transferability, financeability, ownership, leasing, use, development, occupancy or operation of any such real property, (iii) there are no parties in possession of any portion of any such real property, whether as tenants, trespassers or otherwise, except the Company, (iv) there are no pending or, to the Knowledge of Seller, threatened assessments, improvements or activities of any public or quasi-public body either planned, in the process of construction or completed which may give rise to any material assessment against any such real property, and (v) all utilities required for the conduct of the business as presently conducted are installed and legally available for use at such real property upon payment at market rate consumption charges.

     3.15 Adequacy of Assets. Except as otherwise set forth in any section of
          ------------------
the Disclosure Schedule to this Agreement, and subject to any and all limitations and qualifications set forth elsewhere in this ARTICLE III, the
                                                           -----------
Company and its subsidiaries have possession of, and right to use, all of the tangible and intangible, real and personal property assets required for the conduct of its business as presently conducted, including, but not limited to, all Intellectual Property rights.

     3.16 Tangible Personal Property. The Company and its subsidiaries are in
          --------------------------
possession of and have good title to, or valid leasehold interests in or valid rights to use, all tangible personal property which is used in and which is material to the business of the Company and its subsidiaries taken as a whole free of Encumbrances other than Encumbrances that will be removed at or prior to the Closing, or Encumbrances disclosed, or given as security for a monetary Liability shown, on the Balance Sheet.

     3.17 Intellectual Property Rights.
          ----------------------------

          (a) Section 3.17 of the Disclosure Schedule contains an accurate and
              ------------
complete description of all Company Intellectual Property.

          (b)

                 (i) Each item of Company Intellectual Property is free and clear of any Encumbrances;

                (ii) the Company is the owner of all right, title and interest in or is the exclusive licensee of all Company Intellectual Property;

               (iii) the Company is the owner of all right, title and interest in, and has good title to, (a) all trademarks, service marks and trade names used in connection with the operation or conduct of the business of the Company, including the sale of any products or technology or the provision of any services by the Company, (b) all copyrighted works that are or are part of Company products, (c) all patents and patent applications of the Company Intellectual Property, and (d) other works of authorship and inventions that the Company otherwise purports to own;

               (iv) the Company has not transferred ownership of any right, title or interest in, or granted any license under or right to use or authorized the retention of any rights to use, any Intellectual Property that is or was Company Intellectual Property, to any other person or entity;

               (v) [intentionally omitted];

               (vi) there are no persons or entities to whom Company has d elivered copies of the source code to any Company Intellectual Property, whether under an escrow arrangement or otherwise, or persons or entities who have the right to receive such source code;

               (vii) all Company Intellectual Property, including any item thereof, is and will be fully transferable, assignable and licensable by or between Company or Purchaser without restriction and without payment of any kind to any third party;

               (viii) the consummation of the transactions contemplated by this Agreement will not result in the loss of, or otherwise adversely affect, any ownership rights of the Company in any Company Intellectual Property;

               (ix) the consummation of the transactions contemplated by this Agreement will not result in the breach or termination of any license, contract or agreement to which Company is a party respecting any Intellectual Property;

               (x) the operation of the business of the Company and its subsidiaries: (a) did not, and (b) to the Knowledge of Seller, will not, when conducted in substantially the same manner following the Closing, infringe or misappropriate any Intellectual Property of any person or entity, violate the rights of any person or entity, or constitute unfair competition or trade practices under the laws of any jurisdiction, and neither the Company nor its subsidiaries has received notice from any person or entity claiming that such operation or any act, product, process, technology or service (including products, processes, technology or services currently under development) of the Company or its subsidiaries infringes or misappropriates any Intellectual Property of any person or entity or constitutes unfair competition or trade practices under the laws of any jurisdiction or any claim challenging the ownership, validity or effectiveness of any of the Company Intellectual Property (nor is Seller or the Company aware of any basis therefor);

               (xi) to the Knowledge of Seller, there are no contracts, licenses or agreements between the Company or its subsidiaries and any other person or entity with respect to Company Intellectual Property under which there is any dispute regarding the scope of such agreement or performance under such agreement, including with respect to any payments to be made or received by the Company thereunder;

               (xii) to the Knowledge of Seller, no person or entity (including any employee or former employee of Company) is infringing, misusing or misappropriating any Company Intellectual Property, and neither Seller, the Company nor its subsidiaries has received any communication alleging that they have violated, or by conducting their businesses as proposed, would violate, any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party;

               (xiii) no Company Intellectual Property or product, process, technology or service of the Company is subject to any proceeding, lawsuit or action or outstanding decree, order, judgment, agreement or stipulation that restricts in any manner the manufacture, use, sale, transfer or licensing by the Company of Company Intellectual Property or any product, process, technology or service of the Company or may affect the validity, use or enforceability of such Company Intellectual Property, and there are no claims challenging or questioning the validity or effectiveness of any license or agreement relating to any Company Intellectual Property;

               (xiv) neither the Company nor its subsidiaries has entered into any agreement or offered to indemnify any other person or entity against any charge of infringement with respect to any Company Intellectual Property;

               (xv) neither the Company nor its subsidiaries have entered into any agreement granting any third party the right to bring infringement actions with respect to, or otherwise enforce rights with respect to, any Company Intellectual Property;

               (xvi) the Company and its subsidiaries have the exclusive right to file, prosecute and maintain all existing applications and registrations with respect to the Company Intellectual Property;

               (xvii) the ownership of the Company by Purchaser upon the Closing will not result in the granting by Purchaser of any Intellectual Property rights of Purchaser (other than Company Intellectual Property rights) to any person or entity;

               (xviii) Seller has filed applications for registration or issuance of Company Intellectual Property listed in Section 3.17(b)(xviii) of the Disclosure Schedule in the jurisdictions set forth thereon and those applications are currently pending and have not been abandoned or withdrawn. Seller has not failed to file in a timely manner any application to register or issue any Company Intellectual Property in any jurisdiction worldwide where such failure to timely file could have an adverse impact on Purchaser's ability to or priority in doing so in such jurisdiction so as to have a material adverse effect on the Company or its business;

               (xix) to the Knowledge of Seller, no third party has a reason to object to or oppose any application filed by Seller, the Company or its subsidiaries prior to
Closing to register any Company Intellectual Property; and

               (xx) to the Knowledge of the Seller, all Company Intellectual Property has been registered, filed, certified or otherwise perfected by recordation with the proper Governmental or Regulatory Authority, and all registrations and patents associated with Company Intellectual Property, whether owned by the Company or its subsidiaries or licensed, are valid and subsisting.

          (c) There are no actions that must be taken by the Company or its subsidiaries within ninety (90) days of the date of this Agreement, including the payment of any registration, maintenance or renewal fees or the filing of any documents, applications or certificates for the purposes of maintaining, perfecting or preserving or renewing any registered Company Intellectual Property.

          (d) In each case in which the Company or its subsidiaries have acquired any Company Intellectual Property rights from any person, it has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Company Intellectual Property (including the right to seek past and future damages with respect thereto) to it and, to the maximum extent provided for by, and in accordance with, applicable laws and regulations, the Company or its subsidiaries has recorded each such assignment with the relevant governmental authorities, including the PTO, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be.

     3.18 Contracts.
          ---------

          (a) Section 3.18(a) of the Disclosure Schedule (with paragraph
              ---------------
references corresponding to those set forth below) contains a list of each of the following Contracts to which the Company or any of its subsidiaries is a party or by which any of their respective assets and properties is bound as of the date of this Agreement:

                 (i) all Contracts (excluding Benefit Plans) providing for a commitment of employment or consulting services;

                (ii) all Contracts with any person containing any provision or covenant prohibiting or materially limiting the ability of the Company or any of its subsidiaries to engage in any business activity or compete with any person or prohibiting or materially limiting the ability of any person to compete with the Company or any of its subsidiaries;

               (iii) all partnership or joint venture agreements;

               (iv) all Contracts relating to Indebtedness of the Company or any of its subsidiaries (other than Indebtedness owing to the Company or any wholly-owned subsidiary of the Company);

               (v) all Contracts providing for (A) the future disposition or acquisition of any assets and properties material to the business or condition of the Company and its subsidiaries taken as a whole, other than dispositions or acquisitions in the ordinary course of business, and (B) any merger or other business combination;

               (vi) all Contracts between or among the Company or any of its subsidiaries, on the one hand, and Seller or any Affiliate (other than the Company or any of its subsidiaries) of Seller;

               (vii) all Contracts (other than this Agreement) that (A) limit or contain restrictions on the ability of the Company or any of its subsidiaries to declare or pay dividends on, to make any other distribution in respect of or to issue or purchase, redeem or otherwise acquire its capital stock, to incur Indebtedness, to incur or suffer to exist any Encumbrance, to purchase or sell any assets and properties, to change the lines of business in which it participates or engages or to engage in any merger or other business combination or (B) require the Company or any of its subsidiaries to maintain specified financial ratios or levels of net worth or other indicia of financial condition;

               (viii) any collective bargaining agreement;

               (ix) all material licensing agreements; and

               (x) all other Contracts that (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to the Company or any of its subsidiaries of more than One Hundred Thousand Dollars ($100,000) and (B) cannot be terminated within one hundred eighty (180) days after giving notice of termination without resulting in any material cost or penalty to the Company or any of its subsidiaries.

          (b) Seller has previously delivered to Purchaser a true, correct and complete copy of each written Contract listed in Section 3.18 of the
                                                     ------------
Disclosure Schedule, (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in Section 3.18 of
                                                               ------------
the Disclosure Schedule; each such Contract constitutes the entire agreement between the Company or its subsidiaries, on the one hand, and the other party(ies) to such Contract, on the other hand; no such Contract has been modified or amended in any respect; and no party has repudiated any provision of any Contract. Each Contract disclosed in Section 3.18(a) of the Disclosure
                                         ---------------
Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, and neither the Company or any of its subsidiaries nor, to the Knowledge of Seller, any other party to such Contract is in material violation of or material default under any such Contract (or with notice or lapse of time or both, would be in material violation of or material default under any such Contract).

          (c) No party to any material Contract has communicated to the Seller, Company or any of its subsidiaries any intention to cancel, withdraw, modify or amend such contract, agreement or arrangement whether by reason of the transactions contemplated by this Agreement or otherwise.

     3.19 Permits and/or Approvals. The Company and its subsidiaries have or
          ------------------------
will have applied for all Permits and/or Approvals required for the conduct of the business of the Company and its subsidiaries as presently conducted and for the ownership, leasing, use, development, occupancy and operation of their respective assets and properties (other than Permits and/or Approvals, the absence of which could not reasonably be expected to have a Material Adverse Effect on the transferability, financeability, use, development, occupancy or operation of any such assets or properties). Each such Permit and/or Approval is valid, binding and in full force and effect, and the status of such Permit and/or Approval will not be affected by the Closing. To the Knowledge of Seller, neither the Company nor any of its subsidiaries is in default (or with the giving of notice or lapse of time or both, would be in default) under any such Permit and/or Approval in any material respect.

     3.20 Affiliate Transactions. There is no Indebtedness or other amounts
          ----------------------
owing under Contracts between the Company or any of its subsidiaries, on the one hand, and Seller, any officer, director, or Affiliate (other than the Company and its subsidiaries) of Seller, on the other hand.

     3.21 Environmental Matters.
          ---------------------

          (a) The Company has complied, and is in compliance, with all applicable Environmental Laws;

          (b) The Company has obtained all environmental, health and safety Governmental Permits necessary for its operation or required by any Environmental Laws, all such Governmental Permits are in good standing, and the Company is in substantial compliance with all terms and conditions of such permits;

          (c) Neither the Company nor any of the Real Property nor present nor past Company operations is subject to any pending or ongoing investigation by, notice or order from or agreement with any person (including, without limitation, any prior owner or operator of the Real Property) with respect to any (i) claim with respect to any Environmental Law, (ii) Remedial Action, or
(iii) claim of losses and expenses arising from the Release or threatened Release of a Hazardous Material;

          (d) The Company is not subject to any pending or existing judicial or administrative proceeding, Court Order or settlement alleging or addressing a violation of or liability under any Environmental Law;

          (e) The Company has not filed in the past, is not in the process of filing, has no filing pending, and the Company does not intend to file, any notice or report under any Environmental Law reporting a violation of any Environmental Law;

          (f) There is not now, and to the Knowledge of Seller and the Company there has never been, in any Real Property: (i) any underground storage tank or surface impoundment; (ii) any landfill or waste pile which either is or was used to dispose or store any Hazardous Material or contains or contained a substantial volume of Hazardous Material, except in compliance with applicable Environmental Laws; or (iii) any polychlorinated biphenyls;

          (g) The Company has not received any notice of claim to the effect that it is or may be liable to any person as a result of the Release or threatened Release of a Hazardous Material into the environment from or on any Real Property;

          (h) There is no Environmental Encumbrance on any Real Property;

          (i) Any asbestos containing material which is on or part of any Real Property (excluding any raw materials used in the manufacture of products or products themselves) is in good repair according to the current standards and practices governing such material, and its presence or condition does not violate any currently applicable Environmental Law;

          (j) None of the products the Company manufactures, distributes or sells or has manufactured, distributed or sold in the past, contains asbestos-containing material;

          (k) Other than Hazardous Materials reasonably necessary for the conduct of the Company's operations which are properly stored in compliance with applicable Environmental Laws, no Hazardous Material is present on, at or beneath the Real Property, and no reasonable likelihood exists that any Hazardous Material present on other property will come to be present on, at or beneath the Real Property;

          (l) Hazardous Materials Activities (i) have been conducted in compliance with applicable Environmental Laws, and (ii) have not resulted in the exposure of any person to a Hazardous Material in a manner which has or could reasonably be expected to cause an adverse health effect to such person;

          (m) No Court Order, action, proceeding, liability or claim exists or, to the knowledge of the Company, is threatened, against any Disposal Site, Disposal Agent, Waste Hauler or Recycler or against the Company with respect to any transfer or release of Hazardous Materials by the Company to a Disposal Site, and there is no valid basis for such claim;

          (n) No Hazardous Materials have been released from the Real Property at levels above the reportable quantities specified in any applicable Environmental Laws, except in compliance with applicable Environmental Laws or Government Permits;

          (o) Neither Seller nor the Company knows of any fact or circumstance which could reasonably be expected to involve the Company in any environmental litigation or impose upon the Company any environmental liability which would have a Material Adverse Effect;

          (p) No environmental audits or environmental assessments of any Real Property have been conducted within the preceding ten years; and

          (q) Seller and the Company have complied with all environmental disclosure obligations imposed upon the Company with respect to the transactions contemplated by this Agreement.

     3.22 Accounts Receivable; Inventory. Subject to any allowances set forth in
          ------------------------------
the Company's Balance Sheet, the accounts receivable shown in the Balance Sheet, arose in the ordinary course of business; were not, as of the date of the Balance Sheet, subject to any material discount, contingency, claim of offset or recoupment or counterclaim; and represented, as of the date of the Balance Sheet, bona fide claims against debtors for sales, leases, licenses and other charges. All accounts receivable of the Company arising after the date of the Balance Sheet through the date of this Agreement arose in the ordinary course of business and, as of the date of this Agreement, are not subject to any material discount, contingency, claim of offset or recoupment or counterclaim, except for normal allowances consistent with past practice. The amount carried for doubtful accounts and allowances disclosed in the Balance Sheet is believed by the Company as of the date of this Agreement to be sufficient to provide for any material losses which may be sustained on realization of the accounts receivable shown in the Balance Sheet. As of the date of the Balance Sheet, the inventories shown on the Balance Sheet consisted of items of a merchantable condition and of a quantity and quality suitable, usable and salable in the ordinary course of business for the purpose for which they are intended. All such inventories are valued on the Balance Sheet in accordance with GAAP and sufficient allowances have been established on the Balance Sheet, in each case in an amount believed by the Company as of the date of the Balance Sheet to be adequate, for material slow-moving, obsolete or unusable inventories. The inventories shown in the Balance Sheet do not consist of any manufactured to customer specifications effectively rendering the Inventories saleable only to that customer.

     3.23 Insurance. The Company has delivered to Purchaser copies of each
          ---------
insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) with respect to which the Company is a party, a named insured, or otherwise the beneficiary of coverage as of the date of this Agreement and such policies are sufficient to meet the Company's existing legal and contractual obligations. With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable and in full force and effect in all respects and there has been no notice of cancellation or nonrenewal of the policy received; (B) the Company is not in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (C) no party to the policy has repudiated any material provision thereof. Section 3.23 of the
                                                             ------------
Disclosure Schedule describes all insurance policies and any self-insurance arrangements presently maintained by, or for the benefit of, the Company as of the date of this Agreement.

     3.24 Disclosure. No representation or warranty made by Seller or the
          ----------
Company in this Agreement or the exhibits or schedules hereto or certificates delivered hereunder, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

     3.25 Product Liability Claims. At no time during the five years preceding
          ------------------------
the date of this Agreement has the Company or, to the Knowledge of Seller, any of the Company's predecessors in interest, been subject to any material product liability claim relating to any of the Company's products and, to the Knowledge of Seller, no such claim is threatened nor does any circumstance or condition exist that Seller reasonably expects to give rise to any such claim.

     3.26 Brokers; Finders. No broker, investment bank, financial advisor or
          ----------------
other person or entity, other than Robert W. Baird & Co. Incorporated, the fees and expenses of which will be paid by Seller, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon the arrangements made by or on behalf of Seller or the Company.

     3.27 Questionable Payments. Neither the Company nor any of its subsidiaries
          ---------------------
nor any director, officer or other employee, agent or representative of the Company or its subsidiaries: (i) has made any payments or provided services or other favors in the United States or in any foreign country in order to obtain preferential treatment or consideration by any Governmental or Regulatory Authority with respect to any aspect of the business of the Company or any subsidiary; or (ii) has made any political contributions which would not be lawful under the laws of the United States or the foreign country in which such payments were made. To the Knowledge of the Seller and the Company, neither the Company nor any of its subsidiaries, nor any director, officer or other employee, agent or representative of the Company or any of its subsidiaries or any customer or supplier of any of them has been the subject of any inquiry or investigation by any Governmental or Regulatory Authority in connection with payments or benefits or other favors to or for the benefit of any governmental or armed services official, agent, representative or employee with respect to any aspect of the business of the Company or any of its subsidiaries or with respect to any political contribution.

     3.28 Compliance with United States Customs Regulations. The Company has not
          -------------------------------------------------
received any correspondence from the United States Customs Service regarding any pre-penalty notice, notice of penalty, notice of redelivery, marking notice, customs inquiry, notice of proposed rate or value advance, notice of audit or investigation by a special agent, import specialist or other United States Customs Service Official. The Company has not paid and does not currently pay any buying commissions, quota charges, fees or royalties for design services, royalties or license fees or management fees.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Seller as follows:

     4.1 Corporate Existence of Purchaser. Purchaser is a corporation duly
         --------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware. Purchaser has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

     4.2 Authority. The execution and delivery by Purchaser of this Agreement
         ---------
and the Ancillary Agreements and the performance by Purchaser of its obligations hereunder and thereunder have been duly and validly authorized by the Board of Directors of Purchaser, no other corporate action on the part of Purchaser or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Ancillary Agreements, such Ancillary

Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

     4.3 No Conflicts. The execution and delivery by Purchaser of this Agreement
         ------------
do not, and the execution and delivery by Purchaser of the Ancillary Agreements, the performance by Purchaser of its obligations under this Agreement and such Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not: (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of Purchaser; or (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices described in
Section 4.4, conflict with or result in a violation or breach of any law or
-----------
Order applicable to Purchaser or any of its assets and properties; except as could not reasonably be expected to have a Material Adverse Effect on the validity or enforceability of this Agreement or the Ancillary Agreements or on the ability of Purchaser to consummate the transactions contemplated hereby or by any of the Ancillary Agreements or to perform any of its obligations hereunder or thereunder.

     4.4 Governmental Approvals and Filings. No consent, approval or action of,
         ----------------------------------
filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the due execution, delivery or performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby, except: (i) the filing of a Notification and Report Form pursuant to the HSR Act and the expiration or early termination of the waiting period thereunder; or (ii) any required filings under any applicable foreign antitrust laws and the expiration or termination of waiting periods thereunder.

     4.5 Legal Proceedings. There are no Orders outstanding and no Actions or
         -----------------
Proceedings pending or, to the Knowledge of Purchaser, threatened against, relating to or affecting Purchaser which could reasonably be expected to delay or to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements or otherwise to impair the ability of Purchaser to perform its obligations under this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby.

     4.6 Purchase for Investment. The Shares will be acquired by Purchaser for
         -----------------------
its own account for the purpose of investment, it being understood that the right to dispose of such Shares shall be entirely within the discretion of Purchaser. Purchaser will refrain from transferring or otherwise disposing of any of the Shares, or any interest therein, in such manner as to cause Seller to be in violation of the registration requirements of the Securities Act of 1933, as amended, or applicable state securities or blue sky laws.

     4.7 Financing. Purchaser has or will have sufficient cash and/or available
         ---------
borrowing capacity to pay the Purchase Price and to make all other necessary payments of fees and expenses in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

                                   ARTICLE V

                               COVENANTS OF SELLER

     Seller covenants and agrees with Purchaser that, at all times from and after the date hereof until the Closing, Seller will comply with all applicable covenants and provisions of this ARTICLE V, except to the extent Purchaser may
                                 ---------
otherwise consent in writing.

     5.1 Regulatory and Other Approvals.
         ------------------------------

          (a) Seller will, and will cause the Company and its subsidiaries to,
(a) proceed diligently, expeditiously and in good faith as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other person required of Seller, the Company or any of its subsidiaries to consummate the transactions contemplated hereby and by the Ancillary Agreements,
(b) provide such other information and communications to such Governmental or Regulatory Authorities or other persons as such Governmental or Regulatory Authorities or other persons may reasonably request in connection therewith, and
(c) cooperate with Purchaser in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other persons required of Purchaser to consummate the transactions contemplated hereby and by the Ancillary Agreements. Seller will provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other person regarding any of the transactions contemplated by this Agreement or any of the Ancillary Agreements. The preliminary Proxy Statement shall be filed on a confidential basis and the confidentiality of the Proxy Statement shall be maintained as long as possible.

          (b) As promptly as practicable after the execution of this Agreement, Seller shall prepare and file with the Securities and Exchange Commission the Proxy Statement. The Proxy Statement shall include the recommendation of the Board of Directors of Seller in favor of approval and adoption of this Agreement and the transactions contemplated hereby. Seller shall use its best efforts to make all necessary filings with respect to the transactions contemplated hereby under the Securities Exchange Act of 1934, as amended, and applicable state securities laws and the rules and regulations thereunder, and to obtain clearance of any comments with the Securities and Exchange Commission as soon as practicable. The Proxy Statement shall not condition the approval of this Agreement and the transactions contemplated hereby on the approval of any other matters submitted to the stockholders for vote.

     5.2 Investigation by Purchaser. Seller will, and will cause the Company and
         --------------------------
its subsidiaries to, (a) provide (i) Purchaser and (ii) the officers, employees, counsel, accountants, financial advisors, consultants and other representatives (together, "Representatives") of Purchaser with access during normal business
            ---------------
hours, to all officers, employees, agents and accountants of the Company and its subsidiaries and their assets, properties, books and records, and (b) make available to Purchaser and such other persons all such information and data concerning the business and operations of the Company and its subsidiaries as Purchaser or any of such other persons reasonably may request in connection with such investigation (including such access and information as may be required for an environmental audit), except to the extent that furnishing any such information or data would violate any law, Order, Contract or Permit and/or Approval applicable to Seller, the Company or any of their respective subsidiaries or by which any of their respective assets or properties is bound.

    5.3 Conduct of Business. Seller will cause the Company and its subsidiaries
        -------------------
to conduct business only in the ordinary course. Without limiting the generality of the foregoing, Seller will cause the Company and its subsidiaries to (a) preserve intact the present business organization and reputation of the Company and its subsidiaries in all material respects, (b) use their best efforts to keep available and retain the services of all employees of the Company and its subsidiaries and to encourage such employees to continue in the employment of the Company, (c) maintain the assets and properties of the Company and its subsidiaries in good working order and condition, subject to ordinary wear and tear, (d) maintain the good will of key customers, suppliers and lenders and other persons with whom the Company or any of its subsidiaries otherwise has significant business relationships, and (e) maintain the Company Intellectual Property and preserve all protections thereof, including but not limited to responding appropriately and in a timely manner to any office action issued by the United States Patent and Trademark Office or to any other inquiry by any other governmental or regulatory agency or any third party regarding the Company Intellectual Property.

     5.4 Certain Restrictions. Except as contemplated by this Agreement, Seller
         --------------------
will cause the Company and its subsidiaries to refrain from:

          (a) amending their certificates or articles of incorporation or by-laws (or other comparable corporate charter documents) or taking any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of any such corporation;

          (b) authorizing, issuing, selling or otherwise disposing of any shares of capital stock of or any option, warrant or other right with respect to the capital stock of the Company or any of its subsidiaries, or modifying or amending any right of any holder of outstanding shares of capital stock of or options with respect to the Company or any of its subsidiaries;

          (c) except for with respect to transfers to and from Seller's central cash account made in the ordinary course of business, declaring, setting aside or paying any dividend or other distribution, directly or indirectly, by the Company, or directly or indirectly redeeming, purchasing or otherwise acquiring any capital stock of or any option with respect to the Company or any of its subsidiaries not wholly owned, directly or indirectly, by the Company;

          (d) other than in the ordinary course of business, acquiring or disposing of, or incurring any Encumbrance on, any assets and properties;

          (e) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any Contracts or licenses that exceed One Hundred Thousand Dollars ($100,000) in the aggregate or have a term exceeding six months, except for revenue related licensing agreement and other Contracts entered into in the ordinary course of business;

          (f) (i) incurring or obtaining a draw on any Indebtedness or (ii) other than as contemplated by this Agreement, purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any right under, any Indebtedness;

          (g) engaging with any person (other than a direct or indirect wholly-owned subsidiary of the Company) in any merger or other business combination;

          (h) making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets or entering into any operating lease in the aggregate in excess of $100,000;

          (i) except to the extent required by applicable law, making any material change in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy, or (B) any method of calculating any bad debt, contingency or other reserve for accounting, financial reporting or Tax purposes;

          (j) except to the extent required by applicable law, adopting, entering into or becoming bound by any material Benefit Plan, employment-related Contract or collective bargaining agreement, or amending, modifying or terminating (partially or completely) any such Benefit Plan, employment-related Contract or collective bargaining agreement;

          (k) making any change in its fiscal year;

          (l) causing or committing the damage, destruction, or loss of (whether or not covered by insurance) any property other than dispositions of property in the ordinary course of business;

          (m) making any loan to, any director, officer, or employee, except cash advances in the ordinary course of business;

          (n) granting any increase in the base compensation of any director, or, except in the ordinary course of business, any officer or employee;

          (o) making any other change in employment terms that will be in force on the Closing Date for any director, officer, or employee outside the ordinary course of business;

          (p) initiating any lawsuit or similar grievance except in the ordinary course of business; or

          (q) entering into any Contract to do or engage in any of the foregoing.

     5.5 Litigation. From the date hereof through the Closing Date, Seller shall
         ----------
promptly notify Purchaser of any investigations of which Seller has knowledge or any lawsuits, claims, notices of violation or proceedings that after the date hereof are commenced or, to the Knowledge of Seller, threatened, against the Company or any of its subsidiaries.

     5.6 Insurance. From the date hereof through the Closing Date, Seller shall
         ---------
maintain in force (including necessary renewals thereof) any insurance policies listed on Section 3.23 of the Disclosure Schedule, except to the extent that
          ------------
they may be replaced with policies or self-insurance determinations appropriate to insure that the assets, properties and business of the Company to the same extent as currently insured.

     5.7 Exclusivity. Neither Seller nor any of its respective Affiliates,
         -----------
agents, or representatives will (and Seller will not cause or permit the Company or its subsidiaries to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of any capital stock or other voting securities of the Company (other than pursuant to director and employee stock options and contractual obligations disclosed in the Disclosure Schedule), or any substantial portion of the assets, of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. In addition, Seller will not (i) transfer any of the Shares or (ii) vote any of the Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange.

     5.8 Termination of Benefits Plans. The Company or its relevant subsidiary,
         -----------------------------
effective immediately prior to the Closing, shall by action of its Board of Director terminate all Company Employee Plans, except the Company's vacation and health plans, which shall be terminated as soon as coverage begins under Purchaser's vacation and health plans, and shall terminate all administrative agreements, trust agreements, contracts and/or policies associated with all Company Employee Plans, and shall commence all administrative actions as are necessary properly and legally to terminate such Company Employee Plans, as demonstrated by documents or other evidence reasonably satisfactory to Purchaser.

     5.9 Elimination of Debt. Seller shall pay or forgive all of the Company's
         -------------------
long term debt, including, but not limited to all current maturities of long term debt, and all intercompany debt, prior to the Closing Date; provided, however, that such long term debt shall not include any capital leases.

     5.10 Fulfillment of Conditions Seller will use its best efforts to satisfy
          -------------------------
each condition to the obligations of Purchaser contained in this Agreement and will not, and will not permit the Company or any of its subsidiaries to, take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition. Seller shall give prompt written notice to Purchaser of any event, condition or circumstance occurring from the date hereof through the Closing Date that would cause the representations and warranties set forth in Article III of this Agreement to become untrue in any material respect
         -----------
or that would constitute a material violation or breach of this Agreement. No disclosure pursuant to this Section 5.10 shall be deemed to amend or supplement the Disclosure Schedule, to prejudice any right of Purchaser to assert a claim for indemnity under Article IX hereof, or to prevent or cure any
                    ----------
misrepresentation or breach of this Agreement. Notwithstanding the foregoing, the delivery of any notice pursuant to this Section 5.10 shall not (a) constitute an admission that such an event has occurred or (b) limit or otherwise effect any remedies or defenses available to the party giving such notice.

     5.11 Assignment of Chicago Lease. Prior to the Closing and effective as of
          ---------------------------
the Closing, (i) Seller shall cause to be assigned to the Company all leasehold interests held by Seller and/or Gilbert Associates, Inc., as lessee, with respect to the Chicago Lease, and (ii) Seller shall obtain lessor's written consent thereto pursuant to the Chicago Lease. The form and the terms, covenants, and conditions of such assignment document and of such written consent thereto of landlord shall be subject to the prior written approval of Purchaser, in Purchaser's reasonable discretion.

     5.12 Resolution of Melbourne Lease Guarantor and Letter of Credit Matters.
          --------------------------------------------------------------------
Seller has advised Purchaser that Seller made, and is subject to the guarantor's obligations under, the Melbourne Lease Guaranty, and that in connection therewith Seller caused to be issued an irrevocable standby letter of credit in the amount of One Million Dollars ($1,000,000.00) as further described in the definition herein of "Melbourne Lease Letter of Credit." Seller further has advised Purchaser that Seller desires to be relieved of its obligations as guarantor pursuant to the Melbourne Lease Guaranty, and to have the Melbourne Lease Letter of Credit released, effective as of the Closing. With respect to any such relief from guarantor obligations and with respect to any such release of the Melbourne Lease Letter of Credit, Seller has advised Purchaser that it is presently unknown what terms, covenants and conditions would be agreed to, or imposed by, the Melbourne Lease landlord or by the beneficiary of the Melbourne Lease Letter of Credit. The matters and issues addressed by each and all of the preceding sentences of this Section 5.12 are collectively referred to as the "Melbourne Lease Guarantor and Letter of Credit Matters." Seller shall cause the Melbourne Lease Guarantor and Letter of Credit Matters to be fully resolved in writing pursuant to the written consent of both the Melbourne Lease landlord and the beneficiary of the Melbourne Lease Letter of Credit. Such resolution shall occur prior to, and shall be effective as of, the Closing. Further, such resolution, in whole and in its parts, shall be subject to the prior written approval of Purchaser, in Purchaser's reasonable discretion; provided, however, that in no event shall Purchaser be required to (i) enter into a letter of credit in any amount or (ii) resolve such matters on terms less favorable than currently exists. Without limitation, such prior written approval of Purchaser shall be required with respect to any demand or requirement from the Melbourne Lease landlord or from the beneficiary of the Melbourne Lease Letter of Credit that (i) the Company or the Purchaser cause to submit a security deposit in any amount under the Melbourne Lease, or that (ii) the Purchaser, or a corporate affiliate of the Purchaser or of the Company, be required to serve as guarantor under the Melbourne Lease. Without limitation, Seller shall diligently cooperate with Purchaser to keep Purchaser closely and timely informed of the status of such resolution efforts and of any meetings to be held with the Melbourne Lease landlord or the beneficiary of the Melbourne Lease Letter of Credit, and Seller shall timely provide Purchaser with copies of any and all correspondence with, and any and all proposed or draft agreements, sent to or received from the Melbourne Lease landlord or the beneficiary of the Melbourne Lease Letter of Credit. Purchaser shall have the right but not the obligation (such right to be exercised in Purchaser's discretion), to review or participate in any or all efforts, discussions, document preparation, and negotiations regarding resolution of the Melbourne Lease Guarantor and Letter of Credit Matters.

     5.13 Holding Company. In the event Seller, with Purchaser's consent, has
          ---------------
transferred the Shares to a wholly-owned subsidiary of Seller prior to the Closing, with such subsidiary to sell the Shares to Purchaser, Seller shall cause such subsidiary to become a party to this Agreement and all the obligations of Seller hereunder shall be binding upon such subsidiary as well as Seller.

     5.14 Voting Agreements. In the event that at any time prior to Closing the
          -----------------
number of shares eligible to vote or that would be eligible to vote covered by the Voting Agreements attached hereto as Exhibit C does not constitute at least
                                         ---------
51% of Seller's voting securities entitled to vote for the matters set forth in the Proxy Statement, Seller shall use its best efforts to have stockholders entitled to vote thereon enter into such Voting Agreements so as to cover 51% of Seller's voting securities entitled to vote thereon.

                                   ARTICLE VI

                             COVENANTS OF PURCHASER

     Purchaser covenants and agrees with Seller that, at all times from and after the date hereof until the Closing, Purchaser will comply with all covenants and provisions of this ARTICLE VI, except to the extent Seller may
                                 ----------
otherwise consent in writing.

     6.1 Regulatory and Other Approvals. Purchaser will (a) proceed diligently,
         ------------------------------
expeditiously and in good faith obtain as promptly as practicable all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other person required of Purchaser to consummate the transactions contemplated hereby and by the Ancillary Agreements, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other persons as such Governmental or Regulatory Authorities or other persons may reasonably request in connection therewith, and (c) provide reasonable cooperation to Seller, the Company and its subsidiaries in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other persons required of Seller, the Company or any of its subsidiaries to consummate the transactions contemplated hereby and by the Ancillary Agreements. Purchaser will provide prompt notification to Seller when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Seller of any communications (and, unless precluded by law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other person regarding any of the transactions contemplated by this Agreement or any of the Ancillary Agreements.

     6.2 SAFCO Employees.
         ---------------

          (a) Immediately prior to the Closing, Purchaser will offer employment to substantially all persons who are employees of the Company immediately prior to Closing, on terms which are substantially equivalent to that which they were entitled to receive as employees of the Company immediately prior to the Closing; provided, however, that such employee has executed an inventions assignment agreement as provided for by Purchaser.

          (b) Purchaser shall honor and perform, and shall cause the Company after the Closing to honor and perform, all of its and its subsidiaries' obligations under the employment, severance and stay-put agreements and arrangements and all change-in-control and acceleration provisions in all Benefit Plans in favor of all employees of the Company and its subsidiaries as of the date hereof listed in Section 7.5 of the Disclosure Schedule in
                             -----------
accordance with the terms thereof at Seller's expense as provided in Section
7.5.

          (c) Purchaser agrees that from and after the Closing it will cause the Company to maintain (the Company package of benefits or will otherwise provide or cause the Company to provide) a package of benefits designed substantially to provide to such employees Purchaser's standard employee benefit package (the "Post-Closing Benefits") for all persons who are employed by the Company
 ---------------------
immediately prior to the Closing. Nothing in this Agreement shall limit Purchaser's right to terminate any employee or to amend or terminate any of the Post-Closing Benefits at any time.

          (d) Purchaser shall recognize service with Seller, the Company or any Subsidiary thereof, including service with any predecessor employer that was recognized by Seller, the Company or any subsidiary thereof, for the following Post-Closing Benefits only, vacation accrual under Purchaser's FTO Plan, subject to the limitations set forth by Purchaser's FTO accrual cap generally applicable to Purchaser's employees under its FTO Plan and cash profit-sharing eligibility. No pre-existing condition exclusions or waiting periods may be imposed under Purchaser's employee welfare benefit plans within the meaning of Section 3(1) of ERISA upon any employee of the Company or any of its subsidiaries.

                                  ARTICLE VII

                              ADDITIONAL AGREEMENTS

     7.1 Ancillary Agreement. The parties shall execute the Ancillary Agreements
         -------------------
at or before the Closing.

     7.2 Certain Actions. In addition to and not in limitation of the parties'
         ---------------
obligations pursuant to Section 5.1 and Section 6.1, each party shall act diligently, expeditiously and in good faith (i) to obtain any government clearances required for the consummation of the transactions contemplated by this Agreement (including through compliance with the HSR Act), and (ii) to resolve any issues relating to or arising under the HSR Act or any other antitrust or fair trade law raised by any Governmental or Regulatory Authority, so as to consummate the purchase and sale of Shares contemplated by this Agreement, as promptly as practicable; provided that Purchaser shall not be required to agree to any divestiture by Purchaser or the Company or any of Purchaser's subsidiaries or affiliates of shares of capital stock or of any business, assets or property of Purchaser or its subsidiaries or affiliates or of the Company, its affiliates, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock. As soon as may be reasonably practicable, the Company and Purchaser each shall file with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United
                               ---
States Department of Justice ("DOJ") Notification and Report Forms relating to
                               ---
the transactions contemplated herein as required by the HSR Act, as well as comparable pre-merger notification forms required by the merger notification or control laws and regulations of any applicable jurisdiction, as agreed to by the parties. The Company and Purchaser each shall promptly (a) supply the other with any information which may be required in order to effectuate such filings and (b) supply any additional information which reasonably may be required by the FTC, the DOJ or the competition or merger control authorities of any other jurisdiction and which the parties may reasonably deem appropriate.

     7.3 Agreement Not to Solicit. For the period beginning on the date of this
         ------------------------
Agreement and ending three (3) years after Closing, neither Seller nor any of their respective Affiliates will, without Purchaser's prior consent (which consent may be withheld in Purchaser's sole discretion), solicit for employment any employee of the Company or its subsidiaries; for purposes of this paragraph, the term "solicit" shall be deemed not to include advertisements or other generalized employment searches, including advertisements in various media (including trade media) or any job posting system of Seller or its Affiliates, not specifically directed to employees of the Company or its subsidiaries and shall not include any action by Seller or its Affiliates following any response by any person to such advertisements or generalized searches.

     7.4 Non-Compete.
         -----------

          (a) For a period of two (2) years from the Closing Date, Seller covenants and agrees that it will not: (i) either itself or through any Affiliate or representative or agent, engage, directly or indirectly, in the wireless network hardware, software and services field or (ii) directly or indirectly solicit any customer or supplier of the Company any of its subsidiaries to cease doing business with such entity.

          (b) The restrictions set forth in paragraph (a) above shall be effective within all cities, counties and states of the United States and all other countries in which the Company or its subsidiaries has engaged in licensing or sales activities or otherwise conducted business or selling or licensing efforts during the two (2) years prior to the Closing Date.

          (c) Seller agrees that the terms and time period provided for, and the geographical area encompassed by, the covenants contained in paragraph (a) above are necessary and reasonable in order to protect Purchaser in the conduct of the Company's business acquired by virtue of this Agreement. If any court having jurisdiction at any time hereafter shall hold any provision or clause of this Section to be unreasonable as to its scope, territory or term, and if such court in its judgment or decree shall declare or determine that scope, territory or term which such court deems to be reasonable, then such scope, territory or term, as the case may be, shall be deemed automatically to have been reduced or modified to conform to that declared or determined by such court to be reasonable.

          (d) It is expressly agreed that monetary damages would be inadequate to compensate Purchaser for any breach by Seller of Seller's covenants as set forth in this Section and, accordingly, that in the event of any breach or threatened breach by Seller of any such covenant, Purchaser will be entitled to seek and obtain preliminary and permanent injunctive relief in any court of competent jurisdiction, in addition to any other remedies at law or in equity to which Purchaser may be entitled.

     7.5 Assumption of Various Employment Arrangements. At the Closing, Seller
         ---------------------------------------------
shall assume or reimburse Purchaser for expenses resulting from the following obligations of the Company, existing on the date hereof or incurred after the date hereof without the prior written consent of Purchaser, on terms and conditions reasonably acceptable to Seller and Purchaser: (i) any existing stay-put arrangements; and (ii) those provisions of the employment agreements between the Company and its employees providing for additional compensation, accelerated options, COBRA continuation, cash bonuses to compensate for 401K plan forfeitures, and other benefits payable or available due to the transactions contemplated by this Agreement. Any expenses incurred or known by or liabilities or obligations accruing to Purchaser resulting from obligations of the Company or Seller arising out of employment arrangements between the Company and its employees shall be deemed to be a Purchase Price adjustment and shall be deductible from the Purchase Price at Closing as provided in Sections
2.2 and 2.3, or, to the extent incurred or known by Purchaser after the Closing Date, shall be paid by Seller to Purchaser from funds outside the Escrow Amount within five (5) days of a written notice to that effect detailing the amounts to be paid. Such expenses, liabilities and obligations shall include, but shall not be limited to, any such resulting from retention, sales or other bonus agreements, service contracts or similar arrangements. Notwithstanding the foregoing, (i) Purchaser shall pay (a) one half of the total costs of retention bonuses amounts payable and such other amounts payable to individuals all as set forth on Section 7.5 to the Disclosure Schedule, up to a maximum of $613,000
         -----------
total cost to Purchaser, and one year from the Closing Date (ii) Seller shall pay or reimburse Purchaser for one half of the total costs of retention bonuses amounts payable as set forth on Section 7.5 to the Disclosure Schedule;
                                -----------
provided, however, that the amounts paid in each of (i) and (ii) of this sentence shall not be deemed a Purchase Price adjustment deductible from the Purchase Price at Closing as provided in Sections 2.2, 2.3 or this 7.5 and the amounts paid out of clause (ii) of this sentence shall be paid to Purchaser first from any amounts available for distribution to Seller from the Escrow Amount, with any excess amounts over the amounts remaining in Escrow to be paid by Seller directly to Purchaser promptly after the first anniversary of the Closing Date; provided, further, that Purchaser and Seller shall pay the payroll and employment taxes attributable to their respective amounts set forth on
Section 7.5 to the Disclosure Schedule.
-----------

                                  ARTICLE VIII

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

     8.1 Obligations of Both Parties. The obligations of both parties to
         ---------------------------
consummate the purchase and sale of the Shares pursuant to ARTICLE II are
                                                           ----------
subject to the fulfillment, at or before the Closing, of each of the following conditions:

          (a) Orders and Laws. There shall not be in effect on the Closing Date
              ---------------
any Order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements.

          (b) Regulatory Consents and Approvals. All consents, approvals and
              ---------------------------------
actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Seller and Purchaser to perform their obligations under this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, including the waiting period under the HSR Act and any applicable waiting periods under foreign antitrust laws, shall have expired or been terminated.

          (c) Stockholder Approval. Seller shall have received any required
              --------------------
approval by its stockholders of this Agreement, the Ancillary Agreements and the transactions contemplated hereby.

     8.2 Obligations of Purchaser. The obligations of Purchaser to purchase the
         ------------------------
Shares pursuant to ARTICLE II are subject to the fulfillment, at or before the
                   ----------
Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
made by Seller in this Agreement, disregarding (solely for purposes of this Section 8.2(a)) any additional materiality or Material Adverse Effect limitations therein, shall be true and correct on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date, except where the failure of such representations and warranties to be true and correct could not reasonably be expected to have a Material Adverse Effect on the Company.

          (b) Performance. Seller in all material respects shall have performed
              -----------
and complied with, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Seller at or before the Closing.

          (c) Officers' Certificates. Seller shall have delivered to Purchaser
              ----------------------
(i) a certificate, dated the Closing Date and executed by the President of Seller and/or an executive officer of the Company as appropriate, certifying to the satisfaction of the conditions set forth in Sections 8.2(a) and (b) and (ii) a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Seller, certifying as to the truth and accuracy of, and attaching copies of the certificate or articles of incorporation, bylaws and all board resolutions adopted in connection with this Agreement and the Ancillary Agreements, of Seller and of the Company, in each case in a form reasonably satisfactory to Purchaser.

          (d) Third Party Consents and Releases. The consents (or in lieu
              ---------------------------------
thereof waivers), including, but not limited to, any releases and/or substitutions of guarantees or letters of credit relating to intellectual property real estate or otherwise, as listed in Section 3.6 to the Disclosure
                                                -----------
Schedule, shall have been obtained and shall be in full force and effect.

          (e) Opinion of Counsel. Purchaser shall have received the opinion of
              ------------------
outside counsel to Seller and the Company, dated the Closing Date, substantially in the form and substance reasonably acceptable to Purchaser and its counsel covering the opinion points set forth in Exhibit B attached hereto.
                                         ---------

          (f) Voting Agreements. Purchaser shall have received voting agreements
              -----------------
from persons holding at least 51% of Seller's voting securities, in the form attached hereto as Exhibit C.
                   ---------

          (g) Financial Statements. Purchaser shall have received true and
              --------------------
complete copies of: (i) the audited balance sheet of the Company and its subsidiaries for the period ended March 31, 2000, together with such notes as would be necessary for such reader to understand such balance sheet; (ii) the unaudited balance sheet and income statement of the Company and its subsidiaries for the 1999 fiscal year; and (iii) the unaudited balance sheet and income statement of the Company and its subsidiaries for the 1998 fiscal year.

          (h) General Release. Seller, each officer and director of Seller and
              ---------------
each director of the Company (except for such directors that are also officers of the Company) shall have executed and delivered a general release of any claims against the Company and its subsidiaries (except as any claim relates to indemnification or employment arrangements between the Company and such individual) in a form reasonably satisfactory to Purchaser.

          (i) Resignations. Each of the directors of the Company and its
              ------------
subsidiaries shall have resigned and each of the officers of the Company and its subsidiaries, if requested by Purchaser, shall have resigned from such positions.

          (j) Intentionally Omitted.

          (k) Shares Outstanding. The Shares shall constitute all of the issued
              ------------------
and outstanding capital stock the Company.

          (l) Loan Agreement Release. Seller shall have obtained the release of
              ----------------------
the Company from that certain Second Amended and Restated Loan and Security Agreement with First Union National Bank dated July 28, 1998, as amended October 8, 1999, and all liens against the Company and its subsidiaries pursuant to such agreement shall have been discharged.

          (m) Escrow Agreement. Seller shall have executed the Escrow Agreement
              ----------------
in the form attached hereto as Exhibit A.
                               ---------

          (n) Plan Termination. The Company or its relevant subsidiary,
              ----------------
effective immediately prior to the Closing, shall have by action of its Board of Director terminated all Company Employee Plans, except the Company's vacation and health plans, which shall be terminated as soon as coverage begins under Purchaser's vacation and health plans, and shall have terminated all administrative agreements, trust agreements, contracts and/or policies associated with all Company Employee Plans, and shall have commenced all administrative actions as are necessary properly and legally to terminate such Company Employee Plans, as demonstrated by documents or other evidence reasonably satisfactory to Purchaser.

          (o) Elimination of Debt. Seller shall have paid or forgiven all of the
              -------------------
Company's long term debt, including, but not limited to all current maturities of long term debt, and all intercompany debt, prior to the Closing Date; provided, however, that such long term debt shall not include any capital leases.

          (p) Variance in March 31, 2000 Balance Sheets. The "Adjusted Net
              -----------------------------------------
Assets", which amount shall be determined in the manner as set forth on Section
                                                                        -------
2.3(c) to the Disclosure Schedule, as derived from the audited March 31, 2000
------
balance sheet, shall not vary by more than 10% from the amount of Adjusted Net Assets as calculated on Section 2.3(c) to the Disclosure Schedule based on the
                        --------------
Balance Sheet.

          (q) Assignment of Chicago Lease. Seller shall caused to be assigned in
              ---------------------------
writing to the Company all leasehold interests held by Seller and/or Gilbert Associates, Inc., as lessee, with respect to the Chicago Lease, and Seller shall obtain lessor's written consent thereto pursuant to the Chicago Lease. The form and the terms, covenants, and conditions of such assignment document and of such written consent thereto of landlord shall be subject to the prior written approval of Purchaser, in Purchaser's reasonable discretion.

          (r) Resolution of Melbourne Lease Guarantor and Letter of Credit
              ------------------------------------------------------------
Matters. Seller shall cause the Melbourne Lease Guarantor and Letter of Credit
-------
Matters to be fully resolved in writing pursuant to the written consent of both the Melbourne Lease landlord and the beneficiary of the Melbourne Lease Letter of Credit. Such resolution, in whole and in its parts, shall be subject to the prior written approval of Purchaser, in Purchaser's reasonable discretion; provided, however, that in no event shall Purchaser be required to (i) enter into a letter of credit in any amount or (ii) resolve such matters on terms less favorable than currently exists. Without limitation, such prior written approval of Purchaser shall be required with respect to any demand or requirement from the Melbourne Lease landlord or from the beneficiary of the Melbourne Lease Letter of Credit that (i) the Company or the Purchaser cause to submit a security deposit in any amount, or that (ii) the Purchaser, or a corporate affiliate of the Purchaser or of the Company, be required to serve as guarantor of any obligation of the tenant under the Melbourne Lease.

          (s) Intellectual Property Action. Seller shall have taken steps
              ----------------------------
relating to its intellectual property as are listed in Exhibit D hereto, and
                                                       ---------
Purchaser shall have received satisfactory evidence that such steps have been completed.

          (t) Holding Company. In the event Seller, with Purchaser's consent,
              ---------------
has transferred the Shares to a wholly-owned subsidiary of Seller prior to the Closing, with such subsidiary to sell the Shares to Purchaser, such subsidiary shall have become a party to this Agreement.

     8.3 Obligations of Seller. The obligations of Seller hereunder to sell the
         ---------------------
Shares pursuant to ARTICLE II are subject to the fulfillment, at or before the
                   ----------
Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
made by Purchaser in this Agreement, disregarding (solely for purposes of this Section 8.3(a)) any additional materiality or Material Adverse Effect limitations therein, shall be true and correct on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date, except where the failure of such representations and warranties to be true and correct could not reasonably be expected to have a Material Adverse Effect on the Company.

          (b) Performance. Purchaser in all material respects shall have
              -----------
performed and complied with, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

          (c) Officers' Certificates. Purchaser shall have delivered to Seller a
              ----------------------
certificate, dated the Closing Date and executed by any proper officer of Purchaser, certifying as to the satisfaction of the conditions set forth in Sections 8.3(a) and (b).

          (d) Escrow Agreement. Purchaser shall have executed the Escrow
              ----------------
Agreement in the form attached hereto as Exhibit A.
                                         ---------

                                   ARTICLE IX

                                 INDEMNIFICATION

     The rights and obligations of the parties under this Agreement shall be subject to the following terms and conditions:

     9.1 Survival of Representations and Warranties; Indemnification Period.
         ------------------------------------------------------------------
Notwithstanding any right of Purchaser fully to investigate the business of Seller, and notwithstanding any facts determinable by Purchaser pursuant to such investigation or right of investigation, the representations and warranties of Purchaser and Seller contained in this Agreement and in any certificates delivered pursuant to Section 8.2(c) and Section 8.3(c) shall survive the Closing for a period of one year from the Closing Date. Subsequent to the Closing Date, the provisions of this ARTICLE IX shall be the sole and exclusive remedy for the breach of this Agreement and the certificates delivered pursuant to Section 8.2(c) and Section 8.3(c). Neither Seller nor Purchaser shall have any liability whatsoever with respect to any breach of such representations or warranties after the survival period for such representation or warranty expires, except for claims then pending or theretofore asserted in writing by any party and delivered to the other party in accordance with the terms and conditions of this Agreement. Notwithstanding the foregoing, Purchaser shall not be limited in any manner from exercising any remedy at law or in equity to which it may be entitled as a result of willful fraud or intentional misrepresentation or breach by Seller, the Company or any of their Affiliates of the representations, warranties, covenants or agreements contained herein.

     9.2 Indemnification by Seller. Subject to the provisions and limitations
         -------------------------
contained in this Article IX, Seller hereby agrees to indemnify, defend and hold harmless Purchaser, its Affiliates and the Company (collectively, the "Seller Indemnified Parties") from and against any and all Losses, Actions, Proceedings, claims and Liabilities (collectively "Purchaser Losses") which the Seller Indemnified Parties may at any time sustain or incur, which are occasioned by, caused by or arise out of any inaccuracy in or breach of any of the representations and warranties of Seller in this Agreement or any breach of any covenants or other agreements made by Seller in this Agreement to the extent not waived in writing by Purchaser. Seller shall not have any right of contribution from the Company with respect to any Purchaser Losses claimed by any Seller Indemnified Parties after the Closing.

     9.3 Limitation of Seller's Liability. The liability of Seller under Section
         --------------------------------
9.2 shall be limited as follows:

          (a) The maximum amount payable by Seller in respect of all claims for indemnification under this Agreement will not exceed the Escrow Amount; provided, however, that such maximum amount payable pursuant hereto shall not be deemed to include any Purchase Price adjustments provided for herein.

          (b) The funds held in the Escrow Fund shall be the sole source of recovery for indemnifiable claims under this Agreement against the Seller except to the extent that such claims constitute a Purchase Price adjustment provided for herein.

          (c) No amounts shall be withdrawn from the Escrow Fund and no indemnification shall be owed to the Purchaser unless and until the aggregate amount of claims exceed Two Hundred Thousand Dollars ($200,000). Once this threshold is reached all losses above $100,000 shall be subject to the indemnity and withdrawal from Escrow Fund subject to the limitations set forth herein.

     9.4 Indemnification by Purchaser. Subject to the provisions and limitations
         ----------------------------
herein contained, Purchaser hereby agrees to indemnify, defend and hold harmless Seller from and against any and all Losses which Seller may at any time sustain or incur which are occasioned by, caused by or arise out of: (i) any inaccuracy in or breach of any of the representations, warranties or covenants made by Purchaser in this Agreement; or (ii) the operation of the business of the Company after the Closing.

     9.5 Limitation of Purchaser's Liability. The maximum amount payable by
         -----------------------------------
Purchaser in respect of all claims for indemnification under this Agreement will not exceed the Escrow Amount.

     9.6 Defense of Third Party Claims.
         -----------------------------

          (a) The indemnified party seeking indemnification under this Agreement shall promptly notify the indemnifying party of the assertion of any Claim, Actions and/or Proceedings, or the commencement of any Action and/or Proceeding by any Third Party, in respect of which indemnity may be sought hereunder and will give the indemnifying party such information with respect thereto as the indemnifying party may reasonably request, but failure to give such notice shall not relieve the indemnifying party of any liability hereunder (except to the extent that the indemnifying party has suffered actual prejudice by such failure). The indemnifying party shall have the right, but not the obligation, exercisable by written notice to the indemnified party within 30 days of receipt of notice from the indemnified party of the commencement of or assertion of any Claim, Action, and/or Proceeding by a Third Party in respect of which indemnity may be sought hereunder (a "Third-Party Claim"), to assume the defense and
                            -----------------
control at its sole expense the settlement of such Third-Party Claim that (i) involves (and continues to involve) solely money damages or (ii) involves (and continues to involve) claims for both money damages and equitable relief against the Indemnified Party that cannot be severed, where the claims for money damages are the primary claims asserted by the Third Party and the claims for equitable relief are incidental to the claims for money damages, and where the indemnified party reasonably determines (and continues to reasonably determine) that defense of the claim by the indemnifying party will not have a Material Adverse Effect on the indemnified party.

          (b) The indemnifying party or the indemnified party, as the case may be, shall have the right to participate in (but not control), at its own expense, the defense of any of the aforesaid Third-Party Claims that the other is defending, as provided in this Agreement.

          (c) The indemnifying party, if it has assumed the defense of any of the aforesaid Third-Party Claims as provided in this Agreement, shall not, without the indemnified party's prior written consent, enter into any compromise or settlement that (i) results in any liability to the indemnified party, (ii) commits the indemnified party to take, or to forbear to take, any action or
(iii) does not provide for a complete release by such Third Party of the indemnified party. The indemnifying party shall not, without the indemnified party's prior written consent, enter into any compromise or settlement where the amount of such compromise or settlement would cause the applicable cap on the indemnifying party's liability, as provided herein, to be exceeded. The indemnified party shall have the sole and exclusive right to settle any Third-Party Claim, with the consent of the indemnifying party, which shall not be unreasonably withheld or delayed, on such terms and conditions as it deems reasonably appropriate, to the extent such Third-Party Claim involves equitable or other nonmonetary relief against the indemnified party, and shall have the right to settle, at the indemnifying party's sole expense, any Third-Party Claim involving money damages for which the indemnifying party has not assumed the defense pursuant to this Section 9.6 with the written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the indemnified party shall have the right to employ separate counsel at the indemnifying party's expense and to control its own defense of any such asserted liability if (i) there are or may be legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party or (ii) in the reasonable opinion of counsel to such indemnified party, conflict or potential conflict exists between the indemnifying party and such indemnified party that would make such separate representation advisable.

     9.7 Claims in Respect of Purchase Price Adjustments and Certain Other
         -----------------------------------------------------------------
Matters.
-------

          (a) If Seller shall fail to make any payment due the Purchaser pursuant to Sections 2.3(c), 7.5 or ARTICLE XI on a timely basis, Purchaser shall be entitled to recover such unpaid amounts from the Escrow Fund and Seller shall make such payments due to Purchaser directly to the Escrow Agent in replacement of such Escrow Funds.

          (b) Seller shall reimburse Purchaser for any amounts paid or incurred by Purchaser or the Company after the Closing relating to that certain voluntary disclosure with the Department of State Office of Defense Trade Controls as set forth in the Sections 3.10 and 3.11 of the Disclosure Schedule.
             -------------     ----

          (c) Notwithstanding any other provisions of this Article IX, the payments described in this Section 9.7 shall not be subject to, or limited by the provisions of Sections 9.2 or 9.3.

     9.8 Adjustment to Purchase Price. Amounts payable in respect of the
         ----------------------------
parties' indemnification obligations shall be treated as an adjustment to the Purchase Price.

                                   ARTICLE X

                                   TERMINATION

     10.1 Termination. This Agreement may be terminated, and the transactions
          -----------
contemplated hereby may be abandoned:

          (a) at any time before the Closing, by mutual written agreement of Seller and Purchaser;

          (b) at any time before the Closing, by Seller or Purchaser, in the event that any Order or law becomes effective restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements, upon notice to the non-terminating party by the terminating party;

          (c) at any time after July 31, 2000, by Purchaser, by notice to Seller if the Closing shall not have occurred on or before such date and the failure of the Closing to occur is not caused by a material breach of this Agreement by Purchaser, provided, that the foregoing date shall be extended to August 31, 2000 if the Closing has failed to occur on or before July 31, 2000 because (i) the waiting period has not expired or been terminated or approval or clearance has not been obtained under the HSR Act or any foreign antitrust, fair trade or similar law or (ii) the Securities and Exchange Commission has not cleared the filing of the Proxy Statement;

          (d) at any time before the Closing, by Seller, by notice to Purchaser, in the event of a breach of this Agreement by Purchaser which if uncured would cause one or more of the conditions to Closing set forth in ARTICLE VIII not to
                                                            ------------
be satisfied and which remains uncured for ten (10) days after notice thereof is given to Purchaser by Seller;

          (e) at any time before the Closing, by Purchaser, by notice to Seller, in the event of a breach of this Agreement by Seller which if uncured would cause one or more of the conditions to Closing set forth in ARTICLE VIII not to
                                                            ------------
be satisfied and which remains uncured for ten (10) days after notice thereof is given to Seller by Purchaser; or

          (f) at any time before the Closing, by Purchaser, by notice to Seller, in the event that on or at any time after June 19, 2000, the number of shares eligible to vote or that would be eligible to vote on the record date for the Proxy Statement covered by the Voting Agreements attached hereto as Exhibit C
                                                                    ---------
does not constitute at least 51% of Seller's voting securities entitled to vote for the matters set forth in the Proxy Statement.

     10.2 Effect of Termination. If this Agreement is validly terminated
          ---------------------
pursuant to Section 10.1, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Seller or Purchaser (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except that the provisions with respect to fees and expenses in Section 12.3 and confidentiality in Section 12.5 will continue to apply following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 10.1 (other than pursuant to Section 10.1(a)) Seller will remain liable to Purchaser for any willful breach of Section 5.10 of this Agreement by Seller existing at the time of such termination, and Purchaser may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at law or in equity.

                                   ARTICLE XI

                                   TAX MATTERS

     11.1 Section 338 Election.
          --------------------

          (a) Upon the written request of Purchaser to be made within 180 days of the Closing Date (i) Seller and any applicable subsidiary of Seller shall join with Purchaser in making a timely election under Section 338(h)(10) of the Code and any corresponding elections under state and local tax laws (collectively, the "Election") with respect to the purchase and sale of Shares
                    --------
pursuant to this Agreement (the "Acquisition"), (ii) Seller shall cooperate with
                                 -----------
Purchaser to take all actions necessary and appropriate (including executing and filing Form 8023 and such other forms, returns, elections, schedules and other documents as may be required) to effect and preserve a timely Election in accordance with Section 338(h)(10) of the Code or any successor provisions (and all corresponding state and local tax laws) and (iii) Purchaser, Seller and any applicable subsidiary of Seller shall report the Acquisition pursuant to this Agreement consistent with the Election.

          (b) In connection with the Election, Purchaser shall provide to Seller a schedule, which shall be subject to approval by Seller (not to be unreasonably delayed or withheld) and which sets forth the allocation (the "Acquisition
                                                               -----------
Allocation Schedule") of the Purchase Price among the assets of the Company.
-------------------
Such allocation shall be made in accordance with Section 338(h)(10) of the Code and any applicable Treasury Regulations. The parties hereto shall take no position inconsistent with the Acquisition Allocation Schedule.

     11.2 Returns; Indemnification; Liability for Taxes.
          ---------------------------------------------

          (a) Seller shall prepare and file (or cause to be prepared and filed) on a timely basis all Tax Returns with respect to the Company for all taxable periods ending on or before the Closing Date ("Company Tax Returns") and shall
                                               -------------------
pay directly or promptly reimburse Purchaser as provided hereunder, and shall indemnify and hold Purchaser harmless against and from (i) all Taxes of the Company for all taxable years or periods which end on or before the Closing Date (including but not limited to Taxes attributable to the Section 338 Elections as provided in Section 11.1); (ii) all Taxes for all taxable years or periods of all members or subsidiaries of any affiliated, unitary or combined group of which the Company is or has been a member prior to the Closing Date; and (iii) with respect to any taxable period commencing before the Closing Date and ending after the Closing Date (a "Straddle Period") all Taxes of the Company
                           ---------------
attributable to the portion of the Straddle Period prior to and including the Closing Date (the "Pre-Closing Period"), to the extent such Taxes are not
                   ------------------
deducted in arriving at Net Asset Value as reflected in the Closing Balance Sheet. For purposes of this Agreement, the portion of any Tax that is attributable to the Pre-Closing Period shall be (i) in the case of a Tax that is not based on net income, gross income, sales, premiums or gross receipts, the total amount of such Tax for the period in question multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Period, and the denominator of which is the total number of days in such Straddle Period, and (ii) in the case of a Tax that is based on any of net income, gross income, sales, premiums or gross receipts, the Tax that would be due with respect to the Pre-Closing Period if such Pre-Closing Period were a separate taxable period, except that exemptions, allowances, deductions or credits that are calculated on an annual basis (such as the deduction for depreciation or capital allowances) shall be apportioned on a per diem basis. For purposes hereof, all Taxes which are the subject of this ARTICLE XI arising from the Acquisition, including Taxes
                ----------
resulting from the transactions contemplated by the Election, shall be deemed to be Taxes attributable to the Pre-Closing Period and shall be the responsibility of Seller.

          (b) Purchaser shall prepare and file (or cause to be prepared and filed) on a timely basis all Tax Returns of Company relating to periods ending after the Closing Date and shall pay, and shall indemnify and hold Seller harmless against and from (i) all Taxes of the Company for any taxable year or period commencing after the Closing Date; and (ii) all Taxes of the Company for any Straddle Period (other than Taxes attributable to the Pre-Closing Period which if paid by Purchaser pursuant to this Section 11.2(b)) shall be promptly reimbursed by Seller).

     11.3 Refunds and Credits.
          -------------------

          (a) All refunds or credits of Taxes for or attributable to taxable years or periods of the Company ending on or before the Closing Date (or the Pre-Closing Period, in the case of a Straddle Period) which are not reflected on the Closing Balance Sheet shall be for the account of Seller; all other refunds or credits of Taxes, for or attributable to the Company shall be for the account of Purchaser. Following the Closing, Purchaser shall cause the Company to forward to Seller any such refunds or credits due Seller pursuant to this section after receipt or realization thereof by Purchaser, and Seller shall promptly forward (or cause to be forwarded) to Purchaser any refunds or credits due to Purchaser pursuant to this section after receipt or realization thereof by Seller, in each case in accordance with the provisions of subsection (b) below.

          (b) Any payments of refunds or credits for Taxes required to be paid under this Agreement shall be made within 20 Business Days of the receipt of any refund or realization of any credit, as the case may be. Any payments not made within such time period shall be subject to an interest charge of 6% per annum.

     11.4 Conduct of Audits and Other Procedural Matters. Each party shall, at
          ----------------------------------------------
its own expense, control any audit or examination by any taxing authority, and have the right to initiate any claim for refund or amended return, and contest, resolve and defend against any assessment, notice of deficiency or other adjustment or proposed adjustment of Taxes ("Tax Proceedings") for any taxable
                                             ---------------
period for which that party is charged with payment or indemnification responsibility under this Agreement. Each party shall promptly forward to the other in accordance with Section 12.1 all written notifications and other written communications, including if available the original envelope showing any postmark, from any taxing authority received by such party or its Affiliates relating to any liability for Taxes for any taxable period for which such other party or any of its Affiliates is charged with payment or indemnification responsibility under this Agreement and each indemnifying party shall promptly notify, and consult with, each indemnified party as to any action it proposes to take with respect to any liability for Taxes for which it is required to indemnify another party and shall not enter into any closing agreement or final settlement with any taxing authority with respect to any such liability without the written consent of the indemnified parties, which consent shall not be unreasonably withheld, unless such settlement would be reasonable in the case of a Person that owned the Company both before and after the Closing Date. In the case of any Tax Proceedings relating to any Straddle Period, Purchaser shall control such Tax Proceedings and shall consult in good faith with Seller as to the conduct of such Tax Proceedings. Each party shall, at the expense of the requesting party, execute or cause to be executed any powers of attorney or other documents reasonably requested by such requesting party to enable it to take any and all actions such party reasonably requests with respect to any Tax Proceedings which the requesting party controls. The failure by a party to provide timely notice under this subsection shall relieve the other party from its obligations under this ARTICLE XI with respect to the subject matter of any
                           ----------
notification not timely forwarded, to the extent the other party has suffered a Loss or other economic detriment because of such failure to provide notification in a timely fashion.

     11.5 Assistance and Cooperation. After the Closing Date, each of Seller and
          --------------------------
Purchaser shall (and cause their respective Affiliates to):

               (i) assist the other party in preparing any Tax Returns which such other party is responsible for preparing and filing in accordance with
Section 11.2.

               (ii) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns of the Company or its subsidiaries;

               (iii) make available to the other and to any taxing authority as reasonably requested all information, records, and documents relating to Taxes of the Company or its subsidiaries;

               (iv) provide timely notice to the other in writing of any pending or threatened Tax audits or assessments of the Company or its subsidiaries for taxable periods for which the other may have a liability under this ARTICLE XI;
                                                                    ----------
and

               (v) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit with respect to any taxable period for which the other may have a liability under this ARTICLE XI.
                                                                   ----------

     11.6 FIRPTA Certificate. At or prior to the Closing, Seller shall provide
          ------------------
Purchaser with a certificate described in Treas. Reg. ss. 1.1445-2(b)(2) to the effect that, as contemplated by such certificate, Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

                                  ARTICLE XII

                                  MISCELLANEOUS

     12.1 Notices. All notices, requests and other communications hereunder must
          -------
be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

         If to Purchaser, to:

         Prior to or on June 5, 2000:

         Agilent Technologies, Inc.
         3000 Hanover Street, MS: 20BQ
         Palo Alto, California 94304
         Facsimile No.:  (650) 852-8194
         Attn:  General Counsel

         After June 5, 2000:

         Agilent Technologies, Inc.
         395 Page Mill Road
         Palo Alto, California 94306
         Facsimile No.:  (650) 752-5742
         Attn:  General Counsel

         with a copy to:

         Gray Cary Ware & Freidenrich LLP
         400 Hamilton Avenue
         Palo Alto, CA 94301
         Facsimile No.:  (650) 327-3699
         Attn:  Dennis C. Sullivan, Esq.
                Jon C. Perry, Esq.

         If to Seller, to:

         Salient 3 Communications, Inc.
         P. O. Box 1498
         Reading, PA  1903
         Facsimile No.:  (610) 856-5511
         Attn:  Thomas F. Hafer, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 12.1, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 12.1, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 12.1, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 12.1). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     12.2 Entire Agreement. This Agreement and the Ancillary Agreements
          ----------------
supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

     12.3 Expenses. Except as otherwise expressly provided in this Agreement
          --------
whether or not the transactions contemplated hereby are consummated, Purchaser will pay its own costs and expenses (including all legal and accounting fees and expenses), and the Seller will pay its and the Company's costs and expenses (including all legal and accounting fees and expenses), incurred in connection with the negotiation, execution and closing of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby (including regulatory filings and proceedings).

     12.4 Public Announcements. At all times at or before the Closing, Seller,
          --------------------
the Company and Purchaser will not issue or make any reports, statements or releases to the public or generally to the employees, customers, suppliers or other persons to whom Seller or the Company or any of their respective subsidiaries sells goods or provides services or with whom Seller or the Company or any of their respective subsidiaries otherwise has significant business relationships with respect to this Agreement, or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld. If either party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. Seller (or the Company) and Purchaser will also obtain the other party's prior approval of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

     12.5 Confidentiality. Each party hereto will hold, and will cause its
          ---------------
Affiliates, and their respective Representatives, to hold in strict confidence from any person (other than any such Affiliate), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder (but only to the extent such party uses reasonable efforts to seek judicial protection from the public disclosure of such information), all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information; (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party, or (c) later acquired by the receiving party from another source if such source is under no obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions
              --------
will not apply to Purchaser's use of documents and information concerning the Company and its subsidiaries furnished by Seller hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates, and their respective Representatives to, promptly (and in no event later than three (3) business days after such request) redeliver or cause to be redelivered all copies of confidential documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.

     12.6 Further Assurances; Post-Closing Cooperation.
          --------------------------------------------

          (a) Subject to the terms and conditions of this Agreement, at any time or from time to time after the Closing, each of the parties hereto shall execute and deliver such other documents and instruments, provide such materials and information and take such other actions as may reasonably be necessary to fulfill its obligations under this Agreement and the Ancillary Agreements to which it is a party and to vest to Purchaser full title to all properties, assets, rights, approvals, immunities and franchises of the Company, including, but not limited to, all actions as set forth in Exhibit D hereto.
                                                ---------

          (b) Following the Closing, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Company in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, and will make their respective personnel reasonably available for interviews, depositions and testimony in any legal matter concerning transactions, operations or activities, including treatment, storage, transportation, disposal, recycling and handling of Hazardous Material or Remedial Action relating to the Company with respect to periods prior to the Closing Date, to the extent that such access and cooperation may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement, (iii) compliance with the requirements of any Governmental or Regulatory Authority, or (iv) in connection with any actual or threatened Action or Proceeding. Further, each party agrees for a period extending six (6) years after the Closing Date not to destroy or otherwise dispose of any such books, records and other data unless such party shall first offer in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the ten (10) day period after such offer is made.

          (c) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the business or condition of the Company not referred to in paragraph (b) above, and such information, documents or records are in the possession or control of the other party, such other party agrees to use commercially reasonable efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense. Any information obtained by Seller in accordance with this paragraph shall be held confidential by Seller in accordance with Section 12.5.

          (d) Notwithstanding anything to the contrary contained in this Section, if the parties are in an adversarial relationship in litigation or arbitration, the furnishing of information, documents or records in accordance with any provision of this section shall be subject to applicable rules relating to discovery.

     12.7 Waiver. Any term or condition of this Agreement may be waived at any
          ------
time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party against whom such waiver is asserted. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

     12.8 Amendment. This Agreement may be amended, supplemented or modified
          ---------
only by a written instrument duly executed by or on behalf of each party hereto.

     12.9 No Third Party Beneficiary. The terms and provisions of this Agreement
          --------------------------
are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person other than any person entitled to indemnity under ARTICLE IX.
                                   ----------

     12.10 No Assignment; Binding Effect. Neither this Agreement nor any right,
           -----------------------------
interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     12.11 Invalid Provisions. If any provision of this Agreement is held to be
           ------------------
illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in economic and legal effect to such illegal, invalid or unenforceable provision as may be possible.

     12.12 Governing Law. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Delaware applicable to a contract executed and performed in such state, without giving effect to the conflicts of laws principles thereof.

     12.13 Counterparts. This Agreement may be executed in counterparts, each of
           ------------
which will be deemed an original, but all of which together will constitute one and the same instrument.

     12.14 Construction. The parties hereby acknowledge and agree that the
           ------------
drafting of this Agreement has been a collaborative effort and that no party shall be deemed to be the sole or primary drafter. Any rule or provision of law which provides that a contract or agreement is to be construed against the author of the contract or agreement shall not apply to this Agreement, the Ancillary Agreements or the documents attached hereto as exhibits or schedules hereto or thereto.




                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Stock Purchase Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.



                                                 AGILENT TECHNOLOGIES, INC.


                                                 By:  /s/ Eric McHenry
                                                     --------------------------
                                                     Name: Eric McHenry
                                                     Title: General Manager


                                                 SALIENT 3 COMMUNICATIONS, INC.


                                                 By:  /s/ Paul H. Snyder
                                                     --------------------------
                                                     Name: Paul H. Snyder
                                                     Title: Sr. Vice President
                                                            and Chief Financial
                                                            Officer

                                                                         ANNEX D


                               ESCROW AGREEMENT

                  This Escrow Agreement (the "Agreement") is made as of this ___
                                              ---------
day of ___________ 2000, by and among Chase Manhattan Bank and Trust Company, National Association ("Escrow Agent"), Agilent Technologies, Inc., a Delaware
                       ------------
corporation ("Acquiror") and Salient 3 Communications, Inc., a Delaware
              --------
corporation ("Seller"). Terms not otherwise defined herein shall have the
              ------
meaning set forth in the Purchase Agreement (as defined below).

                                  WITNESSETH

                  WHEREAS, Acquiror and Seller have entered into a Stock Purchase Agreement, dated as of May ___, 2000 (the "Purchase Agreement")
                                                    ------------------
providing for the purchase by Agilent (the "Purchase") of all of the outstanding
                                            --------
capital stock of Safco Technologies, Inc. ("Safco"). As a result of the
                                            -----
Purchase, Safco will become a wholly-owned subsidiary of Agilent; and

                  WHEREAS, pursuant to Article IX of the Purchase Agreement ("Article IX"), an escrow fund (the "Escrow Fund") will be available to
  ----------                         -----------
compensate Acquiror, Acquiror's Affiliates and Safco (collectively the "Indemnified Parties") for any and all Losses, Actions, Proceedings, claims and
 -------------------
Liabilities (collectively "Acquiror Losses") and shall be available to
                           ---------------
compensate Acquiror for certain other purchase price adjustments and other matters as provided in the Purchase Agreement; and

                  WHEREAS, the Purchase Agreement provides for an Escrow Fund of $11,000,000 (the "Initial Amount"), such escrow to be held by the Escrow Agent;
                  --------------
and

                  WHEREAS, the parties hereto desire to set forth the terms and conditions in addition to those set forth in Article IX relating to the operation of the Escrow Fund.

                  NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, and intending to be legally bound, hereby agree as follows:

     1. Appointment of Escrow Agent. The Escrow Agent is hereby appointed by the
        ---------------------------
other parties hereto to act as escrow agent hereunder. The Escrow Agent hereby accepts such appointment and agrees to hold and administer the Escrow Fund in accordance with the terms and subject to the conditions set forth herein.

     2. Purpose. In the event that, pursuant to the provisions of Article IX of
        -------
the Purchase Agreement, Seller shall have any liability to the Indemnified Parties for any Acquiror Losses suffered by the Indemnified Parties, payments from the Escrow Fund pursuant to the terms of this Agreement shall be used to satisfy such liability, in whole or in part. Upon the expiration of such indemnification obligations under the Purchase Agreement, the Escrow Agent will distribute the balance of the Escrow Fund, if any, to Seller as set forth in this Agreement.

     3. Deposit of Escrow Fund. During the term of this Agreement, the Escrow
        ----------------------
Fund shall be invested and reinvested by the Escrow Agent, in a cash escrow trust account with The Chase Manhattan Bank or one of its affiliates. Such investment shall earn interest at a rate tied to the average one month LIBOR, less 0.45% (i.e., 45 basis points). Such interest will be computed daily and credited to the account monthly. At any time during the term of this Agreement, Acquiror and Seller shall be permitted to change the investment of the Escrow Fund with joint advance written notice to the Escrow Agent. All interest or earnings on the Escrow Fund ("Escrow Earnings") shall be reinvested.

     4. Transfers. In the event Escrow Funds transfer instructions are given
        ---------
(other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Annex A hereto, and the Escrow Agent may rely upon the
                      -------
confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

     It is understood that the Escrow Agent and the beneficiary's bank in any Escrow Funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify
(i) the beneficiary, (ii) the beneficiary's bank, or (iii) an order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of Escrow Funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

     5. The Escrow Fund. Simultaneously with the execution and delivery of this
        ---------------
Agreement, Acquiror is delivering to the Escrow Agent cash in the amount of the Initial Amount. The Escrow Agent hereby acknowledges receipt of the Initial Amount. The Escrow Agent shall hold the Escrow Fund in escrow upon the terms and subject to the conditions of this Agreement. The Escrow Fund shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto. The Escrow Agent shall hold the cash in the Escrow Fund until authorized to release any of such cash (a) to the Indemnified Parties, or (b) to Seller pursuant to the provisions of Section 8 hereof.

     6. Claims Against Escrow.
        ---------------------

          (a)

              (i) Acquiror, on behalf of itself or on behalf of any other or all of the Indemnified Parties, may, at any time and from time to time prior to thirty (30) days following the first anniversary of the date of this Agreement (the "Escrow Termination Date"), in a written notice (a "Claim Notice") to the
      -----------------------                            ------------
Escrow Agent, direct the Escrow Agent to use any or all of the cash in the Escrow Fund to reimburse the Indemnified Parties for any Acquiror Losses suffered by such Indemnified Party. The Claim Notice shall set forth, to the extent known to the Indemnified Party on whose behalf the claim is being submitted, the nature of the claim (including a reference to the representation, warranty or covenant in the Purchase Agreement which allegedly has been breached or proven inaccurate), the date on or about which the claim is believed to have occurred or accrued and the amount of Acquiror Losses. The Claim Notice shall also state whether and to what extent the claim is for indemnification for reimbursement of an amount due to Acquiror pursuant to Section 9.7 of the Purchase Agreement (a "Reimbursement Claim Notice"). Acquiror shall within five
                       --------------------------
(5)
business days following delivery of the Claim Notice to the Escrow Agent forward to Seller a copy of such Claim Notice or Reimbursement Claim Notice. Any Claim Notice or Reimbursement Claim Notice not sent to the Escrow Agent in the manner provided in Section 14 hereof prior to the thirtieth (30th) day following the Escrow Termination Date or which relates to a claim not arising or accruing on or prior to the Escrow Termination Date shall be invalid.

     (ii) In addition to payment of such amounts as may be delivered in accordance with a Claim Notice after final resolution in accordance with the terms of this Section 6 or Section 7, Acquiror shall be entitled to receive any Escrow Earnings attributable to such Escrow Funds as are then being released based on Escrow Earnings on the Escrow Fund since the date of this Agreement. Escrow Agent shall provide Acquiror and Seller a calculation of the amount of such Escrow Earnings and unless objected to by Seller, within thirty (30) days of receipt, shall pay such Escrow Funds as directed by Acquiror.

     (b)

     (i) Upon receipt by Seller of any notice sent pursuant to Section 6(a)(i), (each a "Release Request Notice") by Acquiror, Seller shall review such Release
         ----------------------
Request Notice and shall within thirty (30) days of receipt by Seller send a response (a "Claim Response Notice") to the Escrow Agent, with a copy to
             ---------------------
Acquiror. The Claim Response Notice shall state the nature of any good faith objection to the original claim notice and such portion, if any (including the amount thereof), which is not in dispute. In addition, if the Release Request Notice being responded to by Seller shall be a Reimbursement Claim Notice, Seller shall pay to the Escrow Agent the amount, if any, which is not in dispute, to be held as part of the Escrow Fund pursuant to the terms of this Agreement.

     (ii) Upon receipt by the Escrow Agent of a Claim Response Notice, the Escrow Agent shall be authorized to, and shall pay, any amount contained in the original Release Request Notice which is not in dispute (including any Escrow Earnings attributable thereto as may be provided pursuant to the terms of this Agreement), and shall continue to hold in the Escrow Fund any portion which has been objected to until such time as the Escrow Agent shall receive either (a) a writing executed by both Acquiror and Seller directing the release of such disputed amounts or (b) a notice of final adjudication of such dispute in accordance with Section 7.

     (iii) If the Claim Response Notice shall have objected to any portion of the original Release Request Notice such dispute shall be resolved in accordance with the terms of Section 7. If Acquiror shall not receive a Claim Response Notice within forty-five (45) days after delivery of the original Release Request Notice to Seller Acquiror shall have the right to immediately request arbitration of such dispute in accordance with the terms of Section 7 by delivery of an "Arbitration Notice" (as such term is defined in Section 7) to Seller.

     7. Dispute Resolution for Claims for Reimbursement. Acquiror and Seller
        -----------------------------------------------
shall make a good faith effort to settle any disputes with respect to reimbursements to be made under Section 6 hereof. If such parties do not settle the matter within twenty (20) days of the delivery by Seller or Acquiror under
Section 6 hereof disputing a reimbursement to be made thereunder, either Acquiror or Seller shall have the right, by delivery of written notice thereof (the "Arbitration Notice") to the other party, to submit the matter to binding
      ------------------
arbitration in San Francisco, California. All matters so
submitted to arbitration shall be settled by three (except as otherwise provided below) arbitrators in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association (the "AAA Rules"). Seller and
                                                     ---------
Acquiror shall each designate one arbitrator within fifteen (15) days of the delivery of the Arbitration Notice. If either Seller or Acquiror fails to so timely designate an arbitrator, the matter shall be resolved by the one arbitrator timely designated. Seller and Acquiror shall cause the designated arbitrators to mutually agree upon and to designate a third arbitrator; provided, however, that failing such agreement within five (5) days of
--------  -------
appointment of the second arbitration, the third arbitrator shall be appointed in accordance with the AAA Rules. Seller and Acquiror shall cause the arbitrators to decide the matter to be arbitrated pursuant hereto within thirty
(30) days after the appointment of the last arbitrator. The final decision of the majority of the arbitrators shall be furnished to Seller, Acquiror and the Escrow Agent in writing and shall constitute a conclusive determination of the matter in question, binding upon Seller, Acquiror and the Escrow Agent, shall not be contested by any of them, and may be confirmed and judgment on the award be entered in any court or agency of competent jurisdiction. All costs and expenses of any proceeding described in this section, including any expenses of the arbitrators, may be awarded to the prevailing party in any such proceeding in such proportion as the arbitrators may deem to be equitable (with costs and expenses to be assessed and assigned by the arbitrators in the event of an arbitration in which there is no losing party).

     8. Release from Escrow.
        -------------------

     (a) Thirty-five days following the Escrow Termination Date, Seller shall be entitled to have released to it from escrow all remaining cash, including any Escrow Earnings thereon, held in the Escrow Fund less such funds, if any, (1) as are withheld pursuant to Section 8(b) below which relates to a claim arising or accruing on or prior to the Escrow Termination Date and less (2) the amount of $613,000 [plus applicable employment taxes] (the "Special Holdback") (the "Final
                                                                           -----
Distribution").
------------

     (b) (i) Notwithstanding the foregoing, the Escrow Agent shall withhold from the Final Distribution the amount of Acquiror Losses specified in any Claim Notice sent prior to the thirtieth (30th) day following the Escrow Termination Date which relates to a claim arising or accruing on or prior to the Escrow Termination Date, until the earliest to occur of

     (i) the reimbursement of the Indemnified Party specified in such Claim Notice, or (ii) the final resolution, by negotiation, arbitration, or the expiration of any applicable notice periods, of any disputes related to the reimbursement of the Indemnified Party as specified in such Claim Notice. Any Escrow Earnings on Escrow Funds withheld pursuant to this Section 8(b) shall be paid to such party as receives the Escrow Funds on final resolution of such claims.

     (ii) Seller may send, prior to the thirtieth day following the Escrow Termination Date, to the Escrow Agent a notice (a "Seller Objection Notice")
                                                   -----------------------
specifying the reason and amount of the Special Holdback to which Seller objects. Seller shall send a copy of the Seller Objection Notice to Acquiror within five (5) days after sending such notice to the Escrow Agent. If no Seller Objection Notice is received by the Escrow Agent prior to the 35th day following the Escrow Termination Date, the Escrow Agent shall pay the Special Holdback to Acquiror. If a Seller Objection Notice is timely received by the Escrow Agent, any undisputed amounts of the Special

Holdback shall be promptly released to Acquiror and any amount of the Special Holdback which remains in dispute shall be retained by the Escrow Agent until such time as the Escrow Agent shall receive either a writing executed by both Seller and Acquirer directing the release of such disputed amounts or a notice of final adjudication of such dispute in accordance with Section 7.

     9. Consent to Jurisdiction. Subject to Section 7 hereof, with respect to
        -----------------------
any dispute arising under this Agreement relating to (i) the delivery, ownership or right of possession of the Escrow Fund or any portion thereof, (ii) the facts forming the basis of any determination by the Escrow Agent hereunder, (iii) the duties of the Escrow Agent hereunder, or (iv) any other question arising hereunder, the parties hereto irrevocably submit to the exclusive jurisdiction of the United States District Court located in San Francisco, California, or if, and only if, that court may not exercise jurisdiction, in any state court located in the county of San Francisco, California. In any such litigation, each of the parties hereto (a) waives personal service of any summons and complaint and agrees that service thereof may be made in accordance with the notice provisions hereof, (b) agrees that it or they will not attempt to deny or defeat the personal jurisdiction of such court by motion asserting lack of personal jurisdiction or forum non conveniens or other request for leave from such court,
                ----- --- ----------
and (c) agrees that they will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or forum other than the court specified herein.

     10. Limitation of Escrow Agent's Duties and Liability.
         -------------------------------------------------

     (a) Acquiror and Seller acknowledge and agree that Escrow Agent (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement and as set forth in any additional written escrow instructions which Escrow Agent may receive after the date of this Agreement that are signed by an officer of Acquiror or Seller, as applicable, and agreed to and signed by the Escrow Agent; (ii) shall not be obligated to take any legal or other action hereunder which might in its reasonable judgment involve expense or liability unless it shall have been furnished with indemnity reasonably acceptable to it; and (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper person.

     (b) Escrow Agent is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court or written decision of arbitrator. In case Escrow Agent obeys or complies with any such order, judgment or decree of any court, Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     (c) Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

     (d) Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Agreement or any documents deposited with Escrow Agent.

     (e) Neither Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of negligence, bad faith, willful misconduct or breach of this Agreement. Subject to Section 10(g) below, Acquiror and Seller (collectively, the "Indemnifying
                                                                ------------
Parties") covenant and agree to jointly and severally indemnify Escrow Agent and
-------
hold it harmless from and against any fee, loss, liability or expense (including reasonable attorney's fees and expenses) (an "Escrow Agent Loss") incurred by
                                              -----------------
Escrow Agent arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement or with the administration of its duties hereunder, unless such Escrow Agent Loss shall arise out of or be caused by Escrow Agent's negligence, bad faith, willful misconduct or breach of this Agreement; provided, however, that indemnification
                                        -----------------
for Escrow Agent's standard fees and expenses set forth on the fee schedule attached hereto as Annex B shall be borne one half by Seller and one half by
                   -------
Acquiror, and provided further that the indemnity agreement contained in this
Section 10(e) shall not apply to amounts paid in settlement of any Escrow Agent Loss if such settlement is effected without the consent of Acquiror and Seller.

     Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (f) To the extent that Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of Escrow Funds held or payments made hereunder, Escrow Agent shall satisfy such liability to the extent possible from the Escrow Fund. Subject to Section 10(g) below, Indemnifying Parties agree to jointly and severally indemnify and hold Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against Escrow Agent on any payment or other activities under this Agreement unless any such tax, addition for late payment, interest, penalty or other expense shall arise out of or be caused by the actions of, or a failure to act by, Escrow Agent.

     (g) Subject to the foregoing, each of the Indemnifying Parties shall contribute to the Escrow Agent Loss in such proportion as is appropriate to reflect the relative fault of each individual Indemnifying Party, including up to all such Escrow Agent Loss in the case of any tax liability arising from failure to provide correct information with respect to any taxes pursuant to
Section 10(f) above. In all cases where there is no such basis for allocating contribution for such Escrow Agent Loss or except as otherwise provided in
Section 10(e), the total Escrow Agent Loss shall be paid out of the Escrow Fund.

     11. Escrow Agent Fees, Expenses and Taxes.
         -------------------------------------

     The fees of the Escrow Agent for its normal services hereunder in accordance with the fee schedule attached hereto as Annex B shall be paid
                                                    -------
one-half by Acquiror and one-half by Seller. The Escrow Agent shall be entitled to reimbursement upon 30 days' written notice for all expenses incurred in connection with Sections 10(e) and 10(f) above, and payment of any legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party hereunder and shall be paid one-half by Acquiror and one-half by the Seller. The Escrow Agent shall be entitled to withhold from the Escrow Fund such fees and expenses as are attributable to Seller and shall debit the Escrow Fund for any Escrow Agent Fees due from Seller. Taxes incurred with respect to the Escrow Earnings of the Escrow Fund and payments made hereunder shall be borne by the party to whom such Escrow Earnings are distributed (or to be distributed) or to whom such payment is made.

     12. Successor Escrow Agent.
         ----------------------

     (a) In the event the Escrow Agent becomes unavailable or unwilling to continue in its appointed capacity hereunder, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of resignation to each of the parties hereto, specifying a date not less than sixty
(60) days following such notice date when such resignation will take effect; provided, however, that such resignation shall in no event take effect before
-----------------
the successor to the Escrow Agent shall have been appointed pursuant to this section. Acquiror shall appoint a successor to the Escrow Agent with the consent of Seller, which consent shall not be unreasonably withheld. The Escrow Agent shall promptly transfer the Escrow Fund to such designated successor.

     (b) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all of the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Agreement without further act.

     13. Seller's Interest Herein. There shall be no transfer of any right or
         ------------------------
interest of Seller's interest in the Escrow Fund, other than as provided herein or as required by applicable law. The interest of Seller in the Escrow Fund (a) will not be represented by any form of certificate or instrument other than this Agreement, (b) will not be assignable or transferable, except by operation of law, and (c) will not be represented by a separate security with a separate trading market.

     14. Notices. All notices, instructions and other communications given
         -------
hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by registered mail, return receipt requested, postage prepaid, (ii) via a reputable nationwide overnight courier service, (iii) by certified mail, return receipt requested, postage prepaid, or (iv) by facsimile transmission (provided receipt of which is confirmed in writing or in permanently stored electronic form), in each case to the parties hereto at the following addresses set forth below or at any such address as may be specified by like notice by any of the parties.

                      If to Acquiror, to:

                           Prior to June 5, 2000:

                           Agilent Technologies, Inc.
                           3000 Hanover Street, MS: 20BQ
                           Palo Alto, California 94304
                           Facsimile No.:  (650) 852-8194
                           Attn: General Counsel

                           Prior to June 5, 2000:

                           Agilent Technologies, Inc.
                           395 Page Mill Road
                           Palo Alto, California 94306
                           Facsimile No.:  (650) _______________
                           Attn: General Counsel

                           with a copy to:

                           Gray Cary Ware & Freidenrich LLP
                           400 Hamilton Avenue
                           Palo Alto, California 94301
                           Attention Jon C. Perry, Esq.
                           Facsimile No.: (650) 327-3699

                      If to Seller to:

                           Salient 3 Communications, Inc.
                           P. O. Box 1498
                           Reading, PA 19603
                           Attention:  Thomas F. Hafer, Esq.
                           Facsimile No.: (610) 856-5511


                       If to the Escrow Agent, to:

                            Chase Manhattan Bank and Trust Company,
                            National Association
                            Attn: Ms. Karen Lei
                            101 California Street, Suite 2725
                            San Francisco, CA 94111
                            Facsimile: (415) 693-8850
                            Attention:

     15. Governing Law. The construction and performance of this Agreement shall
         -------------
be governed by and construed in accordance with the laws of the State of California (without regard to the choice of law provisions thereof).

     16. Successors and Assigns. This Agreement shall be binding upon and shall
         ----------------------
inure to the benefit of each party hereto and its respective successors, assigns and transferees. The parties may not assign or delegate their respective rights and obligations under this Agreement to any third party, except with respect to the Escrow Agent, as provided in Section 12 hereof, and except that Acquiror may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly or majority owned subsidiary or affiliate of Acquiror.

     17. Amendment. This Agreement may be amended by the written agreement of
         ---------
each of the parties hereto; provided, however, that in the event the Escrow
                            --------  -------
Agent does not agree to an amendment otherwise agreed by each of the other parties hereto, the Escrow Agent shall resign and a successor escrow agent shall be appointed in accordance herewith.

     18. Termination. This Agreement shall terminate upon the release by the
         -----------
Escrow Agent of all amounts contained in the Escrow Fund in accordance with this Agreement; provided, that the provisions of Sections 10(c) and 10(d) hereof
           --------
shall survive such termination or the resignation or removal of the Escrow Agent pursuant to Section 12(a) hereof.

     19. No Enforcement by Third Party Beneficiaries. Nothing in this Agreement,
         -------------------------------------------
express or implied, is intended to or shall confer upon any other person or persons, other than Acquiror or its permitted assigns, any right to enforce any provision of this Agreement.

     20. Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     21. Entire Agreement. This Agreement and the Purchase Agreement constitute
         ----------------
the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, between the parties hereto with respect to the subject matter hereof.

     22. Waivers. No waiver by any party hereto of any condition or of any
         -------
breach of any provision of this Agreement shall be effective unless in writing and signed by a duly authorized representative of the party or parties granting such waiver. No waiver by any party of any such condition or breach in any one instance shall be deemed to be a further or continuing waiver of such condition or breach or a waiver of any other condition or breach of any other provision contained herein.








               [The Balance of this Page Intentionally Left Blank]

               IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first above written.

                                             CHASE MANHATTAN BANK AND TRUST
                                             COMPANY, National Association
                                             as Escrow Agent



                                             By
                                                ----------------------------
                                                 Name:
                                                 Title:


                                             AGILENT TECHNOLOGIES, INC.



                                             By
                                                ----------------------------
                                                 Name:
                                                 Title:


                                             SALIENT 3 COMMUNICATIONS, INC.



                                             By
                                                ----------------------------
                                                 Name:
                                                 Title:





                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

                                                                         ANNEX E

                         SALIENT 3 COMMUNICATIONS, INC.
                             STOCK VOTING AGREEMENT



     THIS Salient 3 COMMUNICATIONS, INC. STOCK VOTING AGREEMENT ("Agreement" or "Salient Stock Voting Agreement") is made and entered into as of May ___, 2000
 ------------------------------
by and between Agilent Technologies, Inc., a Delaware corporation ("Agilent"),
                                                                    -------
Salient 3 Communications, Inc., a Delaware corporation ("Salient") and the
                                                         -------
undersigned holder (the "Holder") of stock of Salient.
                         ------

                                    Recitals

         Agilent and Salient have entered into a Stock Purchase Agreement, dated as of May ___, 2000 (the "Purchase Agreement") providing for the purchase by
                          ------------------
Agilent (the "Purchase") of all of the outstanding capital stock of Safco
              --------
Technologies, Inc. ("Safco" and the "Safco Stock"). As a result of the Purchase Safco will become a wholly-owned subsidiary of Agilent. Holder is the holder of record and the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) of the number of shares
                                        ------------
of the Class B Voting common stock of Salient indicated on the signature page of this Salient Stock Voting Agreement (the "Shares"). As a condition to its
                                          ------
execution and delivery of the Purchase Agreement, Agilent has requested that Holder agree, and in consideration, and to induce the execution and delivery, of the Purchase Agreement by Agilent, Holder is willing to agree to vote all shares of Salient capital stock owned by Holder so as to facilitate consummation of the Purchase, as more fully described below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



                                    Agreement

Section 1  Agreements Regarding Voting of Shares.
           -------------------------------------

          (a) At every meeting of the Salient stockholders called with respect to any of the following, and at any adjournment thereof, and with respect to every action or approval by written consent of Salient stockholders solicited with respect to any of the following, Holder agrees that it shall vote all the Shares that Holder beneficially owns on the record date of any such vote:

                     (i) in favor of approval of the sale of the Safco stock pursuant to the Purchase Agreement, as the same may be amended from time to time, and any proposal or action which would, or could reasonably be expected to, facilitate the Purchase and the other transactions contemplated by the Purchase Agreement;

                     (ii) against approval of any proposal made in opposition to or competition with consummation of the Purchase and the Purchase Agreement;

                     (iii) against any merger, consolidation or other business combination of Safco with, sale of assets or stock of Safco to, or reorganization or recapitalization involving Safco with, any party other than Agilent or an affiliate of Agilent as contemplated by the Purchase Agreement.

                     (iv) against any merger, consolidation or other business combination of Salient with, sale of assets or stock of Salient to, or reorganization or recapitalization involving Salient with, any party (collectively, a "Salient Transaction") (1) other than with Agilent or an affiliate of Agilent as contemplated by the Purchase Agreement or (2) which Salient Transaction does not contemplate and exclude the Purchase (any event described in clause (ii), (iii) or (iv) hereafter referred to as an "Opposing
                                                                     --------
Proposal").
--------

                     (v) in favor of any plan of dissolution of Salient (a "Dissolution Plan") which includes or contemplates the Purchase as a part thereof.

          (b) Holder, as the holder of voting stock of Salient, shall be present, in person or by proxy, at all meetings of stockholders of Salient so that all Shares are counted for the purposes of determining the presence of a quorum at such meetings. This Salient Stock Voting Agreement is intended to bind Holder only with respect to the specific matters set forth herein and solely in his or her capacity as a stockholder, and shall not prohibit, limit or restrict in any manner Holder from acting in Holder's capacity as an officer or director of Salient or exercising or observing Holder's fiduciary duties and responsibilities as an officer or director of Salient.

          (c) Salient agrees that prior to such time as this Voting Agreement shall terminate pursuant to Section 6 hereof it shall not:

                     (i) exercise any rights it may have to vote the shares listed on Exhibit A-1 arising from a default under any loans to the Holder, nor

                     (ii) exercise any rights of foreclosure it may have under such loans that would cause any of the Shares to lose their voting rights or be unavailable to be voted as provided for in this Salient Stock Voting Agreement and the related proxy.

          Section 2 Irrevocable Proxy. Concurrently with the execution of this
                    -----------------
Salient Stock Voting Agreement, Holder agrees to deliver to Agilent a proxy in the form attached hereto as Annex A (the "Proxy"), which shall be irrevocable to
                            -------       -----
the extent provided therein; provided, however, that the Proxy shall be revoked upon expiration or termination of this Salient Stock Voting Agreement in accordance with its terms (the "Expiration Date").

          Section 3 Representations, Warranties and Covenants of Holder. Holder
                    ---------------------------------------------------
hereby represents, warrants and covenants to Agilent as follows:

                    (a) Ownership of Shares. Holder (i) as of the date of this
                        -------------------
Agreement, is the holder of record and beneficial owner of the Shares free and clear of any liens, claims, options, charges or other encumbrances that would interfere with the voting of the Shares or the granting of any proxy with respect thereto, (ii) as of the date of this Agreement, does not beneficially own any shares of capital stock of Agilent other than the Shares (except to the extent that Holder currently disclaims beneficial ownership in accordance with applicable law) and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Salient Stock Voting Agreement and the Proxy. Notwithstanding the foregoing, Agilent acknowledges that the shares of Holder identified on Exhibit A-1 have been pledged in favor of the Company to secure a loan made by the Company to Holder, and prior to the occurrence of a default under such loan, Holder has the right to vote such shares. As of the date of this Agreement, no default has occurred under such loan. In addition, Agilent acknowledges that the Shares of Holder identified, on Exhibit A-2 are held by Merrill Lynch together with other Class B shares of other individuals, as trustee for the pro rata benefit of Holder and such other individuals. Holder agrees that it will instruct Merrill Lynch as trustee under such trust, to vote all of Holder's Shares held in the Trust in accordance with Holder's agreement in Section 1.

                    (b) Transferee of Shares to be Bound by this Agreement.
                        --------------------------------------------------
Holder agrees that, during the period from the date of this Salient Stock Voting Agreement through the Expiration Date, Holder shall not cause or permit any transfer of any of the Shares to be effected which may cause the Shares to lose their voting rights. If such transfer will not cause such loss of voting rights it shall not be made unless each person to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (i) executed a counterpart of this Agreement and a proxy in the form attached hereto as Annex A (with such modifications as Agilent may reasonably request); and (ii)
   -------
agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

                    (c) No Voting Trusts and Agreements. Between the date of
                        -------------------------------
this Agreement and the Expiration Date, Holder will not, and will not permit any entity under Holder's control to, deposit any shares of Salient capital stock held by Holder or such entity in a voting trust or subject any shares of Salient capital stock held by such Holder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with Agilent or such agreements as are described in
Section 3(a) above relating to the Shares which are listed on Exhibt A-1 or Exhibit A-2 hereto.

                    (d) Validity; No Conflict. This Salient Stock Voting
                        ---------------------
Agreement constitutes the legal, valid and binding obligation of Holder. Neither the execution of this Salient Stock Voting Agreement by Holder nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any provision of any trust, charter, partnership agreement or other charter document applicable to Holder, (ii) any agreement to which Holder is a party or by which Holder is bound, (iii) any decree, judgment or order to which Holder is subject, or (iv) any law or regulation now in effect applicable to Holder.

                    (e) No Proxy Solicitations. Except as required by law,
                        ----------------------
including, without limitation, actions which the Holder determines in reasonable good faith are required pursuant to Holder's fiduciary duties as an officer or director of Salient, and as otherwise contemplated by the last sentence of
Section 1, between the date of this Agreement and the Expiration Date, Holder will not, and will not permit any entity under Holder's control, to (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal or assist any party in taking or planning any action which would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Purchase in accordance with the terms of the Purchase Agreement, (ii) initiate a stockholders' vote or action by written consent of Salient stockholders without a meeting with respect to an Opposing Proposal or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Agilent with respect to an Opposing Proposal.

          Section 4  Additional Documents. Holder hereby covenants and agrees
                     --------------------
to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Agilent's legal counsel to carry out the intent of this Salient Stock Voting Agreement.

          Section 5 Consent and Waiver. Holder hereby gives any consent or
                    ------------------
waiver reasonably required for the performance of Holder's obligations hereunder solely in such Holder's capacity as a stockholder of Salient.

          Section 6 Termination. Notwithstanding any other provision contained
                    -----------
herein, this Salient Stock Voting Agreement and the Proxy, and all obligations of Holder hereunder and thereunder, shall terminate upon the earlier of (a) the expiration or termination of the Purchase Agreement or (b) immediately after the Closing (as defined in the Purchase Agreement).

          Section 7 Miscellaneous.
                    -------------

                     (a) Severability. If any term, provision, covenant or
                         ------------
restriction of this Agil Salient Stock Voting Agreement or the Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable for any reason such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions of this Salient Stock Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                     (b) Binding Effect and Assignment. This Salient Stock
                         -----------------------------
Voting Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Salient Stock Voting Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without the prior written consent of the other, and any attempted assignment thereof without such consent shall be null and void.

                     (c) Amendments and Modifications. This Salient Stock
                         ----------------------------
Voting Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                     (d) Specific Performance; Injunctive Relief. The parties
                         ---------------------------------------
hereto acknowledge that Salient will be irreparably harmed by a breach of any of the covenants or agreements of Holder set forth herein and that there will be no adequate remedy at law for such a breach. Therefore, it is agreed that, in addition to any other remedies which may be available to Agilent upon such breach, Agilent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

                     (e) Notices. All notices, requests, claims, demands and
                         -------
other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

         If to Agilent, to:

         Prior to or on June 5, 2000:

         Agilent Technologies, Inc.
         3000 Hanover Street, MS: 20BQ
         Palo Alto, California 94304
         Facsimile No.:  (650) 852-8194
         Attn:  General Counsel

         After June 5, 2000:

         Agilent Technologies, Inc.
         395 Page Mill Road
         Palo Alto, California 94306
         Facsimile No.:  (650) _______________
         Attn:  General Counsel

         with a copy to:

         Gray Cary Ware & Freidenrich LLP
         400 Hamilton Avenue
         Palo Alto, CA 94301
         Facsimile No.:  (650) 327-3699
         Attn:  Dennis C. Sullivan, Esq.
                 Jon C. Perry, Esq.

         If to Holder:     To the address for notice set forth on the last page
                           hereof.

         If to Salient, to:

         Salient 3 Communications, Inc.
         P. O. Box 1498
         Reading, PA  1903
         Facsimile No.:  (610) 856-5511
         Attn:  Thomas F. Hafer, Esq.


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

                     (f) Governing Law. This Salient Stock Voting Agreement
                         -------------
shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. Each party hereto irrevocably and unconditionally consents and submits to the jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware for any actions, suits or proceedings arising out of or relating to this agreement and the transactions contemplated hereby.

                     (g) Entire Agreement. This Salient Stock Voting Agreement
                         ----------------
contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                     (h) Counterparts. This Salient Stock Voting Agreement may
                         ------------
be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                     (i) Effect of Headings. The section headings contained
                         ------------------
herein are for convenience only and shall not affect the construction or interpretation of this Salient Stock Voting Agreement.




                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties have caused this Salient Stock Voting Agreement to be duly executed on the day and year first above written.


SALIENT 3 COMMUNICATIONS, INC.             AGILENT TECHNOLOGIES, INC.



By:                                        By:
    ----------------------------               ----------------------------
Its:                                       Its:
    ----------------------------               ----------------------------


                                           HOLDER


                                           By:
                                               ----------------------------

                                           Holder's Address for Notice:

                                           --------------------------------

                                           --------------------------------

                                           --------------------------------

                                           Number of Shares owned beneficially:

                                           --------------------------------


                                           Number of Shares owned of record (if
                                           different from above):

                                           --------------------------------

                                     ANNEX A

                                IRREVOCABLE PROXY



         The undersigned stockholder of Salient 3 Communications, Inc., a Delaware corporation ("Salient"), hereby irrevocably appoints and constitutes
                       -------
the members of the Board of Directors of Agilent Technologies, Inc., a Delaware corporation ("Agilent"), _______ and ________ and each of them (the
              -------
"Proxyholders"), the agents and proxies of the undersigned, with full power of
 ------------
substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of Class B Voting common stock of Salient beneficially owned by the undersigned, and any and all other shares or securities issued or issuable in respect thereof, or which the undersigned otherwise acquires, on or after the date hereof and prior to the date this proxy terminates (collectively, the "Shares"), to vote the Shares as follows:
                               ------

         The agents and proxies named above are empowered at any time prior to the expiration or termination of this proxy to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every special or adjourned meeting of Salient stockholders, and in every written consent in lieu of such a meeting, or otherwise,

          (a) in favor of approval of the sale of the Safco stock pursuant to the Purchase Agreement, as the same may be amended from time to time, and any proposal or action which would, or could reasonably be expected to, facilitate the Purchase and the other transactions contemplated by the Purchase Agreement;

          (b) against approval of any proposal made in opposition to or competition with consummation of the Purchase and the Purchase Agreement;

          (c) against any merger, consolidation or other business combination of Safco with, sale of assets or stock of Safco to, or reorganization or recapitalization involving Safco with, any party other than Agilent or an affiliate of Agilent as contemplated by the Purchase Agreement.

          (d) against any merger, consolidation or other business combination of Salient with, sale of assets or stock of Salient to, or reorganization or recapitalization involving Salient with, any party (collectively, a "Salient Transaction") (1) other than with Agilent or an affiliate of Agilent as contemplated by the Purchase Agreement or (2) which Salient Transaction does not contemplate and exclude the Purchase (any event described in clause (b) or (c)
(d) hereafter referred to as an "Opposing Proposal").
                                 -----------------
          (e) in favor of any dissolution of Salient (a "Dissolution Plan") which includes or contemplates the Purchase as a part thereof.

The Proxyholders may not exercise this proxy with respect to any other matter. The undersigned may vote the Shares on all such other matters.

          The proxy granted by the undersigned to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the undersigned set forth in Section 1 of the Salient Stock Voting Agreement between the undersigned and Agilent, and is irrevocable and coupled with an interest in such obligations. This proxy will terminate upon the expiration or termination of such Salient Stock Voting Agreement in accordance with its terms.

          Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked, and no subsequent proxies will be given with respect to the Shares until such time as this proxy shall be terminated in accordance with its terms.

          Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of Salient and with any Inspector of Elections at any meeting of the stockholders of Salient.



                  [Remainder of Page Intentionally Left Blank]

         This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

         Dated:  May __, 2000.



         Name of Holder:
                                             -------------------------------


         Signature of Holder:
                                             -------------------------------


         Shares beneficially owned by Holder:
                                             -------------------------------


         Shares owned of record by Holder:
                                             -------------------------------

                                                                         ANNEX F

                         SALIENT 3 COMMUNICATIONS, INC.

                       PLAN OF DISSOLUTION AND LIQUIDATION

This Plan of Dissolution and Liquidation (the "Plan") is intended to accomplish the dissolution and complete liquidation of Salient 3 Communications, Inc., a Delaware corporation (the "Company"), in accordance with Section 275 and other applicable provisions of the General Corporation Law of Delaware ("DGCL") and
Section 331 of the Internal Revenue Code of 1986, as amended (the "Code").


                  1. Approval and Adoption of the Plan by the Board of Directors

                  The Company's Board of Directors (the "Board") has adopted the Plan and called a meeting of the Company's holders of Class B Common Stock, par value $1.00 (the "Class B Stockholders") to take action on the Plan.

                  2.  Approval of the Plan by the Class B Stockholders

                  If the Plan is approved by the Class B Stockholders, the Plan shall constitute the adopted Plan of the Company as of the date on which such Class B Stockholder approval is obtained (the "Adoption Date"). The Company shall file a certificate of dissolution ("Certificate of Dissolution") with the Secretary of State of the State of Delaware in accordance with the DGCL immediately after the Adoption Date; provided, however, that the Board is authorized, in its absolute discretion as it deems necessary, appropriate or advisable, to delay the filing of the Certificate of Dissolution until after the Company has sold either or both of GAI-Tronics Corporation and SAFCO Technologies, Inc., its subsidiaries. The dissolution shall be effective upon the filing of the Certificate of Dissolution (the "Effective Date").

                  3.  Dissolution and Liquidation Period

                  Following the Effective Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs, including any liquidation of its subsidiaries, and distribute its assets in accordance with this Plan. Further, after the Effective Date, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable to maximize the value of the Company's assets upon liquidation; provided that such steps may not be delayed longer than is permitted by applicable law. Without limiting the generality of the foregoing, the Board may instruct the officers of the Company to delay the taking of any of the following steps until the Company has performed such actions as the Board or such officers determine to be necessary, appropriate or advisable for the Company to maximize the value of the Company's assets upon liquidation; provided, that such steps may not be delayed longer than is permitted by applicable law.

                 a. The cessation of all of the Company's business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except and insofar as necessary for the sale of its assets and for the proper winding up of the Company pursuant to Section 278 of the DGCL;

                 b. The negotiation and consummation of sales of all of the assets and properties of the Company by the Company's officers, insofar and on such terms as the Board deems such sales to be necessary, appropriate or advisable;

                 c. In accordance with Section 281(b) of the DGCL, the payment and discharge of, or provision as will be reasonably likely to provide sufficient compensation for:

                    (1) all claims and obligations, including all contingent, conditional or unmatured contractual claims, known to the Company;

                    (2) any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party; and

                    (3) claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the company within ten (10) years after the Effective Date.

                 d. The distribution of remaining funds of the Company and the remaining unsold assets of the Company, if any, to its stockholders.

           4.    Authority of Officers and Directors

           After the Effective Date, the Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by Delaware law. The Board may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay to the Company's officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the successful implementation of this Plan. Adoption of this Plan by holders of a majority of the outstanding shares of Class B Common Stock shall constitute the approval of the Company's Class B Stockholders of the Board's authorization of the payment of any such compensation.

         The adoption of the Plan by the Company's Class B Stockholders shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character which the Board or such officers deem necessary, appropriate or advisable: (i) to sell, dispose, convey, transfer and deliver the assets of the Company (ii) to satisfy or provide for the satisfaction of the Company's obligations in accordance with Sections 281(b) of the DGCL, (iii) to distribute all of the remaining funds of the Company and any unsold assets of the Company to the Company's stockholders, and (iv) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business.

         5.  Conversion of Assets Into Cash or other Distributable Form

         Subject to approval by the Board, the officers, employees and agents of the Company shall, as promptly as feasible and whether before or after the Effective Date, proceed to collect all sums due or owing to the Company, to sell and convert into cash any and all corporate assets and, out of the assets of the Company, to pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of the Company pursuant to Section 3 above, including all expenses of the sale of assets and of the liquidation and dissolution provided for by the Plan.

         6.  Contingency Reserve

         If and to the extent deemed necessary, appropriate or desirable by the Board in its absolute discretion, the Company may establish and set aside a reasonable amount (the "Contingency Reserve") for the payment of expenses and liabilities, including expenses in connection with completion of the Plan.

         7.  Professional Fees and Expenses

         It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms selected by the Board for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company's officers or members of the Board provided by the Company pursuant to its Certificate of Incorporation and Bylaws or the DGCL or otherwise.

         In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

         8.  Indemnification

         The Company shall continue to indemnify its officers and directors, in accordance with its Bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company's obligations hereunder.

         9.  Liquidating Trust

         The Board may, if the Board in its absolute discretion deems it necessary, appropriate or desirable, establish a liquidating trust (the "Liquidating Trust") and transfer assets and liabilities of the Company to the Liquidating Trust for the purposes of prosecuting and defending suits, by or against the company, enabling the company to settle and close its business, to dispose of and convey the property of the Company, to discharge the liabilities of the Company and to distribute to the Company's stockholders any remaining assets. The Board shall determine, in its absolute discretion, whether and when to transfer all of the Company's remaining assets to the Liquidating Trust; provided, however, if all of the Company's assets are not distributed within three years of the Effective Date, the Company shall transfer all of its remaining assets, including any Contingency Reserve to the Liquidating Trust.

         The Liquidating Trust may be established by agreement with one or more Trustees selected by the Board. If the Liquidating Trust is established by agreement with one or more Trustees, the trust agreement establishing and governing the Liquidating Trust shall be in form and substance determined by the Board. In the alternative, the Board may petition the Delaware Court of Chancery for the appointment of one or more Trustees to conduct the liquidation of the Company subject to the supervision of the Court. Whether appointed by an agreement or by the Court, the Trustees shall in general be authorized to take charge of the Company's property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint an agent under it and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

         10.  Liquidating Distributions

         Liquidating distributions, in cash or in kind, shall be made from time to time after the Effective Date, as provided in Section 3 above, to the Company's stockholders, pro rata in accordance with the respective number of shares then held of record; provided that in the opinion of the Board adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the sale of assets and complete liquidation of the Company). All determinations as to the time for and the amount and kind of distributions to stockholders shall be made in the exercise of the absolute discretion of the Board and in accordance with Section 281(b) of the DGCL.

         Any assets distributable to any creditor or stockholder of the Company who is unknown or cannot be found, or who is under a disability and for whom there is no legal representative, shall escheat to the state or be treated as abandoned property pursuant to applicable state law.

         11.  Abandonment of the Plan

         If for any reason the Board determines that such action would be in the best interests of the Company and its stockholders, it may abandon the dissolution, the Plan and the transactions contemplated hereby, notwithstanding stockholder approval, to the extent permitted by the DGCL. Upon such abandonment, the dissolution and the Plan shall be void.

         12.  Liquidation under Section 331

         It is intended that this Plan shall be a plan of complete liquidation within the terms of Section 331 of the Code. The Plan shall be deemed to authorize such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Section 331.

         13.  Filing of Tax Forms

         The appropriate officer of the Company is authorized and directed, within thirty (30) days after the effective date of the Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be appropriate in connection with this Plan and the carrying out thereof.

         14.  Board Authorization

         The Board is authorized, without further action by the Company's Class B Stockholders, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

                                                                         ANNEX G

                             [LETTERHEAD OF BAIRD]

June 1, 2000




Board of Directors
Salient 3 Communications, Inc.
P.O. Box 1498
Reading, PA  19603


Members of the Board:

Salient 3 Communications, Inc. (the "Company") proposes to enter into a Stock Purchase Agreement (the "Agreement") with Hubbell Incorporated ("Hubbell") with respect to the sale of the Company's wholly-owned subsidiary GAI-Tronics Corporation ("GAI-Tronics"). All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to such terms in the Agreement. Pursuant to the Agreement, at the Closing, the Company will sell all of the outstanding capital stock of GAI-Tronics to Hubbell for an aggregate purchase price of $40.0 million in cash (the "Consideration") subject to possible adjustment.

You have requested our opinion as to the fairness, from a financial point of view, of the Consideration to be received by the Company.

Robert W. Baird & Co. Incorporated ("Baird"), as part of its investment banking business, is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes.

In conducting our investigation and analysis and in arriving at our opinion herein, we have reviewed such information and taken into account such financial and economic factors as we have deemed relevant under the circumstances. In that connection, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including projections, concerning the business and operations of GAI-Tronics furnished to us for purposes of our analysis, as well as publicly available information including, but not limited to, the Company's recent filings with the Securities and Exchange Commission;
(ii) reviewed the draft Agreement in the form presented to the Company's Board of Directors dated May 30, 2000; (iii) compared the financial position and operating results of GAI-Tronics with those of certain publicly traded companies we deemed relevant; and (iv) compared the financial terms of the proposed sale of GAI-Tronics with the financial terms of certain other business combinations we deemed relevant. We have held

Board of Directors
Salient 3 Communications, Inc.
June 1, 2000
Page 2


discussions with members of GAI-Tronics' and the Company's senior management concerning GAI-Tronics' historical and current financial condition and operating results, as well as the future prospects of GAI-Tronics. As part of our engagement, we were requested to and did solicit third party indications of interest in acquiring GAI-Tronics. We have also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided us by or on behalf of the Company and GAI-Tronics, and have not been engaged to, and have assumed no responsibility to, independently verify any such information. We have assumed, with your consent, that all material assets and liabilities (contingent or otherwise, known or unknown) of GAI-Tronics are as set forth in the financial statements of GAI-Tronics provided to us by GAI-Tronics and the Company. We have also assumed, with your consent, that the financial projections examined by us were reasonably prepared on bases reflecting the best available estimates and good faith judgments of GAI-Tronics' and the Company's senior management as to the future performance of GAI-Tronics. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. In conducting our review, we have not undertaken nor obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of GAI-Tronics nor have we made a physical inspection of the properties or facilities of GAI- Tronics. We have also assumed, with your consent, that the representations and warranties of each party to the Agreement are true and correct and that each party would perform in accordance with the terms of the Agreement. In addition, we have assumed, with your consent, that the proposed sale of GAI-Tronics will be consummated in accordance with the terms of the draft Agreement in the form presented to the Company's Board of Directors dated May 30, 2000 without any material amendment and without waiver by any of the parties to their respective obligations under the Agreement. Our opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date hereof, and does not predict or take into account any changes which may occur, or information which may become available, after the date hereof.

Our opinion has been prepared at the request and for the information of the Board of Directors of the Company, and shall not be used for any other purpose or disclosed to any other party without the prior written consent of Baird; provided, however, that this letter may be reproduced in full in the Proxy Statement or other required Securities and Exchange Commission filings, to be provided to the Company's shareholders in connection with the proposed sale of GAI-Tronics. This opinion does not address the relative merits of the proposed sale of GAI-Tronics and any other potential transactions or business strategies considered by the Company's Board of Directors, and does not constitute a recommendation to any shareholder of the Company as to how any such shareholder should vote with respect to the proposed sale of GAI-Tronics. Baird has acted as financial advisor to the Company in connection with the proposed sale of GAI-Tronics and certain other assets of the Company and will receive a fee for rendering this opinion and an additional fee upon consummation of the proposed sale of GAI-Tronics and certain other assets of the Company. The Company has agreed to indemnify Baird, its affiliates and their respective directors, officers,

Board of Directors
Salient 3 Communications, Inc.
June 1, 2000
Page 3


partners, employees, agents and controlling persons against certain liabilities relating to or arising out of its engagement, including liabilities under federal securities laws.

In the ordinary course of our business, we may from time to time trade in securities, including the securities of the Company or Hubbell, for our own account or the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration is fair, from a financial point of view, to the Company.


Very truly yours,




ROBERT W. BAIRD & CO. INCORPORATED

                                                                         ANNEX H

                             [LETTERHEAD OF BAIRD]

May 10, 2000




Board of Directors
Salient 3 Communications, Inc.
P.O. Box 1498
Reading, PA  19603


Members of the Board:

Salient 3 Communications, Inc. (the "Company") proposes to enter into a Stock Purchase Agreement (the "Agreement") with Agilent Technologies, Inc. ("Agilent") with respect to the sale of the Company's wholly-owned subsidiary SAFCO Technologies, Inc. ("SAFCO"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to such terms in the Agreement. Pursuant to the Agreement, at the Closing, the Company will sell all of the outstanding capital stock of SAFCO to Agilent for an aggregate purchase price of $120.0 million in cash (the "Consideration") subject to possible adjustment.

You have requested our opinion as to the fairness, from a financial point of view, of the Consideration to be received by the Company.

Robert W. Baird & Co. Incorporated ("Baird"), as part of its investment banking business, is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes.

In conducting our investigation and analysis and in arriving at our opinion herein, we have reviewed such information and taken into account such financial and economic factors as we have deemed relevant under the circumstances. In that connection, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including projections, concerning the business and operations of SAFCO furnished to us for purposes of our analysis, as well as publicly available information including, but not limited to, the Company's recent filings with the Securities and Exchange Commission;
(ii) reviewed the draft Agreement in the form presented to the Company's Board of Directors dated May 5, 2000; (iii) compared the financial position and operating results of SAFCO with those of certain publicly traded companies we deemed relevant; and (iv) compared the financial terms of the proposed sale of SAFCO with the financial terms of certain other business combinations we deemed relevant. We have held discussions with members

Board of Directors
Salient 3 Communications, Inc.
May 10, 2000
Page 2

of SAFCO's and the Company's senior management concerning SAFCO's historical and current financial condition and operating results, as well as the future prospects of SAFCO. As part of our engagement, we were requested to and did solicit third party indications of interest in acquiring SAFCO. We have also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided us by or on behalf of the Company and SAFCO, and have not been engaged to, and have assumed no responsibility to, independently verify any such information. We have assumed, with your consent, that all material assets and liabilities (contingent or otherwise, known or unknown) of SAFCO are as set forth in the financial statements of SAFCO provided to us by SAFCO and the Company. We have also assumed, with your consent, that the financial projections examined by us were reasonably prepared on bases reflecting the best available estimates and good faith judgments of SAFCO's and the Company's senior management as to the future performance of SAFCO. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. In conducting our review, we have not undertaken nor obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of SAFCO nor have we made a physical inspection of the properties or facilities of SAFCO. We have also assumed, with your consent, that the representations and warranties of each party to the Agreement are true and correct and that each party would perform in accordance with the terms of the Agreement. In addition, we have assumed, with your consent, that the proposed sale of SAFCO will be consummated in accordance with the terms of the draft Agreement in the form presented to the Company's Board of Directors dated May 5, 2000 without any material amendment and without waiver by any of the parties to their respective obligations under the Agreement. Our opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date hereof, and does not predict or take into account any changes which may occur, or information which may become available, after the date hereof.

Our opinion has been prepared at the request and for the information of the Board of Directors of the Company, and shall not be used for any other purpose or disclosed to any other party without the prior written consent of Baird; provided, however, that this letter may be reproduced in full in the Proxy Statement or other required Securities and Exchange Commission filings, to be provided to the Company's shareholders in connection with the proposed sale of SAFCO. This opinion does not address the relative merits of the proposed sale of SAFCO and any other potential transactions or business strategies considered by the Company's Board of Directors, and does not constitute a recommendation to any shareholder of the Company as to how any such shareholder should vote with respect to the proposed sale of SAFCO. Baird has acted as financial advisor to the Company in connection with the proposed sale of SAFCO and certain other assets of the Company and will receive a fee for rendering this opinion and an additional fee upon consummation of the proposed sale of SAFCO and certain other assets of the Company. The Company has agreed to indemnify Baird, its affiliates and their respective directors, officers, partners, employees, agents and controlling

Board of Directors
Salient 3 Communications, Inc.
May 10, 2000
Page 3

persons against certain liabilities relating to or arising out of its engagement, including liabilities under federal securities laws.

In the ordinary course of our business, we may from time to time trade in securities, including the securities of the Company or Agilent, for our own account or the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration is fair, from a financial point of view, to the Company.


Very truly yours,




ROBERT W. BAIRD & CO. INCORPORATED

                                                                         ANNEX I

                         SALIENT 3 COMMUNICATIONS, INC.
                             SPECIAL INCENTIVE PLAN



Section 1: Purpose

The purpose of the Plan is to provide incentive for executives who are in a position to contribute materially to the successful sale of the Company.


Section 2: Definitions

The following terms, as used herein, shall have the meaning specified:

         "Award" means the Sale Bonus Awards and Stay Bonus Awards under the
         Plan.

         "Sale Bonus Pool" means the Sale Bonus Pool determined in accordance with the Sale Bonus Pool Schedule.

         "Cause" means (a) Cause as defined in a Participant's employment contract with the Company or, (b) in the absence of such a contract or definition, (b) (i) a felony conviction of a Participant; (ii) the commission by a Participant of an act of fraud or embezzlement against the Company; (iii) willful misconduct or gross negligence materially detrimental to the Company; (iv) the Participant's continued failure to implement reasonable requests or directions received in the course of his employment; (v) the Participant's wrongful dissemination or use of confidential or proprietary information; or (vi) the intentional and habitual neglect by the Participant of his duties to the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Executive Development Committee appointed by the Board of Directors of the Company for purposes of this Plan. Following a Change of Control, Committee shall mean the Committee as constituted immediately prior to the Change of Control, with such changes in the membership thereof as may be approved from time to time following the Change of Control by a majority of the members of such Committee as constituted at the applicable time. The Company shall have no right to appoint members to or to remove members from the Committee following, or otherwise in connection with, a Change of Control. (For purposes of this Plan, Change of Control means (i) Change of Control as defined in a Participant's employment contract with the Company or (ii) in the absence of such a contract or definition,

         Change of Control as defined in the Company's Long-Term Incentive Plan as in effect on the Effective Date of this Plan.)

         "Company" means Salient 3 Communications, Inc. and its successors and shall include any subsidiaries of the Company, except where the context indicates otherwise.

         "Employee" means an employee of the Company.

         "Participant" means an Employee designated from time to time by the Committee to participate in the Plan, as set forth in Appendix A and/or Appendix B to this Plan.

         "Final Closing Date" means the Final Closing Date as determined in accordance with the Sale Bonus Pool Schedule.

         "Net Proceeds" means the Net Proceeds as determined in accordance with the Sale Bonus Pool Schedule.

         "Sale Bonus Pool Schedule" and "Stay Bonus Schedule" mean the Sales Bonus Pool Schedule and Stay Bonus Schedule, respectively, attached to this Plan.


Section 3: Sale Bonus Awards

          a. Eligibility. A Participant named in Appendix A shall be eligible for a Sale Bonus Award if such Participant either (i) is an Employee as of the Final Closing Date or (ii) prior to the Final Closing Date, is terminated by the Company other than for Cause or, in the case of a Participant with employment contract with the Company, terminates his employment for good reason following, or in anticipation of, a Change of Control, as provided by such employment contract.


          b. Determination of Awards. The Committee shall determine the amount of the Sale Bonus Award payable to an eligible Participant and the amount of the Special Pool available to be awarded by the Chairman and Chief Executive Officer in accordance with the Participant's Percentage Interest and Special Pool Percentage Interest in the Sale Bonus Pool (as set forth in Appendix A) and the Sale Bonus Pool Schedule. A Participant shall be eligible to receive a Sale Bonus Award only to the extent derived from the Sale Bonus Pool Schedule as applied against the level of performance actually achieved. All determinations regarding the level of performance actually achieved and the amount payable to a Participant will be made and certified in writing by the Committee. Anything in this Plan to the contrary notwithstanding, the Committee may not use its discretion to increase the amount of the Award otherwise payable to a Participant based on such performance.

          c. Payment of Awards. Sale Bonus Awards shall be paid in a lump sum cash payment on the first anniversary of the Final Closing Date, provided that if a Participant is terminated by the Company (other than for Cause) prior to the Final Closing Date or the first anniversary thereof, or if, in the case of a Participant with an employment contract with the Company, such Participant terminates his employment for good reason following, or in anticipation of, a Change of Control, as provided by such employment contract, then such Participant's Sale Bonus Award shall be paid in a lump sum cash payment as soon as practicable, but not later than three (3) days, after the later of the Final Closing Date and such Participant's termination of employment. If a Participant's Sale Bonus Award is paid prior to the first anniversary of the Final Closing Date, the amount thereof shall be discounted at a rate, as determined by the Committee, to reasonably reflect the time value of money.


Section 4: Stay Bonus Award

          a. Eligibility. A Participant named in Appendix B shall be eligible for a Stay Bonus Award if such Participant either (i) is an Employee as of the Final Closing Date or (ii) is terminated by the Company prior to the Final Closing Date other than for Cause.

          b. Payment. The amount of an eligible Participant's Stay Bonus Award shall be determined by multiplying the Participant's monthly base salary as of the Final Closing Date (or, at the time of termination of employment by the Company prior to the Final Closing Date other than for Cause) by the number of months determined in accordance with the Stay Bonus Schedule. Stay Bonus Awards shall be paid in a lump sum cash payment as soon as practicable, but not later than three (3) days, after the Participant becomes eligible for such Award.


Section 5: Administration

          a. In General. The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

          b. Determinations. The actions and determinations of the Committee or others to whom authority is delegated under the Plan on all matters relating to the Plan and any Awards will be final and conclusive. Such determinations need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

          c. Appointment of Experts. The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

          d. Delegation.The Committee may delegate to Employees the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purposes, except that the Committee shall not delegate any authority with respect to decisions regarding the eligibility of, or the amount, timing or other material terms of Awards in respect of, Participants who are covered employees within the meaning of Code section 162(m)(3).

          e. Books and Records. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

          f. Payment of Expenses. The Company shall pay all reasonable expenses for administering the Plan, including, but not limited to, the payment of professional and expert fees.

          g. Code Section 162(m). It is the intent of the Company that Awards and the Plan satisfy the applicable requirements of Code section 162(m) so that the Company's tax deduction for remuneration in respect of this Plan for services performed by Participants who are covered employees within the meaning of Code section 162(m)(3) is not disallowed in whole or in part by the operation of such Code section. If any provision of this Plan or of any Award would otherwise frustrate or conflict with such intent, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, and, to the extent of any remaining irreconcilable conflict with such intent, that provision shall be deemed void as applicable to such Participants.

Section 6: Miscellaneous

          a. Nonassignability. No Award will be assignable or transferable (including pursuant to a pledge or security interest) other than by will or by laws of descent and distribution.

          b. Withholding Taxes. Whenever payments under the Plan are to be made or deferred, the Company will withhold therefrom, or from any other amounts payable to or in respect of the Participant, an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

          c. Amendment or Termination of the Plan. The Plan may be amended or terminated by the Board of Directors in any respect except that
               (i) no amendment may be made after the date on which an Employee is selected as a Participant that would impair the rights of such Participant without such Participant's consent and (ii) no amendment shall be effective without the approval of the stockholders of the Company if such approval is necessary to satisfy the intent set forth in Section 5(g).

          d. Other Payments or Awards. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          e. Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is payable under the Plan, such payments will be made accordingly. Any such payment will be a complete discharge of the liability of the Company under the Plan.

          f. Unfunded Plan. Nothing in this Plan will require the Company to purchase assets or place assets in a trust or other entity to which contributions are made or otherwise to segregate any assets for the purpose of satisfying any obligations under the Plan. Participants will have no rights under the Plan other than as unsecured general creditors of the Company.

          g. Limits of Liability. Neither the Company nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, will have any liability to any party for any action taken or not taken in good faith under the Plan.

          h. No Right of Employment. Nothing in this Plan will be construed as creating any contract of employment or conferring upon any Employee or Participant any right to continue in the employ or other service of the Company or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment or other service of such person with or without Cause.

          i. Section Headings. The section headings contained herein are for convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, will control.

          j. Invalidity. If any term or provision contained herein is to any extent invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability will not affect any other provision or part hereof.

          k. Applicable Law. The Plan will be governed by the laws of the Commonwealth of Pennsylvania, as determined without regard to the conflict of law principles thereof.

          l. Effective Date. The Plan shall be effective as of December 7, 1999.

                        SALIENT 3 COMMUNICATIONS, INC.


                   THIS PROXY IS SOLICITED ON BEHALF OF THE
             BOARD OF DIRECTORS OF SALIENT 3 COMMUNICATIONS, INC.
                            IN CONNECTION WITH THE
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 21, 2000

     The undersigned hereby appoints Timothy S. Cobb and Paul H. Snyder, or either of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of Salient to be held on Friday, July 21, 2000, and at any adjournment thereof, and to there vote, as indicated below, all shares of Class B common stock with all powers which the undersigned would possess if personally present.


     Mark all choices like this:  [X].

     Please sign exactly as your name appears on your stock. Date and return the proxy card in the enclosed envelope.

1.  The approval of the sale of all of the outstanding            For       Against     Abstain
    stock of GAI-Tronics Corporation.                             [_]         [_]         [_]

2.  The approval of the sale of all of the outstanding            For       Against     Abstain
    stock of SAFCO Technologies, Inc.                             [_]         [_]         [_]

3.  The approval of the dissolution and plan of                   For       Against     Abstain
    liquidation for Salient.                                      [_]         [_]         [_]

4.  The approval of the special incentive plan for                For       Against     Abstain
    Salient.                                                      [_]         [_]         [_]

5 Election of Directors. Nominees: Timothy S. Cobb, Robert E. LaBlanc, and Dennis F. Strigl, each as a director of Salient to serve until Salient's 2003 Annual Meeting and until his successor is elected and qualified.

    [_]  Vote for all (except as marked to the contrary below).

    [_]  Withhold authority to vote for all.

    (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line below.)


   _________________________________________

6.  The ratification of the selection of Arthur Andersen         For      Against     Abstain
    LLP as independent auditors for fiscal 2000.                 [_]        [_]         [_]

     In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

     This Proxy, when properly dated and executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4, 5, and 6.


____________________________     ____________________________________________
Signature of Stockholder         Please print your name also.            Date